As filed with the Securities and Exchange Commission on September 19, 2006

Registration No. 33-26305

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933  ☒

PRE-EFFECTIVE AMENDMENT NO.  ☐

POST-EFFECTIVE AMENDMENT NO. 97  ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 99

BLACKROCK FUNDSSM

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number (800) 441-7762

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

(Name and Address of Agent for Service)

copy to:

Sarah E. Cogan, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

The prospectuses and statement of additional information for the Investor A, Institutional, BlackRock and R Shares of the Long Duration Bond Portfolio are incorporated by reference to the Registrant’s filing of Post-Effective Amendment No. 95 to its Registration Statement on Form N-1A on July 17, 2006.

The prospectuses and statements of additional information for the Service, Investor A, Investor B, Investor C, Institutional, BlackRock and Hilliard Lyons Shares of the Money Market, Bond and Equity Portfolios, as applicable, each dated January 31, 2006, are incorporated by reference to the Registrant’s filing of Post-Effective Amendment No. 94 to its Registration Statement on Form N-1A on January 27, 2006 and to Registrant’s filings pursuant to Rule 497 on February 3, 2006.

The prospectuses and statements of additional information for the Shares of the BlackRock Strategic Portfolio II, the Multi-Sector Mortgage Securities Portfolio III and the Multi-Sector Mortgage Securities Portfolio IV, each dated January 28, 2001, are incorporated by reference to the Registrant’s filing of Post-Effective Amendment No. 59 to its Registration Statement on Form N-1A on January 29, 2001.

ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Funds

Equity Portfolios

R Shares

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 14 of the BlackRock Equity funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

In February 2006, BlackRock, Inc., the parent company of BlackRock, and Merrill Lynch & Co., Inc. (Merrill Lynch) announced that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc.

Effective October 2, 2006, the BlackRock Health Sciences Portfolio has been renamed the “BlackRock Health Sciences Opportunities Portfolio.”

1

BlackRock

Investment Trust

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Investment Goal

The fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund management team uses the S&P 500® Index as a benchmark. The fund normally invests at least 80% of its net assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund’s return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics of the fund’s portfolio similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts that seek to replicate the price performance and dividend yield of the S&P 500® Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

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IMPORTANT DEFINITIONS

Value and Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security of an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

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While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ

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only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.16% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.57% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 1.32%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	I Year	3 Years	5 Years	10 Years	Inception Date[1]
Investment Trust; Inv A
Return Before Taxes	-2.38%	12.29%	-3.99%	5.23%	09/13/93
Return After Taxes on Distributions	-2.82%	12.07%	-4.17%	3.88%
Return After Taxes on Distributions and Sale of Shares	-0.94%	10.61%	-3.39%	3.99%
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	9.08%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.54%
Distribution (12b-1) fees	.25%
Other expenses[1]	.78%
Service fees	.25%
Other	.53%
Total annual fund operating expenses[2]	1.57%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.87% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$160	$496

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock. Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

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The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.16% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.57% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Investment Trust

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$13.20	$11.79	$10.18	$8.41	$11.17	$20.69

Income from investment operations
Net investment income (loss)	0.05 [2]	0.09 [2]	0.04 [2]	0.06	(0.01)	(0.02)
Net gain (loss) on investments (both realized and unrealized)	0.56	1.70	1.64	1.79	(2.75)	(6.42)

Total from investment operations	0.61	1.79	1.68	1.85	(2.76)	(6.44)

Less distributions
Distributions from net investment income	(0.07)	(0.38)	(0.07)	(0.08)	– –	(0.01)
Distributions from capital	– –	– –	– –	– –	– –	(0.02)
Distributions from net realized gains	(0.34)	– –	– –	– –	– –	(3.05)

Total distributions	(0.41)	(0.38)	(0.07)	(0.08)	– –	(3.08)

Net asset value at end of period	$13.40	$13.20	$11.79	$10.18	$8.41	$11.17

Total return[3]	4.70%[4,5]	12.30%[4]	16.60%[4]	22.09%	(24.71)%	(35.65)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$515,100	$552,118	$17,632	$19,408	$24,816	$37,267
Ratios of expenses to average net assets
Net expenses	1.16%[6]	1.16%	1.26%	1.28%	1.28%	1.28%
Total expenses	1.41%[6]	1.43%	1.47%	1.43%	1.36%	1.30%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.79%[6]	0.71%	0.37%	0.45%	(0.04)%	(0.09)%
Before advisory/administration and other fee waivers	0.54%[6]	0.44%	0.16%	0.30%	(0.11)%	(0.10)%
Portfolio turnover rate	38%	105%	72%	98%	124%	114%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not Annualized.
[6]	Annualized.

8

BlackRock

Legacy Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is growth, referring to the type of securities the manager will choose for this fund.

Russell 1000® Growth Index: An index composed of those Russell 1000® securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies.

The fund seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of total assets in other securities (for example, bonds and small-size company stocks).

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

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The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s investment approach, with its emphasis on keeping portfolio turnover low, means that the fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover. To the extent that the fund does sell securities during times of volatility, either for investment management reasons or to meet shareholder redemption requests, portfolio turnover and capital gains distributions are likely to increase as a result. For this reason, shareholders who actively trade or exchange fund shares could adversely affect the management of the fund and are discouraged from investing in it.

While the fund’s buy-and-hold approach is designed to allow it to capture long-term gains, prices of some stocks may not return to previous highs. To the extent that the fund continues to hold these stocks, it may miss opportunities to realize gains and its long-term performance may be reduced.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few

10

securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and reduced ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

11

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Legacy Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.35% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.64% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -2.21%.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Legacy; Inv A
Return Before Taxes	0.35%	12.35%	-2.48%	3.97%	12/31/97
Return After Taxes on Distributions	0.35%	12.35%	-2.48%	3.97%
Return After Taxes on Distributions and Sale of Shares	0.23%	10.67%	-2.09%	3.44%
Russell 1000® Growth (Reflects no deduction for fees, expenses or taxes)	5.26%	13.23%	-3.58%	2.24%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.65%
Distribution (12b-1) fees	.25%
Other expenses[1]	.74%
Service fees	.25%
Other	.49%
Total annual fund operating expenses[2]	1.64%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.94% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$167	$517

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As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock, and Edward P. Dowd, Managing Director at BlackRock. Mr. Lindsey and Mr. Dowd also lead the portfolio management team of the BlackRock Exchange Fund.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Lindsey, a co-portfolio manager of the SSR Legacy Fund since 2002, was a Managing Director and the Chief Investment Officer—Growth beginning in 2003, and was responsible for overseeing all of SSRM’s growth and core products. He was employed by SSRM beginning in 2002. During the past five years, he has also served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the past five years, he also served as a Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R shares of the fund have no performance history, the financial information in the table below shows financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.35% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.64% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through October 31, 2002) and Deloitte & Touche LLP (for periods after October 31, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Legacy Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 11/01/04 to 9/30/05		Year Ended 10/31/04[1,2]	Year Ended 10/31/03[1]	Year Ended 10/31/02[1,3]	Year Ended 10/31/01[1,3]
Net asset value at beginning of period	$13.82	$12.47		$11.91	$9.96	$11.56	$16.39

Income from investment operations
Net investment income (loss)	(0.03)[4]	0.02	[4]	(0.08)	(0.05)	(0.03)	(0.05)
Net gain (loss) on investments (both realized and unrealized)	1.03	1.33		0.64	2.00	(1.57)	(4.78)

Total from investment operations	1.00	1.35		0.56	1.95	(1.60)	(4.83)

Net asset value at end of period	$14.82	$13.82		$12.47	$11.91	$9.96	$11.56

Total return[5]	7.24%[6,7]	10.83	%6,[8]	4.70%	19.58%	(13.84)%	(29.47)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$122,400	$120,371		$99,435	$103,247	$76,798	$103,774
Ratios of expenses to average net assets
Net expenses	1.35%[9]	1.31%[9]		1.44%	1.38%	1.38%	1.33%
Total expenses	1.56%[9]	1.48%[9]		1.44%	1.38%	1.39%	1.35%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.48)%[9]	0.21%[9]		(0.62)%	(0.47)%	(0.28)%	(0.39)%
Before advisory/administration and other fee waivers	(0.69)%[9]	0.04%[9]		(0.62)%	(0.47)%	(0.29)%	(0.41)%
Portfolio turnover rate	42%	70%		91%	113%	31%	22%

[1]	Per-share figures have been calculated using the average shares method.
[2]	During the year ended October 31, 2004, the Distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on the net realized and unrealized gain on investments per share.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Not Annualized.
[8]	The total return includes an impact of 8 basis points related to payments made by SSRM prior to January 31, 2005.
[9]	Annualized.

16

BlackRock

Mid-Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap Value Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Value Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $563 million and $18.1 billion as of December 31, 2005). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for “value” stocks from the universe of U.S. mid-capitalization companies. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

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The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In

18

addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Mid-Cap Value Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance

19

for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.25% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.68% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell Midcap® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 4.79%.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Mid-Cap Value; Inv A
Return Before Taxes	3.75%	19.85%	10.21%	12.83%	08/25/86
Return After Taxes on Distributions	-0.02%	18.08%	7.81%	10.05%
Return After Taxes on Distributions and Sale of Shares	3.72%	16.50%	7.49%	9.62%
Russell Midcap® Value (Reflects no deduction for fees, expenses or taxes)	12.65%	24.37%	12.21%	13.65%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.80%
Distribution (12b-1) fees	.25%
Other expenses[1]	.63%
Service fees	.25%
Other	.38%
Total annual fund operating expenses[2]	1.68%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.98% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$171	$530

21

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Anthony F. Forcione, CFA, Director at BlackRock, and Wayne J. Archambo, CFA, Managing Director at BlackRock.

Mr. Forcione joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005 and was promoted to Director in January 2006. Prior to joining BlackRock, Mr. Forcione was a Vice President at SSRM. He assisted with the management of the State Street Research Mid Cap Value Fund since 2000 and was named a co-portfolio manager in 2003. Mr. Forcione joined SSRM in 1992 and became an equity analyst in 1997.

Mr. Archambo heads the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products and has been a portfolio manager for the Fund since January 2005. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid-cap value equity products since the firm’s inception in 1995. Prior to his departure, he was responsible for the development and management of over $1.3 billion of small cap value assets and $1.5 billion of mid-cap value assets for 50 institutional clients.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

22

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.25% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.68% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

23

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05[1]	Year Ended 6/30/04[1,2]	Year Ended 6/30/03[1,2]	Year Ended 6/30/02[1],2,3	Year Ended 6/30/01[1,2,3]
Net asset value, beginning of year	$13.49	$12.53	$11.92	$8.91	$10.53	$11.73	$8.66

Income from investment operations
Net investment income (loss)	0.04 [4]	0.02 [4]	0.07	0.05	0.06	0.02	0.06
Net realized and unrealized gain (loss) on investments	0.95	0.94	1.45	3.02	(1.22)	0.29	3.56

Total from investment operations	0.99	0.96	1.52	3.07	(1.16)	0.31	3.62

Less distributions
Dividends from net investment income	(0.02)	– –	(0.11)	(0.06)	– –	– –	(0.13)
Distributions from capital gains	(1.38)	– –	(0.80)	– –	(0.46)	(1.51)	(0.42)

Total distributions	(1.40)	– –	(0.91)	(0.06)	(0.46)	(1.51)	(0.55)

Net asset value, end of year	$13.08	$13.49	$12.53	$11.92	$8.91	$10.53	$11.73

Total return[5]	8.08%[6,7]	7.66%[6]	12.98%	34.51%	(10.61)%	2.96%	43.49%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$485,915	$500,479	$448,237	$363,188	$194,034	$242,113	$107,448
Net expenses	1.25%[8]	1.25%[8]	1.24%[8]	1.28%	1.29%	1.25%	1.25%
Total expenses	1.59%[8]	1.64%[8]	1.38%[8]	1.33%	1.48%	1.41%	1.55%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	0.60%[8]	0.24%[8]	0.92%[8]	0.47%	0.65%	0.16%	0.59%
Before advisory/administration and other fee waivers	0.26%[8]	(0.15)%[8]	0.78%[8]	0.42%	0.47%	0.01%	0.31%
Portfolio turnover rate	63%	60%	53%	86%	66%	69%	116%

[1]	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 1.57950264 for Class A shares.
[2]	Per-share figures have been calculated using the average shares method.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Not Annualized.
[8]	Annualized.

24

BlackRock

Small Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell 2000® Value Index: An index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for “value” stocks from the universe of companies with market capitalizations under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects

25

to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

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IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these

27

securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.22% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.51% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 2000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future

28

results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 6.13%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small Cap Value; Inv A
Return Before Taxes	-0.35%	20.66%	8.95%	10.12%	04/13/92
Return After Taxes on Distributions	-5.53%	15.54%	4.77%	6.86%
Return After Taxes on Distributions and Sale of Shares	1.44%	15.61%	5.73%	7.17%
Russell 2000® Value (Reflects no deductions for fees, expenses or taxes)	4.71%	23.18%	13.55%	13.08%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Distribution (12b-1) fees	.25%
Other expenses[1]	.71%
Service fees	.25%
Other	.46%
Total annual fund operating expenses[2]	1.51%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.81% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$154	$477

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock and Kate O’Connor, CFA, Managing Director at BlackRock.

Mr. Archambo heads the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid-cap value equity products since the firm’s inception in 1995. Prior to his departure, he was responsible for the development and management of over

30

$1.3 billion of small cap value assets and $1.5 billion of mid-cap value assets for 50 institutional clients.

Ms. O’Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.22% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.51 % of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Small Cap Value Equity Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$14.86	$15.00	$14.04	$12.76	$16.18	$17.10

Income from investment operations
Net investment income (loss)	(0.01)[2]	– –[2]	(0.09)[2]	(0.05)	(0.10)	0.06
Net gain (loss) on investments (both realized and unrealized)	1.32	2.85	2.84	3.29	(0.99)	(0.07)

Total from investment operations	1.31	2.85	2.75	3.24	(1.09)	(0.01)

Less distributions
Distributions from net investment income	(0.17)	– –	– –	– –	– –	(0.07)
Distributions from net realized gains	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)	(0.84)

Total distributions	(2.91)	(2.99)	(1.79)	(1.96)	(2.33)	(0.91)

Net asset value at end of period	$13.26	$14.86	$15.00	$14.04	$12.76	$16.18

Total return[3]	10.65%[4,5]	20.43%[4]	20.38%[4]	29.37%[4]	(8.71)%	0.09%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$29,880	$31,889	$35,240	$38,052	$43,884	$28,195
Ratios of expenses to average net assets
Net expenses	1.23%[6]	1.24%	1.35%	1.38%	1.35%	1.34%
Total expenses	1.35%[6]	1.35%	1.47%	1.41%	1.37%	1.34%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.11)%[6]	(0.01)%	(0.55)%	(0.37)%	(0.62)%	0.38%
Before advisory/administration and other fee waivers	(0.23)%[6]	(0.12)%	(0.67)%	(0.40)%	(0.64)%	0.38%
Portfolio turnover rate	59%	133%	154%	240%	260%	184%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not Annualized.
[6]	Annualized.

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BlackRock

Small Cap Core Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small cap, referring to the type of securities the manager will choose for this fund.

Russell 2000® Index: An index that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The manager initially screens for stocks from a market universe of companies with market capitalizations under $2 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund will generally sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in her opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

33

The manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding larger capitalization company stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund

34

is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the manager chooses stocks she believes have above-average earnings growth potential or are undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and

35

the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.77% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.89% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 2000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

36

As of 12/31

AVERAGE ANNUAL RETURNS*

The fund's year to date total return as of 6/30/06 was 4.01%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	Since Inception	Inception Date[2]
Small Cap Core Equity; Investor A
Return Before Taxes	0.59%	24.13%	14.24%	01/02/02
Return After Taxes on Distributions	0.15%	23.79%	14.00%
Return After Taxes on Distributions and Sale of Shares	0.55%	20.95%	12.32%
Russell 2000®
(Reflects no deduction for fees, expenses or taxes)	4.55%	22.13%	9.77%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Performance of the fund for the 2002 calendar year reflects the cumulative performance from the inception date (January 2, 2002) until December 31, 2002.
[2]	Inception date of the fund’s oldest class(es).

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	1.00%
Distribution (12b-1) fees	.25%
Other expenses[1]	.64%
Service fees	.25%
Other	.39%
Total annual fund operating expenses[2]	1.89%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 2.19% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$192	$594

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Kate O’Connor, CFA, Managing Director at BlackRock, and Neil Wagner, Managing Director at BlackRock.

Ms. O’Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998. He has been a portfolio manager of the fund since May 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation,

38

other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.77% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.89% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Small Cap Core Equity Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	For the Period 1/02/02[1,2] through 09/30/02
Net asset value at beginning of period	$17.49	$14.71	$11.99	$8.35		$10.00

Income from investment operations
Net investment loss	(0.09)[3]	(0.17)[3]	(0.24)[3]	– –		– –
Net gain (loss) on investments (both realized and unrealized)	1.98	3.06	3.04	3.64		(1.65)

Total from investment operations	1.89	2.89	2.80	3.64		(1.65)

Less distributions
Distributions from net realized capital gains	(0.30)	(0.11)	(0.15)	– –		– –

Total distributions	(0.30)	(0.11)	(0.15)	– –		– –

Redemption fees added to paid in capital	– –	– –	0.07	– –		– –

Net asset value at end of period	$19.08	$17.49	$14.71	$11.99		$8.35

Total Return[4]	10.99%[5,6]	19.71%[5]	24.01%[7]	43.59%		(16.50)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$20,181	$11,997	$3,154	$7	$	– – [8]
Ratios of expenses to average net assets
Net Expenses	1.69%[9]	1.71%	1.74%	1.77%		1.77%[9]
Total Expenses	1.86%[9]	2.17%	2.89%	3.43%		3.00%[9]
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.98)%[9]	(1.01)%	(1.32)%	(1.09)%		(1.07)%[9]
Before advisory/administration and other fee waivers	(1.15)%[9]	(1.47)%	(2.48)%	(2.75)%		(2.30)%[9]
Portfolio turnover rate	56%	118%	78%	218%		233%

[1]	Audited by other auditors.
[2]	Commencement of share class.
[3]	Calculating using the average shares outstanding method.
[4]	Neither the sales load nor the contingent deferred sales load is reflected in the total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not Annualized.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 59 basis points.
[8]	Net assets end of period are less than $1,000.
[9]	Annualized.

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BlackRock

Small Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security such as stock, representing ownership in a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small cap growth, referring to the type of securities the managers will choose for this fund.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. Although a universal definition of small-capitalization companies does not exist, the fund generally defines these companies as those whose market capitalizations, at the time of the fund’s investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 31, 2005, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $13 million to $6.6 billion. In the future, the fund may define small-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on small cap emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management’s abilities) performed by the management team.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions

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IMPORTANT DEFINITIONS

Russell 2000® Growth Index: An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Small Capitalization Companies: The fund generally defines these companies as those whose market capitalizations, at the time of the fund’s investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period.

improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few

42

securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these

43

securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.17% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.37% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund.

44

The table compares the fund’s performance to that of the Russell 2000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 7.10%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small Cap Growth; Inv A
Return Before Taxes	0.00%	19.41%	-4.28%	6.12%	09/14/93
Return After Taxes on Distributions	0.00%	19.41%	-4.28%	4.35%
Return After Taxes on Distributions and Sale of Shares	0.00%	16.90%	-3.59%	4.57%
Russell 2000® Growth (Reflects no deduction for fees, expenses or taxes)	4.15%	20.93%	2.28%	4.69%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

45

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Distribution (12b-1) fees	.25%
Other expenses[1]	.57%
Service fees	.25%
Other	.32%
Total annual fund operating expenses[2]	1.37%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.67% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$139	$434

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock, Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA, Managing Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities and has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

46

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. He has been an analyst of the fund since May 2002 and manager of the fund since March 2004. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund’s day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.17% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.37% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

47

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Small Cap Growth Equity Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year ended 9/30/01[1]
Net asset value at beginning of period	$16.12	$13.57	$11.51	$8.48	$11.12	$34.47

Income from investment operations
Net investment loss	(0.07)[2]	(0.10)[2]	(0.16)[2]	(0.13)	(0.14)	(0.01)
Net gain (loss) on investments (both realized and unrealized)	2.28	2.64	2.22	3.16	(2.50)	(14.65)

Total from investment operations	2.21	2.54	2.06	3.03	(2.64)	(14.66)

Less distributions
Distributions from net investment income	– –	– –	– –	– –	– –	(0.08)
Distributions from capital	– –	– –	– –	– –	– –	(0.10)
Distributions from net realized gains	– –	– –	– –	– –	– –	(8.51)

Total distributions	– –	– –	– –	– –	– –	(8.69)

Redemption fees added to paid-in-capital	– –	0.01	– –	– –	– –	– –

Net asset value at end of period	$18.33	$16.12	$13.57	$11.51	$8.48	$11.12

Total return[3]	13.71%[4,5]	18.79%[6]	17.90%[4]	35.73%[4]	(23.74)%	(53.90)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$180,779	$160,374	$131,795	$102,642	$95,620	$85,211
Ratios of expenses to average net assets
Net expenses	1.16%[7]	1.19%	1.30%	1.37%	1.33%	1.29%
Total expenses	1.26%[7]	1.29%	1.40%	1.40%	1.36%	1.29%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.84)%[7]	(0.66)%	(1.12)%	(1.22)%	(1.14)%	0.02%
Before advisory/administration and other fee waivers	(0.94)%[7]	(0.76)%	(1.22)%	(1.25)%	(1.17)%	0.02%
Portfolio turnover rate	46%	91%	81%	167%	238%	363%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not Annualized.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period is 7 basis points.
[7]	Annualized.

48

BlackRock

Asset Allocation Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The Fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

The fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the fund management team monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories. The fund measures its performance against a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%).

The assets allocated to the stock and bond categories undergo a further allocation process. The fund management team uses a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location. The fund management team regularly reviews and allocates varying percentages of the fund to equity investment management team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies. Within each discipline, investment decisions are primarily the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization. With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. Within each distinct discipline, the equity investment management teams assess each stock’s changing characteristics relative to its contribution to portfolio risk within that discipline. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

Members of the fixed income investment management team are responsible for managing the fixed income allocation of the fund.

49

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

High Yield Bonds: Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade:  Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style:  Refers to the guiding principle of a mutual fund’s investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income securities for this fund.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

The fixed income investment management team evaluates sectors of the bond market and individual securities within these sectors. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the fixed income management team believes that they have the potential for above-average total return. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the fixed income investment management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in these securities in order to achieve its investment goal.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or

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currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because market conditions can vary, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline.

IMPORTANT DEFINITIONS

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough

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cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

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The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain

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or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Asset Allocation Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.20% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.46% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

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The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 1.98%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Asset Allocation; Inv A
Return Before Taxes	0.01%	11.68%	4.10%	8.52%	12/29/88
Return After Taxes on Distributions	-1.36%	10.56%	2.84%	6.20%
Return After Taxes on Distributions and Sale of Shares	1.36%	9.66%	2.91%	6.14%
60% S&P 500®/40% Leh. Agg. (Reflects no deduction for fees, expenses or taxes)	4.00%	10.10%	2.99%	8.25%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Distribution (12b-1) fees	.25%
Other expenses[1]	.66%
Service fees	.25%
Other	.41%
Total annual fund operating expenses[2]	1.46%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.76% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$149	$462

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As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by R. Andrew Damm, Managing Director of BlackRock, and Linda Zhang, PhD, Vice President at BlackRock.

Mr. Damm is primarily responsible for the oversight of the risk management of domestic and international equity portfolios and has managed the fund since 2005. He heads a team that utilizes quantitative techniques to model all of BlackRock’s equity portfolios to ensure that they are managed consistently with their mandates. He works with BlackRock’s portfolio managers to communicate portfolio risk forecasts and to analyze historical performance. He is also a member of the Portfolio Risk Management Group, the Asset Allocation Committee and the Equity Investment Strategy Group.

Prior to taking on his current responsibilities, Mr. Damm was the equity product strategist and the lead portfolio manager for BlackRock’s large cap growth and core equity portfolios where he led a team of analysts and portfolio managers that managed institutional and mutual fund portfolios. He joined the PNC Asset Management Group in 1995 as a senior investment strategist, and was previously a portfolio manager within PNC’s Investment Management and Trust Division.

Ms. Zhang joined BlackRock following the merger with SSRM in 2005. She is a member of the Asset Allocation Committee and the Equity Investment Strategy Group. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. From 1997 to 2003, Ms. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.20% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.46% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through March 31, 2003) and Deloitte & Touche LLP (for periods after March 31, 2003). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Asset Allocation Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 3/01/05 to 9/30/05	For the Period 4/01/04 to 2/28/05[1]	Year Ended 3/31/04[1]	Year Ended 3/31/03[1,2]	Year Ended 3/31/02[1,2]	Year Ended 3/31/01[1,2]
Net asset value, beginning of period	$15.48	$14.95	$14.89	$11.36	$14.15	$14.03	$16.24

Income from investment operations
Net investment income	0.11 [3]	0.13 [3]	0.18	0.19	0.24	0.28	0.39
Net realized and unrealized gain (loss) on investments	0.78	0.53	0.80	3.55	(2.68)	0.83	(0.40)

Total from investment operations	0.89	0.66	0.98	3.74	(2.44)	1.11	(0.01)

Less distributions
Dividends from net investment income	(0.13)	(0.13)	(0.38)	(0.21)	(0.29)	(0.31)	(0.31)
Distributions from capital gains	(0.65)	– –	(0.54)	– –	(0.06)	(0.68)	(1.89)

Total distributions	(0.78)	(0.13)	(0.92)	(0.21)	(0.35)	(0.99)	(2.20)

Net asset value, end of period	$15.59	$15.48	$14.95	$14.89	$11.36	$14.15	$14.03

Total return[4]	5.98%[5,6]	4.40%[5]	6.78%	32.94%	(17.37)%	8.15%	0.29%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$494,561	$491,557	$526,929	$357,100	$252,069	$320,614	$272,813
Net expenses	1.22%[7]	1.25%[7]	1.24%[7]	1.45%	1.42%	1.40%	1.44%
Total expenses	1.38%[7]	1.46%[7]	1.32%[7]	1.45%	1.43%	1.41%	1.46%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	1.41%[7]	1.51%[7]	1.55%[7]	1.43%	1.92%	1.95%	2.61%
Before advisory/administration and other fee waivers	1.25%[7]	1.30%[7]	1.47%[7]	1.43%	1.92%	1.95%	2.61%
Portfolio turnover rate	65%	90%	101%	216%	181%	186%	181%

[1]	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Asset Allocation Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 0.71991517 for Class A shares.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not Annualized.
[7]	Annualized.

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BlackRock

Health Sciences Opportunities Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is health sciences, referring to the type of securities the managers will choose for this fund.

Lipper Health/Biotechnology Fund Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The sector can include, but is not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average growth over the long term. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund does not limit its investments to companies of any particular size. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depository receipts.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences. They may also include debt securities and smaller capitalization companies.

From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

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It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of

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the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of

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assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of

64

securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Health Sciences Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table on the next page show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. Investor A Shares of the fund are estimated to have expenses of 1.53% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the

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fund are expected to have expenses of 1.51% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Health/Biotechnology Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -0.33%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Health Sciences Opportunities; Inv A
Return Before Taxes	10.10%	28.09%	10.92%	18.32%	12/21/99
Return After Taxes on Distributions	9.44%	26.94%	10.29%	17.20%
Return After Taxes on Distributions and Sale of Shares	6.88%	24.07%	9.22%	15.62%
Lipper Health/Biotechnology (Reflects no deduction for fees, expenses or taxes)	11.48%	17.59%	1.44%	8.59%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	-0.72%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the SSR Fund’s oldest class(es).

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Distribution (12b-1) fees	.25%
Other expenses[1]	.51%
Service fees	.25%
Other	.26%
Total annual fund operating expenses[2]	1.51%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.81% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$154	$477

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock, and Erin Xie, PhD, a Managing Director at BlackRock.

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Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He has been a manager of the fund since 2005. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and a member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. Investor A Shares of the fund are estimated to have expenses of 1.53% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.51% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through February 28, 2003) and Deloitte & Touche LLP (for periods after February 28, 2003). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Health Sciences Opportunities Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 3/01/05 to 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04[1]	Year Ended 2/28/03[1,2]	Year Ended 2/28/02[1,2]	Year Ended 2/28/01[1,2]
Net asset value at beginning of period	$24.11	$20.24	$20.96	$11.57	$14.43	$14.14	$13.33

Income from investment operations
Net investment loss	(0.04)[3]	(0.09)[3]	(0.17)	(0.12)	(0.12)	(0.13)	(0.06)
Net gain (loss) on investments (both realized and unrealized)	2.13	3.97	0.52	10.15	(2.70)	0.47	1.88

Total from investment operations	2.09	3.88	0.35	10.03	(2.82)	0.34	1.82

Less distributions
Distributions from net realized capital gains	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(1.01)

Total distributions	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(1.01)

Net asset value at end of period	$25.58	$24.11	$20.24	$20.96	$11.57	$14.43	$14.14

Total return[4]	8.81%[5,6]	19.17%[5]	1.52%	87.13%	(19.63)%	2.41%	14.31%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$362,291	$186,545	$76,550	$54,638	$9,250	$13,069	$6,863
Ratios of expenses to average net assets
Net expenses	1.34%[7]	1.55%[7]	1.58%	1.55%	1.55%	1.55%	1.54%
Total expenses	1.45%[7]	1.69%[7]	1.73%	2.11%	3.04%	3.41%	8.44%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	(0.31)%[7]	(0.68)%[7]	(0.90)%	(0.71)%	(0.99)%	(0.88)%	(0.48)%
Before advisory/administration and other fee waivers	(0.42)%[7]	(0.82)%[7]	(1.05)%	(1.27)%	(2.47)%	(2.71)%	(7.35)%
Portfolio turnover rate	71%	77%	173%	106%	157%	75%	139%

[1]	Per-share figures have been calculated using the average shares method.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not Annualized.
[7]	Annualized.

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BlackRock

Global Science & Technology Opportunities Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is global science and technology, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

NYSE Arca Tech 100 IndexSM: A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund’s portfolio holdings include:

■	Application Software
■	IT Consulting & Services
■	Internet Software and Services
■	Networking Equipment
■	Telecom Equipment
■	Computer Hardware
■	Computer Storage & Peripherals
■	Electronic Equipment and Instruments
■	Semiconductor Equipment
■	Semiconductors

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■	Aerospace & Defense
■	Electrical Components & Equipment
■	Biotechnology
■	Pharmaceuticals
■	Healthcare Equipment & Supplies
■	Healthcare Distribution & Services
■	Healthcare Facilities
■	Industrial Gases
■	Specialty Chemicals
■	Advanced Materials
■	Integrated Telecom Services
■	Alternative Carriers
■	Wireless Telecommunication Services

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set

71

rate in the future) to hedge against movements in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the fund’s performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but

72

are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

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The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 2.27% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the NYSE Arca Tech 100 IndexSM, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31                                  Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -0.74%.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Global Science & Technology Opportunities; Inv A
Return Before Taxes	4.79%	19.23%	-7.57%	-7.65%	05/15/00
Return After Taxes on Distributions	4.79%	19.23%	-7.57%	-7.65%
Return After Taxes on Distributions and Sale of Shares	3.12%	16.73%	-6.27%	-6.30%
NYSE Arca Tech 100 IndexSM**	7.80%	22.63%	0.84%	-3.21%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
**	Inception date for benchmark performance is April 30, 2000.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.90%
Distribution (12b-1) fees	.25%
Other expenses[1]	1.12%
Service fees	.25%
Other	.87%
Total annual fund operating expenses[2]	2.27%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 2.57% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$230	$709

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock, Erin Xie, PhD, a Managing Director at BlackRock, and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He has been a manager of the fund since its inception. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 2.27% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Global Science & Technology Opportunities Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$6.45	$5.31	$5.38	$3.55	$4.38	$12.47

Income from investment operations
Net investment loss	(0.04)[2]	(0.07)[2]	(0.09)[2]	(0.07)	(0.09)	(0.03)
Net gain (loss) on investments (both realized and unrealized)	0.93	1.21	0.02	1.90	(0.74)	(8.06)

Total from investment operations	0.89	1.14	(0.07)	1.83	(0.83)	(8.09)

Redemption fees added to paid in capital	.01	– –	– –	– –	– –	– –

Net asset value at end of period	$7.35	$6.45	$5.31	$5.38	$3.55	$4.38

Total return[3]	13.95%[4,5]	21.47%[6]	(1.30)%[6]	51.55%	(18.95)%	(64.88)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$13,891	$9,688	$9,929	$11,406	$9,104	$14,551
Ratios of expenses to average net assets
Net expenses	1.76%[7]	1.84%	1.89%	1.83%	1.67%	1.67%
Total expenses	2.13%[7]	2.35%	2.14%	2.10%	1.79%	1.91%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.03)%[7]	(1.16)%	(1.56)%	(1.53)%	(1.47)%	(0.36)%
Before advisory/administration and other fee waivers	(1.40)%[7]	(1.67)%	(1.81)%	(1.81)%	(1.59)%	(0.60)%
Portfolio turnover rate	68%	113%	115%	226%	587%	748%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 15 basis points.
[5]	Not Annualized.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

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BlackRock

Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the fund tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

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The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operation, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

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Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

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Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative

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value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and

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market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Global Resources Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance

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for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.33% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Natural Resources Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 14.53%.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Global Resources; Inv A
Return Before Taxes	47.78%	51.76%	28.94%	21.51%	03/02/90
Return After Taxes on Distributions	44.07%	49.81%	27.95%	20.35%
Return After Taxes on Distributions and Sale of Shares	33.60%	45.34%	25.62%	19.05%
Lipper Natural Resources (Reflects no deduction for fees, expenses or taxes)	46.41%	35.72%	15.18%	14.80%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	9.08%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.74%
Distribution (12b-1) fees	.25%
Other expenses[1]	.59%
Service fees	.25%
Other	.34%
Total annual fund operating expenses[2]	1.58%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.88% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$161	$499

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Daniel J. Rice III, Managing Director at BlackRock, and Denis J. Walsh III, CFA, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.33% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Global Resources Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05	Year Ended 6/30/04[1]	Year Ended 6/30/03[1]	Year Ended 6/30/02[1,2]	Year Ended 6/30/01[1,2]
Net asset value at beginning of period	$76.01	$56.23	$39.58	$25.81	$22.74	$21.50	$16.79

Income from investment operations
Net investment income (loss)	0.31 [3]	0.03 [3]	(0.15)	0.21	(0.10)	(0.15)	(0.22)
Net gain (loss) on investments (both realized and unrealized)	5.75	19.75	18.69	14.15	3.17	1.39	4.93

Total from investment operations	6.06	19.78	18.54	14.36	3.07	1.24	4.71

Less distributions
Distributions from net investment income	(0.48)	– –	(0.34)	(0.59)	– –	– –	– –
Distribution from capital	(8.60)	– –	(1.55)	– –	– –	– –	– –

Total distributions	(9.08)	– –	(1.89)	(0.59)	– –	– –	– –

Redemption fees added to paid in capital	.01	– –	– –	– –	– –	– –	– –

Net asset value at end of period	$73.00	$76.01	$56.23	$39.58	$25.81	$22.74	$21.50

Total return[4]	8.88%[5,6]	35.18%[7]	47.69%	56.06%	13.50%	5.77%	28.05%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$863,756	$877,120	$676,234	$406,209	$103,987	$89,883	$81,880
Ratios of expenses to average net assets
Net expenses	1.32%[8]	1.34%[8]	1.36%[8]	1.34%	1.60%	1.73%	1.61%
Total expenses	1.44%[8]	1.52%[8]	1.38%[8]	1.34%	1.61%	1.74%	1.63%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	0.88%[8]	0.10%[8]	(0.52)%[8]	0.64%	(0.47)%	(0.73)%	(1.11)%
Before advisory/administration and other fee waivers	0.76%[8]	(0.08)%[8]	(0.54)%[8]	0.64%	(0.47)%	(0.73)%	(1.11)%
Portfolio turnover rate	18%	9%	22%	27%	33%	38%	38%

[1]	Per-share figures have been calculated using the average shares method.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 3 basis points.
[6]	Not Annualized.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[8]	Annualized.

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BlackRock

All-Cap Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

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The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

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Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.

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Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

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Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting

95

inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Distribution (12b-1) fees	.25%
Other expenses[1]	.48%
Service fees	.25%
Other	.23%
Total annual fund operating expenses[2]	1.48%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.78% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$151	$468

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Denis J. Walsh III, CFA, Managing Director at BlackRock, and Daniel J. Rice III, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the SSR Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.34% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.48% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund’s independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Shares Outstanding Throughout the Period)

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 2/16/05 to 9/30/05[1]
Net asset value at beginning of period	$13.50	$10.00

Income from investment operations
Net investment loss	(0.02)[2]	– –[2]
Net gain on investments, foreign currency and options (both realized and unrealized)	1.22	3.50

Total from investment operations	1.20	3.50

Net asset value at the end of period	$14.70	$13.50

Total return[3]	8.89%[4,5]	35.00%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$190,012	$87,949
Ratios of expenses to average net assets
Net expenses	1.31%[6]	1.34%[6]
Total expenses	1.45%[6]	1.87%[6]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.33)%[6]	0.01%[6]
Before advisory/administration and other fee waivers	(0.47)%[6]	(0.52)%[6]
Portfolio turnover rate	17%	12%
[1]	Commencement of operation of share class.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 10 basis points.
[5]	Not Annualized.
[6]	Annualized.

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BlackRock

U.S. Opportunities Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index U.S.: An unmanaged index comprised of smaller-capitalization U.S. stocks representing the bottom 20% of available market capital, with a minimum market capitalization of at least $100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strength

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. Although a universal definition of emerging capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $36 million and $13.7 billion as of December 31, 2005). In the future, the fund may define emerging capitalization companies using a different index or classification system. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

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As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy and sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

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IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 2.02% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P/Citigroup Extended Market Index U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

In December 2002 the fund changed its primary investment strategies and, therefore, the fund’s performance prior to that date does not reflect the fund’s current investment style.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 10.91%.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
U.S. Opportunities; Inv A
Return Before Taxes	7.60%	23.11%	-0.50%	18.71%	05/01/98
Return After Taxes on Distributions	7.60%	23.11%	-0.61%	16.31%
Return After Taxes on Distributions and Sale of Shares	4.94%	20.19%	-0.50%	15.32%
S&P/Citigroup EMI U.S. (Reflects no deduction for fees, expenses or taxes)	9.42%	23.09%	9.38%	8.03%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

One factor impacting the fund’s total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund’s investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	1.10%
Distribution (12b-1) fees	.25%
Other expenses[1]	.67%
Service fees	.25%
Other	.42%
Total annual fund operating expenses[2]	2.02%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 2.32% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$205	$634

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock, and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

Ms. Rosenbaum and Mr. Callan have been managers of the fund since September 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 2.02% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

U.S. Opportunities Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[6]	Year Ended 9/30/02[6]	Year Ended 9/30/01[6]
Net asset value at beginning of period	$24.76	$19.78	$16.17	$12.81	$17.41	$44.93

Income from investment operations
Net investment income (loss)	(0.09)[1]	(0.22)[1]	(0.26)[1]	(0.21)	(0.42)	(0.09)
Net gain (loss) on investments (both realized and unrealized)	4.61	5.20	3.87	3.57	(3.89)	(17.35)

Total from investment operations	4.52	4.98	3.61	3.36	(4.31)	(17.44)

Less distributions
Distributions from net investment income	– –	– –	– –	– –	(0.29)	– –
Distributions from net realized gains	– –	– –	– –	– –	– –	(10.08)

Total distributions	– –	– –	– –	– –	(0.29)	(10.08)

Net asset value at end of period	$29.28	$24.76	$19.78	$16.17	$12.81	$17.41

Total return[2]	18.26%[3,4]	25.18%[3]	22.33%[3]	26.23%	(25.39)%	(46.61)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$41,917	$31,277	$31,282	$29,258	$28,733	$51,232
Ratios of expenses to average net assets
Net expenses	1.84%[5]	1.97%	2.04%	2.00%	1.92%	1.93%
Total expenses	1.99%[5]	2.08%	2.15%	2.06%	1.97%	1.94%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	(0.66)%[5]	(1.02)%	(1.36)%	(1.34)%	(1.68)%	(0.30)%
Before advisory/administration and other fee waivers	(0.81)%[5]	(1.13)%	(1.46)%	(1.40)%	(1.73)%	(0.32)%
Portfolio turnover rate	58%	94%	106%	248%	361%	402%

[1]	Calculated using the average shares outstanding method.
[2]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[4]	Not Annualized.
[5]	Annualized.
[6]	Audited by other auditors.

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BlackRock

Global Opportunities Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Goal

The Fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. Initially, the management team expects up to 20% of the fund’s equity investments may be invested in issuers based in the United States; however this percentage will vary over time. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund’s fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

The fund management team uses a multi-factor screen to identify securities that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a security when, in the management team’s opinion, it reaches its price target, or there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

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IMPORTANT DEFINITIONS

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

High Yield Bonds:   Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade:  Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P/Citigroup Global Broad Market Index:  The all-encompassing S&P/Citigroup Global index is known as the Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Technical Analysis:  The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Total Return:  A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

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Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets.

Political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant

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ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Two risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

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The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because market conditions can vary, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively U.S. securities may outperform this fund.

While the management team chooses stocks it believes to have potential for capital appreciation, there is no guarantee that the investments will increase in value or that they won’t decline.

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Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be

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advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.90%
Distribution (12b-1) fees	.25%
Other expenses[1]	2.14%
Service fees	.25%
Other	1.89%
Total annual fund operating expenses[2]	3.29%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 3.59% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$332	$1,013

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock, Michael D. Carey, CFA, a Director at BlackRock, Jean M. Rosenbaum, CFA, a Managing Director at BlackRock, Erin Xie, PhD, a Managing Director at BlackRock, and Andrew Gordon, Managing Director of BlackRock Financial Management, Inc. (BFM) since 1996.

Mr. Callan, senior portfolio manager, is head of BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group (PNC), which he joined in 1992.

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Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with PNC. He began his career as a fixed income analyst with PNC in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with PNC.

Ms. Xie is a member of the BlackRock Global Opportunities Team. Prior to joining BlackRock in 2005, she was a Senior Vice President and portfolio manager with State Street Research & Management (SSRM) responsible for managing the State Street Research Health Sciences Fund. Prior to joining SSRM in 2001, Ms. Xie was a research associate with Sanford Bernstein & Company covering the pharmaceutical industry.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BFM in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm’s international fixed income research effort.

Mr. Callan, Mr. Carey, Ms. Rosenbaum, Ms. Xie and Mr. Gordon have been managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.65% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 3.29% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions.

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Global Opportunities

INVESTOR A SHARES
For the Period 1/31/06[1] to 3/31/06 (unaudited)
Net asset value at beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0.05 [2]
Net gain (loss) on investments (both realized and unrealized)	0.18

Total from investment operations	0.23

Net asset value at end of period	$10.23

Total return[3]	2.30%[4,5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$6,843
Ratios of expenses to average net assets
Net expenses	1.65%[6]
Total expenses	3.09%[6]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.77%[6]
Before advisory/administration and other fee waivers	(0.67)%[6]
Portfolio turnover rate	28%

[1]	Commencement of operations of share class.
[2]	Calculated using the average shares outstanding method.
[3]	Sales load not reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[5]	Not Annualized.
[6]	Annualized.

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BlackRock

International Opportunities
Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index Global Ex-U.S.: An unmanaged index comprised of smaller-capitalization stocks of both developed and emerging market countries. Index stocks represent the bottom 20% of available market capital for each individual country, with a minimum market capitalization of at least the local equivalent of US$100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index Global Ex-U.S. stocks). The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions

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improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

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Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

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The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.82% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P/Citigroup Extended Market Index Global Ex-U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 10.32%.

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As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payments of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
International Opportunities; Inv A
Return Before Taxes	25.22%	31.97%	12.83%	19.57%	09/26/97
Return After Taxes on Distributions	24.77%	31.79%	12.74%	18.35%
Return After Taxes on Distributions and Sale of Shares	17.27%	28.20%	11.28%	16.82%
S&P/Citigroup EMI Global Ex-U.S. (Reflects no deduction for fees, expenses or taxes)	22.00%	34.72%	14.20%	9.15%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

One factor impacting the fund’s total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund’s investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.99%
Distribution (12b-1) fees	.25%
Other expenses[1]	.58%
Service fees	.25%
Other	.33%
Total annual fund operating expenses[2]	1.82%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 2.12% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$185	$573

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock, and Michael D. Carey, CFA, Director at BlackRock.

Mr. Callan, senior portfolio manager, is head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with the PNC Asset Management Group. He began his career as a fixed income analyst with PNC in 1992.

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Mr. Callan has been a manager of the fund since April 1999 and Mr. Carey since January 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.82% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

International Opportunities Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$33.36	$23.78	$19.49	$14.94	$14.65	$22.34

Income from investment operations
Net investment income (loss)	0.04 [2]	0.44 [2]	(0.02)[2]	0.01	(0.03)	0.13
Net gain (loss) on investments (both realized and unrealized)	7.85	9.38	4.32	4.53	0.28	(7.77)

Total from investment operations	7.89	9.82	4.30	4.54	0.25	(7.64)

Less distributions
Distributions from net investment income	(0.35)	(0.25)	(0.02)	– –	– –	– –
Distributions from net realized gains	(0.76)	– –	– –	– –	– –	(0.05)

Total distributions	(1.11)	(0.25)	(0.02)	– –	– –	(0.05)

Redemption fees added to paid-in capital	– –	0.01	0.01	0.01	0.04	– –

Net asset value at end of period	$40.14	$33.36	$23.78	$19.49	$14.94	$14.65

Total return[3]	24.17%[4,5]	41.60%[6]	22.11%[7]	30.45%[7]	1.98%[4]	(34.27)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$416,511	$253,710	$99,879	$37,934	$25,969	$28,781
Ratios of expenses to average net assets
Net expenses	1.61%[8]	1.75%	1.89%	1.89%	1.80%	1.80%
Total expenses	1.72%[8]	1.86%	2.06%	1.98%	1.91%	1.89%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.24%[8]	1.53%	(0.06)%	0.05%	(0.17)%	0.80%
Before advisory/administration and other fee waivers	0.13%[8]	1.42%	(0.24)%	(0.04)%	(0.27)%	0.72%
Portfolio turnover rate	51%	86%	98%	72%	104%	207%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2. 00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not Annualized.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 5 basis points.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact on the return, for redemption fees received during the period, is 6 basis points.
[8]	Annualized.

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About Your Investment

Buying Shares

R Shares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund’s transfer agent, whose job it is to keep track of shareholder records.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does

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not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth

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and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of any fund at any time.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of .25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in R Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate

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affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers’ accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See “Market Timing and Redemption Fees” below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the funds’ custodian is also

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open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its

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shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be

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subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

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The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, 529 plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

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■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds’ adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser for the Asset Allocation Portfolio and for a portion of the assets of the Global Opportunities Portfolio. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, acts as sub-adviser for the International Opportunities Portfolio.

For their investment advisory and sub-advisory services, BlackRock, BFM and BIL, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For

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the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Investment Trust	.42%
Legacy	.65%
Mid-Cap Value Equity	.67%
Small Cap Value Equity	.55%
Small Cap Core Equity	.65%
Small Cap Growth Equity	.55%
Asset Allocation	.51%
Health Sciences Opportunities	.75%
Global Science & Technology Opportunities	.51%
Global Resources	.75%
All-Cap Global Resources	.41%
U.S. Opportunities	1.10%
International Opportunities	1.00%

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets), are as follows:

Total Annual Advisory Fee for the Small Cap Value Equity, Small Cap Growth Equity and Asset Allocation Portfolios and the Investment Trust (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.550%
$1 billion-$2 billion	.500%
$2 billion-$3 billion	.475%
more than $3 billion	.450%

Total Annual Advisory Fee for the Legacy Portfolio

(Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.650%
$1 billion-$2 billion	.600%
$2 billion-$3 billion	.575%
more than $3 billion	.550%

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the Asset Allocation and Global Opportunities Portfolios is BlackRock Financial Management, Inc. The sub-adviser for the International Opportunities Portfolio is BlackRock International, Ltd.

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Total Annual Advisory Fee for the Mid-Cap Value Equity Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.800%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.650%
more than $3 billion	.625%

Total Annual Advisory Fee for the Global Science & Technology Opportunities and Global Opportunities Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.900%
$1 billion-$2 billion	.850%
$2 billion-$3 billion	.800%
more than $3 billion	.750%

Total Annual Advisory Fee for the Health Sciences Opportunities, Global Resources and All-Cap Global Resources Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.750%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.675%
more than $3 billion	.650%

Total Annual Advisory Fee for the International Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.00%
$1 billion-$2 billion	.950%
$2 billion-$3 billion	.900%
more than $3 billion	.850%

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Total Annual Advisory Fee for the U.S. Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.10%
$1 billion-$2 billion	1.05%
$2 billion-$3 billion	1.025%
more than $3 billion	1.00%

The Small Cap Core Equity Portfolio pays BlackRock a maximum annual advisory fee of 1.00% of its average daily net assets.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders (or, with respect to the Global Opportunities Portfolio, the SAI).

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

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Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within ten days after the end of each quarter. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and

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subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes in computing your taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a holder of R Shares, you have the right to exchange R Shares from one BlackRock fund to R Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more from one BlackRock fund into another. R Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share

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exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request.

The Fund may suspend or terminate your exchange privilege at any time, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption Fees” above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA accounts they have under their Social Security number (therefore if you own a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate annual fee of $15, and a loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

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Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Log into your account

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 2, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EQ-RNO 9/06

ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Funds

Bond Portfolios

Investor A1, B1, B2, C1 and C2 Shares

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 3 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

In February 2006, BlackRock, Inc., the parent company of BlackRock, and Merrill Lynch & Co., Inc. (Merrill Lynch) announced that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers (MLIM), to BlackRock, Inc. (the Transaction). In connection with the Transaction, the Merrill Lynch Short Term U.S. Government Fund, Inc., the Merrill Lynch U.S. Government Fund and the Merrill Lynch U.S. High Yield Fund, Inc. will reorganize into the BlackRock Low Duration Bond Portfolio, the BlackRock Government Income Portfolio and the BlackRock High Yield Bond Portfolio, respectively (the Reorganizations).

The combined funds’ newly-created Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 share classes will not be continuously offered after the Reorganizations; the only additional shares of these classes to be issued after the closing of the Reorganizations will be shares issued to satisfy dividend and capital gain reinvestments and shares sold to certain retirement plans.

1

BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security’s rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes

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that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be

4

advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The fund may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.” The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the

5

market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since Investor A1, B1, B2, C1 and C2 Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and Investor A, B and C Shares (in the table). Although the chart and table show returns for the Investor A, B and C Shares which are not offered in this Prospectus, the Investor A, B and C Shares would have substantially similar annual returns as the Investor A1, B1, B2, C1 and C2 Shares offered in this Prospectus because the Investor A, B and C Shares and the Investor A1, B1, B2, C1 and C2 Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A, B and C Shares and the Investor A1, B1, B2, C1 and C2 Shares do not have the same expenses. Investor A1, B1, B2, C1 and C2 Shares of the fund are estimated to have expenses of .62%, 1.29%, .94%, 1.33% and .94%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor A, B and C Shares of the fund are expected to have expenses of .81%, 1.56%, and 1.54%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund.

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The table compares the fund’s performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in July 1992. Investor A Shares were launched in January 1996, Investor B Shares were launched in November 1996 and Investor C Shares were launched in February 1997. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown for the period before they were launched because Investor A Shares have higher expenses than Institutional Shares. Institutional Shares of the fund are expected to have expenses of .45% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The Fund's year to date total return as of 6/30/06 was 1.11%

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As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Low Duration Bond; Inv A
Return Before Taxes	-1.76%	0.25%	2.64%	4.06%	07/17/92
Return After Taxes on Distributions	-2.87%	-0.65%	1.38%	2.33%
Return After Taxes on Distributions and Sale of Shares	-1.14%	-0.30%	1.49%	2.38%
Low Duration Bond; Inv B
Return Before Taxes	-3.90%	-0.60%	2.14%	3.67%	07/17/92
Low Duration Bond; Inv C
Return Before Taxes	-0.47%	0.49%	2.49%	3.66%	07/17/92
ML 1-3 Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	1.67%	1.49%	3.67%	4.79%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A1, B1, B2, C1 and C2 Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

	A1 Shares	B1 Shares		B2 Shares		C1 Shares		C2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	1.00%	0.00%		0.00%		0.00%		0.00%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.00%	4.00	%*	1.00	%**	1.00	%***	1.00	%***

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A1 Shares	B1 Shares	B2 Shares	C1 Shares	C2 Shares
Advisory fees	.48%	.48%	.48%	.48%	.48%
Distribution (12b-1) fees	– –	.50%	.30%	.55%	.30%
Interest expense[1]	– –	– –	– –	– –	– –
Other expenses[2]	.34%	.51%	.36%	.50%	.36%
Service fees	.10%	.25%	.10%	.25%	.10%
Other	.24%	.26%	.26%	.25%	.26%
Total annual fund operating expenses[3]	.82%	1.49%	1.14%	1.53%	1.14%
*	The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section “Purchase of Investor B1 Shares” for complete schedule of CDSCs.)
**	The CDSC is 1.00% if shares are redeemed within one year. The CDSC for Investor B2 Shares decreases for redemptions made in subsequent years. After three years there is no CDSC on Investor B2 Shares. (See the section “Purchase of Investor B2 Shares” for complete schedule of CDSCs.)
***	There is no CDSC after one year.
[1]	The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2005 the interest expense on the fund for such transactions was less than .01%.
[2]	Investor A1, B1, B2, C1 and C2 Shares are newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[3]	BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor A1 Shares of the fund are estimated to be 0.62% (excluding interest expense), for Investor B1 Shares of the fund are estimated to be 1.29% (excluding interest expense), for Investor B2 Shares of the fund are estimated to be 0.94% (excluding interest expense), for Investor C1 Shares of the fund are estimated to be 1.33% (excluding interest expense) and for Investor C2 Shares of the fund are estimated to be 0.94% (excluding interest expense). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B1, B2, C1 and C2 Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
A1 Shares*	$183	$359
B1 Shares**
Redemption	$552	$771
B1 Shares
No Redemption	$152	$471
B2 Shares**
Redemption	$216	$387
B2 Shares
No Redemption	$116	$362
C1 Shares**
Redemption	$256	$483
C1 Shares
No Redemption	$156	$483
C2 Shares**
Redemption	$216	$362
C2 Shares
No Redemption	$116	$362
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with five separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A1 Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B1, B2, C1 and C2 Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor A1 Shares than Investor B1, B2, C1 or C2 Shares.

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Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since Investor A1, B1, B2, C1 and C2 Shares of the fund have no performance history, the financial information below shows the fund’s financial performance for the periods indicated for Investor A, B and C Shares of the fund. Although Investor A, B and C Shares are not offered in this Prospectus, the Investor A, B and C Shares would have substantially similar performance as the Investor A1, B1, B2, C1 and C2 Shares offered in this Prospectus because the Investor A, B and C Shares and the Investor A1, B1, B2, C1 and C2 Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A, B and C Shares and the Investor A1, B1, B2, C1 and C2 Shares do not have the same expenses. Investor A1, B1, B2, C1 and C2 Shares of the fund are estimated to have expenses of .62%, 1.29%, .94%, 1.33% and .94%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor A, B and C Shares of the fund are expected to have expenses of .81%, 1.56%, and 1.54%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.93	$10.10	$10.24	$10.26	$10.21	$9.82

Income from investment operations
Net investment income[2]	0.16 [3]	0.28 [3]	0.18 [3]	0.21	0.36	0.52
Net gain (loss) on investments[2] (both realized and unrealized)	(0.06)	(0.17)	(0.12)	0.04	0.13	0.41

Total from investment operations	0.10	0.11	0.06	0.25	0.49	0.93

Less distributions
Distributions from net investment income	(0.19)	(0.28)	(0.16)	(0.26)	(0.39)	(0.54)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)	– –

Total distributions	(0.19)	(0.28)	(0.20)	(0.27)	(0.44)	(0.54)

Net asset value at end of period	$9.84	$9.93	$10.10	$10.24	$10.26	$10.21

Total return[4]	0.99%[5]	1.07%[6]	0.69%	2.47%	4.93%	9.70%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$73,299	$75,652	$87,317	$102,047	$69,211	$12,808
Ratios of expenses to average net assets
Net expenses	0.81%[7]	0.81%	0.88%	0.90%	1.02%	1.43%
Net expenses (excluding interest expense)	0.81%[7]	0.81%	0.88%	0.90%	1.02%	1.00%
Total expenses	1.18%[7]	1.15%	1.27%	1.20%	1.27%	1.70%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.34%[7]	2.81%	1.74%	1.91%[8]	3.18%	4.91%[8]
Before advisory/ administration and other fee waivers[2]	2.97%[7]	2.47%	1.35%	1.61%[8]	2.93%	4.64%[8]
Portfolio turnover rate	44%	127%	216%	195%	195%	168%

	INVESTOR B SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.93	$10.09	$10.23	$10.25	$10.21	$9.82

Income from investment operations
Net investment income[2]	0.13 [3]	0.21 [3]	0.10 [3]	0.15	0.29	0.44
Net gain (loss) on investments[2] (both realized and unrealized)	(0.07)	(0.17)	(0.11)	0.03	0.12	0.41

Total from investment operations	0.06	0.04	(0.01)	0.18	0.41	0.85

Less distributions
Distributions from net investment income	(0.15)	(0.20)	(0.09)	(0.19)	(0.32)	(0.46)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)	– –

Total distributions	(0.15)	(0.20)	(0.13)	(0.20)	(0.37)	(0.46)

Net asset value at end of period	$9.84	$9.93	$10.09	$10.23	$10.25	$10.21

Total return[4]	0.61%[5]	0.41%[6]	(0.06)%	1.70%	4.05%	8.89%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$37,470	$45,942	$66,253	$83,937	$53,087	$20,485
Ratios of expenses to average net assets
Net expenses	1.56%[7]	1.56%	1.63%	1.65%	1.77%	2.28%
Net expenses (excluding interest expense)	1.56%[7]	1.56%	1.63%	1.65%	1.77%	1.76%
Total expenses	1.85%[7]	1.81%	1.92%	1.95%	2.02%	2.55%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	2.58%[7]	2.06%	1.00%	1.17%[8]	2.48%	4.29%[8]
Before advisory/ administration and other fee waivers[2]	2.29%[7]	1.81%	0.71%	0.87%[8]	2.23%	4.02%[8]
Portfolio turnover rate	44%	127%	216%	195%	195%	168%

13

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR C SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.93	$10.09	$10.23	$10.25	$10.21	$9.82

Income from investment operations
Net investment income[2]	0.13 [3]	0.21 [3]	0.10 [3]	0.15	0.30	0.44
Net gain (loss) on investments (both realized and unrealized)[2]	(0.07)	(0.17)	(0.11)	0.03	0.11	0.41

Total from investment operations	0.06	0.04	(0.01)	0.18	0.41	0.85

Less distributions
Distributions from net investment income	(0.15)	(0.20)	(0.09)	(0.19)	(0.32)	(0.46)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)	– –

Total distributions	(0.15)	(0.20)	(0.13)	(0.20)	(0.37)	(0.46)

Net asset value at end of period	$9.84	$9.93	$10.09	$10.23	$10.25	$10.21

Total return[4]	0.61%[5]	0.41%[6]	(0.06)%	1.70%	4.05%	8.89%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$59,750	$72,085	$124,548	$198,234	$118,851	$9,282
Ratios of expenses to average net assets
Net expenses	1.56%[7]	1.57%	1.63%	1.65%	1.77%	1.99%
Net expenses (excluding interest expense)	1.56%[7]	1.57%	1.63%	1.65%	1.77%	1.72%
Total expenses	1.84%[7]	1.81%	1.93%	1.95%	2.00%	2.26%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	2.59%[7]	2.06%	0.98%	1.16%[8]	2.30%	4.04%[8]
Before advisory/administration and other fee waivers[2]	2.31%[7]	1.82%	0.69%	0.86%[8]	2.05%	3.77%[8]
Portfolio turnover rate	44%	127%	216%	195%	195%	168%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected.
[5]	Not Annualized.
[6]	Redemption fee of 2.00% is reflected in total return calculation.
[7]	Annualized.
[8]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

14

BlackRock

Government Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index

15

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current “on-the-run” 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does

16

price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are

17

highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since Investor B1 and C1 Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor B Shares (in the chart) and Investor B and C Shares (in the table). Although the chart and table show returns for the Investor B and C Shares which are not offered in this Prospectus, the Investor B and C Shares would have substantially similar annual returns as the Investor B1 and C1 Shares offered in this Prospectus because the Investor B and C Shares and the Investor B1 and C1 Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor B and C Shares and the Investor B1 and C1 Shares do not have the same expenses. Investor B1 and C1 Shares of the fund are estimated to have expenses of 1.47% and 1.53%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor B and C Shares of the fund are expected to have expenses of 1.73% and

18

1.67%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before Investor C Shares were launched is based upon performance for Investor B Shares of the fund. Investor C Shares were launched in February 1997.

As of 12/31 Investor B Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -1.89%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Government Income; Inv B
Return Before Taxes	-3.20%	1.15%	5.12%	5.56%	10/03/94
Return After Taxes on Distributions	-4.40%	-0.11%	3.48%	3.55%
Return After Taxes on Distributions and Sale of Shares	-2.08%	0.27%	3.42%	3.51%
Government Income; Inv C
Return Before Taxes	0.22%	2.20%	5.41%	5.54%	10/03/94
Lehman Brothers Mtg./10-Yr. Tsy. (Reflects no deduction for fees, expenses or taxes)	2.31%	3.12%	5.41%	5.88%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

19

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor B Shares only, and the after-tax returns for Investor C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor B1 and C1 Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

	B1 Shares		C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases	0.00%		0.00%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	4.00	%*	1.00	%**
(as percentage of offering price)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	B1 Shares	C1 Shares
Advisory fees	.47%	.47%
Distribution (12b-1) fees	.50%	.55%
Other expenses[1]	.63%	.64%
Service fees	.25%	.25%
Other	.38%	.39%
Total annual fund operating expenses[2]	1.60%	1.66%
*	The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section “Purchase of Investor B1 Shares” for complete schedule of CDSCs.)
**	There is no CDSC after one year.
[1]	Investor B1 and C1 Shares are newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor B1 Shares of the fund are estimated to be 1.47% and for Investor C1 Shares of the fund are estimated to be 1.53%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

20

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
B1 Shares*
Redemption	$563	$805
B1 Shares
No Redemption	$163	$505
C1 Shares*
Redemption	$269	$523
C1 Shares
No Redemption	$169	$523
*	Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor B1 Shares) you pay a higher contingent deferred sales charge (CDSC) but lower on-going fees than with the other option (Investor C1 Shares). Which option should you choose? It depends on your individual circumstances. You should know that the lower CDSC won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor B1 Shares than C1 Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is

21

managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since Investor B1 and C1 Shares of the fund have no performance history, the financial information below shows the fund’s financial performance for the periods indicated for Investor B and C Shares of the fund. Although Investor B and C Shares are not offered in this Prospectus, the Investor B and C Shares would have substantially similar performance as the Investor B1 and C1 Shares offered in this Prospectus because the Investor B and C Shares and the Investor B1 and C1 Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor B and C Shares and the Investor B1 and C1 Shares do not have the same expenses. Investor B1 and C1 Shares of the fund are estimated to have expenses of 1.47% and 1.53%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor B and C Shares of the fund are expected to have expenses of 1.73%, and 1.67%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor B or C Share Outstanding Throughout Each Period)

Government Income Portfolio

	INVESTOR B SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]		Year Ended 9/30/02[1]		Year Ended 9/30/01[1]
Net asset value at beginning of period	$10.91	$11.18	$11.33	$11.40		$10.98		$10.03

Income from investment operations
Net investment income[2]	0.18 [3]	0.35 [3]	0.31 [3]	0.30	[3,4]	0.39	[3],4	0.48 [4]
Net gain (loss) on investments (both realized and unrealized)[2]	(0.30)	(0.21)	(0.03)	0.10	[4]	0.73	[4]	0.93 [4]

Total from investment operations	(0.12)	0.14	0.28	0.40		1.12		1.41

Less distributions
Distributions from net investment income	(0.17)	(0.39)	(0.27)	(0.38)		(0.43)		(0.46)
Distributions from capital	– –	(0.02)	– –	– –		– –		– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)		(0.27)		– –

Total distributions	(0.17)	(0.41)	(0.43)	(0.47)		(0.70)		(0.46)

Net asset value at end of period	$10.62	$10.91	$11.18	$11.33		$11.40		$10.98

Total return[5]	(1.10)%[6]	1.25%	2.57%	3.56%		10.74%		14.41%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$36,311	$42,479	$44,786	$53,89	7[7]	$48,240		$29,936
Ratios of expenses to average net assets
Net expenses	1.66%[7]	1.61%	1.73%	1.82%		1.87%		2.10%
Net expenses (excluding interest expense)	1.66%[7]	1.61%	1.73%	1.82%		1.82%		1.82%
Total expenses	1.91%[7]	1.90%	2.03%	2.09%		2.17%		2.39%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.32%[7]	3.20%	2.81%	2.62%[4]		3.69%[4]		4.62%[4]
Before advisory/administration and other fee waivers[2]	3.07%[7]	2.91%	2.51%	2.35%[4]		3.40%[4]		4.33%[4]
Portfolio turnover rate	305%	662%	345%	1,981%[8]		615%		849%

	INVESTOR C SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]		Year Ended 9/30/02[1]		Year Ended 9/30/01[1]
Net asset value at beginning of period	$10.89	$11.16	$11.31	$11.38		$10.97		$10.02

Income from investment operations
Net investment income[2]	0.18 [3]	0.35 [3]	0.31 [3]	0.30	[3],4	0.36	[3],4	0.47
Net gain (loss) on investments (both realized and unrealized)[2]	(0.29)	(0.21)	(0.03)	0.10	[4]	0.75	[4]	0.94

Total from investment operations	(0.11)	0.14	0.28	0.40		1.11		1.41

Less distributions
Distributions from net investment income	(0.17)	(0.39)	(0.27)	(0.38)		(0.43)		(0.46)
Distributions from capital	– –	(0.02)	– –	– –		– –		– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)		(0.27)		– –

Total distributions	(0.17)	(0.41)	(0.43)	(0.47)		(0.70)		(0.46)

Net asset value at end of period	$10.61	$10.89	$11.16	$11.31		$11.38		$10.97

Total return[5]	(1.00)%[6]	1.25%	2.57%	3.56%		10.66%		14.42%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$32,494	$31,840	$26,036	$29,537		$18,378		$3,589
Ratios of expenses to average net assets
Net expenses	1.62%[7]	1.61%	1.73%	1.82%		1.84%		2.04%
Net expenses (excluding interest expense)	1.62%[7]	1.61%	1.73%	1.82%		1.81%		1.80%
Total expenses	1.87%[7]	1.90%	2.03%	2.09%		2.13%		2.33%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.36%[7]	3.19%	2.81%	2.61%[4]		3.42%[4]		4.50%[4]
Before advisory/administration and other fee waivers[2]	3.11%[7]	2.90%	2.51%	2.34%[4]		3.13%[4]		4.21%[4]
Portfolio turnover rate	305%	662%	345%	1,981%[8]		615%		849%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected.
[6]	Not Annualized.
[7]	Annualized.
[8]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

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BlackRock

High Yield Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. Effective July 1, 2005, the fund has changed the benchmark against which it measures its performance from the Lehman Brothers U.S. Corporate High Yield Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index more accurately reflects the universe of securities in which the fund will invest.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

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IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield Index: An unmanaged index that is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 and at least one year to maturity.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

If a security’s rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

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The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs

26

of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit

27

default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage

28

commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since Investor B1 and C1 Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor B Shares (in the chart) and Investor B and C Shares (in the table). Although the chart and table show returns for the Investor B and C Shares which are not offered in this Prospectus, the Investor B and C Shares would have substantially similar annual returns as the Investor B1 and C1 Shares offered in this Prospectus because the Investor B and C Shares and the Investor B1 and C1 Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor B and C Shares and the Investor B1 and C1 Shares do not have the same expenses. Investor B1 and C1 Shares of the fund are estimated to have expenses of 1.44% and 1.49%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor B and C Shares of the fund are expected to have expenses of 1.71%, and 1.71%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Corporate High Yield Index and the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, each a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

29

As of 12/31 Investor B Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 2.36%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception		Inception Date[1]
High Yield Bond; Inv B
Return Before Taxes	-1.39%	12.13%	8.57%	6.05%		11/19/98
Return After Taxes on Distributions	-4.06%	9.10%	5.08%	2.46%
Return After Taxes on Distributions and Sale of Shares	-0.67%	8.66%	5.17%	2.88%
High Yield Bond; Inv C
Return Before Taxes	1.80%	12.99%	8.81%	6.03%		11/19/98
Lehman Brothers U.S. Corporate High Yield (Reflects no deduction for fees, expenses or taxes)	2.74%	13.77%	8.85%	5.83%		N/A
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap (Reflects no deduction for fees, expenses or taxes)	2.76%	13.72%	9.12%	5.88%	**	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
**	Daily returns not available. Based on annualized data from November 30, 1998.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor B Shares only, and the after-tax returns for Investor C Shares will vary.

30

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor B1 and C1 Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

	B1 Shares	C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases	0.00%	0.00%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	4.00%*	1.00%**
(as percentage of offering price)
Redemption Fee***	2.00%	2.00%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	B1 Shares	C1 Shares
Advisory fees	.49%	.49%
Distribution (12b-1) fees	.50%	.55%
Interest expense[1]	– –	– –
Other expenses[2]	.52%	.52%
Service fees	.25%	.25%
Other	.27%	.27%
Total annual fund operating expenses[3]	1.51%	1.56%
*	The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section “Purchase of Investor B1 Shares” for complete schedule of CDSCs.)
**	There is no CDSC after one year.
***	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2005 the interest expense of the fund for such transactions was less than .01%.
[2]	Investor B1 and C1 Shares are newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[3]	BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor B1 Shares of the fund are estimated to be 1.44% (excluding interest expense), and for Investor C1 Shares of the fund are estimated to be 1.49% (excluding interest expense). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
B1 Shares*
Redemption	$554	$777
B1 Shares
No Redemption	$154	$477
C1 Shares*
Redemption	$259	$493
C1 Shares
No Redemption	$159	$493
*	Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor B1 Shares) you pay a higher contingent deferred sales charge (CDSC) but lower on-going fees than with the other option (Investor C1 Shares). Which option should you choose? It depends on your individual circumstances. You should know that the lower CDSC won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor B1 Shares than C1 Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of

32

Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since Investor B1 and C1 Shares of the fund have no performance history, the financial information below shows the fund’s financial performance for the periods indicated for Investor B and C Shares of the fund. Although Investor B and C Shares are not offered in this Prospectus, the Investor B and C Shares would have substantially similar performance as the Investor B1 and C1 Shares offered in this Prospectus because the Investor B and C Shares and the Investor B1 and C1 Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor B and C Shares and the Investor B1 and C1 Shares do not have the same expenses. Investor B1 and C1 Shares of the fund are estimated to have expenses 1.44% and 1.49%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor B and C Shares of the fund are expected to have expenses of 1.71%, and 1.71%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor B or C Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	INVESTOR B SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$8.09	$8.14	$7.73	$6.75	$7.39	$8.91

Income from investment operations
Net investment income	0.26 [2]	0.55 [2]	0.52 [2]	0.65	0.74	0.83
Net gain (loss) on investments (both realized and unrealized)	(0.04)	0.04	0.38	0.98	(0.66)	(1.40)

Total from investment operations	0.22	0.59	0.90	1.63	0.08	(0.57)

Less distributions
Distributions from net investment income	(0.26)	(0.50)	(0.49)	(0.65)	(0.72)	(0.95)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –	– –

Total distributions	(0.40)	(0.64)	(0.49)	(0.65)	(0.72)	(0.95)

Net asset value at end of period	$7.91	$8.09	$8.14	$7.73	$6.75	$7.39

Total return3	2.92%[4,5]	7.44%[4]	11.87%[4]	25.34%	0.75%	(6.71)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$97,357	$110,420	$92,243	$107,078	$57,612	$49,786
Ratios of expenses to average net assets
Net expenses	1.72%[6]	1.71%	1.85%	1.98%	2.09%	2.27%
Net expenses (excluding interest expense)	1.71%[6]	1.71%	1.84%	1.92%	1.92%	1.91%
Total expenses	1.91%[6]	1.89%	1.99%	2.12%	2.23%	2.43%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	6.46%[6]	6.74%	6.49%	8.39%	9.81%	10.01%
Before advisory/administration and other fee waivers	6.27%[6]	6.56%	6.35%	8.25%	9.66%	9.85%
Portfolio turnover rate	52%	129%	172%	212%	301%	331%

	INVESTOR C SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$8.10	$8.15	$7.74	$6.75	$7.40	$8.92

Income from investment operations
Net investment income	0.26 [2]	0.55 [2]	0.52 [2]	0.67	0.76	0.83
Net gain (loss) on investments (both realized and unrealized)	(0.05)	0.04	0.38	0.97	(0.69)	(1.40)

Total from investment operations	0.21	0.59	0.90	1.64	0.07	(0.57)

Less distributions
Distributions from net investment income	(0.26)	(0.50)	(0.49)	(0.65)	(0.72)	(0.95)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –	– –

Total distributions	(0.40)	(0.64)	(0.49)	(0.65)	(0.72)	(0.95)

Net asset value at end of period	$7.91	$8.10	$8.15	$7.74	$6.75	$7.40

Total return3	2.79%[4,5]	7.44%[4]	11.86%[4]	25.48%	0.61%	(6.70)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$47,882	$49,939	$61,983	$73,246	$21,939	$11,319
Ratios of expenses to average net assets
Net expenses	1.72%[6]	1.72%	1.85%	1.97%	2.08%	2.25%
Net expenses (excluding interest expense)	1.71%[6]	1.72%	1.85%	1.92%	1.91%	1.91%
Total expenses	1.90%[6]	1.89%	1.99%	2.11%	2.23%	2.41%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	6.44%[6]	6.77%	6.50%	8.14%	9.73%	9.63%
Before advisory/administration and other fee waivers	6.26%[6]	6.60%	6.35%	8.00%	9.59%	9.47%
Portfolio turnover rate	52%	129%	172%	212%	301%	331%
[1]	Audited by other Auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected.
[4]	Redemption fee of 2.00% is reflected in total return calculations.
[5]	Not Annualized.
[6]	Annualized.

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About Your Investment

Buying Shares

Investor A1, B1, B2, C1 and C2 Shares are offered only to (i) current Investor A1, B1, B2, C1 and C2 shareholders, respectively, through reinvestment of dividends and distributions and (ii) certain retirement plans.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund’s net asset value.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor A1, B1, B2, C1 or C2 Shares you pay the NAV per share plus the applicable front-end sales charge if you are purchasing Investor A1 Shares.

PFPC Inc. (PFPC), the Fund’s transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the Fund’s transfer agent, whose job it is to keep track of shareholder records.

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Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no

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event later than 4 p.m. (Eastern time) on the third business day following PFPC’s receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor A1, B1, B2, C1 and C2 Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or one of its service providers and through certain fee-based programs and retirement plans. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund will not accept a purchase order of $50,000 or more for Investor B1 or B2 Shares or $500,000 or more for Investor C1 or C2 Shares. Your registered representative may set a lower maximum for Investor B1 or B2 Shares purchasers. The Fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Fund at any time.

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Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A1, B1, B2, C1 or C2 Shares. Investor B1 and B2 Shares automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) ten years from purchase. Purchases of Investor B1, B2, C1 and C2 Shares can only be made through a registered representative.

Investor A1 Shares (Front-End Load)

■	One time sales charge paid at time of purchase
■	No ongoing distribution fees
■	Free exchange with other Investor A Shares in BlackRock Funds family
■	Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because ongoing distribution fees are typically less than for other Investor Share classes.
■	Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

Investor B1 Shares (Back-End Load)

■	No front-end sales charge when you buy shares
■	You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over six years to zero from a high of 4.00%.
■	Ongoing distribution fees
■	Free exchange with Investor B Shares in BlackRock Funds family
■	Automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) approximately ten years from purchase and therefore will have no ongoing distribution fees after ten years.
■	Advantage: No up-front sales charge so you start off owning more shares.
■	Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share.

Investor B2 Shares (Back-End Load)

■	No front-end sales charge when you buy shares
■	You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over three years to zero from a high of 1.00%.
■	Ongoing distribution fees

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■	Free exchange with Investor B Shares in BlackRock Funds family
■	Automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) approximately ten years from purchase and therefore will have no ongoing distribution fees after ten years.
■	Advantage: No up-front sales charge so you start off owning more shares. Also, Investor B2 Shares pay lower ongoing distribution and shareholder servicing fees than Investor B1 or C1 Shares.
■	Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share.

Investor C1 Shares (Level Load)

■	No front-end sales charge when you buy shares
■	Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
■	Higher ongoing distribution fees than Investor B1 Shares
■	Free exchange with Investor C Shares in BlackRock Funds family
■	Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A1, B1 or B2 Shares.
■	Disadvantage: You pay higher ongoing distribution fees than on Investor B1 Shares each year you own shares, which means that you can expect lower total performance per share. Unlike Investor B1 and B2 Shares, Investor C1 Shares do not convert to Investor A Shares, so you will continue paying the higher ongoing distribution fees as long as you hold the Investor C1 Shares. Over the long term, this can add up to higher total fees than Investor A1, B1 or B2 Shares.

Investor C2 Shares (Level Load)

■	No front-end sales charge when you buy shares
■	Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
■	Ongoing distribution fees
■	Free exchange with Investor C Shares in BlackRock Funds family
■	Advantage: No up-front sales charge so you start off owning more shares. Also, Investor C2 Shares pay lower ongoing distribution and shareholder servicing fees than Investor B1 or C1 Shares.

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■	Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share. Unlike Investor B1 and B2 Shares, Investor C2 Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold the Investor C2 Shares. Over the long term, this can add up to higher total fees than Investor A1, B1 or B2 Shares.

Investor B1 and B2 Shares received through the reinvestment of dividends and capital gains convert to Investor A Shares proportionately with the conversion of Investor B1 and B2 Shares that were not received through reinvestment.

Your registered representative may receive different compensation depending upon which share class you choose. Your registered representative will generally receive ongoing fees under the Fund’s distribution and service plan. It is important to remember that Investor B1, B2, C1 and C2 Share contingent deferred sales charges and ongoing distribution fees have the same purpose as the front-end sales charge on sales of Investor A1 Shares: to compensate your registered representative for selling you shares. In some circumstances, these differences in compensation may create an incentive for your registered representative to recommend one fund or share class to you over another. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The tables below show the schedules of sales charges that you may pay if you buy and sell Investor A1, B1, B2, C1 and C2 Shares of a fund.

Purchase of Investor A1 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor A1 Shares will be accepted. The following tables show the front-end sales charges that you may pay if you buy Investor A1 Shares. The offering price for Investor A1 Shares includes any front-end sales charge.

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The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A1 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A1 Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedule of front-end sales charges and quantity discounts applies to the Low Duration Bond Portfolio.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $100,000	1.00%	1.01%
$100,000 but less than $250,000	0.75%	0.76%
$250,000 but less than $500,000	0.50%	0.50%
$500,000 but less than $1,000,000	0.30%	0.30%
$1 million or more	0.00%	0.00%
*	There is no initial sales charge on purchases of $1,000,000 or more of Investor A1 Shares; however, you will pay a contingent deferred sales charge of 0.20% of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within one year after purchase.

When an investor purchases Investor A1 Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor B1 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor B1 Shares will be accepted. Investor B1 Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B1 Shares when purchased or the net asset value of the Investor B1 Shares on the redemption date (whichever is less) and is calculated

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without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B1 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	4.00%
More than one but less than two years	4.00%
More than two, but less than three years	3.00%
More than three but less than four years	3.00%
More than four but less than five years	2.00%
More than five but less than six years	1.00%
More than six years	0.00%

Purchase of Investor B2 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor B2 Shares will be accepted. Investor B2 Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B2 Shares when purchased or the net asset value of the Investor B2 Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B2 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	1.00%
More than one but less than two years	0.50%
More than two, but less than three years	0.25%
More than three years	0.00%

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Purchase of Investor C1 and C2 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor C1 or C2 Shares will be accepted. Investor C1 and C2 Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The CDSC is based on the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. The CDSC may be waived under certain circumstances, as described below. There is no CDSC on redemptions of Investor C1 and C2 Shares after 12 months. Any CDSC paid on redemptions of Investor C1 and C2 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described above due to rounding.

When an investor redeems Investor B1, B2, C1 or C2 Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B1, B2, C1 or C2 Shares that are not subject to the CDSC are redeemed first. After that, the Fund redeems the Shares that have been held the longest.

Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A1 Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Purchase of Investor A1 Shares” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor B1 and B2 Shares can be reduced depending on how long you own the shares (a schedule of these reductions is listed above in the “Purchase of Investor B1 Shares” and “Purchase of Investor B2 Shares” sections). The CDSC on Investor B1, B2, C1 and C2 Shares also may be eliminated through waivers (described below). You may be required to provide PFPC and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the funds held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

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Right of Accumulation (Investor A1 Shares)

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. In order to use this right, the investor must alert PFPC to the existence of any previously purchased shares.

Service Organizations may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly.

Reinstatement Privilege (Investor A1, B1, B2, C1 and C2 Shares)

Upon redemption of Institutional and Investor A, A1, B, B1, B2, C, C1 and C2 Shares, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A1 Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

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Waiving the Sales Charge (Investor A1 Shares)

The following investors may buy Investor A1 Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a fund; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A1 Shares. The front-end sales charge is not applied on Investor A1 Shares acquired through the reinvestment of dividends or distributions. There is no initial sales charge on purchases of $1,000,000 or more of Investor A1 Shares; however, you may pay a CDSC as described in “Purchase of Investor A1 Shares.” The applicable CDSC on Investor A1 Shares is not charged in connection with: (a) redemptions of Investor A1 Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. For more

45

information on the waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor B1, B2, C1 and C2 Shares)

The CDSC on Investor B1, B2, C1 and C2 Shares is not charged in connection with: (a) redemptions of Investor B1, B2, C1 and C2 Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B1, B2, C1 or C2 Shares; (f) involuntary redemptions of Investor B1, B2, C1 and C2 Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. No CDSC is charged on Investor B1, B2, C1 and C2 Shares acquired through the reinvestment of dividends or distributions. In addition, former MLIM shareholders in certain qualified employee benefit plans who acquired Investor B1, B2, C1 or C2 Shares before the closing of the Transaction will not be charged the CDSC on certain qualified distributions received after they reach 59 1/2 years of age. For more information on these waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Investor B1, B2, C1 and C2 Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch

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(including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All Investor B1 Shares pay a maximum distribution fee of .50% of the average daily net asset value of each fund attributable to Investor B1 Shares. All Investor C1 Shares pay a maximum distribution fee of .55% of the average daily net asset value of each fund attributable to Investor C1 Shares. All Investor B2 and C2 Shares pay a maximum distribution fee of .30% per year. No distribution fee is assessed on Investor A1 Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. Investor B1 and C1 Shares pay a shareholder servicing fee of .25% per year of the average daily net asset value of each fund attributable to Investor B1 and C1 Shares. Investor A1, B2 and C2 Shares pay a shareholder servicing fee of .10% per year.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase

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the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B1, B2, C1 and C2 Shares may over time cost investors more than the front-end sales charge on Investor A1 Shares.

For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to

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you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the fund’s transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See “Market Timing and Redemption Fees” below. Shares may be redeemed by sending a written redemption request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for shares redeemed by VRU or Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A1, B1, B2, C1 or C2 Shares.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term

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market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

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If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Opportunities, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of

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acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, 529 plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

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The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time.

The Fund's Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs and accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds’ adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Low Duration Bond	.24%
Government Income	.21%
High Yield Bond	.32%

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The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG. DAILY NET ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	.500%
$1 billion— $2 billion	.450%
$2 billion— $3 billion	.425%
greater than $3 billion	.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within ten days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

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Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, the proceeds of such redemptions may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

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Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

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Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A1 Shares from one BlackRock fund to Investor A Shares of another, Investor B1 or B2 Shares from one BlackRock fund to Investor B Shares of another or Investor C1 or C2 Shares from one BlackRock fund to Investor C Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more from one BlackRock fund into another. Investor A1, B1, B2, C1 and C2 Shares of each fund may be exchanged for Investor A, B or C Shares of other funds, as described above, which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B1, B2, C1 and C2 Shares will not be subject to a CDSC although exchanges may be subject to the 2% redemption fee. See “Market Timing and Redemption Fees” above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request.

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The Fund may suspend or terminate your exchange privilege at any time, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption/Exchange Fees” above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA accounts they have under their Social Security number (therefore if you own a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate annual fee of $15, and a loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC, P.O. Box 9819,

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Providence, RI 02940-8019. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B1, B2, C1 or C2 Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B1, B2, C1 and C2 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B1, B2, C1 and C2 Shares in excess of this limit will still pay any applicable CDSC.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one fund to up to four other funds. You may use this feature to exchange Investor A1 Shares from one fund to Investor A Shares of another, Investor B1 or B2 Shares from one fund to Investor B Shares of another or Investor C1 or C2 Shares from one fund to Investor C Shares of another. A minimum of $10,000 in the initial fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC, P.O. Box 9819, Providence, RI 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

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Dividend Allocation Plan

This plan automatically invests your distributions from one fund into another fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the funds may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering

(SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder

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information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Log into your account

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 2, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investments Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund

performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals

8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday.

Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BOND-PR 9/06

ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Funds

Bond Portfolios

R Shares

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 4 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

In February 2006, BlackRock, Inc., the parent company of BlackRock, and Merrill Lynch & Co., Inc. (Merrill Lynch) announced that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers (MLIM), to BlackRock, Inc. (the Transaction). In connection with the Transaction, the Merrill Lynch U.S. Government Fund and the Merrill Lynch U.S. High Yield Fund, Inc. will reorganize into the BlackRock Government Income Portfolio and the BlackRock High Yield Bond Portfolio, respectively (the Reorganizations).

Effective October 2, 2006, the BlackRock Core Bond Total Return Portfolio has been renamed the “BlackRock Total Return Portfolio II” and the BlackRock Core PLUS Total Return Portfolio has been renamed the “BlackRock Total Return Portfolio.”

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BlackRock

Total Return Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and

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refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the

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fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do

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not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .81% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.10% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. Investor A Shares were launched in January 1996. The actual return of Investor A Shares would have been lower than shown for the period before they were launched because Investor A Shares have higher expenses than Institutional Shares. Institutional Shares of the fund are expected to have expenses of .43% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -0.46%.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Total Return II; Inv A
Return Before Taxes	-2.02%	1.97%	4.54%	5.21%	12/09/92
Return After Taxes on Distributions	-3.48%	0.32%	2.53%	2.84%
Return After Taxes on Distributions and Sales of Shares	-1.27%	0.77%	2.68%	2.96%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expense or taxes)	2.43%	3.62%	5.87%	6.16%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.46%
Distribution (12b-1) fees	.25%
Other expenses[1]	.55%
Service fees	.25%
Other	.30%
Total annual fund operating expenses	1.26%
Fee waivers and expense reimbursements[2]	.16%
Net expenses[2]	1.10%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
2	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.10% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$112	$384

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

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Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .81% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.10% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Total Return Portfolio II

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.63	$9.75	$10.01	$10.00	$9.99	$9.36

Income from investment operations
Net investment income[2]	0.19 [3]	0.36 [3]	0.35 [3]	0.40	0.47 [4]	0.53 [4]
Net gain (loss) on investments (both realized and unrealized)[2]	(0.19)	(0.11)	(0.02)	0.16	0.18 [4]	0.62 [4]

Total from investment operations	0.00	0.25	0.33	0.56	0.65	1.15

Less distributions
Distributions from net investment income	(0.20)	(0.35)	(0.34)	(0.50)	(0.52)	(0.52)
Distributions from net realized gains	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)	– –

Total distributions	(0.25)	(0.37)	(0.59)	(0.55)	(0.64)	(0.52)

Net asset value at end of period	$9.38	$9.63	$9.75	$10.01	$10.00	$9.99

Total returns[5]	(0.02)%[6]	2.54%	3.44%	5.81%	6.75%	12.63%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$229,189	$214,196	$132,561	$113,190	$90,460	$22,123
Ratios of expenses to average net assets
Net expenses	0.81%[7]	0.81%	0.88%	0.90%	1.08%	1.07%
Net expenses (excluding interest expense)	0.81%[7]	0.81%	0.88%	0.90%	1.02%	1.02%
Total expenses	1.13%[7]	1.13%	1.23%	1.25%	1.30%	1.28%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.98%[7]	3.72%	3.65%	4.01%[4]	4.89%[4]	5.34%[4]
Before advisory/administration and other fee waivers[2]	3.66%[7]	3.40%	3.30%	3.66%[4]	4.67%[4]	5.13%[4]
Portfolio turnover rate	131%	351%	360%	659%[8]	359%	304%
[1]	Audited by other Auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected.
[6]	Not Annualized.
[7]	Annualized.
[8]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.

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BlackRock

Total Return Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ± 20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are

13

issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage- backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition,

14

other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic

15

factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .90% of average daily

16

net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.10% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -0.42%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	Since Inception	Inception Date[1]
Total Return; Inv A
Return Before Taxes	-1.95%	2.08%	3.80%	12/07/01
Return After Taxes on Distributions	-3.39%	0.67%	2.23%
Return After Taxes on Distributions and Sale of Shares	-1.24%	0.98%	2.33%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	2.43%	3.62%	5.37%	N/A
*	The information for the fund in the chart and table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold

17

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Distribution (12b-1) fees	.25%
Other expenses[1]	.68%
Service fees	.25%
Other	.43%
Total annual fund operating expenses	1.43%
Fee waivers and expense reimbursements[2]	.33%
Net expenses[2]	1.10%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.10% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$112	$420

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio

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managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .90% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.10% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Total Return Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	For the period 12/7/01[1,2] through 9/30/02
Net asset value at beginning of period	$10.28	$10.35	$10.46	$10.31	$10.00

Income from investment operations
Net investment income[3]	0.20 [4]	0.36 [4]	0.33 [4]	0.37	0.08
Net gain (loss) on investments (both realized and unrealized)[3]	(0.20)	(0.07)	– –	0.29	0.59

Total from investment operations	0.00	0.29	0.33	0.66	0.67

Less distributions
Distributions from net investment income	(0.21)	(0.36)	(0.31)	(0.45)	(0.36)
Distributions from net realized gains	(0.05)	– –	(0.13)	(0.06)	– –

Total distributions	(0.26)	(0.36)	(0.44)	(0.51)	(0.36)

Net asset value at end of period	$10.02	$10.28	$10.35	$10.46	$10.31

Total return[5]	(0.02)%[6]	2.79%	3.25%	6.47%	6.88%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$103	$88	$9	$8	$2
Ratios of expenses to average net assets
Net expenses	0.85%[7]	0.80%	0.86%	0.90%	0.99%[7]
Net expenses (excluding interest expense)	0.85%[7]	0.80%	0.86%	0.90%	0.99%[7]
Total expenses	1.28%[7]	1.19%	1.28%	1.25%	1.40%[7]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[3]	3.97%[7]	3.56%	3.21%	3.12%[8]	3.33%[7]
Before advisory/administration and other fee waivers[3]	3.54%[7]	3.17%	2.79%	2.77%[8]	2.91%[7]
Portfolio turnover rate	121%	358%	412%	1,021%[9]	330%

[1]	Audited by other auditors.
[2]	Commencement of operations of share class.
[3]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected.
[6]	Not Annualized.
[7]	Annualized.
[8]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.
[9]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.

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BlackRock

Government Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current “on-the-run” 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment

23

than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose

24

value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.00% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of

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1.21% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/3 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -1.48%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Government Income; Inv A
Return Before Taxes	-2.60%	1.41%	5.26%	5.87%	10/03/94
Return After Taxes on Distributions	-4.01%	-0.07%	3.37%	3.56%
Return After Taxes on Distributions and Sale of Shares	-1.70%	0.36%	3.38%	3.56%
Lehman Brothers Mtg./10-Yr. Tsy. (Reflects no deduction for fees, expenses or taxes)	2.31%	3.12%	5.41%	5.88%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.47%
Distribution (12b-1) fees	.25%
Other expenses[1]	.62%
Service fees	.25%
Other	.37%
Total annual fund operating expenses[2]	1.34%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the net total annual fund operating expenses would be 1.21%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$136	$425

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate

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mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.00% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.21% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Government Income Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$10.91	$11.18	$11.33	$11.40	$10.99	$10.03

Income from investment operations
Net investment income[2]	0.22 [3]	0.43 [3]	0.40 [3]	0.34 [3,4]	0.45 [3,4]	0.56 [4]
Net gain (loss) on investments (both realized and unrealized)[2]	(0.30)	(0.21)	(0.03)	0.14 [4]	0.74 [4]	0.94 [4]

Total from investment operations	(0.08)	0.22	0.37	0.48	1.19	1.50

Less distributions
Distributions from net investment income	(0.21)	(0.47)	(0.36)	(0.46)	(0.51)	(0.54)
Distributions from capital	– –	(0.02)	– –	– –	– –	– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)	(0.27)	– –

Total distributions	(0.21)	(0.49)	(0.52)	(0.55)	(0.78)	(0.54)

Net asset value at end of period	$10.62	$10.91	$11.18	$11.33	$11.40	$10.99

Total return[5]	(0.72)%[6]	2.01%	3.34%	4.34%	11.47%	15.36%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$279,420	$247,380	$126,332	$86,559	$42,845	$12,040
Ratios of expenses to average net assets
Net expenses	0.87%[7]	0.86%	0.98%	1.07%	1.11%	1.31%
Net expenses (excluding interest expense)	0.87%[7]	0.86%	0.98%	1.07%	1.07%	1.06%
Total expenses	1.22%[7]	1.26%	1.38%	1.34%	1.41%	1.60%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	4.10%[7]	3.92%	3.63%	3.05%[4]	4.26%[4]	5.25%[4]
Before advisory/administration and other fee waivers[2]	3.75%[7]	3.52%	3.23%	2.78%[4]	3.97%[4]	4.96%[4]
Portfolio turnover rate	305%	662%	345%	1,981%[8]	615%	849%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected.
[6]	Not Annualized.
[7]	Annualized.
[8]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

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BlackRock

High Yield Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. Effective July 1, 2005, the fund has changed the benchmark against which it measures its performance from the Lehman Brothers U.S. Corporate High Yield Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index more accurately reflects the universe of securities in which the fund will invest.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

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IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield Index: An unmanaged index that is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 and at least one year to maturity.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

If a security’s rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

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The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs

32

of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned

33

above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain

34

or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .96% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.17% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Corporate High Yield Index and the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, each a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The funds year to date total return as of 6/30/06 was 2.74%.

35

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception		Inception Date[1]
High Yield Bond; Inv A
Return Before Taxes	-1.68%	11.97%	8.52%	6.08%		11/19/98
Return After Taxes on Distributions	-4.48%	8.74%	4.80%	2.20%
Return After Taxes on Distributions and Sale of Shares	-0.88%	8.40%	4.97%	2.70%
Lehman Brothers U.S. Corporate High Yield (Reflects no deduction for fees, expenses or taxes)	2.74%	13.77%	8.85%	5.83%		N/A
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap (Reflects no deduction for fees, expenses or taxes)	2.76%	13.72%	9.12%	5.88%	**	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
**	Daily returns not available. Based on annualized data from November 30, 1998.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.49%
Distribution (12b-1) fees	.25%
Interest expense[1]	– –
Other expenses[2]	.51%
Service fees	.25%
Other	.26%
Total annual fund operating expenses[3]	1.25%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2005 the interest expense of the fund for such transactions was less than .01%.
[2]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[3]	BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the net total annual fund operating expenses would be 1.17%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

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IMPORTANT DEFINITIONS

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$127	$397

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .96% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.17% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$8.09	$8.14	$7.73	$6.75	$7.40	$8.92

Income from investment operations
Net investment income	0.28 [2]	0.60 [2]	0.58 [2]	0.73	0.82	0.90
Net gain (loss) on investments (both realized and unrealized)	(0.03)	0.05	0.38	0.96	(0.69)	(1.40)

Total from investment operations	0.25	0.65	0.96	1.69	0.13	(0.50)

Less distributions
Distributions from net investment income	(0.29)	(0.56)	(0.55)	(0.71)	(0.78)	(1.02)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –	– –

Total distributions	(0.43)	(0.70)	(0.55)	(0.71)	(0.78)	(1.02)

Net asset value at end of period	$7.91	$8.09	$8.14	$7.73	$6.75	$7.40

Total return3	3.30%[4,5]	8.24%[4]	12.70%[4]	26.25%	1.38%	(5.98)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$262,249	$262,920	$72,806	$82,391	$18,932	$8,980
Ratios of expenses to average net assets
Net expenses	0.97%[6]	0.96%	1.10%	1.22%	1.33%	1.52%
Net expenses (excluding interest expense)	0.96%[6]	0.96%	1.09%	1.17%	1.17%	1.17%
Total expenses	1.26%[6]	1.25%	1.34%	1.36%	1.48%	1.68%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	7.18%[6]	7.41%	7.29%	8.81%	10.42%	10.55%
Before advisory/administration and other fee waivers	6.89%[6]	7.12%	7.05%	8.68%	10.28%	10.39%
Portfolio turnover rate	52%	129%	172%	212%	301%	331%

[1]	Audited by other Auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected.
[4]	Redemption fee of 2.00% is reflected in total return calculations.
[5]	Not Annualized.
[6]	Annualized.

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About Your Investment

Buying Shares

R Shares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund’s transfer agent, whose job it is to keep track of shareholder records.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does

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not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an

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account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of any fund at any time.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of .25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in R Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate

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affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers’ accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See “Market Timing and Redemption Fees” below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the funds’ custodian is also

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open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption/Exchange Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the

45

management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or

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control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses

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caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, 529 plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency

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conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds’ adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Total Return II	.25%
Total Return	.22%
Government Income	.21%
High Yield Bond	.32%

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds BlackRock Financial Management, Inc.

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG. DAILY NET. ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	.500%
$1 billion— $2 billion	.450%
$2 billion—$3 billion	.425%
greater than $3 billion	.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, with respect to the Total Return Portfolio and the Total Return Portfolio II, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

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Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

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When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a holder of R Shares, you have the right to exchange R Shares from one BlackRock fund to R Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more from one BlackRock fund into another. R Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing

52

your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request.

The Fund may suspend or terminate your exchange privilege at any time, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption Fees” above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA accounts they have under their Social Security number (therefore if you own a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate annual fee of $15, and a loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

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Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Log into your account

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 2, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BOND-R 9/06

ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Funds

Government Income Portfolio

Institutional Shares

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Government Income (Institutional Shares) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on the Government Income Portfolio (Institutional Shares). Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the fund and your rights as a shareholder.

In February 2006, BlackRock, Inc., the parent company of BlackRock, and Merrill Lynch & Co., Inc. (Merrill Lynch) announced that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc. (the Transaction). In connection with the Transaction, the Merrill Lynch U.S. Government Fund will reorganize into the BlackRock Government Income Portfolio (the Reorganization).

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BlackRock

Government Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an

2

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current “on-the-run” 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does

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price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are

4

highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since Institutional Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this prospectus, the Investor A Shares would have substantially similar annual returns as the Institutional Shares offered in this prospectus because the Investor A Shares and the Institutional Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the Institutional Shares do not have the same expenses. Institutional Shares of the fund are expected to have expenses of .70% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year and Investor A Shares of the fund are expected to have expenses of 1.00% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some

5

indication of the risks of investing in the fund. The table compares the fund’s performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges on Investor A Shares are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -1.48%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Government Income; Inv A
Return Before Taxes	-2.60%	1.41%	5.26%	5.87%	10/03/94
Return After Taxes on Distributions	-4.01%	-0.07%	3.37%	3.56%
Return After Taxes on Distributions and Sale of Shares	-1.70%	0.36%	3.38%	3.56%
Lehman Brothers Mtg./10-Yr. Tsy. (Reflects no deduction for fees, expenses or taxes)	2.31%	3.12%	5.41%	5.88%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.47%
Other expenses[1]	.36%
Total annual fund operating expenses	.83%
Fee waivers and expense reimbursements	—
Net expenses[2]	.83%
[1]	The Institutional class of the fund is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has voluntarily agreed to waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the net expenses for Institutional Shares of the fund are estimated to be 0.70% of average daily net assets. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$85	$265

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group

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at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since Institutional Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the Institutional Shares offered in this Prospectus because the Investor A Shares and the Institutional Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the Institutional Shares do not have the same expenses. Institutional Shares of the fund are expected to have expenses of .70% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year and Investor A Shares of the fund are expected to have expenses of 1.00% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Government Income Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$10.91	$11.18	$11.33	$11.40	$10.99	$10.03

Income from investment operations
Net investment income[2]	0.22 [3]	0.43 [3]	0.40 [3]	0.34 [3,4]	0.45 [3,4]	0.56 [4]
Net gain (loss) on investments (both realized and unrealized)[2]	(0.30)	(0.21)	(0.03)	0.14 [4]	0.74 [4]	0.94 [4]

Total from investment operations	(0.08)	0.22	0.37	0.48	1.19	1.50

Less distributions
Distributions from net investment income	(0.21)	(0.47)	(0.36)	(0.46)	(0.51)	(0.54)
Distributions from capital	– –	(0.02)	– –	– –	– –	– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)	(0.27)	– –

Total distributions	(0.21)	(0.49)	(0.52)	(0.55)	(0.78)	(0.54)

Net asset value at end of period	$10.62	$10.91	$11.18	$11.33	$11.40	$10.99

Total return[5]	(0.72)%[6]	2.01%	3.34%	4.34%	11.47%	15.36%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$279,420	$247,380	$126,332	$86,559	$42,845	$12,040
Ratios of expenses to average net assets
Net expenses	0.87%[7]	0.86%	0.98%	1.07%	1.11%	1.31%
Net expenses (excluding interest expense)	0.87%[7]	0.86%	0.98%	1.07%	1.07%	1.06%
Total expenses	1.22%[7]	1.26%	1.38%	1.34%	1.41%	1.60%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	4.10%[7]	3.92%	3.63%	3.05%[4]	4.26%[4]	5.25%[4]
Before advisory/administration and other fee waivers[2]	3.75%[7]	3.52%	3.23%	2.78%[4]	3.97%[4]	4.96%[4]
Portfolio turnover rate	305%	662%	345%	1,981%[8]	615%	849%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected.
[6]	Not Annualized.
[7]	Annualized.
[8]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

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About Your Investment

Buying Shares

Institutional Shares are offered without a sales charge to:

■	Institutional and individual investors with a minimum investment of $2 million
■	Certain qualified retirement plans
■	Investors in selected fee-based programs
■	Registered investment advisers with a minimum investment of $250,000
■	Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates on behalf of clients for whom they
■	act in a fiduciary capacity (excluding participant-directed employee benefit plans)
■	otherwise have investment discretion or
■	act as custodian for at least $2 million in assets
■	Unaffiliated banks, thrifts or trust companies that have agreements with the distributor
■	Holders of certain Merrill Lynch-sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of one or more BlackRock funds

Purchase orders may be placed by calling (800) 441-7762.

Investors who currently own Institutional Shares of the fund may make additional purchases of Institutional Shares of the fund except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

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Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

The fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, the fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the

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fund’s NAV. As a result, the fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

■	$2 million for institutions and individuals
■	$250,000 for registered investment advisers

The Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs, as set forth in the “Buying Shares” section.

The Fund does not accept third party checks as payment for shares.

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The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including PNC Bank, Merrill Lynch, BlackRock and their affiliates) (Service Organizations), pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these

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payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption fee. See “Market Timing and Redemption Fees” below. The Fund, its administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible

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for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of the fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause the fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

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The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to the fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the fund. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

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Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, 529 plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

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and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in the fund at any time if the net asset value of the account in the fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Financial Management, Inc.

Management

BlackRock Funds’ adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the fund.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets was .21%.

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.500%
$1 billion-$2 billion	.450%
$2-billion-$3 billion	.425%
greater than $3 billion	.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Information about the portfolio manager for the fund is presented on pages 7 and 8.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

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Distributions of net investment income derived by the fund are paid within 10 days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in the fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of the fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a

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taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, the proceeds of such redemptions may be subject to federal, state and local income tax.

If you do not provide the fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a holder of Institutional Shares, you have the right to exchange Institutional Shares from one BlackRock fund to Institutional Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

There is no required minimum amount with respect to exchanges of Institutional Shares. Institutional Shares of each BlackRock fund may be exchanged for Institutional shares of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

Exchanges may be subject to the 2% redemption fee. See “Market Timing and Redemption Fees” above.

Investors who currently own Institutional Shares of a fund may make exchanges into Institutional Shares of other funds except for

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investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request.

The Fund may suspend or terminate your exchange privilege at any time, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption Fees” above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

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To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

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For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the fund’s investments. The annual report describes the fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 2, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Shares

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund

performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals

8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday.

Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-GOV-INST 9/06

ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Funds

Bond Portfolios

R Shares

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 9 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

In February 2006, BlackRock, Inc., the parent company of BlackRock, and Merrill Lynch & Co., Inc. (Merrill Lynch) announced that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers (MLIM), to BlackRock, Inc. (the Transaction). In connection with the Transaction, the Merrill Lynch Short Term U.S. Government Fund, Inc. and the Merrill Lynch Inflation Protected Fund will reorganize into the BlackRock Low Duration Bond Portfolio and the BlackRock Inflation Protected Bond Portfolio, respectively.

Effective October 2, 2006, the BlackRock Intermediate Bond Portfolio has been renamed the “BlackRock Intermediate Bond Portfolio II” and the BlackRock Intermediate PLUS Bond Portfolio has been renamed the “BlackRock Intermediate Bond Portfolio.”

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BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index: An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum effective duration at the time of purchase is less than 5 years.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the

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management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

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The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .80% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.47% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 1.64%.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	Since Inception	Inception Date[1]
Enhanced Income; Inv A
Return Before Taxes	-1.01%	-0.45%	03/04/04
Return After Taxes on Distributions	-2.03%	-1.20%
Return After Taxes on Distributions and Sale of Shares	-0.66%	-0.81%
Citigroup 1-Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	2.31%	1.52%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.40%
Distribution (12b-1) fees	.25%
Other expenses[1]	.82%
Service fees	.25%
Other	.57%
Total annual fund operating expenses[2]	1.47%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.77% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares*	$150	$465
*	Reflects imposition of sales charge.

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As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Anderson, Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .80% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.47% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Enhanced Income Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	For the Period 3/19/04[1] through 9/30/04
Net asset value at beginning of period	$9.85	$9.93	$10.00

Income from investment operations
Net investment income	0.17 [2]	0.28 [2]	0.06 [2]
Net loss on investments (both realized and unrealized)	(0.04)	(0.12)	(0.07)

Total from investment operations	0.13	0.16	(0.01)

Less distributions
Distributions from net investment income	(0.17)	(0.24)	(0.06)

Total distributions	(0.17)	(0.24)	(0.06)

Net asset value at end of period	$9.81	$9.85	$9.93

Total return[3]	1.36%[4]	1.62%	(0.12)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$3	$2	– –[5]
Ratios of expenses to average net assets
Net expenses	0.76%[6]	0.74%	0.71%[6]
Net expenses (excluding interest expenses)	0.76%[6]	0.71%	0.71%[6]
Total expenses	3.16%[6]	1.19%	1.61%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.48%[6]	2.77%	1.46%[6]
Before advisory/administration and other fee waivers	1.08%[6]	2.32%	0.56%[6]
Portfolio turnover rate	59%	147%	208%

[1]	Commencement of operations of share class.
[2]	Calculated using the average shares outstanding method.
[3]	Sales load not reflected in total return.
[4]	Not Annualized.
[5]	Net assets end of period are less than $1,000.
[6]	Annualized.

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BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security’s rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or

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currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the

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fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The fund may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.” The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

14

problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .81% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.29% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of

15

bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in July 1992. Investor A Shares were launched in January 1996. The actual return of Investor A Shares would have been lower than shown for the period before they were launched because Investor A Shares have higher expenses than Institutional Shares. Institutional Shares of the fund are expected to have expenses of .44% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 1.11%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Low Duration Bond; Inv A
Return Before Taxes	-1.76%	0.25%	2.64%	4.06%	07/17/92
Return After Taxes on Distributions	-2.87%	-0.65%	1.38%	2.33%
Return After Taxes on Distributions and Sale of Shares	-1.14%	-0.30%	1.49%	2.38%
ML 1-3 Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	1.67%	1.49%	3.67%	4.79%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold

16

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.48%
Distribution (12b-1) fees	.25%
Interest expense[1]	– –
Other expenses[2]	.56%
Service fees	.25%
Other	.31%
Total annual fund operating expenses[3]	1.29%
[1]	The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2005 the interest expense on the fund for such transactions was less than .01%.
[2]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[3]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.59% (excluding interest expense) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$131	$409

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .81% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.29% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.93	$10.10	$10.24	$10.26	$10.21	$9.82

Income from investment operations
Net investment income[2]	0.16 [3]	0.28 [3]	0.18 [3]	0.21	0.36	0.52
Net gain (loss) on investments[2] (both realized and unrealized)	(0.06)	(0.17)	(0.12)	0.04	0.13	0.41

Total from investment operations	0.10	0.11	0.06	0.25	0.49	0.93

Less distributions
Distributions from net investment income	(0.19)	(0.28)	(0.16)	(0.26)	(0.39)	(0.54)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)	– –

Total distributions	(0.19)	(0.28)	(0.20)	(0.27)	(0.44)	(0.54)

Net asset value at end of period	$9.84	$9.93	$10.10	$10.24	$10.26	$10.21

Total return[4]	0.99%[5]	1.07%[6]	0.69%	2.47%	4.93%	9.70%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$73,299	$75,652	$87,317	$102,047	$69,211	$12,808
Ratios of expenses to average net assets
Net expenses	0.81%[7]	0.81%	0.88%	0.90%	1.02%	1.43%
Net expenses (excluding interest expense)	0.81%[7]	0.81%	0.88%	0.90%	1.02%	1.00%
Total expenses	1.18%[7]	1.15%	1.27%	1.20%	1.27%	1.70%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.34%[7]	2.81%	1.74%	1.91%[8]	3.18%	4.91%[8]
Before advisory/administration and other fee waivers[2]	2.97%[7]	2.47%	1.35%	1.61%[8]	2.93%	4.64%[8]
Portfolio turnover rate	44%	127%	216%	195%	195%	168%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected.
[5]	Not Annualized.
[6]	Redemption fee of 2.00% is reflected in total return calculation.
[7]	Annualized.
[8]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

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BlackRock

Intermediate Government Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s

21

obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a

23

return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.03% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.27% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information

24

shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 0.01%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURN*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond; Inv A
Return Before Taxes	-2.83%	0.24%	3.45%	4.53%	04/20/92
Return After Taxes on Distributions	-3.72%	-0.90%	1.96%	2.65%
Return After Taxes on Distributions and Sale of Shares	-1.84%	-0.44%	2.05%	2.69%
LB Intermediate Govt. (Reflects no deduction for fees, expenses or taxes)	1.69%	2.10%	4.82%	5.50%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

25

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund. The table may not reflect expenses of the fund after February 1, 2007.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Distribution (12b-1) fees	.25%
Other expenses[1]	.55%
Service fees	.25%
Other	.30%
Total annual fund operating expenses[2]	1.30%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.60% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Share	$132	$412

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios.

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In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

27

Financial Highlights

Since the R Shares of the fund have no performance history, the financial information in the tables below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.03% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.27% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$10.23	$10.47	$10.65	$10.84	$10.57	$9.91

Income from investment operations
Net investment income[2]	0.18 [3]	0.35 [3]	0.33 [3]	0.44 [4]	0.51 [4]	0.56
Net gain (loss) on investments (both realized and unrealized)[2]	(0.15)	(0.24)	(0.17)	(0.16)[4]	0.25 [4]	0.65

Total from investment operations	0.03	0.11	0.16	0.28	0.76	1.21

Less distributions
Distributions from net investment income	(0.17)	(0.23)	(0.34)	(0.47)	(0.49)	(0.55)
Distribution from capital	– –	(0.07)	– –	– –	– –	– –
Distributions from net realized gains	– –	(0.05)	– –	– –	– –	– –

Total distributions	(0.17)	(0.35)	(0.34)	(0.47)	(0.49)	(0.55)

Net asset value at end of period	$10.09	$10.23	$10.47	$10.65	$10.84	$10.57

Total return[5]	0.29%[6]	1.07%	1.54%	2.60%	7.46%	12.58%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$307,523	$345,132	$43,500	$54,693	$52,507	$14,033
Ratios of expenses to average net assets
Net expenses	1.00%[7]	0.99%	1.05%	1.07%	1.08%	1.64%
Net expenses (excluding interest expense)	1.00%[7]	0.99%	1.05%	1.07%	1.07%	1.04%
Total expenses	1.23%[7]	1.25%	1.33%	1.32%	1.30%	1.85%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.61%[7]	3.43%	3.17%	3.99%[4]	4.83%[4]	5.30%[4]
Before advisory/administration and other fee waivers[2]	3.38%[7]	3.17%	2.89%	3.75%[4]	4.61%[4]	5.09%[4]
Portfolio turnover rate	62%	194%	200%	143%	183%	157%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected.
[6]	Not Annualized.
[7]	Annualized.

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BlackRock

Intermediate Bond Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the

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underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may

32

cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .87% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.33% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

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As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -0.01%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Intermediate Bond II; Inv A
Return Before Taxes	-2.83%	1.26%	4.28%	4.95%	09/17/93
Return After Taxes on Distributions	-4.02%	-0.22%	2.43%	2.80%
Return After Taxes on Distributions and Sale of Shares	-1.85%	0.29%	2.57%	2.89%
LB Intermediate Govt./Cred. (Reflects no deduction for fees, expense or taxes)	1.58%	2.97%	5.50%	5.80%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

34

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Distribution (12b-1) fees	.25%
Other expenses[1]	.58%
Service fees	.25%
Other	.33%
Total annual fund operating expenses[2]	1.33%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.63% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$135	$421

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios.

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In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .87% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.33% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.32	$9.57	$9.88	$9.81	$9.71	$9.12

Income from investment operations
Net investment income[2]	0.17 [3]	0.32 [3]	0.31 [3]	0.43 [4]	0.49 [4]	0.52[4]
Net gain (loss) on investments (both realized and unrealized)[2]	(0.16)	(0.20)	(0.09)	0.14 [4]	0.19 [4]	0.61[4]

Total from investment operations	0.01	0.12	0.22	0.57	0.68	1.13

Less distributions
Distributions from net investment income	(0.19)	(0.29)	(0.31)	(0.48)	(0.48)	(0.54)
Distributions from net realized gains	– –	(0.08)	(0.22)	(0.02)	(0.10)	– –

Total distributions	(0.19)	(0.37)	(0.53)	(0.50)	(0.58)	(0.54)

Net asset value at end of period	$9.14	$9.32	$9.57	$9.88	$9.81	$9.71

Total return5	0.16%[6,7]	1.20%	2.33%	5.92%	7.32%	12.58%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$26,062	$31,272	$33,977	$38,547	$26,805	$7,106
Ratios of expenses to average net assets
Net expenses	0.87%[8]	0.86%	0.93%	0.94%	1.12%	1.33%
Net expenses (excluding interest expense)	0.87%[8]	0.86%	0.93%	0.94%	1.07%	1.06%
Total expenses	1.19%[8]	1.18%	1.29%	1.21%	1.33%	1.54%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.59%[8]	3.34%	3.20%	4.46%[4]	5.22%[4]	5.44%[4]
Before advisory/administration and other fee waivers[2]	3.27%[8]	3.02%	2.83%	4.19%[4]	5.01%[4]	5.24%[4]
Portfolio turnover rate	51%	194%	216%	220%	239%	250%
[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected.
[6]	Redemption fee of 2.00% is reflected in total return calculations.
[7]	Not Annualized.
[8]	Annualized.

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BlackRock

Intermediate Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Aggregate Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a

39

specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the netasset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Aggregate Index: An unmanaged index comprised of U.S. investment grade fixed income securities including, government and corporate securities, mortgage pass-through securities, and asset-backed securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. The index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant

41

risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially

42

unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .90% of average daily net assets

43

(after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.50% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Intermediate Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -0.03%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	Since Inception	Inception Date[1]
Intermediate Bond; Inv A
Return Before Taxes	-2.70%	-1.23%	08/18/04
Return After Taxes on Distributions	-3.66%	-1.96%
Return After Taxes on Distributions and Sale of Shares	-1.76%	-1.46%
Lehman Brothers Intermediate Agg. (Reflects no deduction for fees, expenses or taxes)	2.01%	2.51%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

44

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Distribution (12b-1) fees	.25%
Other expenses[1]	.75%
Service fees	.25%
Other	.50%
Total annual fund operating expenses[2]	1.50%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.80% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$153	$474

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

45

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

46

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .90% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.50% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	For the Period 8/18/04[1] through 9/30/04
Net asset value at beginning of period	$10.02	$10.06	$10.00

Income from investment operations
Net investment income	0.19 [2]	0.33 [2]	0.06 [2]
Net loss on investments (both realized and unrealized)	(0.19)	(0.17)	– –

Total from investment operations	0.00	0.16	0.06

Less distributions
Distributions from net investment income	(0.19)	(0.19)	– –
Distributions from net realized gains	– –	(0.01)	– –

Total distributions	(0.19)	(0.20)	– –

Net asset value at end of period	$9.83	$10.02	$10.06

Total return[3]	(0.01)%[4]	1.60%	0.60%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$45	$20	– – [5]
Ratios of expenses to average net assets
Net expenses	0.80%[6]	0.80%	0.81%[6]
Net expenses (excluding interest expenses)	0.80%[6]	0.80%	0.81%[6]
Total expenses	1.44%[6]	1.52%	3.87%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.87%[6]	3.37%	3.50%[6]
Before advisory/administration and other fee waivers	3.23%[6]	2.65%	0.44%[6]
Portfolio turnover rate	63%	217%	114%

[1]	Commencement of operations of share class.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected.
[4]	Not Annualized.
[5]	Net assets end of period are less than $1,000.
[6]	Annualized.

48

BlackRock

Inflation Protected Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversifed, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above-average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

49

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund’s investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

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Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund’s gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit

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protection. The fund’s investments in commercial mortgage- backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

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During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are

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highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are

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estimated to have expenses of .75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.26% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -0.98%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	Since Inception	Inception Date[1]
Inflation Protected Bond; Inv A
Return Before Taxes	0.55%	5.33%	06/28/04
Return After Taxes on Distributions	-1.99%	2.95%
Return After Taxes on Distributions and Sale of Shares	0.44%	3.21%
Lehman Brothers Global Real: U.S. TIPS (Reflects no deduction for fees, expenses or taxes)	2.84%	7.02%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock, and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide shareholder liaison services to shareholders.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.40%
Distribution (12b-1) fees	.25%
Other expenses[1]	.61%
Service fees	.25%
Other	.36%
Total annual fund operating expenses[2]	1.26%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.56% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$128	$400

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002, and Brian Weinstein, Vice President of BFM.

Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

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Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.26% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund’s independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	For the Period 6/28/04[1] through 9/30/04
Net asset value at beginning of period	$10.47	$10.50	$10.00

Income from investment operations
Net investment income (loss)	0.22 [2]	0.42 [2]	0.01 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.32)	0.13	0.51

Total from investment operations	(0.10)	0.55	0.52

Less distributions
Distributions from net investment income	(0.38)	(0.48)	(0.02)
Distributions from net realized gains	(0.13)	(0.10)	– –

Total distributions	(0.51)	(0.58)	(0.02)

Net asset value at end of period	$9.86	$10.47	$10.50

Total return[3]	(1.00)%[4]	5.42%	5.21%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$4,058	$3,994	$93
Ratios of expenses to average net assets
Net expenses	0.70%[5]	0.69%	0.71%[5]
Net expenses (excluding interest expenses)	0.70%[5]	0.69%	0.71%[5]
Total expenses	1.39%[5]	1.39%	3.08%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.27%[5]	4.06%	3.88%[5]
Before advisory/administration and other fee waivers	3.58%[5]	3.36%	1.51%[5]
Portfolio turnover rate	114%	419%	96%

[1]	Commencement of operations of share class.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected.
[4]	Not Annualized.
[5]	Annualized.

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BlackRock

GNMA Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type

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of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of

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an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .86% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.38% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year

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and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -0.90%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
GNMA; Inv A
Return Before Taxes	-1.91%	1.38%	4.33%	4.84%	05/18/98
Return After Taxes on Distributions	-3.47%	-0.32%	2.22%	2.61%
Return After Taxes on Distributions and Sale of Shares	-1.26%	0.19%	2.41%	2.74%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	3.20%	3.47%	5.44%	5.82%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Distribution (12b-1) fees	.25%
Other expenses[1]	.58%
Service fees	.25%
Other	.33%
Total annual fund operating expenses[2]	1.38%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.68% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$141	$437

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro’s primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial

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Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .86% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.38% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

GNMA Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.74	$9.92	$10.06	$10.27	$10.32	$9.71

Income from investment operations
Net investment income[2]	0.20 [3]	0.41 [3]	0.43 [3]	0.46 [4]	0.54 [4]	0.58 [4]
Net gain (loss) on investments (both realized and unrealized)[2]	(0.12)	(0.21)	(0.09)	(0.11)[4]	0.20 [4]	0.61 [4]

Total from investment operations	0.08	0.20	0.34	0.35	0.74	1.19

Less distributions
Distributions from net investment income	(0.27)	(0.38)	(0.48)	(0.56)	(0.58)	(0.58)
Distributions from net realized gains	– –	– –	– –	– –	(0.21)	– –

Total distributions	(0.27)	(0.38)	(0.48)	(0.56)	(0.79)	(0.58)

Net asset value at end of period	$9.55	$9.74	$9.92	$10.06	$10.27	$10.32

Total return[5]	0.84%[6]	2.01%	3.50%	3.50%	7.50%	12.74%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$14,121	$15,288	$18,080	$18,978	$13,620	$3,672
Ratios of expenses to average net assets
Net expenses	0.86%[7]	0.86%	1.05%	1.11%	1.36%	1.81%
Net expenses (excluding interest expense)	0.86%[7]	0.86%	0.99%	1.07%	1.07%	1.07%
Total expenses	1.31%[7]	1.32%	1.46%	1.42%	1.65%	2.13%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	4.10%[7]	4.13%	4.34%	4.27%[4]	5.18%[4]	5.77%[4]
Before advisory/administration and other fee waivers[2]	3.65%[7]	3.67%	3.93%	3.96%[4]	4.89%[4]	5.45%[4]
Portfolio turnover rate	187%	521%	228%	1,365%[8]	401%	773%

[1]	Audited by other Auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected.
[6]	Not Annualized.
[7]	Annualized.
[8]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

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BlackRock

Managed Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a

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specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus

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because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .98% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.25% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -0.60% .

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Managed Income; Inv A
Return Before Taxes	-2.79%	1.68%	4.38%	5.05%	11/01/89
Return After Taxes on Distributions	-4.42%	-0.09%	2.41%	2.77%
Return After Taxes on Distributions and Sale of Shares	-1.83%	0.46%	2.58%	2.89%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	2.43%	3.62%	5.87%	6.16%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Distribution (12b-1) fees	.25%
Other expenses[1]	.50%
Service fees	.25%
Other	.25%
Total annual fund operating expenses[2]	1.25%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.55% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$127	$397

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .98% of average daily net assets

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(after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.25% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Managed Income Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$10.21	$10.41	$10.80	$10.71	$10.60	$9.92

Income from investment operations
Net investment income[2]	0.20 [3]	0.42 [3]	0.42 [3]	0.49 [4]	0.53 [4]	0.56
Net gain (loss) on investments (both realized and unrealized)[2]	(0.23)	(0.17)	(0.10)	0.18 [4]	0.12 [4]	0.68

Total from investment operations	(0.03)	0.25	0.32	0.67	0.65	1.24

Less distributions
Distributions from net investment income	(0.23)	(0.41)	(0.43)	(0.58)	(0.54)	(0.56)
Distributions from net realized gains	(0.05)	(0.04)	(0.28)	– –	– –	– –

Total distributions	(0.28)	(0.45)	(0.71)	(0.58)	(0.54)	(0.56)

Net asset value at end of period	$9.90	$10.21	$10.41	$10.80	$10.71	$10.60

Total return[5]	(0.30)%[6]	2.45%	3.13%	6.41%	6.32%	12.86%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$25,091	$29,462	$35,462	$49,870	$52,794	$20,196
Ratios of expenses to average net assets
Net expenses	1.03%[7]	1.05%	1.10%	1.13%	1.23%	1.50%
Net expenses (excluding interest expense)	1.03%[7]	1.05%	1.10%	1.12%	1.12%	1.13%
Total expenses	1.16%[7]	1.18%	1.30%	1.30%	1.38%	1.61%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.99%[7]	4.06%	4.06%	4.57%[4]	5.14%[4]	5.47%[4]
Before advisory/administration and other fee waivers[2]	3.86%[7]	3.93%	3.86%	4.40%[4]	5.00%[4]	5.35%[4]
Portfolio turnover rate	115%	252%	284%	613%[8]	290%	262%

[1]	Audited by other Auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected.
[6]	Not Annualized.
[7]	Annualized.
[8]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.

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BlackRock

International Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies; however, the fund may underweight or overweight a currency based on the fund management team’s outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future

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is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) has experienced considerable difficulty in recent years. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund’s performance more dependent on developments in those countries.

The fund’s expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition,

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some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse purchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.19% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.66% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in July 1991. Investor A Shares were launched in April 1996. The actual return of Investor A Shares would have been lower than shown for the period before they were launched because Investor A Shares have higher expenses than Service Shares. Service Shares of the fund are expected to have expenses of 1.12% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year.

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As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 3.82%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
International Bond; Inv A
Return Before Taxes	-14.34%	3.12%	4.65%	6.49%	07/01/91
Return After Taxes on Distributions	-15.44%	1.88%	3.03%	3.69%
Return After Taxes on Distributions and Sale of Shares	-9.26%	1.98%	3.00%	3.78%
Citigroup Non-U.S. WGBI (Reflects no deduction for fees, expenses or taxes)	-9.21%	6.46%	7.26%	4.42%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee*	2.0%
(as a percentage of amount redeemed)

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Distribution (12b-1) fees	.25%
Other expenses[1]	.86%
Service fees	.25%
Other	.61%
Total annual fund operating expenses[2]	1.66%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.96% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$169	$523

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

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Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm’s international fixed income research effort.

Mr. Thiel is a member of the Investment Strategy Group and his primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.19% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.66% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

International Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$11.14	$11.42	$11.07	$10.54	$10.53	$10.69

Income from investment operations
Net investment income	0.14 [2]	0.25 [2]	0.23 [2]	0.24 [2]	0.35 [2]	0.47
Net gain (loss) on investments (both realized and unrealized)	(0.44)	0.03	0.52	0.81	0.19	0.71

Total from investment operations	(0.30)	0.28	0.75	1.05	0.54	1.18

Less distributions
Distributions from net investment income	(0.15)	(0.55)	(0.40)	(0.28)	(0.53)	(1.34)
Distributions from capital	– –	– –	– –	(0.17)	– –	– –
Distributions from net realized gains	– –	(0.01)	– –	(0.07)	– –	– –

Total distributions	(0.15)	(0.56)	(0.40)	(0.52)	(0.53)	(1.34)

Net asset value at end of period	$10.69	$11.14	$11.42	$11.07	$10.54	$10.53

Total return[3]	(2.69)%[4,5]	2.21%[4]	6.84%[4]	10.27%	5.29%	11.79%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$135,722	$182,321	$123,145	$74,821	$39,727	$16,827
Ratios of expenses to average net assets
Net expenses	1.20%[6]	1.18%	1.31%	1.41%	1.47%	2.88%
Net expenses (excluding interest expense)	1.20%[6]	1.18%	1.31%	1.41%	1.37%	1.36%
Total expenses	1.36%[6]	1.29%	1.43%	1.41%	1.47%	2.88%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.52%[6]	2.17%	2.06%	2.21%	3.36%	4.85%
Before advisory/administration and other fee waivers	2.36%[6]	2.06%	1.93%	2.21%	3.36%	4.85%
Portfolio turnover rate	80%	164%	240%	209%	206%	111%

[1]	Audited by other Auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected.
[4]	Redemption fee of 2.00% is reflected in total return calculations.
[5]	Not Annualized.
[6]	Annualized.

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About Your Investment

Buying Shares

R Shares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund’s transfer agent, whose job it is to keep track of shareholder records.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock

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believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth

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and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of any fund at any time.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of .25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in R Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate

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affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers’ accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See “Market Timing and Redemption Fees” below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m.

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(Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption/Exchange Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than

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maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain

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accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest

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purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, 529 plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,

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■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds’ adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Enhanced Income	.03%
Low Duration Bond	.24%
Intermediate Government Bond	.36%
Intermediate Bond II	.28%
Intermediate Bond	.00%
Inflation Protected Bond	.00%
GNMA	.20%
Managed Income	.46%
International Bond	.54%

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds BlackRock Financial Management, Inc.

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

	Each Fund Except Enhanced Income, Int’l Bond, Inflation Protected Bond, GNMA	Int’l Bond, GNMA	Inflation Protected Bond
AVG. DAILY NET. ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
first $1 billion	.500%	.550%	.400%
$1 billion— $2 billion	.450%	.500%	.375%
$2 billion— $3 billion	.425%	.475%	.350%
greater than $3 billion	.400%	.450%	.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income Portfolio (as a percentage of average daily net assets) is .40%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock

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or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

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Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes in computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a holder of R Shares, you have the right to exchange R Shares from one BlackRock fund to R Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

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You can exchange $1,000 or more from one BlackRock fund into another. R Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request.

The Fund may suspend or terminate your exchange privilege at any time, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption Fees” above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA accounts they have under their Social Security number (therefore if you own a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate annual fee of $15, and a loan application/processing fee of $25. To determine if you are eligible

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for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Log into your account

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 2, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BOND-RNO 9/06

ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Funds

Equity Portfolios

R Shares

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 3 of the BlackRock Equity funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

In February 2006, BlackRock, Inc., the parent company of BlackRock, and Merrill Lynch & Co., Inc. (Merrill Lynch) announced that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc.

BlackRock

Mid-Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies:

The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Growth Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $996 million and $18.4 billion as of December 31, 2005). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on U.S. mid-capitalization emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management’s abilities) performed by the management team.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

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As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance

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of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell Midcap® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The funds year to date total return as of 6/30/06 was 1.70%.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Mid-Cap Growth; Inv A
Return Before Taxes	3.90%	16.84%	-5.10%	8.51%	12/27/96
Return After Taxes on Distributions	3.70%	16.77%	-5.13%	5.43%
Return After Taxes on Distributions and Sale of Shares	2.80%	14.62%	-4.26%	5.81%
Russell Midcap® Growth (Reflects no deduction for fees, expenses or taxes)	12.10%	22.70%	1.38%	8.39%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.80%
Distribution (12b-1) fees	.25%
Other expenses[1]	.84%
Service fees	.25%
Other	.59%
Total annual fund operating expenses	1.89%
Fee waivers and expense reimbursements[2]	.29%
Net expenses[2]	1.60%
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.60% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual

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costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$163	$566

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Eileen M. Leary, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Anne Truesdale, CFA, Vice President at BlackRock, and Neil Wagner, Managing Director at BlackRock.

Ms. Leary and Ms. Truesdale joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund’s day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Prior to joining BlackRock, Ms. Truesdale was a member of the small and mid-cap growth equity team at SSRM. She was employed by SSRM beginning in 1997 and has been an equity analyst focusing on mid-cap growth companies in the technology, media, gaming, financial and services sectors. Prior to that, she was part of the Central Research team covering the telecom, publishing, IT services, business services and financial services sectors.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Mid-Cap Growth Equity Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.82	$8.26	$7.17	$5.77	$7.17	$25.92

Income from investment operations
Net investment loss	(0.06)[2]	(0.11)[2]	(0.09)[2]	(0.07)	(0.11)	(0.04)
Net gain (loss) on investments (both realized and unrealized)	1.12	1.67	1.18	1.47	(1.29)	(11.23)

Total from investment operations	1.06	1.56	1.09	1.40	(1.40)	(11.27)

Less distributions
Distributions from net realized gains	(0.13)	– –	– –	– –	– –	(7.48)

Total distributions	(0.13)	– –	– –	– –	– –	(7.48)

Net asset value at end of period	$10.75	$9.82	$8.26	$7.17	$5.77	$7.17

Total return[3]	10.90%[4,5]	18.89%[4]	15.20%[4]	24.26%[4]	(19.53)%	(56.91)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$298,882	$290,285	$27,777	$25,960	$26,242	$38,225
Ratios of expenses to average net assets
Net expenses	1.57%[6]	1.58%	1.67%	1.68%	1.62%	1.60%
Total expenses	1.75%[6]	1.78%	1.77%	1.71%	1.62%	1.60%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.12)%[6]	(1.14)%	(1.09)%	(0.96)%	(1.24)%	(0.38)%
Before advisory/administration and other fee waivers	(1.30)%[6]	(1.34)%	(1.19)%	(0.98)%	(1.24)%	(0.38)%
Portfolio turnover rate	35%	85%	29%	168%	279%	584%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not Annualized.
[6]	Annualized.

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BlackRock

Aurora Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small- and mid-cap value, referring to the type of securities the managers will choose for this fund.

Russell 2500™ Value Index: An index composed of the Russell 2500™ companies with lower price-to-book ratios and lower forcasted growth values.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund seeks to provide high total return, consisting principally of capital appreciation.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

In choosing among small- and mid-capitalization stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell 2500™ Value Index (between approximately $38 million and $10.8 billion as of December 31, 2005) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as large-capitalization stocks, growth stocks, and bonds. The fund may invest up to 5% of total assets in bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents (junk bonds). Split rated bonds will be considered to have the higher credit rating. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when the fund management team believes the stock has reached its price target, it is fully valued or when, in their opinion, conditions change such that the

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risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

While the fund management team chooses stocks it believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have

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more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new

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developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means

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that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Aurora Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.36% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks

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of investing in the fund. The table compares the performance to that of the Russell 2500™ Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

In January 2005 the fund changed its primary investment strategies and, therefore, the fund’s performance prior to that date does not reflect the fund’s current investment style.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 2.78%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Aurora; Inv A
Return Before Taxes	-3.02%	18.63%	9.17%	18.64%	02/13/95
Return After Taxes on Distributions	-5.63%	16.93%	8.21%	16.70%
Return After Taxes on Distributions and Sale of Shares	1.53%	16.07%	7.90%	15.83%
Russell 2500™ Value (Reflects no deduction for fees, expenses or taxes)	7.74%	23.82%	13.43%	13.89%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and

15

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.82%
Distribution (12b-1) fees	.25%
Other expenses[1]	.66%
Service fees	.25%
Other	.41%
Total annual fund operating expenses	1.73%
Fee waivers and expense reimbursements[2]	.13%
Net expenses[2]	1.60%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.60% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$163	$532

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O’Connor, CFA, Managing Director at BlackRock.

Mr. Archambo heads the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes

16

purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid-cap value equity products since the firm’s inception in 1995. Prior to his departure, he was responsible for the development and management of over $1.3 billion of small cap value assets and $1.5 billion of mid-cap value assets for 50 institutional clients.

Ms. O’Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.36% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Aurora Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,3]	Year Ended 9/30/01[1,3]
Net asset value at beginning of period	$41.88	$39.49	$32.28	$24.43	$26.51	$29.17

Income from investment operations
Net investment income (loss)	(0.02)[4]	(0.16)[4]	(0.22)	(0.19)	(0.23)	0.02
Net gain (loss) on investments (both realized and unrealized)	2.46	6.39	7.45	8.19	(1.85)	(0.37)

Total from investment operations	2.44	6.23	7.23	8.00	(2.08)	(0.35)

Less distributions
Distributions from capital gains	(7.49)	(3.84)	(0.02)	(0.15)	– –	(2.31)

Total distributions	(7.49)	(3.84)	(0.02)	(0.15)	– –	(2.31)

Net asset value at end of period	$36.83	$41.88	$39.49	$32.28	$24.43	$26.51

Total return[5]	7.14%[6,7]	16.28%[6]	22.39%	32.90%	(7.85)%	(0.98)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,494,820	$1,690,497	$2,169,836	$1,682,504	$1,449,869	$1,334,548
Ratios of expenses to average net assets
Expense ratio	1.44%[8]	1.40%	1.40%	1.55%	1.47%	1.43%
Expense ratio after expense reductions	1.55%[8]	1.47%	1.40%	1.55%	1.48%	1.44%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.11)%[8]	(0.36)%	(0.57)%	(0.69)%	(0.73)%	0.08%
Before advisory/administration and other fee waivers	(0.22)%[8]	(0.43)%	(0.57)%	(0.69)%	(0.74)%	0.07%
Portfolio turnover rate	72%	73%	33%	48%	42%	26%

[1]	Per-share figures have been calculated using the average shares method.
[2]	During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net unrealized gain per share and total return.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Not Annualized.
[8]	Annualized.

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BlackRock

Small/Mid-Cap Growth Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small- and mid-cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2500™ Growth Index: An index composed of the Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

Investment Goal

The fund seeks to provide growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

The fund views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500™ Growth Index (between approximately $26 million and $10.8 billion as of December 31, 2005) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment. The fund’s stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

The fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The fund looks for companies that have good current or prospective earnings and strong management teams.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as value or dividend stocks. They may also include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as U.S. government securities. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

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It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few

20

securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives

21

position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Emerging Growth Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and

22

strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.35% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.63% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500™ Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 3.70%.

23

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small/Mid Cap Growth; Inv A
Return Before Taxes	3.93%	17.65%	4.29%	9.60%	10/04/93
Return After Taxes on Distributions	3.08%	17.33%	4.12%	7.79%
Return After Taxes on Distributions and Sale of Shares	3.25%	15.26%	3.65%	7.34%
Russell 2500™ Growth (Reflects no deduction for fees, expenses or taxes)	8.18%	21.95%	2.77%	7.37%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Distribution (12b-1) fees	.25%
Other expenses[1]	.83%
Service fees	.25%
Other	.58%
Total annual fund operating expenses	1.83%
Fee waivers and expense reimbursements[2]	.20%
Net expenses[2]	1.63%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The R class is newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.63% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$166	$556

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA, Managing Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund’s day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager SSRM. Previously, she had been an Equity Research Associate and an Analyst.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.35% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.63% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Small/Mid-Cap Growth Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1],3	Year Ended 9/30/01[1,3]
Net asset value at beginning of period	$14.48	$11.96	$11.63	$8.73	$9.27	$16.08

Income from investment operations
Net investment loss	(0.07)[4]	(0.13)[4]	(0.14)	(0.11)	(0.09)	(0.08)
Net gain (loss) on investments (both realized and unrealized)	1.96	2.65	0.47	3.01	(0.45)	(4.45)

Total from investment operations	1.89	2.52	0.33	2.90	(0.54)	(4.53)

Less distributions
Distributions from capital gains	(0.64)	– –	– –	– –	– –	(2.28)

Total distributions	(0.64)	– –	– –	– –	– –	(2.28)

Net asset value at end of period	$15.73	$14.48	$11.96	$11.63	$8.73	$9.27

Total return[5]	13.45%[6,7]	21.07%[6]	2.84%	33.22%	(5.93)%	(30.22)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$235,169	$215,622	$268,065	$117,571	$41,474	$39,522
Ratios of expenses to average net assets
Expense ratio	1.35%[8]	1.37%[9]	1.39%	1.40%	1.40%	1.40%
Expense ratio after expense reductions	1.65%[8]	1.64%	1.56%	1.78%	1.98%	2.07%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.99)%[8]	(0.87)%	(1.09)%	(1.10)%	(0.90)%	(0.69)%
Before advisory/administration and other fee waivers	(1.29)%[8]	(1.14)%	(1.26)%	(1.48)%	(1.48)%	(1.36)%
Portfolio turnover rate	31%	122%	208%	167%	168%	282%

[1]	Per-share figures have been calculated using the average shares method.
[2]	During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net unrealized gain per share and total return.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Not Annualized.
[8]	Annualized.
[9]	For the period October 1, 2004, through January 31, 2005, the expense ratio reflects the expenses of the State Street Research Emerging Growth Fund prior to its reorganization with the Small Mid-Cap Growth Portfolio on January 31, 2005. The expense ratio for the period October 1, 2004 through January 31, 2005 was 1.41%. The expense ratio of the Portfolio for the period February 1, 2005, through September 30, 2005, was 1.35%.

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About Your Investment

Buying Shares

R Shares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund’s transfer agent, whose job it is to keep track of shareholder records.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does

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not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth

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and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of any fund at any time.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of .25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in R Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate

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affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers’ accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See “Market Timing and Redemption Fees” below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the funds’ custodian is also

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open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its

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shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be

34

subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

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The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, 529 plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds’ adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc.

For its investment advisory services, BlackRock is entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Mid-Cap Growth Equity	.76%
Aurora	.82%
Small/Mid-Cap Growth Equity	.74%

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The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets), are as follows:

Total Annual Advisory Fee for the Mid-Cap Growth Equity Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.800%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.650%
more than $3 billion	.625%

Total Annual Advisory Fee for the Aurora Portfolio

(Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.850%
$1 billion-$2 billion	.800%
$2 billion-$3 billion	.750%
more than $3 billion	.700%

Total Annual Advisory Fee for the Small/Mid-Cap Growth Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.750%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.675%
more than $3 billion	.650%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and

38

requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within ten days after the end of each quarter. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However,

39

individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a holder of R Shares, you have the right to exchange R Shares from one BlackRock fund to R Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open

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to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more from one BlackRock fund into another. R Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request.

The Fund may suspend or terminate your exchange privilege at any time, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption Fees” above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA accounts they have under their Social Security number (therefore if you own a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate annual fee of $15, and a loan

41

application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Log into your account

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 2, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

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Portfolio Characteristics and Holdings

A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EQ-R 9/06

BLACKROCK FUNDSSM

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Virginia Municipal Money Market, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, International Opportunities, Asset Allocation (formerly, Balanced), U.S. Opportunities, Exchange, Small/Mid-Cap Growth, Aurora, Legacy, Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Low Duration Bond, Intermediate Government Bond, Total Return, Government Income, GNMA, Managed Income, International Bond, High Yield Bond, Intermediate Bond, Inflation Protected Bond, AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond, Kentucky Municipal Bond and Enhanced Income Portfolios, Total Return Portfolio II, Intermediate Bond Portfolio II and the Investment Trust (formerly, the Select Equity Portfolio) (collectively, the “Portfolios”) of BlackRock FundsSM (the “Fund”). The Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called “Money Market Portfolios,” the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called “Municipal Money Market Portfolios,” the New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called the “State-Specific Municipal Portfolios”, the Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, International Opportunities, Asset Allocation, U.S. Opportunities, Exchange, Small/Mid-Cap Growth, Aurora, Legacy, Health Sciences Opportunities, Global Resources, All-Cap Global Resources and Global Opportunities Portfolios and the Investment Trust are called “Equity Portfolios” and the Low Duration Bond, Intermediate Government Bond, Total Return, Government Income, GNMA, Managed Income, International Bond, High Yield Bond, Intermediate Bond, Inflation Protected Bond, AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond, Kentucky Municipal Bond and Enhanced Income Portfolios, Total Return Portfolio II and Intermediate Bond Portfolio II are called “Bond Portfolios.” The Equity Portfolios and the Bond Portfolios are also called “Non-Money Market Portfolios.” The AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond are called “Tax-Free Portfolios.” The Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios are called “State-Specific Tax-Free Portfolios.”

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund dated October 2, 2006, each as amended or supplemented from time to time (the “Prospectuses”). Terms used but not defined herein have the meanings given to them in the Prospectuses. Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762.

This Statement of Additional Information is dated October 2, 2006.

i

INVESTMENT POLICIES

The following supplements information contained in the Prospectuses concerning the Portfolios’ investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Portfolios. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

The Portfolios (other than the Tax-Free Portfolios and the Municipal Money Market Portfolios) that are subject to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), will not change their investment policies required by that Rule without giving shareholders 60 days prior written notice.

Additional Information on Investment Strategies

Equity Portfolios. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

From time to time each of the Equity Portfolios may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce, and have in fact produced, substantial gains for certain Portfolios. There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Equity Portfolios may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Global Science & Technology Opportunities Portfolio. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Global Science & Technology Opportunities Portfolio’s shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular sector. As such, the Portfolio is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

The Global Science & Technology Opportunities Portfolio’s concentration in the securities of science and technology related companies exposes it to the price movements of companies in those sectors more than a mutual fund that invests in many sectors. Because the Portfolio invests primarily in the science and technology sectors, there is the risk that the Portfolio will perform poorly during a downturn in one or both of those sectors. Funds that concentrate investments in a small number of sectors may be subject to rapidly changing asset inflows and outflows. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the Portfolio, in some cases, well above the level at which it was originally purchased.

Asset Allocation Portfolio. Fixed income securities purchased by the Asset Allocation Portfolio may include domestic, dollar-denominated non-U.S. and non-dollar denominated non-U.S. debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-related and asset-backed securities, guaranteed investment contracts (“GICs”), obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and state and local municipal obligations. These securities may be rated “Ba” or lower at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard & Poor’s Ratings Group (“S&P”) or another nationally recognized statistical rating organization (“NRSRO”). If unrated, the securities will be determined at the time of purchase to be of comparable quality by the Portfolio’s sub-adviser.

The Asset Allocation Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) and state and local government obligations. Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Dividends paid by the Asset Allocation Portfolio that are derived from interest on municipal obligations will be taxable to shareholders.

Health Sciences Opportunities Portfolio. A variety of important factors are influencing the health sciences and related industries in significant ways. The aging of the overall population, and a focus on good health and prevention of illness, as well as increased attention to the diagnosis of diseases and deficiencies, have generated growth in the health science field.

Technological advances in the development of drugs, medical devices and procedures and genetic engineering have similarly fostered growth in the health care area. The focus of consumers and regulators on health care costs, managed health care programs, health maintenance organizations and other service delivery arrangements have driven the industries further.

At the same time, these forces have heightened the difficulty of investing in health sciences companies. Shifts in consumer attitudes or regulatory policy, or new medical or technological developments, can have a substantial positive or negative effect on a company’s business. Changes in the financial infrastructure for health sciences may also affect the companies. For example, changes in Medicare/Medicaid and private insurance coverage, as well as the consolidation or break-up of individual companies themselves, influence the overall business prospects of the health sciences sector.

The Health Sciences Opportunities Portfolio’s concentration in the securities of health sciences and related companies exposes it to the price movements of these companies more than a mutual fund that invests in many sectors. Because the Portfolio invests primarily in health sciences and related industries, there is the risk that the Portfolio will perform poorly during a downturn in those industries. Funds that concentrate investments in a small number of industries may be subject to rapidly changing asset inflows and outflows. The volatile nature of the health sciences and related industries could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the Portfolio, in some cases, well above the level at which it was originally purchased.

Global Resources and All-Cap Global Resources Portfolios. Each Portfolio’s investments will be concentrated in energy and natural resources companies. Because each Portfolio is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy and natural resources industry would have a larger impact on the Portfolio than on an investment company that does not concentrate in such companies. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resource companies can be significantly affecting by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices and tax and government regulations. At times, the performance of securities of energy and natural resources companies will lag the performance of other industries or the broader market as a whole.

Other risks inherent in investing in energy and natural resources companies include:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk. Energy and natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy and natural resources companies.

Commodity Pricing Risk. The operations and financial performance of energy and natural resources companies may be directly affected by energy commodity prices, especially those energy and natural resources companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Bond Portfolios. Each Bond Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Tax-Free Portfolios will invest, during normal market conditions, at least 80% of their total assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of

Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax (“Municipal Obligations”) and is not an item of tax preference for purposes of the Federal alternative minimum tax. Each State-Specific Tax-Free Portfolio also intends to invest at least 80% of its total assets in Municipal Obligations the interest on which is exempt from the applicable state income tax (“State-Specific Obligations”).

Inflation Protected Bond Portfolio. The Inflation Protected Bond Portfolio will, and other Bond and Asset Allocation Portfolios may, invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Inflation Protected Bond Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Money Market Portfolios and Enhanced Income Portfolio.

The Money Market Portfolio and the Enhanced Income Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Portfolios may invest in:

(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks);

(b)	high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch Investors Service, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Portfolio’s sub-adviser;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments; and

(j)	municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The U.S. Treasury Money Market Portfolio pursues its objective by investing exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations.

The Municipal Money Market Portfolio pursues its objective by investing primarily in short-term Municipal Obligations.

The Municipal Money Market Portfolios seek to achieve their investment objectives by primarily investing in:

(a)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(b)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(c)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(d)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Portfolios’ sub-adviser under guidelines established by the Fund’s Board of Trustees; and

(e)	municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

All securities acquired by the Money Market Portfolios will be determined at the time of purchase by the Portfolios’ sub-adviser, under guidelines established by the Fund’s Board of Trustees, to present minimal credit risks and will be “Eligible Securities” as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated NRSROs) (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

Municipal Investments. The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body’s unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although “non appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. In addition, Municipal Obligations purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and non-U.S. banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Tax-Free Portfolio and affect its share prices.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Reverse Repurchase Agreements and Other Borrowings. Each Equity and Bond Portfolio is authorized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the 1940 Act. Certain Portfolios may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolios’ investment guidelines. The Bond Portfolios (except the Tax-Free Portfolios) and the Asset Allocation and Global Opportunities Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. A Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, each Bond Portfolio (except the Tax-Free Portfolios) and the Asset Allocation and Global Opportunities Portfolios may borrow up to an additional 5% of its total assets for temporary purposes. Whenever borrowings exceed 5% of a Portfolio’s total assets, the Equity Portfolios (other than the Asset Allocation and Global Opportunities Portfolios) will not make any investments.

The Money Market and U.S. Treasury Money Market Portfolios may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient).

To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Asset Allocation and Global Opportunities Portfolios and each Bond Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, the adviser or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Portfolio’s commitments and will subsequently monitor the account to ensure that its value is maintained. A Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Tender Option Bonds. Tender option bonds, also known as “put bonds” or “puttable securities”, generally are issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Portfolios, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes. Tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments. The Asset Allocation, Global Opportunities and Bond Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Tender option bonds are excluded from this 10% limitation. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Each Money Market Portfolio may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectuses. The Money Market Portfolios invest in variable or floating rate notes only when the adviser or sub-adviser deems the investment to involve minimal credit risk. In some cases, the Money Market Portfolios may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Money Market Portfolio may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate demand instruments held by a Money Market Portfolio may have maturities of more than 13 months provided: (i) the Portfolio is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to a 10% limitation on illiquid investments.

In determining a Portfolio’s average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Portfolio’s average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Variable and floating notes are not typically rated by credit rating agencies, but their issuers must satisfy the Portfolio’s quality and maturity requirements.

With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Bank Loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Each Bond Portfolio, the Asset Allocation and Global Opportunities Portfolios and, to the extent consistent with its primary investment strategies, the Money Market Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a non-U.S. sovereign entity and one or more financial institutions (“Lenders”). A Portfolio may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Portfolio considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s sub-adviser to be creditworthy. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Portfolios may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Portfolio would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser or sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Preferred Stock. In addition to the Equity Portfolios, the Bond Portfolios each may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. In addition to the Equity Portfolios, the Bond Portfolios each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. The High Yield Bond Portfolio will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

Pay-in-kind Bonds. The Bond and Equity Portfolios may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of each Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

To the extent consistent with their investment objectives, the Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or non-U.S. corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer. The Bond Portfolios and the Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

Interest Rate and Extension Risk. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk. Although the Bond Portfolios’ sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in the Prospectuses, there can be no assurance that it will be able to do so at all times.

Mortgage Related and Asset-Backed Securities. The Asset Allocation, Global Opportunities and Bond Portfolios (except the Tax-Free Portfolios) may make significant investments, and the other Equity Portfolios may from time to time invest, in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers. The Money Market Portfolios, to the extent consistent with their investment objectives, may invest in these instruments to a lesser extent.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. See “-Interest Rate and Extension Risk” above.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

The relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely.

A Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Portfolio.

The GNMA Portfolio will invest primarily in GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The GNMA Portfolio may acquire several types of mortgage-related securities. Ginnie Maes are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.

To maintain greater flexibility, the GNMA Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures, including volatility and illiquidity.

Each Money Market Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

U.S. Government Obligations. The Asset Allocation, Global Opportunities and Bond Portfolios (and, to the extent consistent with their investment objectives, the other Equity and Money Market Portfolios) may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Portfolios may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

Supranational Organization Obligations. The Portfolios may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.

Lease Obligations. The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The adviser or sub-adviser will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the adviser or sub-adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

The Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a “nonappropriation” lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Portfolio’s operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of an NRSRO. The Non-Money Market Portfolios, except the High Yield Bond Portfolio, may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by a Portfolio’s adviser or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively. The High Yield Bond Portfolio may purchase commercial paper of any rating. These ratings symbols are described in Appendix A.

Commercial paper purchasable by each Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements. Each Equity and Bond Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

Each Money Market Portfolio may enter into repurchase agreements. The securities held subject to a repurchase agreement by a Money Market Portfolio may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months.

Each Equity, Bond and Money Market Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolios may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser or sub-adviser. A Portfolio’s adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest and any accrued premium). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Certain of the Money Market Portfolios may enter into repurchase agreements in which the collateral may include IO or PO securities related to CMOs issued by U.S. Government agencies and instrumentalities. IOs and POs are subject to the risks described in “Stripped and Zero Coupon Obligations” below and CMOs are subject to the risks described in “Mortgage Related and Asset-Backed Securities” above.

Investment Grade Debt Obligations. Each of the Money Market Portfolios and Enhanced Income Portfolio may invest in investment grade securities in the rating categories specified in the Prospectuses and above in “Money Market Portfolios.” The Non-Money Market Portfolios, except the Intermediate Government Bond, Government Income and GNMA Portfolios, may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio’s adviser or sub-adviser. The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Non-Investment Grade Securities. As described in the applicable Prospectuses, certain Bond and Equity Portfolios may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds. Because of this, the Portfolio’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s sub-adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

The Asset Allocation, Global Opportunities, Total Return, Intermediate Bond and Inflation Protected Bond Portfolios may invest in securities rated in the category “C” and above or determined by the sub-adviser to be of comparable quality. Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

The High Yield Bond and Global Opportunities Portfolios may invest in securities of any rating and the High Yield Bond Portfolio may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. Investments in distressed securities are speculative and involve significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Portfolio to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Portfolio seeks capital appreciation through investment in distressed securities, the Portfolio’s ability to achieve current income for its shareholders may be diminished. The Portfolio also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Portfolio may be restricted from disposing of such securities.

Mezzanine Investments. Each of the Asset Allocation, Aurora, Global Resources, All-Cap Global Resources, Global Opportunities, Intermediate Bond, Inflation Protected Bond, Low Duration, Total Return and High Yield Bond Portfolios, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Collateralized Bond Obligations. The High Yield Bond Portfolio may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities. In addition, each Bond and Equity Portfolio may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Portfolio. The pool of securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

When-Issued Purchases and Forward Commitments. Each Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When a Portfolio agrees to purchase securities on this basis, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. It may be expected that the market value of a Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rights Offerings and Warrants to Purchase. Each Equity and Bond Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

Non-U.S. Investments. The Money Market Portfolio and the Non-Money Market Portfolios may invest in non-U.S. securities, including securities from issuers located in emerging market countries. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States. Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

A Portfolio’s investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance. These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

To maintain greater flexibility, a Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including volatility and illiquidity.

Non-U.S. investments of the Asset Allocation, Global Opportunities and Bond Portfolios (and, to the extent stated in its Prospectuses, the Money Market Portfolio) may include: (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities. The Global Opportunities Portfolio may invest up to 25% of its assets in debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Brady Bonds. A Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

ADRs, EDRs and GDRs. Each Equity and Bond Portfolio may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Options and Futures Contracts. To the extent consistent with its investment objective, each Equity and Bond Portfolio may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the Low Duration Bond, Total Return, Managed Income, International Bond, High Yield Bond, Enhanced Income, Intermediate Bond, Inflation Protected Bond, Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Global Science & Technology Opportunities, Asset Allocation and International Opportunities Portfolios and Total Return Portfolio II, cross-hedging. Each of the Low Duration Bond, Total Return, Managed Income, International Bond, High Yield Bond, Enhanced Income, Intermediate Bond,

Inflation Protected Bond, Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Global Science & Technology Opportunities, Asset Allocation and International Opportunities Portfolios and Total Return Portfolio II may also purchase exchange-listed and over-the-counter put and call options on non-U.S. currencies, and the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Total Return and International Bond Portfolios may write covered call options on up to 100% of the currencies in its portfolio. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities, or, in the case of the Low Duration Bond, Total Return, Managed Income, International Bond, High Yield Bond, Enhanced Income, Intermediate Bond, Inflation Protected Bond, Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Global Science & Technology Opportunities, Asset Allocation and International Opportunities Portfolios and Total Return Portfolio II, non-U.S. currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its total assets at the time of purchase, and will not write options on more than 25% of the value of its total assets (measured at the time an option is written). There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s or sub-adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;

trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, each Equity and Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or non-U.S. exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of futures contracts and the value of a Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets.

To maintain greater flexibility, each of the Bond Portfolios may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio’s position in a futures contract or related option, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Portfolios have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Interest Rate Transactions, Currency Swaps and Swaptions. In addition to the Equity Portfolios, the Bond Portfolios may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”). The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. They may also be used for speculation to increase returns.

In order to protect against currency fluctuations, the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Global Science & Technology Opportunities, International Opportunities, Asset Allocation, Low Duration Bond, Total Return, Managed Income, International Bond, High Yield Bond, Enhanced Income, Intermediate Bond and Inflation Protected Bond Portfolios and Total Return Portfolio II may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolios and another party to make or receive payments in specified currencies.

The Bond and Asset Allocation and Global Opportunities Portfolios may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

The Bond and Asset Allocation Portfolios may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits a Portfolio to lock in a specified municipal interest rate for a portion of its portfolio, to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Portfolios will ordinarily use these transactions as a hedge or for duration or risk management although they are permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between a Portfolio and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Portfolio buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Portfolios. A Portfolio will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions.

Whether the Portfolios’ use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit Default Swaps. To the extent consistent with their investment strategies, the Bond and Asset Allocation and Global Opportunities Portfolios may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Non-U.S. Currency Transactions. Each of the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Global Science & Technology Opportunities, Asset Allocation, International Opportunities, Low Duration Bond, Total Return, Managed Income, International Bond, High Yield Bond, Enhanced Income, Intermediate Bond and Inflation Protected Bond Portfolios and Total Return Portfolio II may engage in non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates. Those Portfolios may engage in non-U.S. currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging). The Portfolios may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency, and may also enter into contracts to purchase or sell non-U.S. currencies at a future date (“forward contracts”).

Forward non-U.S. currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward non-U.S. currency exchange contracts to hedge against movements in the value of non-U.S. currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio generally may enter into forward non-U.S. currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward non-U.S. currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the non-U.S. currency relative to the U.S. dollar or other non-U.S. currency.

Second, when a Portfolio’s adviser or sub-adviser anticipates that a particular non-U.S. currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of non-U.S. currency approximating the value of some or all of the Portfolio’s securities denominated in such non-U.S. currency. With respect to any forward non-U.S. currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular non-U.S. currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward non-U.S. currency exchange contracts and conversions of non-U.S. currencies and U.S. dollars.

A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

Liquid assets equal to the amount of the Portfolio’s assets that could be required to consummate forward contracts will be segregated on the books and records of the adviser or sub-adviser to the extent required by SEC guidelines. For the purpose of determining the adequacy of the securities so segregated, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be added.

Stand-by Commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio’s option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed  1/2 of 1% of the value of such Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Each Tax-Free and Municipal Money Market Portfolio and the Total Return, Intermediate Bond and Inflation Protected Bond Portfolios may acquire stand-by commitments with respect to Municipal Obligations held by it. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates.

Tax-Exempt Derivatives. The Municipal Money Market Portfolios and the Tax-Free Portfolios (collectively, the “Money and Non-Money Market Municipal Portfolios”) and the Asset Allocation, Global Opportunities, Total Return, Intermediate Bond and Inflation Protected Bond Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio shall comply with the requirements of N.J.S.A. 54A:6-14.1. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund’s participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The Money and Non-Money Market Municipal Portfolios and the Intermediate Bond and Inflation Protected Bond Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio shall comply with the requirements of N.J.S.A. 54A:6-14.1. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares. The Tax-Free Portfolios and the Asset Allocation, Global Opportunities, Total Return, Intermediate Bond and Inflation Protected Bond Portfolios may invest in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Tax-Free Portfolios will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Securities Lending. A Portfolio may seek additional income by lending securities on a short-term basis. Voting rights may pass with the lending of securities. The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

PFPC Trust Company acts as the lending agent for the Portfolios and is paid a fee for the provision of these services. The lending agent has hired BlackRock Capital Management, Inc. (“BCM”), a wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent may invest such collateral in short-term investments, including the Institutional Money Market Trust (“IMMT”), a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. BCM serves as investment adviser to IMMT, but receives no fees from IMMT for these services. Administrative and accounting services are provided by PFPC Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC, Inc. is paid a fee from IMMT at an annual rate not to exceed 0.10% of IMMT’s average daily net assets.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

Investment Companies. In connection with the management of their daily cash positions, the Equity Portfolios and the Total Return, Enhanced Income, Intermediate Bond and Inflation Protected Bond Portfolios may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolios may also invest in securities issued by other investment companies with similar investment objectives, including investing in Exchange Traded Funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. The Bond Portfolios may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and set forth below. These may include ETFs. The Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, International Opportunities, Asset Allocation and Total Return Portfolios may purchase shares of investment companies investing primarily in non-U.S. securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

The Money Market Portfolios may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Each Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

Stripped and Zero Coupon Obligations. To the extent consistent with their investment objectives, the Bond and Equity Portfolios may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. The International Bond Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only), while the other class receives all of the principal (“PO” or principal-only). However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Bond and Equity Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “Taxes.”

Funding Agreements. The Bond and Equity Portfolios and the Money Market Portfolio may invest in GICs and similar funding agreements. In connection with these investments, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Short Sales. The Portfolios may only make short sales of securities “against-the-box.” A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale “against-the-box,” at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against-the-box,” a Portfolio forgoes an opportunity for capital appreciation in the security.

Liquidity Management. Each Money Market Portfolio and the Enhanced Income Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios’ sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of a Portfolio’s assets will be held uninvested. Uninvested cash reserves may not earn income.

As a temporary defensive measure if its adviser or sub-adviser determines that market conditions warrant, each Equity Portfolio may invest without limitation in high quality money market instruments. The Equity Portfolios may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. The Asset Allocation Portfolio may also invest in these securities in furtherance of its investment objective. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Illiquid Securities. No Equity or Bond Portfolio will invest more than 15% and no Money Market Portfolio will invest more than 10% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each Equity, Bond and Money Market Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees. A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

REITs. In pursuing its investment strategy, an Equity Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares. Generally, dividends received by a Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially Mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in Mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than large capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Master Limited Partnerships. The Equity Portfolios may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Equity Portfolios intend to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Equity Portfolios intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Portfolio Turnover Rates. A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

This information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Special Considerations Regarding Investment in Ohio State-Specific Obligations. The Ohio Municipal Money Market and Ohio Municipal Bond Portfolios (the “Ohio Portfolios”) will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). Each of the Ohio Portfolios is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of July 24, 2006, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

While diversifying more into the service and other non manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State’s area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%) and in 2005 (5.9% vs. 5.1%). In June 2006, the State unemployment rate was higher than the national rate (5.3% vs. 4.6%). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The State has well established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
1994-95	$1,312,234,000	$928,019,000	$70,000,000
1996-97	1,367,750,000	834,933,000	149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000

(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.
(b)	Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The appropriations acts for the 2006-07 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales and use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (“ITRF”).

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first fiscal year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning and $46,374,000 to the BSF.

2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first fiscal year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from fiscal year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations and elementary and secondary education.

In March 2001, new lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for fiscal year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended fiscal year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout fiscal years 2002-03, primarily as a result of continuing weak economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002 and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections:

•	Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

•	An additional $10,000,000 transfer from the BSF to an emergency purposes fund.

•	Transfer to the GRF in fiscal year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections, particularly personal income and sales and use taxes, OBM then projected GRF revenue shortfalls of $709,000,000 for fiscal year 2002 and $763,000,000 for fiscal year 2003. Executive and legislative actions taken to address those shortfalls included:

•	Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

•	December 2001 legislation, the more significant aspects of which included:

•	Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $607,000,000).

•	Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal years 2002 and 2003, intended to be replenished from settlement receipts in fiscal years 2013-14.

•	Authorizing Ohio’s participation in a multi-state lottery game, estimated to generate approximately $40,000,000 annually beginning in fiscal year 2003.

Continuing weak economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These additional GRF estimated shortfalls were approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken for fiscal year 2002 to ensure a positive GRF fund balance for fiscal year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for among other things:

•	Authorization of additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in fiscal years 2002 and 2003, and of $50,800,000 of unclaimed funds.

•	$50,000,000 reduction in the fiscal year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

•	Increased cigarette tax by 31¢ per pack (to a total 55¢ a pack), estimated by OBM to produce approximately $283,000,000 in fiscal year 2003.

•	Transfers to the GRF of $345,000,000 from tobacco settlement moneys received in fiscal years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities, with moneys for that purpose replaced by $345,000,000 in additionally authorized general obligation bonds.

•	Extension of the State income tax to Ohio-based trusts and exemption of certain Ohio business taxes from recent federal tax law economic stimulus changes by “decoupling” certain State statutes from federal tax law changes affecting business equipment depreciation schedules. The combination produced approximately $283,000,000 in fiscal year 2003.

Fiscal year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The fiscal year 2002 ending BSF balance was $427,904,000, with that entire balance appropriated for GRF use if needed in fiscal year 2003.

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for fiscal year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected prior budget balancing discussions between the Governor and General Assembly and reflected annual cutbacks ranging generally from 7.5% to 15%. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional GRF shortfall of $720,000,000 for fiscal year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the fiscal year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed for the General Assembly’s enactment by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for fiscal year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM:

•	A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

•	Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

•	A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

•	An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

•	A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements of the Governor’s proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine. To offset the General Assembly’s enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised fiscal year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional fiscal year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in fiscal year 2004 and limited one-time increases in fiscal year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in fiscal year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year.

•	Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to an ongoing legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

•	Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

•	Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (“UDITPA”) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in fiscal years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for fiscal years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for fiscal year 2004 and by $372,700,000 (1.48%) for fiscal year 2005, the Governor ordered fiscal year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional fiscal year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for fiscal year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended fiscal year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in fiscal year 2005. With GRF revenue receipts modestly outperforming estimates for much of the fiscal year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final fiscal year 2005 GRF revenue came in $67,400,000 above that revised estimate. With fiscal year 2005 spending close to original estimates, the State made the following fiscal year-end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended fiscal year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

Current Biennium. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflect and are supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•	Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•	Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that is being phased in over the 2006 through 2010 tax years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. (The inclusion of wholesale and retail food sales for off-premise consumption, projected to produce approximately $140,000,000 annually once the CAT is fully-phased in, is subject to a legal challenge).

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

OBM continually monitors and analyzes revenues and expenditures and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

The State ended fiscal year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GFR fund balance, the State carried forward $631,933,000 to cover the variance of fiscal year 2007 GFR appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of fiscal year 2007 GFR revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,010,689,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006).

Litigation is pending in the Cuyahoga County Court of Appeals relating to the transfer to the GRF and use in fiscal year 2002 for general State purposes of $60,000,000 in earned federal reimbursement on Title XX (Social Services Block Grant) expenditures. Plaintiff Cuyahoga County filed an action contesting this transfer and use of those monies for general State purposes, and the trial court ordered the State to return the monies to its Department of Job and Family Services. The State appealed the trial court’s decision and order. In June 2005, the Court of Appeals upheld the trial court’s decision. The State has appealed the Court of Appeals decision to the Ohio Supreme Court and that appeal is currently pending.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the

State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $74,675,023 in fiscal year 2007. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

State agencies also have participated in equipment building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (“COPs”) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments. The maximum annual payment under those agreements, primarily made from GRF appropriations, is $11,718,700 in Fiscal Year 2017. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time. The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment, the State has issued $100,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $39,573,576 in fiscal year 2008.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those fiscal years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two fiscal years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for fiscal year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor’s spending reduction order for fiscal year 1993.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•	1994-95 – $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium’s two fiscal years.

•	1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•	1998-99 – $11.6 billion (18.3% over the previous biennium).

•	2000-01 – $13.3 billion (15% over the previous biennium).

•	2002-03–$15.2 billion (17% over the previous biennium before the expenditure reductions).

•	2004-05–$15.7 billion (3.3% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2006-07 biennium are $16.3 billion (3.8% over the previous biennium), representing an increase of 2.0% in fiscal year 2006 over 2005 and 1.4% in fiscal year 2007 over 2006.

Those total State 2006-07 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (“LPEF”). The amount of lottery profits transferred to the LPEF totaled $671,352,000 in fiscal year 2003, $648,106,000 in fiscal year 2004, $645,137,000 in fiscal year 2005 and $646,276,000 in fiscal year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund). Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in fiscal year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during fiscal year 1999, with another six districts receiving a total of approximately $8,657,000 in fiscal year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In fiscal year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In fiscal year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In fiscal year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in difficult financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently eight school districts in fiscal emergency status and eighteen in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Fourteen municipalities and two townships are in “fiscal emergency” status and six municipalities in preliminary “fiscal watch” status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Special Considerations Regarding Investment in Pennsylvania State-Specific Obligations. The concentration of investments in Pennsylvania State-Specific Obligations by the Pennsylvania Municipal Money Market Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania, as described in the Official Statement, dated May 23, 2006, relating to the Commonwealth of Pennsylvania General Obligation Bonds, First Series of 2006.

The following financial information is based on the Commonwealth’s budgetary basis financial data.

Total fiscal year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,405.6 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources were $24,053.9 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, was $429.2 million, an increase of $162.5 million from the fiscal year 2004 preliminary ending balance. Following the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund ($64.4 million) the fiscal year 2005 final unappropriated surplus balance was $364.8 million as of June 30, 2005.

The fiscal year 2005 budget was based initially on an estimated 4.5 percent increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8 percent over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. Total fiscal year 2005 Commonwealth revenues net of reserves for tax refunds, exceeded $24,308.5 million, a 6.5 percent increase over fiscal year 2004 receipts. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, rose $1,666.4 million or 7.6 percent over fiscal year 2004 actual receipts. An estimated two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes. Total revenues to the Commonwealth exceeded the budget estimate by $442.0 million or 1.9 percent. Personal income tax receipts grew by $1,013 million or 13.1 percent over fiscal year 2004 revenues. Revisions to the personal income tax rate in December 2003 contributed to the large year-over-year increase in these receipts. During fiscal year 2005, corporate tax receipts grew $285.1 million or 10.7 percent, which generally reflected improvements in the overall state and national economy. Sales and use tax revenues to the Commonwealth grew $271.4 million or 3.5 percent over fiscal year 2004 receipts. Receipts of Commonwealth non-tax revenues continued to exceed the estimate as total revenue from this source exceeded $596.0 million. Earnings from investments and revisions to the Commonwealth’s escheat program continued to provide revenues well in excess of the estimate for fiscal year 2005. Various revisions to the Commonwealth’s escheat program were enacted as part of the fiscal year 2003 and 2004 budgets. These revisions to the escheat program have produced substantial non-recurring revenues during each of the two most recent fiscal years. Additionally, significant non-recurring capital gains earnings on the investment of available General Fund cash balances and increased contributions from the Commonwealth’s liquor store profits contributed to enhanced non-tax revenues during the prior two fiscal years. Reserves for tax refunds in fiscal year 2005 were $1,000.0 million, a decrease of $14.7 million or 1.4 percent from fiscal year 2004 levels.

Fiscal year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22,956.8 million, an increase of 5.6 percent from fiscal year 2004 appropriations. A total of $148.1 million in appropriations were lapsed in fiscal year 2005 and the fiscal year 2005 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2004. Intergovernmental transfers replaced $697.9 million of General Fund medical assistance costs in fiscal year 2005, compared to $738.7 million in fiscal year 2004. In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining federal fiscal relief, was appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The ending unappropriated balance was $364.8 million for fiscal year 2005.

General obligation debt of the Commonwealth outstanding as of June 30, 2005 totaled approximately $6.75 billion.

Pennsylvania has historically been dependent on heavy industry, although the past thirty years have witnessed declines in the coal, steel and railroad industries. Recent sources of economic growth in Pennsylvania have led to diversification of the Commonwealth’s economy. Relative growth has been experienced in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth’s economic structure, with nearly one-third of the Commonwealth’s total land area devoted to cropland, pasture and farm woodlands.

The population of Pennsylvania experienced a slight increase in the period 1996 through 2005. Persons 65 or older comprise 15.3% of Pennsylvania’s population, compared with 12.3% of the United States population. The Commonwealth is highly urbanized, with 79% of the Commonwealth’s 2005 mid-year population estimate residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise almost 44% of the Commonwealth’s total population.

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth’s operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax, the corporate net income tax and the capital stock and franchise tax. Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation.

The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth.

The Commonwealth maintains two contributory benefit pension plans. The State Employees’ Retirement System (“SERS”) covers all state employees and employees of certain state-related organizations. The Public School Employees’ Retirement System (“PSERS”) covers all public school employees. Membership in the applicable retirement system is generally mandatory for the covered employees. Employers and employees contribute jointly to these retirement programs. Annual actuarial valuations are required by state law. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of the respective plan as determined by its actuary. The unfunded actuarial accrued liability measures the present value of benefits estimated to be due in the future for current employees based on assumptions relating to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits based on assumptions of normal cost, supplemental annuity amortization, and employer and member contributions. At the close of fiscal year 2001, the unfunded actuarial accrued liability was ($3,846) million for SERS and ($6,913) for PSERS. At the close of fiscal year 2004, the unfunded actuarial accrued liability for SERS was $1,099 million and for PSERS was $5,028 million.

Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion; (b) two corporations have challenged different aspects of the Pennsylvania capital stock/franchise tax; and (c) dozens of cases have been brought challenging the Department of Revenue’s assessment of insurance companies to provide funds due to Pennsylvania residents insured from other, insolvent, insurance companies or companies in default, some of which are being held pending litigation at the administrative boards.

The City of Philadelphia (“Philadelphia”) experienced severe financial difficulties during the early 1990’s which impaired its access to public credit markets. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992. Legislation was enacted in 1991 to create an Intergovernmental Cooperation Authority (the “Authority”) to provide deficit reduction financing and fiscal oversight for Philadelphia. In order for the Authority to issue bonds on behalf of Philadelphia, Philadelphia and the Authority entered into an intergovernmental cooperation agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of Philadelphia. Philadelphia currently is operating under a five year plan approved by the Authority on July 21, 2005. The fund balance of Philadelphia’s General Fund as of June 30, 2005, was approximately $96.2 million.

The Authority’s power to issue further bonds to finance capital projects or deficit expired on December 31, 1994, and its power to issue debt to finance a cash flow deficit expired December 31, 1995. Its ability to refund outstanding bonds is unrestricted. The Authority had $723.6 million in special tax revenue bonds outstanding as of June 30, 2005.

As of May 23, 2006, Moody’s rated the long-term general obligation bonds of the Commonwealth “Aa2,” Standard & Poor’s rated such bonds “AA” and Fitch rated such bonds “AA.” There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

Special Considerations Regarding Investment in North Carolina State-Specific Obligations. The concentration of investments in North Carolina State-Specific Obligations by the North Carolina Municipal Money Market Portfolio (the “Fund”) raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina (the “State”) and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Fund and its portfolio securities. This section briefly describes current economic trends in the State, and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the debt offerings of State issuers and other sources that are generally available to investors. No independent verification has been made of the following information.

The State has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

On September 21, 2001, the State General Assembly adopted a $14.5 billion budget for fiscal year 2001-02. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-02 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001 and over $350 million less than projected for the fiscal year 2001-02 budget. Overall, tax collections declined 6% from the previous fiscal year while the fiscal year 2001-02 budget had projected a 4% revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001, terrorist attacks.

In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the previously established Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-02.

As of the close of the 2001-02 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-02, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-03, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students also saw a tuition increase.

The conservative revenue growth projections used for the fiscal year 2002-03 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-03 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies. Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments. The second flexible grant payment of $136.9 million was received in October 2003.

On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-04. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-03. Additionally, the fiscal year 2003-04 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-04 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

In December 2003, the Governor called a Special Session of the General Assembly at which the General Assembly appropriated $24 million for economic development. The General Assembly also appropriated $20 million for the One North Carolina Fund, $4.1 million to the community college system for new and expanding industry training, and $20 million to the North Carolina Rural Economic Development Center.

The State ended fiscal year 2003-04 with an over-collection of revenues of $242.4 million, which was 1.7% of the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use tax. In addition, unexpended appropriation or reversions of $159 million were realized, and the State received $136.9 million in federal fiscal relief in October 2003. As of June 30, 2004, the General Fund reported a total fund balance of $708.5 million, with reserves of over $419 million and an unreserved fund balance of $289.4 million.

On July 18, 2004, the General Assembly adopted a $15.9 billion budget for fiscal year 2004-05. State workers received their first pay raises in three years – the greater of $1,000 or 2.5% of their current salaries. Teachers got an average raise of 2.5%. State university faculty also received an average 2.5% raise, while community college faculty got a 4.5% raise. Retired State employees got a 1.7% cost of living adjustment. The budget provided public schools with over $50 million to hire up to 1,100 new teachers to reduce third-grade class sizes, $7.5 million to improve test scores in the State’s poorest school districts, and $9.1 million to add 2,000 students to the State’s More at Four pre-kindergarten program. Another $4 million was provided to hire 80 school nurses. $6.6 million was budgeted to provide health insurance for children of the working poor, $4 million was provided to hire 75 to 100 additional child abuse care workers, and $3 million was used to increase the foster care and adoption assistance reimbursements by $25 per child per month. Twenty-four independent, nonprofit community healthcare centers serving poor patients received $5 million, while $2 million was distributed among 100 shelters for domestic violence victims. $2.7 million was used to add over 1,400 prison beds at correctional facilities throughout the State. Another $8.6 million was used for economic development to fund the State Biotechnology Center in the Research Triangle Park, the Global TransPark in Kinston, and a Motorsports Testing and Research Center Complex near Charlotte. Another $30 million was allocated to a fund for underground storage tank cleanup.

The General Assembly also approved the issuance of $468 million in special indebtedness over two years to fund a cancer hospital, a cardiovascular center, a health promotion center, a genetics data center, and a pharmacy school at several State universities. The funds will also be used to pay for several other projects at State universities and to preserve land for State parks and to protect land near military bases from encroachment. The funds will also be used to build new juvenile detention facilities. No more than $310 million of this special indebtedness may be issued during the 2004-05 fiscal year. The fiscal impact of the $468 million of special indebtedness on the General Fund is expected to be zero because of the annual transfer of revenue from other sources to the General Fund in an amount to cover the estimated debt service. The debt service for the State universities projects and the juvenile detention facilities will be reimbursed from the special revenue funds known as the Health and Wellness Trust Fund and the Tobacco Trust Fund. The debt service for the State parks projects is fully funded by the streams of revenue available to the special revenue funds known as the Parks and Recreation Trust Fund, the Natural Heritage Trust Fund, and the Clean Water Management Trust Fund. The special indebtedness is non-voted debt that is generally secured only by an interest in State property being acquired or improved (e.g., certificates of participation and lease-purchase revenue bonds). With this type of debt, there is no pledge of the State’s faith, credit, or taxing power to secure the debt, which is why voter approval is not required. If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt. Failure to repay the debt would have negative consequences for the State’s credit rating. Article 9 of Chapter 142 of the State’s General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.

In November 2004, the Governor announced that Dell, Inc. would build a computer manufacturing facility in the State. Dell, a leading manufacturer and distributor of personal computers and related products, has now built and operates a state-of-the-art, 400,000 square-foot manufacturing and distribution facility in the Piedmont Triad region. Dell currently has two other U.S. factories in Nashville, Tennessee and Austin, Texas. The North Carolina General Assembly convened a one-day special session on November 4, 2004 and approved an economic incentive for computer manufacturing companies that, in the case of Dell, will provide up to $225 million in tax credits over the next fifteen years. For each year in which Dell meets the required performance targets, the State will provide a grant equal to 75 percent of the State personal income withholding taxes derived from the creation of new jobs.

As of the close of the 2004-2005 fiscal year, the General Fund reported a total fund balance of $1.15 billion, with reserves of over $670 million and an unreserved fund balance of $478.5 million. The General Fund experienced higher than expected growth in tax revenue due to the improving economy and more than $250 million in one-time collection from a Voluntary Compliance Program undertaken by the State Department of Revenue.

On August 11, 2005, the General Assembly adopted a $17.2 billion budget for fiscal year 2005-2006. State workers received pay raises equaling the greater of $850 or 2% of their current salaries and one extra week of vacation. Teachers got an average raise of 2.24%. State community college faculty and professional staff got a 4.5% raise. Retired State employees received a 2% cost of living adjustment. The budget provided $9.48 billion for education, which is a 2.73% or $250 million increase over the previous year’s education budget. The budget funds education at the State’s K-12 schools, community colleges, and universities, including additional funding to cover the more than 35,000 new students enrolled in State public schools this year. The budget dedicated close to $80 million to address the on-going Leandro school funding lawsuit by providing additional funding to low wealth schools districts, disadvantaged students, high school reforms, school-based family support teams, and teacher recruitment. The budget provides $100 million for ABC bonuses for teachers and fully funds teacher assistant positions. More than $3.2 million is provided to expand Governor Mike Easley’s “Learn and Earn” program, which allows students the opportunity to graduate with a high school diploma and a college degree after just five years of study. The budget makes numerous investments in job creation efforts and provides funding for programs to attract new jobs to the State, including $4.5 million in additional funds for the Job Development Investment Grant program, $6 million for the One North Carolina Fund, and $20 million for the North Carolina Rural Center, which has helped create thousands of new jobs in rural communities and update water systems. The budget also included $9 million for the Wilmington and Morehead City ports, $1 million in new funds for community college Small Business Centers, and $2.65 million for customized industry training, which will help employees and companies remain competitive in an ever-changing economy.

On August 30, 2005, North Carolina became the last state on the east coast to approve a lottery. The net proceeds of the lottery will be used to further the goal of providing enhanced educational opportunities, to support public school construction, and to fund college and university scholarships. The lottery legislation directs that 50% of the net proceeds be dedicated to pre-kindergarten and class-size reduction programs that have been implemented over the last five years. Previously, such programs were funded by the General Fund. The remaining net proceeds will be distributed to the Public School Building Capital Fund (40%) and the State Education Assistance Authority (10%). Lottery ticket sales began in March 2006.

The State ended fiscal year 2005-06 with an over-collection of revenues of almost $1.1 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets. A budget surplus of $678.3 million is projected, with an ending General Fund balance expected to exceed $2 billion.

On July 6, 2006, the General Assembly adopted a $18.9 billion budget for fiscal year 2006-07, which was signed by Governor Easley on July 11, 2006. The budget cuts some taxes, spends more on education, and sets aside money for future crises. Tax changes include capping the gas tax at current levels, reducing the State sales tax rate from 4.5% to 4.25% effective December, 1, 2006, and reducing the top income tax rate from 8.25% to 8.0% effective January 1, 2007. In addition, a $195.2 million reduction in the transfer from the Highway Trust Fun to the General Fund is provided for fiscal year 2006-07. This would repay the $125 million one-time transfer from the Highway Trust Fund to the General Fund during the budget crisis in prior years, as well as the $80 million inflationary increase adopted in fiscal year 2002-03. The budget includes an average 8% pay increase for public school teachers in order to surpass the national average by fiscal year 2008-09. Additional funds are provided to expand the Disadvantaged School Supplemental Fund ($27.5 million), to provide additional supplements to small and low wealth counties ($41.9 million), and to expand middle and high school reform programs in order to improve graduation rates. The budget provides increased access to higher education opportunities at the community college and university systems. Monies are included for need-based financial aid, scholarships for nurses, professional training to recruit and retain quality teachers and principals, and several biotech and economic development initiatives. In addition to the General Fund appropriation increases, the State’s new Education Lottery will provide proceeds for reduced class sizes, additional academic pre-K slots, school construction, and college scholarships for needy students. Community college faculty and professional staff will receive a 6% salary increase and a 2% one-time bonus. University faculty and professional staff will receive a 6% salary increase, and all other state employees will receive a 5.5% salary increase. The budget also includes a 3.0% adjustment for retirees and makes a $30 million payment to the retirement system for the employer contribution that was not funded in fiscal year 2000-01.

The fiscal year 2006-07 budget solidifies the State as a leader in recruiting new business and growing existing businesses. It includes $15 million for the One NC Fund which has resulted in the creation of 18,875 jobs and $2.4 billion in investment throughout the State. The adjustments also provide support for new and emerging companies through investments in the Small Business Innovation Research matching grant program ($5 million). The budget includes human services increases for child care subsidies ($27.5 million), community capacity enhancement ($16 million), and fund for the Mental Health Trust Fund ($14.4 million) to assist with mental health reform programs. Additional funds are included for early intervention services ($7.1 million), adoption and foster care assistance ($10.2 million), and child welfare services. The budget includes monies to enhance well water safety programs and to protect drinking water supplies. Funds are provided for land conservation, forest development, and habitat protection programs. It also includes funds for disease surveillance and detection programs to ensure a safe food supply. The budget makes investments in improving the court system. Funds are included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates. It also includes funds to improve emergency planning, response and recovery capabilities. The budget includes funding for priority health, public safety, education and economic development projects outlined in the State’s Capital Improvement Plan. Projects include constructing a new public health lab and emergency operations center, expanding facilities at the UNC-Wilmington School of Nursing, UNC-Charlotte, and the N.C. State University Engineering Complex, adding two skilled care nursing homes for the State’s veterans, and expanding the State’s Museum of Art. Finally, $222 million from the fiscal year 2005-06 credit balance has been earmarked for the Repairs and Renovations Reserve Account. The amended budget provides for a credit of $324 million to the Savings Reserve Account (Rainy Day Fund), thereby increasing the balance to $637 million. This amount brings the Savings Reserve Account balance to almost four percent of the 2005-2006 fiscal year operating budget. The budget also directs $222 million to the Repair and Renovation Reserve and sets aside $20 million to the Disaster Relief Reserve for future disaster related expenditures.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2002 was negative $349 million; as of June 30, 2003 it was negative $167 million; as of June 30, 2004 it was negative $196.3 million, and as of June 30, 2005 it was negative $78.8 million.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State, along with forty-five other states, signed the Master Settlement Agreement (“MSA”) with the nation’s largest tobacco companies to settle existing and potential claims of the states for damages arising from the use of the companies’ tobacco products. Under the MSA, the tobacco companies are required to adhere to a variety of marketing, advertising, lobbying, and youth access restrictions, support smoking cessation and prevention programs, and provide payments to the states in perpetuity. The amount that the State will actually receive from this settlement remains uncertain, but projections are that the state will receive approximately $4.6 billion through the year 2025. In the early years of the MSA, participating states received initial payments that were distinct from annual payments. The initial payments were made for five years: 1998 and 2000 through 2003. The annual payments began in 2000 and will continue indefinitely. However, these payments are subject to a number of adjustments including an inflation adjustment and a volume adjustment. Some adjustments (e.g., inflation) should result in an increase in the payments while others (e.g., domestic cigarette sales volume) may decrease the payments. Also, future payments may be impacted by continuing and potential litigation against the tobacco industry and changes in the financial condition of the tobacco companies. In 1999, the General Assembly approved legislation implementing the terms of the MSA in the State. The Golden LEAF, Inc., a nonprofit foundation, was created to distribute half of the settlement funds received by the State. The legislation directed that these funds be used for the purposes of providing economic impact assistance to economically affected or tobacco-dependent regions of the State. However, the foundation’s share of the payments may be diverted by the General Assembly prior to the funds being received by the State Specific Account. The foundation is reported as a discretely presented component unit. In 2000, the State enacted legislation establishing the Health and Wellness Trust Fund and the Tobacco Trust Fund and created commissions charged with managing these funds. Each fund will receive a quarter of the tobacco settlement payments. The purpose of the Health and Wellness Trust Fund is to finance programs and initiatives to improve the health and wellness of the people of North Carolina. An eighteen-member Health and Wellness Trust Fund Commission will administer this fund. The primary purpose of the Tobacco Trust Fund is to compensate the tobacco-related segment of the State’s economy for the economic hardship it is expected to experience as a result of the MSA. An eighteen-member Tobacco Trust Fund Commission will administer this fund.

The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,986,200 jobs as of July 2006. The largest segment of jobs was approximately 1,291,600 in various service categories, followed by 733,200 in trade, transportation, and utilities, 684,900 in government, and 558,400 in manufacturing. Based on July 2006 data from the United States Bureau of Labor Statistics, the State ranked eleventh among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, eighth in government employment, and ninth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1990 to 2005 grew from $17,295 to $30,336. Over a similar period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,441,436 to 4,362,082, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As reported by the North Carolina Employment Security Commission, the State’s seasonally-adjusted unemployment rate in July 2006 was 4.8% of the labor force, which is identical to the nationwide unemployment rate for the same period.

Agriculture is another basic element of the State’s economy. In calendar year 2004, the State’s agricultural industry contributed over $68 billion to the State’s economy, and accounted for 20.3% of the State’s income. Gross agricultural income was in excess of $8.2 billion in 2004, placing the State eighth in the nation in gross agricultural income and seventh in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 34% of gross agricultural income in 2004, followed by the pork industry at approximately 25%, nursery and greenhouse products at approximately 10%, and the tobacco industry at approximately 8%. According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes, second in hog production, turkeys, and Christmas tree production, and third in poultry and egg products, trout, and cucumbers for pickles.

A significant military presence in the State contributes further to the diversity of the State’s economic base. Over 6% of the State’s 2004 Gross State Product (total goods and services), or $18.1 billion, is attributed to the military sector in the State. The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station and Seymour Johnson Air Force Base. The State has created a task force, headed by the Lieutenant Governor, to assist the federal Base Realignment and Closure Commission (the “BRAC Commission”) in reviewing proposed realignments and closures of federal military bases. The BRAC Commission completed its review and submitted its recommendations to the President on September 8, 2005, which became law on November 9, 2005. The BRAC Commission recommended the closure of two reserve military centers and the realignment of six other military bases in the State. The impact on area employment for the State was minimal.

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1. Hoke County, et al. v. State of North Carolina, et al. (formerly Leandro, et al. v. State of North Carolina and State Board of Education) – Funding of Public Education. In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students intervened and alleged claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied. On appeal the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the fall of 1999. In rulings issued in the fall of 2000 and spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the State Constitution. The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court’s directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. – Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.

In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the State Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.

The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal. On appeal, the State Court of Appeals rendered a decision in September 2003 mostly favorable to the State. Further appeal was made to the State Supreme Court, which on July 1, 2005 affirmed in part and reversed in part the decision of the State Court of Appeals and concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The trial court will soon schedule hearings to determine the amount owed retroactively to January 1, 1996. Based upon information supplied by the defendant State agencies, the amount owed could be as much as $770 million.

3. Southeast Compact Commission – Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16,

2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss. On November 17, 2003, the motion to dismiss was denied, and the United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The Special Master heard oral arguments on dispositive motions filed by both sides on September 3, 2004. The State Attorney General’s office believes that sound legal arguments support the State’s position on this matter.

4. Philip Morris USA Inc. v. Tolson – Refund of Corporate Income Tax. On June 13, 2000, Philip Morris filed an action for a refund of approximately $30 million in corporate income taxes paid for 1989 through 1991. An order of the Augmented Tax Review Board in the 1970’s allowed it to apportion its income under a modified formula, which included a more favorable property factor. When the law changed in 1989 to move to double weighting of the sales factor, Philip Morris incorporated this change into its formula. The Board’s order did not permit double weighting. Philip Morris argued that the principle of in pari materia required incorporation of the amendment, and that failure to allow double weighting violated the equal protection and separation of powers clauses. The Wake County Superior Court ruled that Philip Morris was required to use the formula approved by the Board without double weighting the sales factor unless the statutory formula (without the modified property factor) produced a more favorable result. Philip Morris appealed this ruling to the State Court of Appeals, which issued a unanimous opinion affirming the decision of the trial court on March 7, 2006. Philip Morris has filed a notice of appeal and a petition for discretionary review with the State Supreme Court.

5. State Employees Association of North Carolina v. State of North Carolina; Stone v. State of North Carolina – Diversion of Employer’s Retirement System Contribution. On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the State retirement system. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001, for lack of standing, among other things. Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing. On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the Court of Appeals for further consideration. The Court of Appeals remanded the case to the trial court without opinion and without considering any remaining issues. It is currently pending in the trial court, but nothing of any significance has happened since remand.

In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the retirement system has been certified, and the case is proceeding through class notification and toward trial. The parties are waiting for a ruling on cross-motions for summary judgment.

6. Goldston, et al. v. State of North Carolina – Diversion of Highway Trust Funds. On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund. The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues, and Plaintiffs appealed. In a unanimous decision filed September 20, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs filed a petition for discretionary review with the State Supreme Court, which agreed on March 3, 2006 to review a portion of the decision of the State Court of Appeals.

7. Diana Coley, et al. v. State of North Carolina, et al. (formerly Edward N. Rodman, et al. v. State of North Carolina, et al.) – Retroactive Income Tax Rates. On April 25, 2003, Plaintiffs filed suit against the State and the Secretary of Revenue challenging the constitutionality of retroactively applying the 2001 increase in the highest rate of North Carolina’s state income tax to the entire 2001 tax year. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a retroactive mid-year tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. On June 30,

2004, the trial court granted summary judgment in favor of the State on all issues. Plaintiffs appealed, and on October 4, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs further appealed to the State Supreme Court, which affirmed on June 30, 2006 the decisions of the lower courts.

8. DirecTV, Inc. and EchoStar Satellite Corp. v. State of North Carolina, et al. – Refund of Sales Tax. On September 30, 2003, DirecTV and Echostar filed an action for a $32 million refund of State sales tax paid. The State General Assembly recently enacted a provision to impose the sales tax on satellite TV service providers. Plaintiffs claim this tax, which is not imposed on cable television providers, is unconstitutional in that it violates the Commerce Clause (because it is discriminatory and not fairly related to benefits provided by the State), the equal protection clause and North Carolina’s uniformity of taxation constitutional requirement. It is the State’s position that although cable providers are not subject to this tax, they are subject to city and county franchise taxes. The tax on satellite companies was enacted to equalize the tax burden on these various forms of entertainment. The case has been designated as exceptional under the State’s Rules of Civil Procedure. The parties’ cross-motions for summary judgment were argued in May 2005, and on June 3, 2005, the trial court granted summary judgment in favor of the State. Plaintiffs appealed to the State Court of Appeals, which on August 1, 2006 unanimously affirmed the trial court’s decision.

9. Lessie J. Dunn, et al. v. State of North Carolina, et al. – Tax on Non-State Municipal Bonds. On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina State and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The trial court granted class certification on June 14, 2005. The State appealed to the State Court of Appeals as to the composition of the class, and oral arguments were heard in April 2006.

10. State of North Carolina v. Philip Morris, Inc., et al. – Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that: (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003. If the State is unable ultimately to prevail in the diligent enforcement litigation, the State may be unable to recover a portion of 2006’s MSA payment.

The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. The remaining $300 million of the authorized highway bonds were issued by the State in September 2004.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities bonds ($5 million) and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. In March 2004, the State issued an additional $36 million of the authorized natural gas facilities bonds. The remaining total of $16 million of the authorized natural gas facilities bonds were issued by the State in January 2005.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In May 2002, the State issued an additional $300 million of the authorized higher education bonds.

In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and 564.9 million of the higher education bonds. In March 2004, the State issued approximately $707.9 million of additional consolidated public improvement bonds. This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds. An additional $15.255 million of the clean water bonds was issued separately by the State in March 2004. In January 2005, the State issued $705.5 million of additional consolidated public improvement bonds, consisting of a total of $41 million of the clean water bonds and $664.5 million of the higher education bonds. In March 2006, the State issued an additional $70 million of the authorized clean water bonds, and in June 2006, the State issued an additional $300 million of the authorized higher education bonds. A total of approximately $99.3 million of the authorized clean water bonds remains unissued, and a total of approximately $403.5 million of the authorized higher education bonds remains unissued.

In addition, the State refinanced over $1.7 billion of its existing debt in the years 2002 through June 2005 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments.

Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, businesses and farms. 47 of the State’s 100 counties were declared disaster areas. The State Department of Agriculture reported that damage to crops, livestock, and farm structures in the State exceeded $152 million. Damage to timber in the State was estimated at $565 million, with more than 833,000 acres sustaining some level of damage. By the end of December 2003, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits had been approved. The federal government covered 75% of the costs; the State paid the other 25%.

The State suffered the effects of six tropical weather systems in 2004. In August, Hurricanes Alex, Bonnie and Charley caused flooding and widespread power outages in eastern North Carolina. In September, Hurricanes Frances, Ivan, and Jeanne devastated central and western North Carolina with torrential rainfall that spawned flash flooding and numerous debris flows, including mudslides and rock falls. Only Hurricanes Frances and Ivan have met the criteria necessary to achieve a Federal Disaster Declaration, while Hurricanes Alex, Bonnie, Charley and Jeanne met the criteria necessary for a State Disaster Declaration. These storms caused over $230 million in damages that are eligible for state and federal governmental assistance. The State’s share is approximately $90 million. In order to match federal funds available to the State for federal disaster recovery services, the Governor ordered State agencies to revert 0.75% of their 2004-05 budgets to provide $120 million for storm relief.

Currently, Standard & Poor’s and Fitch both rate the State’s general obligation bonds as AAA. On August 19, 2002, Moody’s downgraded the State’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited the State’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade. This represents the first time since 1960 that the State has had less than a AAA rating on its general obligation bonds. In September 2004, Moody’s revised the State’s outlook from stable to positive and noted the following:

“This rating reflects the State’s slowly stabilizing economy, its improving tax revenues, its conservative debt policy, and its effective financial management. While general fund balances remain negative, flexible cash reserves outside the general fund are ample, and pension funding is exceptionally strong. Moody’s expects that the state will continue to take actions to restore structural balance and rebuild reserves.”

Special Considerations Regarding Investment in Virginia State-Specific Obligations. The Virginia State-Specific Money Market Portfolio will invest primarily in Virginia State-Specific Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation’s largest concentration of military installations, the federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii. As a result of the 2005 Defense Base Realignment and Closure Commission (“BRAC”) final recommendations, released on September 8, 2005, more than 100,000 defense-related jobs will be moved in, out, or between installations in Virginia. Four regional working groups of federal, state, local and community leaders have been appointed to address the transition to the new deployment plan recommended by the BRAC Commission.

According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty-one states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages. Virginia is also one of the least unionized among the industrialized states. While overall employment has shown growth over the last five years, years 2001-03 saw little or no job growth, at 0.0%, -0.6% and 0.2% respectively. However, in fiscal year 2004, Virginia’s nonagricultural employment level was 3,584,300, a 2.4% increase over fiscal year 2003 and more than two times the 1.1% June 2004 national annual rate of job creation. This renewed job growth was aided by strong growth in the sectors of technology, business and professional services, defense contracting, construction and tourism.

Virginia’s state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. Virginia law provides that up to 15% of a general fund appropriation to an agency may be withheld if required. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10% of Virginia’s average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

General Fund revenues are principally comprised of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, state sales and use, corporate income, deeds, contracts, wills and suits and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, for example in fiscal years 1995, 2001, 2002 and 2003, and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999, 2000 2004 and 2005. In fiscal year 2005, the General Fund revenues and other sources exceeded expenditures and other uses by $755.8 million, resulting in a 36.1% increase in the General Fund balance over fiscal year 2004. Overall revenue increased by 17.4% compared to a 9.6% increase in fiscal year 2004. Overall expenditures rose by a rate of 14.1% in fiscal year 2005, compared to a 0.4% increase in fiscal year 2004.

In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia’s full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies; subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year and such debt shall mature within 12 months from the date such debt is incurred.

Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects for executive branch agencies and institutions of higher learning (so-called “double-barrel” debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, the Innovative Technology Authority, the Virginia Biotechnology Research Park Authority and several other long-term capital leases or notes have been supported in large part by General Fund appropriations.

The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.

Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt but the General Assembly is not legally required to make any appropriation for such purpose. To date, none of these authorities has advised Virginia that any such deficiencies exist.

As of June 30, 2005, local government in Virginia was comprised of 95 counties, 39 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

On December 17, 2004, Governor Warner presented his proposed amendments to the 2004 Appropriation Act (House Bill 1500/Senate Bill 700) (the “2005 Budget Bill”) which impacts spending in the current biennium and the one for the period July 1, 2005 to June 30, 2006. The Governor’s objectives in the bill were to maintain the Commonwealth’s financial stability for the long term, continue efforts to reform the tax code, meet the Commonwealth’s ongoing commitment to fund core services, make focused investments that will pay measurable returns in the future and provide a major cash infusion for transportation and use innovative approaches to address Virginia’s transportation issues.

Fiscal year 2004 ended with a substantial surplus, most of which was committed and not available for on-going programs. The total available general fund balance remaining at the end of FY 2004 was $769.5 million. Taking into account the balance anticipated under the 2004 Appropriation Act of $273.9 million, $495.6 million dollars in net revenue is available for current expenditure. The budget committed a total of $460.1 million primarily for capital and operating expense reappropriations, natural disaster costs, deposits to the water quality improvement fund, return of accelerated sales taxes, and transfer of lottery proceeds to local schools.

In order to achieve the Governor’s goal for financial stability, the 2005 Budget Bill added amounts to the Revenue Stabilization Fund to meet the constitutionally required deposit of $268.9 million in FY 2006 and provided for a supplemental deposit of $134.5 million in FY 2005. These additional deposits will restore the balance of the Revenue Stabilization Fund to more than $800 million by the end of FY 2008.

To continue efforts to reform the tax code, the 2005 Budget Bill funded proposed legislation to implement the planned reduction in the sales tax on food on July 1, 2005, rather than having such deduction phased in over three years as provided for in current law. The impact of this policy change is $99.1 million in fiscal year 2006. The proposed budget would also further conform the Commonwealth’s tax code to federal tax law.

Efforts to fund core services included a net increase of $48.8 million in general fund dollars for the biennium for K-12 education, $54.8 million to provide a 3.0 percent salary increase for all public school employees and $12.9 million for additional student financial aid to keep college affordable for Virginians in light of recent tuition and fee increases. A budget amendment for $1.5 million would increase the number of forensic science staff to mitigate rising caseloads and backlogs in the analysis of controlled substances, DNA, and latent prints evidence. Included in this objective was also a three percent salary increase for all state employees.

The Governor’s focus on the future included amendment for K-12 and higher education, the Virginia Works program, an increase in judges for public safety and investments in technology.

The 2005 Budget Bill was considered by the 2005 General Assembly, which convened on January 12, 2005 and adjourned on February 27, 2005. The 2005 Budget Bill, as amended by the General Assembly, was submitted to the Governor for this approval. The Governor signed the amended bill and returned it to the General Assembly with thirty item vetoes for action at its one-day reconvened session held April 6, 2005. The General Assembly upheld all but two of the Governor’s item vetoes. The 2005 Budget Bill became law on May 4, 2005, as Chapter 951 of the 2005 Virginia Acts of Assembly (the “2005 Appropriation Act”).

On December 16, 2005, Governor Warner presented to the General Assembly amendments to the 2005 Appropriation Act affecting the remainder of the 2004-2006 biennium (House Bill 29/Senate Bill 29). The proposed amendments included $1,699.4 million in general fund resources above those assumed in the 2005 Appropriation Act. These resources included (i) a $1,214.3 million revision to the general fund forecast, (ii) a fiscal year 2005 unreserved balance of $570.0 million, and (iii) reductions in balances and transfers totaling $84.9 million. The proposed amendments also included net increased spending of $461.3 million. Major changes to general fund spending in the proposed amendments included $402.2 million in fiscal year 2006 for deposit to the Revenue Stabilization Fund to meet the Constitutional deposit needed due to fiscal year 2005 surplus general fund revenues and $56.6 million to be deposited to the Water Quality Improvement Fund. The proposed amendments would leave $1,242.4 million to be carried forward into the next biennium as a beginning balance.

On January 24, 2006, Governor Kaine submitted executive amendments to HB 29/SB 29, the budget submitted by his predecessor for the remainder of the 2004-2006 biennium. Net general fund revenue changes in Governor Kaine’s executive amendments included an additional $46.5 million. Additional general fund spending items totaled $3.3 million. Fiscal year 2006 general fund savings recommended in Governor Kaine’s proposed amendments totaled $8.0 million.

On December 16, 2005, Governor Warner presented the Budget Bill (the “2006 Budget Bill”) for the 2006-2008 biennium, which begins July 1, 2006. The Governor’s objectives with the bill were to continue Virginia’s financial stability for the long term, make targeted one-time investments that would provide future benefits without committing the Commonwealth to long-term funding obligations, and to maintain core services in K-12 education, capital outlay and maintenance, and public employee compensation. The 2006 Budget Bill included $34,374.6 million from the general fund in base spending, and total general fund resources of $34,419.2 million. Recommendations for new spending totaled $5,947.0 million, including $930.3 million for capital outlay funding. General fund budget savings of $57.3 million were also recommended. The 2006 Budget Bill included approximately $1,501.8 million in one-time general fund spending, including the $930.3 million for capital outlay, $339.0 million for transportation initiatives and $232.5 million for water quality improvements.

New spending items in the 2006 Budget Bill representing major investments in Virginia’s future included $305.1 million to support enrollment growth, base adequacy and research facilities at institutions of higher education; $232.5 million for a one-time additional investment in water quality programs; $624.5 million for transportation projects and programs; $107.1 million to invest in community-based mental health and mental retardation services; $11.0 million for the preservation of forestlands in Virginia through the purchase of almost 10,000 acres of forest property; $55.7 million to increase energy efficiency at state facilities throughout Virginia; $43.8 million as incentive payments to semiconductor manufacturers that have met employment and investment targets; and $4.2 million to stimulate economic development in rural areas by expanding access to broadband networks.

On January 24, 2006, Governor Kaine submitted executive amendments to the 2006 Budget Bill, which included $39.6 million to increase proposed K-12 instructional staff pay raises; $4.7 million to address cost overruns on the University of Virginia’s Medical Research Building; $4.0 million to address a revised cost estimate for Virginia Commonwealth University’s Medical Sciences Building II; and $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding. The proposed amendments totaled $7.6 million in general fund savings and $15.1 million in additional general fund revenue.

Moody’s has reaffirmed Virginia’s AAA bond rating for long-term general obligation bonds. Moody’s reaffirmation reverses an earlier decision to place Virginia on its Watchlist for a possible rating downgrade. Virginia’s outlook has also been upgraded from negative to stable.

Special Considerations Regarding Investment in New Jersey State-Specific Obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

New Jersey Economic Information and Trends. New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

New Jersey’s economy continued to expand steadily in 2005. New Jersey’s payroll employment grew at an average rate of 1.2% last year after growing at 0.5% in 2004. The generally improving labor market conditions have brought New Jersey’s jobless rate back to below 5.0% for the twenty-third time since June 2004, after briefly higher rates of 5.1% and 5.0% occurred in April 2006 and May 2006, respectively. New Jersey’s unemployment rate of 4.9% in June 2006 remained above the national unemployment rate, which remained unchanged at 4.6% in June 2006. New Jersey and the nation are expected to continue expanding at a steady pace through the rest of 2006 into 2007. New Jersey and the nation may experience further near-term slow growth, and the expected pace of economic expansion may stall if consumers, investors, and businesses become more concerned about energy prices and geopolitical tensions.

New Jersey’s Budget and Appropriation System - Current Operating Expenses.

The General Fund. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The New Jersey Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2003 was 373.0 million, for fiscal year 2004 was $376.5 million and for fiscal year 2005 was $461.7 million. For fiscal year 2006 and 2007, the balance in the undesignated General Fund is estimated to be $1.025.0 and $765.0 million, respectively. The fund balances are available for appropriation in succeeding fiscal years. It should be noted that  1/2 of the one cent increase in the Sales Tax is anticipated to be reserved for fiscal year 2007 in the estimated amount of $600 million, pending the results of a special legislative session called to begin on July 28, 2006 to address property tax reform. A proposed amendment to the New Jersey Constitution is pending in the New Jersey Legislature which would dedicate this money to tax reform.

Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. It is anticipated that New Jersey will continue this program for fiscal year 2007. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

New Jersey Capital Project Financings.

General Obligation Bonds. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2006 was $3,086,304,803. The appropriation for the debt service obligation on outstanding projected indebtedness is $427.8 million for fiscal year 2007.

Pay-As-You-Go. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2006, the amount appropriated for this purpose is $1,238.8 million.

Other Long Term Debt Obligations of New Jersey.

“Moral Obligation” Bonds. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet the payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as “moral obligation” bonds. Those New Jersey authorities and instrumentalities that issue bonds that constitute a “moral obligation” of New Jersey include: (i) New Jersey Housing and Mortgage Finance Agency; (ii) South Jersey Port Corporation; and (iii) New Jersey Higher Education Student Assistance Authority. There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible New Jersey entities.

As of June 30, 2006, outstanding “moral obligation” bonded indebtedness issued by New Jersey entities total $1,527,046,503 and fiscal years 2007 debt service subject to “moral obligation” is $79,017,354.

Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the “Agreements” and each an “Agreement”) with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey’s obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below (“swap agreements”) entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and the swap counterparty is required to pay the issuer a variable rate in accordance with the swap agreement. If the swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer’s related obligation, the issuer must pay such deficiency. New Jersey’s obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

New Jersey Economic Development Authority. The New Jersey Economic Development Authority (“NJEDA”) issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey, subject to appropriation by the New Jersey Legislature); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey’s retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the “Abbott” districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey’s share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Motor Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA) and (vii) pursuant to the Cigarette Tax Securitization Act of 2004, the NJEDA is authorized to issue bonds payable, and secured by, a portion, $0.0325 per cigarette, of the cigarette tax imposed pursuant to N.J.S.A. 54:40A-1 et seq.

New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey’s public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey’s institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the “NJTTFA”) for the purpose of funding a portion of New Jersey’s share of the cost of improvements to its transportation system. The principal amount of the NJTTFA’s bonds, notes or other obligations which may be issued in any fiscal year commencing with the fiscal year commencing July 1, 2006 and ending with the fiscal year beginning July 1, 2010, generally may not exceed $1,600,000,000 in any fiscal year, as such amount shall be reduced in each of those fiscal years by the amount by which the appropriation of New Jersey funds to the Transportation Trust Fund Account for that fiscal year shall exceed $895,000,000; provided, however, that if a portion of that permitted amount of debt, less any reduction as provided above, is not incurred in a fiscal year, an amount not greater than the unused portion may be incurred in a subsequent fiscal year in addition to the amount otherwise permitted. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

New Jersey Building Authority. The New Jersey Building Authority (“NJBA”) issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the “NJSEA”) to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

Garden State Preservation Trust. In July 1999, New Jersey established the Garden State Preservation Trust (“GSPT”) for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1.15 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

New Jersey Health Care Facilities Financing Authority. Pursuant to Legislation, the New Jersey Health Care Facilities Financing Authority is authorized to acquire, construct and lease a project to the New Jersey Department of Human Services (“DHS”) and to issue bonds to finance each project, the debt service on which shall be paid by DHS, subject to appropriations by the New Jersey Legislature.

Each of the NJEDA, the NJBA, the NJSEA and the NJTTFA have entered into a number of swap agreements with respect to certain bond issues. In each case, the outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto.

New Jersey Certificates of Participation. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement, subject to appropriation by the New Jersey legislature.

New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

Department of Human Services Programs. The NJEDA issues revenue bonds from time to time on behalf of non-profit community services providers. The payment of debt service on these bonds as was as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between DHS and these providers, subject to appropriation by the New Jersey legislature.

Conduit Indebtedness of New Jersey Authorities and Instrumentalities. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

Counties and Municipalities.

Regulation of County and Municipal Finance. New Jersey’s county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the “Division”) in the New Jersey Department of Community Affairs.

The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the “Local Budget Law”) imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the “Director”). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the “Cap Law”) limits the year-to-year increase of the total appropriations of any local unit to either 2.5% or a cost-of-living adjustment determined annually by the Director, whichever is less. However, where the cost-of-living adjustment is less than 2.5%, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 3.5%. Regardless of the rate utilized, certain exceptions exist to the Cap Law’s limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year’s cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

Regulation of the Issuance of Bonds by Counties and Municipalities. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt (“statutory deduction”) from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

School Districts.

Regulation of School District Finance. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the “School Intervention Act”). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent.

New Jersey’s school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey’s supervision of school finance closely parallels that of local governments.

Regulation of the Issuance of Bonds by School Districts. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the “School Bond Law”), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see “Counties and Municipalities - Regulation of the Issuance of Bonds by Counties and Municipalities” herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district’s borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

School District Lease Purchase Financings. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district’s budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district’s spending limitation of the General Fund.

New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

Local Financing Authorities.

Regulation of Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

Regulation of the Issuance of Bonds by Local Financing Authorities. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

Pollution Control Bonds. In the 1970’s, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey’s system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of “qualified bonds.” Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner of Education of New Jersey, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These “qualified bonds” are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2006, the aggregate amount of school district and municipal qualified bonds outstanding is $217,074,850 and $1,213,790,650, respectively.

Litigation of the State of New Jersey.

General. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.

An independent study estimated an aggregate potential exposure of $139,214,000 for tort and medical malpractice claims pending as of December 31, 2005. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

Special Considerations Regarding Investment in Delaware State-Specific Obligations. The concentration of investments in Delaware State-Specific Obligations by the Delaware Municipal Bond Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the State of Delaware (“Delaware” or the “State”) and its political subdivisions, agencies, instrumentalities and authorities could adversely affect the value of the Delaware Municipal Bond Portfolio. This section briefly describes recent economic trends in Delaware. The information set forth in this section relates only to the State itself and not to the special purpose or local government units whose issues may also be held by the Delaware Municipal Bond Portfolio. The credits represented by such issuers may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made herein relating to such matters.

In recent years, Delaware’s economic performance has largely exceeded national trends. Delaware participated fully in the late 1990’s economic expansion and followed the nation, too, through the economic downturn that followed. Despite its ties to the national economy, throughout the recent business cycle, Delaware consistently posted lower unemployment rates that the United States. Delaware’s rate of employment growth has exceeded that of the United States for the past two years.

Since the adoption of the Financial Center Development Act in 19801, diversifying Delaware’s economy has consistently ranked among State policymakers’ highest priorities. Delaware has continually improved its business climate with prudent fiscal management, tax cuts and strategic investments in public education and infrastructure. Delaware’s business friendly legal system continues to attract incorporations and business formations in the form of limited liability companies and limited partnerships. Delaware continues to pursue high technology industries, including life sciences research and development, pharmaceuticals, agricultural biotechnology, human biotechnology and information technology. The State has made a significant investment to establish the Delaware Biotechnology Institute which is designed to expand the State’s scientific base and create opportunities for the development of new technologies in the emerging life sciences field.

Delaware experienced above-average population growth through the 1990s. Between 2004 and 2005, Delaware’s population increased 1.6% to 843,524 inhabitants, compared to 0.2% growth for the region and 0.9% growth for the nation. Net in-migration continues to account for a significant share of the growth.

Delaware’s total personal income grew 5.4% from calendar year 2004 to 2005 compared with 5.6% for both the mid-Atlantic region and nation. Per capita personal income of Delaware residents (the annual total personal income of State residents divided by the population) grew 3.7% from calendar year 2004 to 2005. State per capita personal income was 107% of U.S. per capita personal income in calendar year 2005.

The rate of non-agricultural job growth in Delaware slowed to 1.6% in 2005. This rate is about on par with the national rate of job growth. The growth in surrounding states accelerated in 2005, but still remains below Delaware’s growth. The State’s average unemployment rate for 2005 rose to 4.2% from 4.0% in 2004. The three surrounding states have an overall average unemployment rate of 4.6% in 2005, down from 5.0% in 2004 and 5.5% in 2003.

Over the past ten years, Delaware’s employment has continued to shift to a service orientation. Delaware’s largest employment sectors are within the various service industries. The largest major sector is professional and business services. This sector grew 4.8% in 2004 and 1.1 % in 2005. The education and health services sector gained the most jobs (1800), followed by the government sector (1600 jobs). The fastest growing sector on a percentage basis was construction, with 4.9% job growth.

The State’s general obligation debt outstanding was $1,045.2 million on May 31, 2006, with approximately 80% scheduled to mature within ten years. Delaware’s debt burden reflects the centralized role of the State government in financing capital projects typically funded at local government levels elsewhere, such as correctional facilities and schools. As of May 31, 2006, 38% of the State’s outstanding debt was issued on behalf of local school districts. This debt is fully supported by the property tax revenue of those districts.

There is no state constitutional debt limit applicable to Delaware. However, Delaware has enacted legislation adopting a three-part debt limit. First, authorizations of new tax-supported obligations of the State for a fiscal year are limited to 5% of budgetary general fund revenue as projected on June 30 for such fiscal year (the “5% rule”). Should revenue collections increase during the fiscal year, no additional authorizations are made. The June 2006 estimate of net general fund revenues for fiscal 2007 was $3,276.7 million; thus a total of $163.8 million of new tax-supported general obligation debt was permitted under the 5% rule and was authorized. Second, no tax-supported obligations of the State and no Transportation Trust Fund debt obligations of the Delaware Transportation Authority can be incurred if the aggregate maximum annual payments on all such obligations exceed 15% of the estimated aggregate budgetary General Fund revenue plus Transportation Trust Fund revenue for the fiscal year following the fiscal year in which the obligation is incurred. Third, no general obligation debt (with certain exclusions) can be incurred if the maximum annual debt service payable in any fiscal year on all such outstanding obligations will exceed the estimated cumulative cash balances (including all reserves) for the fiscal year following the fiscal year in which such obligation is incurred.

Delaware voluntarily retires its general obligation debt. Over the years, the State has appropriated surplus cash for “pay-as-you-go” financing. Revenue surpluses between fiscal years 1993 to 2001 allowed the State to appropriate cash on average at a rate of 52.6% of capital expenditures. With more modest revenue growth, the fiscal 2002 and 2003 pay-as-you-go financing levels were reduced. However, for fiscal years 2004, 2005 and 2006, the pay-as-you-go financing levels were $142 million, $236 million and $282 million, respectively. In the period 1995-2001, the State implemented a substantial debt reduction plan as extraordinary surplus permitted. Tighter revenues in fiscal years 2002, 2003 and 2004 precluded additional debt reduction efforts. Delaware has also undertaken a series of bond refundings which have lowered the overall debt service on its obligations. The State refunded $132.7 million of its general obligation bonds in August 2002 for a combined savings of over $6.4 million, and refunded $34.5 million of its general obligation bonds in April 2003 for a combined savings of $2.3 million. In fiscal year 2003, the State refunded over $167 million of its general obligation bonds for a combined savings of $8.7 million. In fiscal year 2004, savings of $2.9 million were realized after the State refunded $74.6 million of its general obligation bonds, and in fiscal year 2005, savings of $1,905,000 were realized after the State refunded $48.3 million of its general obligation bonds.

Delaware budgets and controls its financial activities on the cash basis of accounting for its fiscal year (July 1 to June 30). State law requires Delaware to record its financial transactions in either of two major categories—the budgetary General Fund or the budgetary Special Funds. The budgetary General Fund provides for the cost of the State’s general operations and is credited with all tax and other revenue of Delaware not dedicated to budgetary Special Funds. The budgetary Special Funds are designated for specific purposes, and the appropriate fund is credited with the tax or other revenue allocated to such fund and is charged with the related disbursements. Specific uses of the budgetary Special Funds include State parks operations and fees charged by the Public Service Commission and the Division of Professional Regulation. All disbursements from the budgetary General Fund and certain budgetary Special Funds must be authorized by appropriations of the Delaware General Assembly.

The Delaware Constitution limits annual appropriations by majority vote of both houses of the Delaware General Assembly to 98% of estimated budgetary General Fund revenue plus the unencumbered budgetary General Fund balance, if any, from the previous year. An appropriation exceeding this limit may be made in the event of a declared emergency, with the approval of a three-fifths vote of each house of the General Assembly, but no appropriation may be made exceeding 100% of estimated General Fund revenue plus the unencumbered General Fund balance from the previous fiscal year. In June 2005, the General Assembly authorized appropriations of 3,160.0 million for fiscal year 2006, within the projected 98% appropriation limit.

The State Constitution also provides for the deposit of the excess of any unencumbered budgetary General Funds at the end of the fiscal year into a reserve account commonly referred to as the “Rainy Day Fund” (the “Budget Reserve Account”), provided that the amount of the Budget Reserve Account does not exceed 5% of the estimated budgetary General Fund revenue used to determine the appropriation limit for that fiscal year. This Budget Reserve Account is designed to provide a cushion against unanticipated revenue shortfalls. Transfers of $161.1 million have been made to fully fund the Budget Reserve Account for fiscal year 2006. Money from the account can be accessed only with the approval of a three-fifths vote of each house of the General Assembly and only to fund an unanticipated budgetary General Fund deficit or to provide funds required as a result of the enactment of legislation causing a reduction in revenue. As of August 1, 2007, no funds had been withdrawn from the Budget Reserve Account since its inception in 1980.

A coalition of State Attorneys General negotiated an agreement settling various states’ lawsuits against tobacco manufacturers, seeking to recover state funds expended on health care for smokers, consumer fraud and other claims. The master settlement agreement entered into by the State and participating tobacco manufacturers in late 1988 is expected to result in significant payments to the State. The size of payments to Delaware is subject to a number of possible offsets and adjustments as outlined in the settlement agreement. The State created a special fund called the “Delaware Health Fund” into which it deposits proceeds received as a result of the settlement agreement. As of May 1, 2006, approximately $188 million has been received by the State from participating manufacturers. The General Assembly and the Governor of Delaware may authorize expenditure of these monies to expand access to health care and health insurance, make long-term investments in State-owned health care infrastructure, promote healthy lifestyles including tobacco, alcohol and drug prevention, and promote preventative health care. The State has elected not to securitize future tobacco settlement payments.

Net budgetary General Fund revenue for fiscal year 2005 was $2,877.6 million, a 5.2% increase over fiscal 2004. Based on June 2006 revenue forecasts, net budgetary General Fund revenue for fiscal year 2006 is projected to total $3,173.5 million, a 10.3% increase over fiscal year 2005.

The fiscal year 2006 budgetary General Fund operation budget for the State totaled $2,836 million, a 9.1% increase over fiscal year 2005. Grants-in-aid appropriations of $42.4 million and the budgetary General Fund contribution to the capital budget of $288.1 million together with supplemental appropriations of $35.0 million bring total appropriations to $3,201.5 million. This appropriations package is within the constitutionally-prescribed limit of 98% of revenues. The State’s fiscal year 2006 capital budget totals $834.9 million, consisting of $150.3 million allocated for general obligation capital projects, $393.1 million allocated for the capital program of the Department of Transportation funded through the Transportation Trust Fund and $281.6 million allocated for “pay-as-you-go” capital projects. Of the allocation of general obligation capital projects, $124.7 million is programmed for public school construction and renovation.

The largest source of Delaware revenue is personal income tax. Other significant sources of revenue include franchise taxes and business entity fees, business and occupational gross receipt taxes, corporate income taxes, bank franchise taxes, lottery revenue and abandoned property revenue. Delaware does not levy ad valorem taxes on real or person property and does not impose a general sales or use tax. In May 1980, the Delaware Constitution was amended to limit tax and license fee increases and the imposition of new taxes or fees. Any tax or license fee increase or new tax or license fee must be passed by a three-fifths vote of each house of the General Assembly, rather than by a simple majority vote, except for tax increases to meet debt service on outstanding obligations of the State for which insufficient revenue is available when such debt service is due. The amendment requires the State to appropriate, prior to each fiscal year, sums sufficient to meet debt service in the following fiscal year, a practice the State has always followed.

Delaware is a defendant in various suits involving contract/construction claims, tax refund claims, allegations of wrongful discharge and/or other employment-related claims, use of excessive force, civil rights violations, and automobile accident claims. Although Delaware believes it has valid defenses to these actions, Delaware has a potential aggregate exposure which could exceed $40.8 million.

Special Considerations Regarding Investment in Kentucky State-Specific Obligations. Kentucky (“Kentucky” or the “Commonwealth”) is a leader among the states in the production of tobacco. The tobacco industry has been under significant attack in recent years. In late 1998, the states, including Kentucky, certain commonwealths and territories of the United States, and the District of Columbia reached a Master Settlement Agreement with the major tobacco companies that will require payments from the tobacco companies worth approximately $250 billion over the next 25 years. The government subsidy to the tobacco growers has been eliminated and replaced with a payment by the cigarette manufacturers to the federal government over a ten-year period. Potential federal regulation of the tobacco industry, the Master Settlement Agreement with the states, and future litigation may adversely impact the tobacco industry, but the degree of the impact cannot be predicted with any certainty.

Kentucky is also a leader among the states in the production of coal. The coal severance tax is a significant revenue producer for the Commonwealth and its political subdivisions, and any substantial decrease in the production of coal or other minerals could result in revenue shortfalls.

The Commonwealth’s economy, once dominated by coal, horses, bourbon and tobacco, has become more diversified and now includes manufacturing of industrial machinery, automobiles and automobile parts, consumer appliances and non-durable goods such as apparel. Kentucky’s non-manufacturing industries have grown considerably in recent years, with strong gains in air transportation, healthcare and business services and retail trade. No single segment of the Commonwealth’s economy comprises as much as one-fourth of the overall state domestic product. The Kentucky economy is diversified to the extent that an economic decline in a single segment would not necessarily lead to the non-payment of debt service on Kentucky State-Specific Obligations. The Commonwealth’s parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism in the Commonwealth.

Kentucky’s employment composition has changed over the last decade and has converged closer to the national average. However, employment is still concentrated in manufacturing and construction. The goods-producing sector accounts for 20% of all jobs in Kentucky compared to the national average of 16%. In the last few years this has been to Kentucky’s disadvantage as manufacturing facilities have moved to low-cost centers abroad and the manufacturing facilities that remain have seen a surge in productivity.

The Kentucky economy has been expanding for three years in a row, but gains in both income and employment are substantially less than the national average. The root cause can be found in the substantial reliance on manufacturing jobs. Excess manufacturing capacity abroad and the resulting competitive pressures have kept employment and income in this sector from growing.

Employment data are commonly used to gauge the strength of the state’s economy, primarily because of its timely availability and its impact on consumer spending and confidence. For the fiscal year ended June 30, 2006, Kentucky’s personal income is estimated to have increased by 4.9% to $121.7 billion. Wages and salaries comprise about 53% of total income and were up about 4.4% for the year. Non-farm employment in Kentucky increased by 1.3% in fiscal year 2006, resulting in the addition of 24,400 jobs. Personal income is forecasted to increase up 5.6% in fiscal year 2007.

The overall outlook for the Kentucky economy is for continued growth with an increase in personal income. In the first three quarters of fiscal year 2007 personal income is expected to grow by an average 5.2% to $127.3 billion. Wage and salary income constitutes about 53% of personal income and is expected to increase by 4.5% over the same period. Employment growth is expected to be slightly constricted with a gain of 1.2% in non-farm employment compared to 1.4% in the same period a year ago.

The Commonwealth relies heavily upon sales and use taxes, individual and corporate income taxes, property taxes, insurance premium taxes, alcoholic beverage taxes, corporate license taxes, cigarette taxes, mineral severance taxes, motor fuel taxes, motor vehicle usage taxes and horse racing taxes for its revenue. The cities, counties and other local governments are generally limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue. Sales and use taxes and individual and corporate income taxes together account for approximately three-fourths of the Commonwealth’s General Fund revenue.

A major overhaul of the Kentucky business tax system was enacted by the 2005 Kentucky General Assembly, including the following changes pertinent to the Kentucky Municipal Bond Portfolio and its shareholders: (1) repeal of the Kentucky intangible personal property tax effective January 1, 2006; (2) repeal of the Kentucky corporation license tax effective for taxable years ending on or after December 31, 2005; and (3) imposition of the Kentucky corporation income tax on “pass-through” entities, including regulated investment companies such as BlackRock Funds, of which the Kentucky Municipal Bond Portfolio is a separate series, that are deemed to be doing business in Kentucky under applicable statutes and regulations, effective for taxable years beginning on or after January 1, 2005. The Kentucky Department of Revenue has issued a limited set of regulations construing the taxation of pass-through entities. None of these regulations address the application of the revised corporation income tax to a separate series of a regulated investment company, such as the Kentucky Municipal Bond Portfolio, and its shareholders, except to state that the gross income of a pass-through entity is to be computed in a manner identical to that required for federal income tax purposes.

The 2006 First Extraordinary Session of the Kentucky General Assembly revised the manner in which regulated investment companies, such as BlackRock Funds, of which the Kentucky Municipal Bond Portfolio is a separate series, that do business in Kentucky will be taxed by Kentucky. Effective for taxable years beginning on or after January 1, 2007, Kentucky will cease to levy an entity-level tax on the income of regulated investment companies. Instead, the individual shareholders of such entities will be liable for Kentucky income tax in their individual capacities only, based upon their respective distributive shares of the entity’s income.

Standard and Poor’s assigns an issuer credit rating of “AA-” with a stable outlook to Kentucky. Moody’s Investor Services assigns an issuer rating of “Aa2” with a stable outlook. Fitch Ratings does not have an issuer rating for the state, but it rates Kentucky’s appropriation and lease backed debt “AA-”.

The Kentucky Municipal Bond Portfolio invests primarily in Kentucky State-Specific Obligations. Such obligations generally include tax-exempt securities issued by the Commonwealth, its counties and cities and various other local authorities to finance long-term public purpose projects, such as schools, universities, government facilities, housing, transportation, utilities, hospitals and water and sewer facilities.

There are several general types of Kentucky State-Specific Obligations. General obligation debts are secured by the issuer’s pledge of its full faith, credit and/or taxing power, if any, for the payment of principal and interest. General obligation debts of the Commonwealth must be authorized by a two-thirds vote of the electorate of the Commonwealth. No general obligation indebtedness of the Commonwealth is presently outstanding.

Because of the limitations on incurring general obligation debt, the Commonwealth generally does not enter into a financial obligation of more than two years’ duration. Prior to 1996, no municipal issuer within the Commonwealth could enter into a financial obligation of more than one year’s duration. In 1996, the Kentucky Constitution was amended to permit local governments to issue general obligation indebtedness without voter approval, subject to prescribed limitations on the maximum amount of indebtedness based on the assessed value of taxable property within the jurisdiction and other limitations and conditions. Local governments (exclusive of school districts) are now active issuers of general obligation indebtedness.

Revenue obligations are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees and sports event gate receipts. Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project, there can be no assurance that economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of Kentucky State-Specific Obligations or the ability of the respective issuers to pay debt service.

Industrial building revenue obligations are issued by local governments, but are secured by revenue derived from some form of contractual arrangement with a non-government user. Some revenue obligations, including industrial building revenue obligations, are secured by a mortgage on the real property and security interest in the personal property financed from the proceeds of the obligations. Improvement assessment obligations are obligations secured by a special assessment (e.g., a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g., a sanitary sewer project). The assessments are similar to taxes and have a priority that is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in U.S. government securities and occasionally in bank certificates of deposit or similar instruments. Housing obligations, including bonds issued by the Kentucky Housing Corporation, are usually secured by mortgages pledged for the payment of the obligations. Local housing authorities sometimes issue obligations that are secured by mortgages and rentals from the operation of a housing project. Housing obligations may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

There are variations in the security of Kentucky State-Specific Obligations, both within a particular classification and between classifications, depending on numerous factors. For example, most local school construction is financed with obligations nominally issued by a city or county government or a local school district finance corporation that holds legal title to the school facility, subject to a year-to-year renewable lease arrangement with the local school district. There is no reported instance in which a Kentucky school bond has gone into default.

Similar arrangements are used to finance many city and county construction projects, but in these cases, the obligations are nominally issued in the name of a public corporation, that holds title to the project and leases the project back to the city or county on a year-to-year basis. In such situations, the rent that the nominal issuer receives from the actual user of the property financed by the obligations and a mortgage on the property is the only source of payment and security for the obligations.

Overview of the Commonwealth’s Debt Authorities. The Commonwealth’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt.

Appropriation supported debt carries the name of the Commonwealth and is either (i) a general obligation of the Commonwealth or (ii) a project revenue obligation of one of its debt-issuing agencies or entities created by the Kentucky General Assembly to finance various projects that are subject to state appropriation for all or a portion of the debt service on the obligations.

General obligation bonds pledge the full faith, credit and taxing power of the Commonwealth for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966, and the Commonwealth has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of the Commonwealth. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenues are not a direct obligation of the Commonwealth. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the project constitute the sole source of payment.

Non-appropriation or moral obligation debt carries the name of the Commonwealth for the benefit and convenience of other entities or agencies within the Commonwealth. The bonds are special obligations of the issuer, are secured by and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit of the Commonwealth. The General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service.

Default Record. Neither the Commonwealth nor any of its agencies have ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Debt Issuing Entities of the Commonwealth. The following entities are active issuers of debt in the Commonwealth: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky, Kentucky Housing Corporation, Kentucky Infrastructure Authority, Kentucky Higher Education Student Loan Corporation, School Facilities Construction Commission, Kentucky Economic Development Finance Authority, Kentucky Local Correctional Facilities Construction Authority and the State Universities (consisting of nine universities). The ratings on each issuer vary.

The Kentucky Housing Corporation and the Kentucky Higher Education Student Loan Corporation issue obligations to finance projects that are not repaid by governmental appropriations. The General Assembly has placed specific debt limitations on the principal debt outstanding of the Kentucky Housing Corporation ($2.5 billion), and the Kentucky Higher Education Student Loan Corporation ($5 billion). The following issuers cannot incur debt without prior approval of the projects and appropriation of debt service by the General Assembly: State Property and Buildings Commission, Turnpike Authority of Kentucky and the nine State Universities. The Kentucky Asset/Liability Commission may not incur debt without prior approval of the projects and appropriation of the debt service by the General Assembly, exclusive of cash flow borrowing within a fiscal year. The School Facilities Construction Commission cannot incur debt without appropriation of debt service by the General Assembly. The Kentucky Infrastructure Authority, in its revolving fund programs, cannot incur debt without appropriation of debt service. Without legislative approval, other programs of the Kentucky Infrastructure Authority are limited to $500,000,000 of debt outstanding. The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by court fees pledged to the payment of the debt service. No debt limitation is currently in effect for the Kentucky Economic Development Finance Authority, which acts as a conduit issuer of revenue bonds for the benefit of private businesses and nonprofit entities and for which the Commonwealth has no liability for the payment of the debt.

ADDITIONAL INVESTMENT LIMITATIONS

Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Money Market Portfolios:

1. Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

2. No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

3. Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the financial services industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of non-U.S. banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

4. Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

5. The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

AMT Paper is defined as Municipal Obligations the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax.

Non-Money Market Portfolios:

Each of the Non-Money Market Portfolios (other than the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Inflation Protected Bond, Ohio Municipal Bond, Delaware Tax Free Income and Kentucky Municipal Bond Portfolios) may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

Each of the Non-Money Market Portfolios may not:

2. Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) the Global Science & Technology Opportunities Portfolio may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in a single industry in the science and technology sectors as defined in its Prospectuses; (b) the Health Sciences Opportunities Portfolio will cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in health sciences or related industries as described in the Prospectuses; (c) the Global Resources and All-Cap Global Resources Portfolios will each cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in energy or natural resources industries as described in the Prospectuses; (d) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (e) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (f) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Each Non-Money Market Portfolio (other than the Managed Income, Intermediate Government Bond, Low Duration Bond, Government Income, International Bond, Total Return, High Yield Bond, Asset Allocation, Global Opportunities, GNMA, Enhanced Income, Intermediate Bond and Inflation Protected Bond Portfolios, Intermediate Bond Portfolio II and Total Return Portfolio II) may not:

3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

None of the Managed Income, Intermediate Government Bond, Low Duration Bond, Government Income, Total Return, International Bond, High Yield Bond, Asset Allocation, Global Opportunities, GNMA, Enhanced Income, Intermediate Bond and Inflation Protected Bond Portfolios, Intermediate Bond Portfolio II and Total Return Portfolio II may:

4. Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

All Portfolios:

No Portfolio may:

1.	Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2.	Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3.	Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

4.	Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and, in the case of the Exchange, Small/Mid-Cap Growth, Aurora, Legacy, Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, International Bond, Total Return, Intermediate Bond and Inflation Protected Bond Portfolios, currencies.

5.	Purchase securities of companies for the purpose of exercising control.

6.	Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

7.	Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

8.	Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

9.	Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

In addition, in compliance with Rule 35d-1 under the 1940 Act, each Municipal Money Market and Tax-Free Portfolio’s requirement that it invest at least 80% of its assets in certain Municipal Obligations, as described in each Portfolio’s Prospectuses, is a fundamental policy that may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a “demand feature” or “put” as permitted under SEC regulations for money market funds). Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

TRUSTEES AND OFFICERS

THE FUND

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

Interested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Richard S. Davis[3] BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 59	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000–2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000–2005); Senior Vice President, Metropolitan Life Insurance Company (1999–2000); Chairman, SSR Realty (2000–2004).	56 (includes 51 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink[4] BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 51	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange; and Trustee of the American Folk Art Museum.	56 (includes 51 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

[1]	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.
[2]	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
[3]	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.
[4]	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

Disinterested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 59	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997–2005).	56 (includes 51 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Peter S. Drotch c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (January-December 2004); Partner, PricewaterhouseCoopers LLP (accounting firm) (1964–2000).	56 (includes 51 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, First Marblehead Corp. (student loan processing and securitization); Trustee, University of Connecticut; Trustee, Huntington Theatre; Trustee, New England College of Finance.

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 63	Trustee	Since 2001	Partner, Covington & Burling (law firm) (2001–Present); Deputy Secretary of the Treasury (1999–2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997–1999); Under Secretary of Commerce for International Trade (1996–1997); U.S. Ambassador to the European Union (1993–1996); Chairman, International Board of Governors, Weizmann Institute of Science.	56 (includes 51 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; (energy) Advisory Board member, BT Americas (information technology); Director, United Parcel Service, Inc.

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 61	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991–2001), Vice Chairman and Chief Financial Officer (1994–2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991–1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	56 (includes 51 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.; Director, Eastman Chemical Company.

Name, Address and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 66	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989–2003); Honorary Trustee, Massachusetts General Hospital (1995-2004); Director, The Neiman Marcus Group (until 2005).	56 (includes 51 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Trustee, Massachusetts General Hospital Institute of Health Professions; Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director, N STAR (formerly called Boston Edison).

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) (since 1999); Trustee, SSR Funds (1990–2005); Trustee, MetLife Series Funds (2001-2005).	56 (includes 51 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 70	Trustee and Chairman of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisers) (1989-2005); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2005); Managing General Partner, Chestnut Street Exchange Fund (since 1976).	57 (includes 51 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	Director, Beaver Management Corporation (land management corporation); Director, The Widows Corporation (death benefits provider).

Executive Officers:

Name, Address and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 43	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997–2000), First Vice President and Operating Officer, Public Finance Group (1995–1997), and First Vice President, Emerging Markets Fixed Income Research (1994–1995), Merrill Lynch & Co.

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000–2004); Associate, Morgan Lewis & Bockius LLP (1995–2000).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 46	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998–2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995–1998).

Ellen L. Corson PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 41	Assistant Treasurer	Since 1998	Senior Director and Vice President of Fund Accounting and Administration, PFPC Inc. (since 2003); Vice President and Director of Mutual Fund Accounting and Administration, PFPC Inc. (since November 1997); Assistant Vice President, PFPC Inc. (March 1997–November 1997); Senior Accounting Officer, PFPC Inc. (March 1993–March 1997).

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 57	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 46	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001–2004) and Vice President and Senior Counsel (1998–2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995–April 1998).

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Assistant Secretary	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002–2004) of BlackRock, Inc. Executive Director (2000–2002) and Vice President (1998–2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998); Associate (1988–1997), Rogers & Wells LLP, New York, NY.

[1]	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

The standing committees of the Board are the Audit Committee, the Governance and Nominating Committee, the Compliance Committee and the Valuation and Pricing Committee.

The members of the Audit Committee are Dr. Horner and Messrs. Bond, Drotch, Eizenstat, Hernandez, Rosenblatt and Wilmerding. Mr. Hernandez serves as Chairman. The Audit Committee is responsible for, among other things: (i) considering management’s recommendations of independent accountants for the Fund and evaluating such accountants’ performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund’s independent accountants and management’s internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund’s independent accountants and management. The Audit Committee met 5 times in the last fiscal year.

The members of the Governance and Nominating Committee are Dr. Horner and Messrs. Eizenstat and Bond. Mr. Wilmerding is an ex-officio member. Dr. Horner serves as Chairwoman. The Committee is responsible for selecting and nominating “disinterested” trustees of the Fund. The Committee will consider nominees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Fund’s Secretary. The Committee also is responsible for, among other things, the scheduling and organization of board meetings, evaluating the structure and composition of the board and determining compensation of the Fund’s disinterested trustees. The Committee met 4 times in the last fiscal year.

The members of the Compliance Committee are Messrs. Drotch, Hernandez and Rosenblatt. Mr. Wilmerding is an ex-officio member. Mr. Drotch serves as Chairman. The Committee is responsible for monitoring compliance issues regarding the Fund. The Committee is newly formed and therefore did not meet in the Fund’s last fiscal year.

The members of the Valuation and Pricing Committee are Messrs. Bond, Davis, Drotch, Eizenstat, Fink, Hernandez, Rosenblatt, Wilmerding and Dr. Horner. Mr. Fink serves as Chairman. The Committee is responsible for valuation issues regarding the Fund’s portfolio securities. The Committee is newly formed and therefore did not meet in the Fund’s last fiscal year.

The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustees within the same family of investment companies as of December 31, 2005. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Interested Trustees

Interested Trustees
Richard S. Davis	High Yield Bond—$1-$10,000, Investment Trust—$1-$10,000, Small/Mid Cap Growth—$1-$10,000, Global Resources—$10,001-$50,000	$10,001-$50,000

Laurence D. Fink	International Opportunities—over $100,000, Global Science & Technology Opportunities—$50,001-$100,000	Over $100,000

Disinterested Trustees
Toby Rosenblatt	Investment Trust—over $100,000	Over $100,000
Stuart E. Eizenstat	Investment Trust—$1-$10,000, Low Duration Bond—$1-$10,000	$1-$10,000
Robert M. Hernandez	Pennsylvania Municipal Money Market—over $100,000	Over $100,000

Dr. Matina Horner	None	None

Bruce R. Bond	Mid-Cap Value—over $100,000	Over $100,000

Peter S. Drotch	Money Market Portfolio—over $100,000	Over $100,000

David R. Wilmerding, Jr.	None	None

Compensation

Trustees who are not affiliated with BlackRock or BlackRock Distributors, Inc. (“BDI”) receive from the BlackRock open-end funds (BlackRock Funds and BlackRock Bond Allocation Target Shares (“BATS”)) the following: $20,000 annually, $2,500 for each meeting that they attend, whether by phone or in person, and $350 per Portfolio for each full in-person meeting of the Board that they attend; in addition, the Chairman and Vice Chairman of the open-end Boards receive an additional $10,000 and $5,000 per year, respectively, for their service in such capacities and trustees who are not affiliated with BlackRock or BDI receive from the BlackRock open-end funds (BlackRock Funds and BATS) the following: $1,500 for each committee meeting that they attend, whether by phone or in person, and the Audit Committee Chairman receives an additional $10,000 and each other committee chairperson an additional $5,000 per year, for their service in such capacities. Trustees who are not affiliated with BlackRock or BDI are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. Other than the Fund’s Chief Compliance Officer and certain of his staff, no officer, director or employee of BlackRock, PFPC Inc. (“PFPC”) (with BlackRock, the “Administrators”), BDI, PNC Bank, National Association (“PNC Bank”) or BlackRock, Inc. currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the disinterested trustees and the Fund’s Chief Compliance Officer and certain of his staff for the fiscal year ended September 30, 2005. The Trustees and the Chief Compliance Officer and certain of his staff are paid jointly by the Fund and BATS. The portion of such compensation to be paid by each of the Fund and BATS is determined based on total net assets of each at the end of each fiscal year.

	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex
David R. Wilmerding, Jr.	$134,947	N/A	N/A	145,100	(3)[1]
Honorable Stuart E. Eizenstat	$129,953	N/A	N/A	130,100	(2)[1]
Robert M. Hernandez	$139,988	N/A	N/A	140,100	(2)[1]
Dr. Matina Horner	$104,428	N/A	N/A	104,550	(2)[1]
Bruce R. Bond	$84,518	N/A	N/A	84,600	(2)[1]
Peter S. Drotch	$84,518	N/A	N/A	84,600	(2)[1]
Toby Rosenblatt	$84,518	N/A	N/A	84,600	(2)[1]
Bart Battista, Chief Compliance Officer and Anti-Money Laundering Officer[2]	$368,122	N/A	N/A	368,547

1.	Total number of investment company boards trustees served on within the Fund Complex.
2.	The Fund’s Chief Compliance Officer and certain of his staff are paid jointly by the Fund, other funds in the BlackRock fund family and BlackRock. The Fund’s Board approves annually the compensation for the Chief Compliance Officer and certain of his staff, including the appropriate portion of such compensation to be paid by the Fund.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,

DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory and Sub-Advisory Agreements. The advisory and sub-advisory services provided by BlackRock, BIMC, BFM and BIL, and the fees received by BlackRock for such services, are described in the Prospectuses.

For their advisory and sub-advisory services, BlackRock, BIMC, BFM and BIL, as applicable, are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE SMALL CAP VALUE EQUITY AND SMALL CAP

GROWTH EQUITY PORTFOLIOS AND THE INVESTMENT TRUST (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	.550%
$1 billion — $2 billion	.500
$2 billion — $3 billion	.475
Greater than $3 billion	.450

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE LEGACY PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	.650%
$1 billion — $2 billion	.600
$2 billion — $3 billion	.575
Greater than $3 billion	.550

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE AURORA PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	.850%
$1 billion — $2 billion	.800
$2 billion — $3 billion	.750
Greater than $3 billion	.700

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE SMALL/MID-CAP GROWTH, HEALTH SCIENCES

OPPORTUNITIES, GLOBAL RESOURCES AND ALL-CAP GLOBAL RESOURCES PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	.750%
$1 billion — $2 billion	.700
$2 billion — $3 billion	.675
Greater than $3 billion	.650

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE MID-CAP VALUE EQUITY AND

MID-CAP GROWTH EQUITY PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	.800%
$1 billion — $2 billion	.700
$2 billion — $3 billion	.650
greater than $3 billion	.625

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE ASSET ALLOCATION PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BFM
first $1 billion	.550%	.400%
$1 billion — $2 billion	.500	.350
$2 billion — $3 billion	.475	.325
greater than $3 billion	.450	.300

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE

INTERNATIONAL OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BIL
first $1 billion	1.00%	.85%
$1 billion — $2 billion	.95	.80
$2 billion — $3 billion	.90	.75
greater than $3 billion	.85	.70

MAXIMUM ANNUAL CONTRACTUAL FEE RATE

FOR THE U.S. OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	1.100%
$1 billion — $2 billion	1.050
$2 billion — $3 billion	1.025
greater than $3 billion	1.000

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	.90%
$1 billion—$2 billion	.85
$2 billion—$3 billion	.80
greater than $3 billion	.75

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE

GLOBAL OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BFM (as % of average daily net assets allocated to fixed income investments)
first $1 billion	.90%	.400%
$1 billion — $2 billion	.85	.350
$2 billion — $3 billion	.80	.325
greater than $3 billion	.75	.300

MAXIMUM ANNUAL CONTRACTUAL FEE RATE

FOR THE BOND PORTFOLIOS (BEFORE WAIVERS)

	Each Bond Portfolio Except the Enhanced Income, International Bond, GNMA, Inflation Protected Bond, DE Municipal Bond and KY Municipal Bond Portfolios		International Bond, GNMA, DE Municipal Bond and KY Municipal Bond Portfolios
Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fees to BFM	Investment Advisory Fee	Sub-Advisory Fees to BFM
first $1 billion	.500%	.350%	.550%	.400%
$1 billion — $2 billion	.450	.300	.500	.350
$2 billion — $3 billion	.425	.275	.475	.325
greater than $3 billion	.400	.250	.450	.300

MAXIMUM ANNUAL CONTRACTUAL FEE RATE

FOR THE INFLATION PROTECTED BOND PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BFM
first $1 billion	.400%	.250%
$1 billion — $2 billion	.375	.225
$2 billion — $3 billion	.350	.200
greater than $3 billion	.325	.175

MAXIMUM ANNUAL CONTRACTUAL FEE RATE

FOR THE MONEY MARKET PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BIMC
first $1 billion	.450%	.400%
$1 billion — $2 billion	.400	.350
$2 billion — $3 billion	.375	.325
greater than $3 billion	.350	.300

The investment advisory fees paid to BlackRock for the Enhanced Income, Small Cap Core Equity and Exchange Portfolios are .40%, 1.00% and .50%, respectively. The sub-advisory fee paid to BFM for the Enhanced Income Portfolio is .15%.

BlackRock, an affiliate of Merill Lynch & Co., Inc. and The PNC Financial Services Group, Inc., renders advisory services to each of the Portfolios pursuant to an Investment Advisory Agreement dated January 4, 1996. From the commencement of operations of each Portfolio that existed prior to that time (other than the New Jersey Municipal Money Market, Core Bond Total Return, Low Duration Bond and International Bond Portfolios) until January 4, 1996, BIMC served as adviser.

From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. (“Midlantic Bank”) served as investment adviser to the predecessor portfolios of the International Bond and New Jersey Municipal Money Market Portfolios. From January 1, 1996, through January 12, 1996 (February 12, 1996, with respect to the predecessor portfolio of the International Bond Portfolio): (i) BlackRock and Morgan Grenfell Investment Services Limited (“Morgan Grenfell”) served as investment adviser and sub-adviser, respectively, to the predecessor portfolio to the International Bond Portfolio; and (ii) BIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio. From December 9, 1992, to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Core Bond Total Return Portfolio. From July 17, 1992, to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Low Duration Bond Portfolio.

PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations), to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations), to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations), to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations), to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations), to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations), to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996, to June 6, 1996. From April 4, 1990 (commencement of operations), to January 4, 1996, PNC Bank served as sub-adviser to the Asset Allocation Portfolio. From March 1, 1993, to January 4, 1996, PNC Equity Advisors Company (a predecessor entity of BlackRock) (“PEAC”) served as sub-adviser to the Investment Trust Portfolio. From July 1, 1996, through December 31, 1996, Morgan Grenfell served as sub-adviser to the International Bond Portfolio.

BFM renders sub-advisory services to the Asset Allocation, Global Opportunities, Managed Income, Intermediate Government Bond, AMT-Free Municipal Bond, Ohio Municipal Bond, Low Duration Bond, Delaware Municipal Bond, Kentucky Municipal Bond, Total Return, Government Income, International Bond, High Yield Bond, GNMA, Enhanced Income, Intermediate Bond and Inflation Protected Bond Portfolios, Intermediate Bond Portfolio II and Total Return Portfolio II pursuant to Sub-Advisory Agreements. Until January 26, 2001, BFM rendered sub-advisory services to the Mid-Cap Value Equity, Small Cap Value Equity, Investment Trust, Mid-Cap Growth Equity, Small Cap Growth Equity, U.S. Opportunities, and International Opportunities Portfolios. From May 15, 2000, to January 26, 2001, BFM rendered sub-advisory services to the Global Science & Technology Opportunities Portfolio. BIL renders sub-advisory services to the International Opportunities Portfolio pursuant to a sub-advisory agreement. BIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. The Investment Advisory Agreement with BlackRock and the above-referenced Sub-Advisory Agreements are collectively referred to as the “Advisory Contracts.”

The Advisory Contracts for all Portfolios except the Global Opportunities Portfolio were most recently approved by the Fund’s Board of Trustees at an in-person meeting of the Board held on March 1, 2005, including a majority of the Trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the 1940 Act). For a discussion of the factors considered by the Fund’s Board of Trustees in connection with the renewal of the Advisory Contracts, see the Fund’s most recent semi-annual report to shareholders dated March 31, 2005.

An investment advisory and sub-advisory agreement (“Global Opportunities Advisory Contracts”) for the Global Opportunities Portfolio (the “Portfolio”) were approved by the Board of Trustees (the “Board” or the “Trustees”) of the Fund at an in-person meeting of the Board held on November 29, 2005, including a majority of the Trustees who are not parties to the Global Opportunities Advisory Contracts or “interested persons” of any such party (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”). In determining to approve the Global Opportunities Advisory Contracts, the Trustees met with the relevant investment advisory personnel from BlackRock and BFM (the “Advisers”) and considered all information they deemed reasonably necessary to evaluate the terms of the Global Opportunities Advisory Contracts. The Board received materials in advance of the meeting relating to its consideration of the Global Opportunities Advisory Contracts,

including: (i) fees and expense ratios of each class of the Portfolio in comparison to the fees and expense ratios of a peer group of funds; (ii) the Advisers’ economic outlook for the Portfolio and their general investment outlook for the markets; (iii) information regarding fees paid to service providers that are affiliates of the Advisers; and (iv) information regarding compliance records and regulatory matters relating to the Advisers.

Fees and Expenses. In approving the Global Opportunities Advisory Contracts, the Trustees, including the Independent Trustees, considered the fees and expense ratios of each class of shares of the Portfolio. They compared the fees, both before (referred to as “Contractual”) and after (referred to as “Actual”) any fee waivers and expense reimbursements, and expense ratios of the Portfolio against fees and expense ratios of a peer group. Both the peer group category and the funds within the peer group with respect to the fee and expense ratio comparisons were selected by Lipper, Inc. (“Lipper”), which is not affiliated with the Advisers. In evaluating the Portfolio’s advisory fees, the Trustees also took into account the complexity of investment management for the Portfolio relative to other types of funds. The Trustees also were provided with information about the services rendered, and the fee rates offered, to other clients advised by the Advisers.

Following consideration of this information, the Trustees, including the Independent Trustees, concluded that the fees to be paid pursuant to the Global Opportunities Advisory Contracts were fair and reasonable in light of the services provided.

Nature, Extent and Quality of Services. The Trustees, including the Independent Trustees, received information concerning the investment philosophy and investment process to be used by the Advisers in managing the Portfolio, as well as a description of the capabilities, personnel and services of each Adviser. In connection with this, the Trustees considered each of the Adviser’s in-house research capabilities as well as other resources available to its personnel. The Trustees considered the scope of the services provided by the Advisers to the Portfolio under the Global Opportunities Advisory Contracts relative to services typically provided by third parties to other funds. The Trustees noted that the standard of care applicable under the Global Opportunities Advisory Contracts was comparable to that found generally in investment company advisory agreements. The Trustees concluded that the scope of the Advisers’ services to be provided to the Portfolio was consistent with the Portfolio’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also considered the quality of the services provided by the Advisers to the Portfolio. The Trustees evaluated the procedures of the Advisers designed to fulfill their fiduciary duty to the Portfolio with respect to possible conflicts of interest, including their respective codes of ethics (regulating the personal trading of their officers and employees), the procedures by which each of the Advisers allocate trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of each of the Advisers in these matters. The Trustees also noted information received at prior Board meetings concerning standards of the Advisers with respect to the execution of portfolio transactions.

The Trustees also considered information relating to the education, experience and number of investment professionals and other personnel who provide services under the applicable Global Opportunities Advisory Contract. The Trustees also took into account the time and attention to be devoted by senior management of the Advisers to the Portfolio. The Trustees also considered the business reputation of each Adviser and its respective financial resources and concluded that each of the Advisers would be able to meet any reasonably foreseeable obligation under the Global Opportunities Advisory Contracts.

Performance. The Board of Trustees, including the Independent Trustees, received and considered information about each Adviser’s investment performance for funds and accounts similar to the Portfolio.

Economies of Scale. The Board of Trustees, including the Independent Trustees, considered whether there would be economies of scale in respect of the management of the Portfolio with other portfolios of the Fund. The Board also considered that economies of scale would be passed on to the Portfolio shareholders in the form of breakpoints to the advisory fee rate. The Board also considered the fee waivers and expense reimbursement arrangements by the Advisers with respect to the Portfolios. The Board determined that the advisory fee structure was reasonable.

Other Benefits to the Advisers. The Board of Trustees, including the Independent Trustees, also took into account not only the advisory fees payable by the Portfolio, but also other potential benefits to the Advisers, such as the ability to leverage investment professionals that also manage other portfolios, raising the profile of BlackRock in the broker-dealer community, and the engagement of affiliates of the Advisers as service providers to the Portfolio, including for administrative, transfer agency, distribution and custodial services. The Board also noted that the Advisers may benefit from the use of soft dollars for research, which may be used by the Advisers to manage other accounts.

The Board concluded that other ancillary benefits that the Advisers and their affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolio, such as those noted above, were consistent with those available to other mutual fund sponsors.

No single factor was considered in isolation or to be determinative in the Board’s decision to approve the Global Opportunities Advisory Contracts. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Portfolio to approve the Global Opportunities Advisory Contracts, including the fees to be charged for services thereunder.

Under the relevant Advisory Contracts, BlackRock, BIMC, BFM and BIL are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock, BIMC, BFM and BIL are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts is terminable as to a Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock, BIMC, BFM or BIL, as the case may be. BlackRock, BIMC, BFM and BIL may also terminate their advisory relationship with respect to a Portfolio on 60 days’ written notice to the Fund. Each of the Advisory Contracts terminates automatically in the event of its assignment.

For the period from October 1, 2004 through September 30, 2005, (for the period January 31, 2005 through September 30, 2005 in the case of the Global Resources Portfolio, Health Sciences Opportunities Portfolio, Legacy Portfolio, Aurora Portfolio, Small/Mid-Cap Growth Portfolio and Exchange Portfolio and for the period February 16, 2005 through September 30, 2005 for the All-Cap Global Resources Portfolio) the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$3,479,324	$2,874,530	$0
U. S. Treasury Money Market	997,959	959,206	0
Municipal Money Market	761,625	721,549	0
New Jersey Municipal Money Market	302,063	380,906	0
North Carolina Municipal Money Market	29,661	247,044	0
Ohio Municipal Money Market	306,342	369,321	0
Pennsylvania Municipal Money Market	1,243,845	1,032,835	0
Virginia Municipal Money Market	0	89,319	0
Enhanced Income Portfolio	20,045	214,614	0
Low Duration Bond Portfolio	4,079,835	4,157,712	0
Intermediate Government Bond Portfolio	2,048,171	815,569	0
Intermediate Bond Portfolio II	2,597,016	2,001,206	0
Intermediate Bond Portfolio	0	131,286	3,910
Total Return Portfolio II	6,485,438	5,551,434	0
Total Return Portfolio	751,032	962,907	0
Government Income Portfolio	932,401	1,267,772	0
Inflation Protected Portfolio	0	137,988	47,967
GNMA Portfolio	437,912	786,389	0
Managed Income Portfolio	3,388,878	263,326	0

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
International Bond Portfolio	3,893,737	50,613	0
High Yield Bond Portfolio	2,661,336	1,475,677	0
AMT-Free Municipal Bond	1,177,347	937,506	0
Ohio Municipal Bond	491,807	127,833	0
Delaware Municipal Bond	421,413	66,090	0
Kentucky Municipal Bond	410,706	57,002	0
Investment Trust	4,108,723	1,130,568
Legacy	1,248,854	0	0
Mid-Cap Value	3,385,901	662,404	0
Mid-Cap Growth Equity	2,638,154	127,946	0
Aurora	15,652,132	0	32,212
Small/Mid Cap Growth Equity	1,487,479	29,657	0
Small Cap Value Equity	727,645	0	0
Small Cap Core Equity Portfolio	165,114	88,870	0
Small Cap Growth Equity	2,903,801	0	0
Global Science & Technology Opportunities	129,852	97,367	0
Global Resources	4,903,402	0	0
All-Cap Global Resources	208,952	170,780	0
Health Sciences Opportunities	939,616	0	162,313
U.S. Opportunities	1,059,732	0	0
International Opportunities	4,989,791	0	0
Asset Allocation	2,704,828	394,415	0
Exchange	816,652	156,407	0

For the period from October 1, 2003, through September 30, 2004 (for the period March 4, 2004, through September 30, 2004, for the Enhanced Income Portfolio, and for the period August 18, 2004, through September 30, 2004, for the Intermediate Bond Portfolio, and for the period June 28, 2004, through September 30, 2004, for the Inflation Protected Bond Portfolio), the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$5,135,508	$5,142,094	$0
U. S. Treasury Money Market	1,005,473	1,493,392	0
Municipal Money Market	1,004,436	1,513,210	0
New Jersey Municipal Money Market	232,248	475,556	0
North Carolina Municipal Money Market	39,272	328,500	0
Ohio Municipal Money Market	210,979	424,920	0
Pennsylvania Municipal Money Market	975,970	1,270,585	0
Virginia Municipal Money Market	0	75,421	7,977
Enhanced Income	0	73,891	83,398
Low Duration Bond	4,690,729	4,289,773	0
Intermediate Government Bond	1,097,362	458,981	0
Intermediate Bond II	2,758,239	1,928,329	0
Intermediate Bond	0	15,174	72,318
Total Return II	6,538,392	5,211,255	0
Total Return	608,870	793,297	0
Government Income	388,906	568,430	0
Inflation Protected Bond	0	21,113	94,627
Managed Income	3,763,953	608,395	0
GNMA	684,512	881,135	0
International Bond	1,767,793	94,170	0

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
High Yield Bond	2,191,024	865,521	0
AMT-Free Municipal Bond	1,215,962	903,123	0
Ohio Municipal Bond	422,969	170,509	0
Delaware Municipal Bond	406,572	87,068	0
Kentucky Municipal Bond	501,110	106,334	0
Mid-Cap Value Equity	305,741	6,178	0
Mid-Cap Growth Equity	1,095,761	0	0
Small Cap Value Equity	721,863	34,574	0
Small Cap Core Equity	2,598	47,609	32,212
Small Cap Growth Equity	2,397,602	0	0
U.S. Opportunities	1,167,054	0	0
Global Science & Technology Opportunities	261,799	41,767	0
International Opportunities	2,425,980	118,546	0
Investment Trust	479,146	91,554	19,203
Asset Allocation	650,694	111,760	0

For the period from October 1, 2002, through September 30, 2003, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$6,911,967	$6,912,046	$0
U.S. Treasury Money Market	1,282,148	2,318,008	0
Municipal Money Market	1,137,931	2,014,341	0
New Jersey Municipal Money Market	201,914	584,075	0
North Carolina Municipal Money Market	21,885	707,104	0
Ohio Municipal Money Market	179,515	521,228	0
Pennsylvania Municipal Money Market	865,446	1,583,467	0
Virginia Municipal Money Market	1,659	325,965	0
Low Duration Bond	3,025,091	3,190,661	0
Intermediate Government Bond	865,501	851,507	0
Intermediate Bond II	2,268,823	1,809,243	0
Total Return II	5,253,514	4,809,012	0
Total Return	236,405	448,362	0
Government Income	551,823	645,703	0
Managed Income	3,397,073	1,661,407	0
GNMA	769,788	1,007,985	0
International Bond	903,367	0	0
High Yield Bond	1,621,779	620,504	0
AMT-Free Municipal Bond	1,003,134	858,459	0
Ohio Municipal Bond	350,868	303,294	0
Delaware Municipal Bond	291,123	152,995	0
Kentucky Municipal Bond	481,147	241,241	0
Mid-Cap Value Equity	432,067	23,503	0
Mid-Cap Growth Equity	1,122,299	35,068	0
Small Cap Value Equity	728,977	42,733	0
Small Cap Core Equity	0	9,700	4,163
Small Cap Growth Equity	1,566,909	94,355	0
U.S. Opportunities	1,013,727	62,879	0
Global Science & Technology Opportunities	182,268	80,037	0
International Opportunities	1,171,610	121,595	0
Investment Trust	565,388	202,909	0
Asset Allocation	722,052	164,894	0

On January 31, 2005, certain mutual funds formerly managed by State Street Research & Management Company (“SSR Funds”) reorganized with certain of the Portfolios. With respect to the SSR Funds listed below that reorganized with BlackRock Funds’ Portfolios, for such SSR Fund’s three most recent fiscal years before the reorganizations, such SSR Fund paid State Street Research & Management Company advisory fees as follows:

	Fees Paid For Fiscal Year Ended Payments
Fund	2004	2003	2002
Asset Allocation Fund	$4,250,653	$4,180,605	$4,846,212
Aurora Fund	29,179,140	21,291,705	26,372,557
Emerging Growth Fund	2,550,085	857,754	817,708
Exchange Fund	1,515,452	1,419,580	1,568,988
Global Resources Fund	2,882,773	1,276,075	1,254,667
Health Sciences Opportunities Fund	361,824	197,394	175,996
Legacy Fund	2,172,192	1,872,758	2,020,997
Mid-Cap Value Fund	3,273,789	2,645,618	2,435,130

For the period from October 1, 2004 through September 30, 2005, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
Low Duration Bond	$1,550,337	$0
Intermediate Bond II	986,866	0
Intermediate Government Bond	778,305	0
Intermediate Bond	3,143	0
Total Return II	2,464,466	0
Total Return	166,569	0
Inflation Protected Bond	—	—
Managed Income	1,287,773	0
Government Income	354,313	0
GNMA	166,407	0
International Bond	1,479,620	0
High Yield Bond	2,661,336	0
Enhanced Income	8,016	0
AMT-Free Municipal Bond	447,392	0
Ohio Municipal Bond	186,889	0
Delaware Municipal Bond	160,140	0
Kentucky Municipal Bond	156,077	0

For the period from October 1, 2003, through September 30, 2004, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
Low Duration Bond	$1,773,897	$0
Intermediate Bond II	1,043,982	0
Intermediate Government Bond	377,481	0
Intermediate Bond	—	—
Total Return II	2,479,532	0
Total Return	229,889	0

Portfolios	Fees Paid (After Waivers)	Waivers
Inflation Protected Bond	—	—
Managed Income	1,324,205	0
Government Income	146,760	0
GNMA	259,192	0
International Bond	671,133	0
High Yield Bond	2,184,019	0
AMT-Free Municipal Bond	460,217	0
Ohio Municipal Bond	145,241	0
Delaware Municipal Bond	142,947	0
Kentucky Municipal Bond	176,100	0

For the period from October 1, 2002, through September 30, 2003, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
Low Duration Bond	$1,078,862	$0
Intermediate Bond II	832,596	0
Intermediate Government Bond	330,287	0
Total Return II	1,934,053	0
Total Return	112,372	0
Managed Income	1,288,076	0
Government Income	198,386	0
GNMA	288,944	0
International Bond	335,028	0
High Yield Bond	1,509,797	0
AMT-Free Municipal Bond	378,167	0
Ohio Municipal Bond	131,240	0
Delaware Municipal Bond	108,220	0
Kentucky Municipal Bond	181,141	0

Administration Agreement. BlackRock and PFPC serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

Under the Administration Agreement, the Fund pays to BlackRock and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each Portfolio’s average daily net assets, .065% of the next $500 million of each Portfolio’s average daily net assets and .055% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BlackRock and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

For the period from October 1, 2004 through September 30, 2005, (for the period January 31, 2005 through September 30, 2005 in the case of Global Resources Portfolio, Health Sciences Opportunities Portfolio, Legacy Portfolio, Aurora Portfolio, Small/Mid-Cap Growth Portfolio and Exchange Portfolio, and for the period February 16, 2005 through September 30, 2005 for the All-Cap Global Resources Portfolio) the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$1,817,743	$671,768	$0
U. S. Treasury Money Market	515,803	266,759	0
Municipal Money Market	453,155	140,115	0
New Jersey Municipal Money Market	173,069	100,118	0
North Carolina Municipal Money Market	52,760	57,923	0
Ohio Municipal Money Market	156,069	114,196	0
Pennsylvania Municipal Money Market	497,991	411,404	0
Virginia Municipal Money Market	2,101	33,626	0
Enhanced Income Portfolio	81,540	28,156	0
Low Duration Bond Portfolio	2,737,389	255,112	0
Intermediate Government Bond Portfolio	967,989	336,300	0
Intermediate Bond Portfolio II	1,397,178	182,964	0
Intermediate Bond Portfolio	224	31,452	0
Total Return Portfolio II	3,326,904	424,649	0
Total Return Portfolio	291,644	119,854	0
Government Income Portfolio	993,871	3,860	0
Inflation Protected Portfolio	12,543	38,914	0
GNMA Portfolio	486,557	13,856	0
Managed Income Portfolio	698,105	947,681	0
International Bond Portfolio	1,509,081	28,017	0
High Yield Bond Portfolio	1,654,418	60,017	0
AMT-Free Municipal Bond	802,751	58,458	0
Ohio Municipal Bond	138,847	146,100	0
Delaware Municipal Bond	127,560	76,329	0
Kentucky Municipal Bond	88,260	107,327	0
Investment Trust	1,372,304	780,624	0
Legacy	216,444	241,385	0
Mid-Cap Value	455,093	703,071	0
Mid-Cap Growth Equity	610,510	185,273	0
Aurora	4,059,772	0	0
Small/Mid Cap Growth Equity	198,352	267,930	0
Small Cap Value Equity	281,936	15,760	0
Small Cap Core Equity Portfolio	49,407	8,721	0
Small Cap Growth Equity	1,211,047	0	0

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Global Science & Technology Opportunities	56,409	1,765	0
Global Resources	917,653	544,132	0
All-Cap Global Resources	61,437	52,956	0
Health Sciences Opportunities	237,743	48,021	0
U.S. Opportunities	214,357	7,606	0
International Opportunities	1,059,105	82,065	0
Asset Allocation	1,241,541	36,113	0
Exchange	165,420	68,117	0

For the period from October 1, 2003, through September 30, 2004 (for the period March 4, 2004, through September 30, 2004, for the Enhanced Income Portfolio, and for the period August 18, 2004, through September 30, 2004, for the Intermediate Bond Portfolio, and for the period June 28, 2004, through September 30, 2004, for the Inflation Protected Bond Portfolio), the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$3,798,896	$156,608	$0
U. S. Treasury Money Market	884,509	106,717	0
Municipal Money Market	937,939	58,026	0
New Jersey Municipal Money Market	246,425	36,696	0
North Carolina Municipal Money Market	115,317	31,792	0
Ohio Municipal Money Market	216,406	37,957	0
Pennsylvania Municipal Money Market	753,916	144,247	0
Virginia Municipal Money Market	7,329	22,839	0
Enhanced Income	5,392	25,264	0
Low Duration Bond	2,841,445	393,389	0
Intermediate Government Bond	467,703	248,188	0
Intermediate Bond II	1,447,876	186,262	0
Intermediate Bond	0	3,642	0
Total Return II	3,491,016	462,796	0
Total Return	248,786	87,802	0
Government Income	431,800	2,095	0
Inflation Protected Bond	17	6,330	0
Managed Income	1,180,693	769,713	0
GNMA	614,237	15,654	0
International Bond	763,589	3,410	0
High Yield Bond	1,253,961	41,266	0
Ultra Short Municipal	3,195	27,415	0
AMT-Free Municipal Bond	847,415	42,835	0
Ohio Municipal Bond	172,969	100,064	0
Delaware Municipal Bond	142,436	64,002	0
Kentucky Municipal Bond	159,811	94,272	0
Mid-Cap Value Equity	67,151	22,549	0
Mid-Cap Growth Equity	281,127	34,006	0
Small Cap Value Equity	307,855	8,059	0
Small Cap Core Equity	5,308	6,203	0
Small Cap Growth Equity	994,653	6,742	0
U.S. Opportunities	230,141	14,002	0
Global Science & Technology Opportunities	64,392	13,229	0
International Opportunities	469,215	115,595	0
Investment Trust	172,428	66,294	0
Asset Allocation	268,815	50,182	0

For the period from October 1, 2002, through September 30, 2003, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$5,154,702	$212,941	$0
U.S. Treasury Money Market	1,378,577	29,100	0
Municipal Money Market	1,240,761	0	0
New Jersey Municipal Money Market	314,397	0	0
North Carolina Municipal Money Market	291,596	0	0
Ohio Municipal Money Market	280,296	0	0
Pennsylvania Municipal Money Market	974,804	0	0
Virginia Municipal Money Market	127,681	3,369	0
Low Duration Bond	2,194,434	240,894	0
Intermediate Government Bond	789,827	0	0
Intermediate Bond II	1,361,234	95,379	0
Total Return II	3,299,634	300,859	0
Total Return	136,977	27,405	0
Government Income	469,726	12,483	0
Managed Income	2,188,766	53,824	0
GNMA	714,937	4,382	0
International Bond	377,590	0	0
High Yield Bond	937,942	13,845	0
AMT-Free Municipal Bond	856,432	0	0
Ohio Municipal Bond	300,886	0	0
Delaware Municipal Bond	185,734	0	0
Kentucky Municipal Bond	302,122	0	0
Mid-Cap Value Equity	131,006	0	0
Mid-Cap Growth Equity	332,812	0	0
Small Cap Value Equity	322,848	0	0
Small Cap Core Equity	0	2,230	0
Small Cap Growth Equity	694,810	0	0
U.S. Opportunities	225,108	0	0
Global Science & Technology Opportunities	67,032	0	0
International Opportunities	297,578	0	0
Investment Trust	321,327	0	0
Asset Allocation	370,908	0	0

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses. For the fiscal year ended September 30, 2005, the Fund reimbursed BlackRock $2,156,146 pursuant to the Agreement.

Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio’s operations.

PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio’s average gross assets as follows: .0073% of the first $250 million of each Portfolio’s average gross assets, .006% of the next $250 million of each Portfolio’s average gross assets, .0056% of the next $250 million of each Portfolio’s average gross assets, .0048% of the next $250 million of each Portfolio’s average gross assets and .004% of each Portfolio’s average gross assets in excess of $1.00 billion. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems HL, Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PFPC receives per account and transaction fees and disbursements.

Distribution Agreement and Amended and Restated Distribution and Service Plan. The Fund has entered into a distribution agreement with BDI under which BDI, as agent, offers shares of each Portfolio on a continuous basis. BDI has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BDI’s principal business address is 760 Moore Road, King of Prussia, PA 19406. BDI is an affiliate of BlackRock.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay BDI and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B Shares, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b 1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

With respect to R Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .25% of the average daily net asset value of each Portfolio’s outstanding R Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor B Shares, a maximum annual rate of.50% of the average daily net asset value of each Portfolio’s outstanding Investor B1 Shares and a maximum annual rate of .30% of the average daily net asset value of each Portfolio’s outstanding Investor B2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor C Shares, a maximum annual rate of .55% of the average daily net asset value of each Portfolio’s outstanding Investor C1 Shares and a maximum annual rate of .30% of the average daily net asset value of each Portfolio’s outstanding Investor C2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BDI and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time.

The Fund currently does not make distribution payments with respect to Investor A, HL, Service, Institutional or BlackRock Shares under the Plan. However, the Plan permits BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BDI, BlackRock or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Fidelity, Merrill Lynch, MetLife, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. The level of payments made to Citigroup, Fidelity, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.12% of the assets attributable to that Service Organization invested in Equity Portfolios of the Fund and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the Fund.

The level of payments made to MetLife in any year will vary and will be calculated based on the following tables with respect to the purchase of Investor A Shares of all Non-Money Market Portfolios by MetLife 401(k) customers. For the tables below, the payments indicated will apply up to the indicated breakpoint (so that, for example, a purchase of $3,500,000 worth of Investor A Shares in the Low Duration Bond Portfolio will result in a payment of 1.00% on the first $500,000, 0.75% on the next $500,000, 0.50% on the next $2,000,000 and 0.25% on the final $500,000).

Low Duration Bond Portfolio:

Amount of Transaction at Offering Price	Additional Payment to MetLife (as % of Offering Price)
Less than $500,000	1.00%
$500,000 but less than $1,000,000	0.75
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

Inflation Protected Bond and Enhanced Income Portfolios:

Amount of Transaction at Offering Price	Additional Payment to MetLife (as % of Offering Price)
Less than $500,000	1.00%
$500,000 but less than $1,000,000	0.75
$1 million but less than $3 million	0.15
$3 million but less than $15 million	0.10
$15 million and above	0.05

Intermediate Government Bond, Government Income, Managed Income, Total Return, GNMA, Intermediate Bond, AMT-Free Municipal Bond, Ohio Municipal Bond, Delaware Municipal Bond and Kentucky Municipal Bond Portfolios, Intermediate Bond Portfolio II and Total Return Portfolio II:

Amount of Transaction at Offering Price	Additional Payment to MetLife (as % of Offering Price)
Less than $1,000,000	1.00%
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

Legacy, Asset Allocation, International Bond and High Yield Bond Portfolios and Investment Trust:

Amount of Transaction at Offering Price	Additional Payment to MetLife (as % of Offering Price)
Less than $1,000,000	1.00%
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, International Opportunities, Global Science & Technology Opportunities, U.S. Opportunities, Small/Mid-Cap Growth, Aurora, Health Sciences Opportunities, Global Resources, Global Opportunities and All-Cap Global Resources Portfolios:

Amount of Transaction at Offering Price	Additional Payment to MetLife (as % of Offering Price)
Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50
$15 million and above	0.25

In lieu of payments pursuant to the foregoing, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formula or tables, respectively, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor for more information about the payments described above.

Furthermore, BDI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable NASD regulations, BDI, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan. The fees are paid according to the following schedule: Money Market Portfolios - .15% of net assets; Bond Portfolios - .20% of net assets (except that with respect to the Enhanced Income and Inflation Protected Bond Portfolios, the fee is .05% of net assets); and Equity Portfolios - .25% of net assets.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Portfolio, and HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares of all Portfolios. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the BlackRock Shares of the Small Cap Value Equity Portfolio, and HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares of all Portfolios owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. For the fiscal year ended September 30, 2005, BlackRock retained an aggregate of $53,255 and $508,310 in distribution and shareholder servicing fees, respectively.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For the twelve months ended September 30, 2005, the Portfolios’ share classes bore the following distribution and shareholder servicing fees under the Plan:

Portfolios – BlackRock Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Small Cap Value Equity	N/A	N/A	$12,411	—

Portfolios – Hilliard Lyons Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Money Market	—	$118,954	$305,685	—
Municipal Money Market	—	132,879	—	$332,197

Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Money Market	—	$425,151	$1,042,319	—
U. S. Treasury Money Market	—	38,650	95,641	—
Municipal Money Market	—	5,895	16,240	—
New Jersey Municipal Money Market	—	13,738	37,062	—
North Carolina Municipal Money Market	—	325	809	—
Ohio Municipal Money Market	—	24,758	55,620	—
Pennsylvania Municipal Money Market	—	54,517	75,267	—
Virginia Municipal Money Market	N/A	N/A	N/A	N/A
Low Duration Bond	—	80,741	202,033	—
Intermediate Government Bond	—	262,823	656,576	—

Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Intermediate Bond II	—	31,873	79,649	—
Total Return II	—	171,855	431,881	—
Total Return	—	34	86	—
Government Income	—	179,180	447,790	—
Managed Income	—	33,586	84,022	—
GNMA	—	16,192	40,558	—
International Bond	—	171,698	428,695	—
High Yield Bond	—	211,597	528,721	—
Enhanced Income	—	2	2	—
Inflation Protected Bond	—	3,014	7,535	—
Intermediate Bond	—	10	26	—
AMT-Free Municipal Bond	—	8,837	22,148	—
Ohio Municipal Bond	—	6,628	16,501	—
Delaware Municipal Bond	—	13,851	33,669	—
Kentucky Municipal Bond	—	5,667	14,129	—
Mid-Cap Value Equity	—	274,186	674,373	—
Mid-Cap Growth Equity	—	209,447	519,398	—
Small Cap Value Equity	—	33,539	83,952	—
Small Cap Growth Equity	—	147,507	368,614	—
Small Cap Core Equity	—	6,630	16,506	—
U.S. Opportunities Equity	—	30,821	77,207	—
Global Science and Technology Opp. Equity	—	9,630	24,135	—
International Opportunities Equity	—	169,351	422,109	—
Investment Trust	—	400,526	991,059	—
Asset Allocation	—	291,627	728,767	—
Legacy	12,997	82,972	292,633	—
Aurora	361,946	1,267,403	5,100,211	—
Small/Mid-Cap Growth	47,795	151,655	598,663	—
Global Resources	—	408,069	1,021,496	—
Global Resources	—	17,253	41,293	—
Health Sciences Opportunities	—	62,415	153,625	—

Portfolios – Investor B Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Money Market	$118,229	—	$2,995	$39,334
U. S. Treasury Money Market	N/A	N/A	N/A	N/A
Municipal Money Market	N/A	N/A	N/A	N/A
New Jersey Municipal Money Market	N/A	N/A	N/A	N/A
North Carolina Municipal Money Market	N/A	N/A	N/A	N/A
Ohio Municipal Money Market	N/A	N/A	N/A	N/A
Pennsylvania Municipal Money Market	N/A	N/A	N/A	N/A
Virginia Municipal Money Market	N/A	N/A	N/A	N/A
Low Duration Bond	418,107	—	139,369	—
Intermediate Government Bond	436,433	—	145,395	—
Intermediate Bond II	91,729	—	30,577	—
Total Return II	395,731	—	131,891	—
Total Return	832	—	278	—
Government Income	322,214	—	107,404	—
Managed Income	58,639	—	19,546	—
GNMA	173,140	—	57,713	—
International Bond	151,353	—	50,444	—
High Yield Bond	821,561	—	273,837	—
Enhanced Income	N/A	N/A	N/A	N/A
Inflation Protected Bond	7,510	—	2,503	—

Portfolios – Investor B Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Intermediate Bond	4	—	2	—
AMT-Free Municipal Bond	39,492	—	13,164	—
Ohio Municipal Bond	74,838	—	24,946	—
Delaware Municipal Bond	61,491	—	20,357	—
Kentucky Municipal Bond	29,304	—	9,768	—
Mid-Cap Value Equity	559,616	—	186,453	—
Mid-Cap Growth Equity	387,030	—	128,974	—
Small Cap Value Equity	113,968	—	37,990	—
Small Cap Growth Equity	150,670	—	50,224	—
Small Cap Core Equity	25,711	—	8,570	—
U.S. Opportunities Equity	292,599	—	97,529	—
Global Science and Technology Opp. Equity	86,131	—	28,710	—
International Opportunities Equity	442,922	—	147,638	—
Investment Trust	1,342,261	—	447,103	—
Asset Allocation	797,800	—	265,881	—
Legacy	637,118	—	212,355	—
Aurora	3,448,242	—	1,149,068	—
Small/Mid-Cap Growth	187,634	—	62,541	—
Global Resources	420,400	—	140,105	—
Global Resources	26,787	—	8,929	—
Health Sciences Opportunities	155,022	—	51,624	—

Portfolios – Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Money Market	$30,493	—	$(74)	$10,117
U. S. Treasury Money Market	N/A	N/A	N/A	N/A
Municipal Money Market	N/A	N/A	N/A	N/A
New Jersey Municipal Money Market	N/A	N/A	N/A	N/A
North Carolina Municipal Money Market	N/A	N/A	N/A	N/A
Ohio Municipal Money Market	N/A	N/A	N/A	N/A
Pennsylvania Municipal Money Market	N/A	N/A	N/A	N/A
Virginia Municipal Money Market	N/A	N/A	N/A	N/A
Low Duration Bond	712,566	—	237,520	—
Intermediate Government Bond	146,492	—	48,830	—
Intermediate Bond II	87,558	—	29,186	—
Total Return II	598,132	—	199,376	—
Total Return	167	—	55	—
Government Income	208,274	—	69,425	—
Managed Income	8,567	—	2,855	—
GNMA	243,290	—	81,097	—
International Bond	419,283	—	139,760	—
High Yield Bond	437,451	—	145,666	—
Enhanced Income	N/A	N/A	N/A	N/A
Inflation Protected Bond	12,646	—	4,216	—
Intermediate Bond	—	—	—	—
AMT-Free Municipal Bond	18,322	—	6,107	—
Ohio Municipal Bond	47,048	—	15,682	—
Delaware Municipal Bond	104,833	—	34,944	—
Kentucky Municipal Bond	10,299	—	3,433	—
Mid-Cap Value Equity	408,971	—	136,320	—
Mid-Cap Growth Equity	135,792	—	45,054	—
Small Cap Value Equity	50,453	—	16,818	—
Small Cap Growth Equity	110,741	—	36,914	—

Portfolios – Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Small Cap Core Equity	68,792	—	22,931	—
U.S. Opportunities Equity	149,105	—	49,482	—
Global Science and Technology Opp. Equity	22,125	—	7,375	—
International Opportunities Equity	655,765	—	218,485	—
Investment Trust	134,768	—	43,732	—
Asset Allocation	282,853	—	93,636	—
Legacy	150,258	—	50,021	—
Aurora	3,418,776	—	1,139,160	—
Small/Mid-Cap Growth	199,582	—	66,527	—
Global Resources	732,417	—	242,784	—
Global Resources	59,839	—	19,946	—
Health Sciences Opportunities	178,098	—	59,071	—

Portfolios – Service Shares	Net Distribution Fees	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Money Market	N/A	$975,043	—
U. S. Treasury Money Market	N/A	540,763	—
Municipal Money Market	N/A	206,036	—
New Jersey Municipal Money Market	N/A	150,488	—
North Carolina Municipal Money Market	N/A	1,012	—
Ohio Municipal Money Market	N/A	24,488	—
Pennsylvania Municipal Money Market	N/A	88,115	—
Virginia Municipal Money Market	N/A	4	—
Low Duration Bond	N/A	928,902	—
Intermediate Government Bond	N/A	3,000	—
Intermediate Bond II	N/A	233,113	—
Total Return II	N/A	383,421	—
Total Return	N/A	65	—
Government Income	N/A	447,429	—
Managed Income	N/A	190,563	—
GNMA	N/A	14,999	—
International Bond	N/A	254,988	—
High Yield Bond	N/A	351,919	—
Enhanced Income	N/A	77	—
Inflation Protected	N/A	1	—
Intermediate Bond	N/A	—	—
AMT-Free Municipal Bond	N/A	6,258	—
Ohio Municipal Bond	N/A	1,892	—
Delaware Municipal Bond	N/A	—	—
Kentucky Municipal Bond	N/A	606	—
Mid-Cap Value Equity	N/A	1,532	—
Mid-Cap Growth Equity	N/A	8,933	—
Small Cap Value Equity	N/A	7,565	—
Small Cap Growth Equity	N/A	70,103	—
Small Cap Core Equity	N/A	63	—
U.S. Opportunities Equity	N/A	1,833	—
Global Science and Technology Opp. Equity	N/A	235	—
International Opportunities Equity	N/A	74,601	—
Investment Trust	N/A	4,309	—
Asset Allocation	N/A	3,172	—
Legacy	N/A	—	—
Aurora	N/A	—	—
Small/Mid-Cap Growth	N/A	—	—
Global Resources	N/A	N/A	N/A
All-Cap Global Resources	N/A	—	—
Health Sciences Opportunities	N/A	21	—

Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms sell shares of the Fund in certain foreign jurisdictions.

Code of Ethics. The Fund, BlackRock, BFM, BIL, BIMC and BDI have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies. The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BlackRock concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BlackRock’s continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BlackRock determines other mitigating circumstances are present.

BlackRock’s proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, BlackRock will consider the facts it believes are relevant, and if it votes contrary to these guidelines it will record the reasons for this contrary vote. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock’s policy in all cases is to vote proxies based on its clients’ best interests.

BlackRock has engaged Institutional Shareholder Services (“ISS”) to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock’s guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer. However, BlackRock will withhold its vote for a nominee to the board who failed to attend at least 75% of the board meetings in the previous year without a valid reason, and will withhold its vote for all nominees if (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. BlackRock evaluates a contested election of directors on a case-by-case basis.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation’s legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30. The Portfolios’ proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information. Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]

2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website immediately upon becoming available.

[1]	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Portfolio Holdings. In addition to position description, portfolio holdings may also include ticker if equity, face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in a Portfolio as of a specific date.

1.	Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.[1]

2.	Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.[1]

Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders through the Fund’s website. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. With respect to requests for portfolio information, BlackRock maintains a request log that is reviewed regularly. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

Ongoing Arrangements. As of January 31, 2006, the Fund has ongoing arrangements with the following entities to make available portfolio holdings information:

1.	PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

2.	PFPC Inc. pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.	Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BDI or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Portfolio Managers

As of September 30, 2005, Scott Amero managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	35	$20.1 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15.2 billion	3	$3.6 billion
Other Accounts	416	$111.5 billion	21	$6.3 billion

As of September 30, 2005, Keith Anderson managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	30	$17.6 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	40	$14.1 billion	3	$3.6 billion
Other Accounts	397	$105.5 billion	21	$6.3 billion

As of September 30, 2005, Wayne J. Archambo, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	11	$5.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	18	$948 million	0	—

As of September 30, 2005, David Byrket, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	13	$7.8 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	8	$291 million	0	—

As of September 30, 2005, Thomas P. Callan, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	9	$1.8 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$27 million	0	—
Other Accounts	3	$607 million	1	$469 million

As of September 30, 2005, Michael D. Carey, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$1.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

As of September 30, 2005, R. Andrew Damm managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$1.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

As of September 30, 2005, Edward P. Dowd managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$1.1 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$121 million	0	—
Other Accounts	4	$726 million	0	—

As of September 30, 2005, Anthony F. Forcione, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$793 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	2	$19 million	0	—

As of September 30, 2005, Jeff Gary managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$1.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$1.8 billion	4	$1.8 billion
Other Accounts	10	$1.5 billion	1	$187 million

As of September 30, 2005, Andrew Gordon managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$819 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	19	$4.9 billion	3	$2.1 billion
Other Accounts	89	$24.5 billion	16	$2.3 billion

As of September 30, 2005, Fred Herrmann, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	13	$7.8 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	8	$291 million	0	—

As of September 30, 2005, Kevin Klingert managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	45	$12.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$220 million	1	$220 million
Other Accounts	152	$19.5 billion	1	$7.4 million

As of September 30, 2005, Todd Kopstein managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$3.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	20	$2.1 billion	0	—
Other Accounts	61	$18.7 billion	7	$1.5 billion

As of September 30, 2005, Eileen M. Leary, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	7	$2.5 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$15 million	0	—
Other Accounts	6	$258 million	0	—

As of September 30, 2005, Jeffrey R. Lindsey, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$1.1 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$121 million	0	—
Other Accounts	4	$726 million	0	—

As of September 30, 2005, James McGinley managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	20	$4.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$220 million	1	$220 million
Other Accounts	32	$4.5 billion	1	$11.5 million

As of September 30, 2005, Kate O’Connor, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	8	$4.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	13	$750 million	0	—

As of September 30, 2005, Eric Pellicciaro managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$744 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$749 million	0	—
Other Accounts	42	$21.8 billion	0	—

As of September 30, 2005, Andrew J. Phillips managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	24	$13.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	28	$9.2 billion	1	$1.2 billion
Other Accounts	323	$109 billion	20	$5.8 billion

As of September 30, 2005, Daniel J. Rice III managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$2.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$1.4 billion	5	$1.2 billion
Other Accounts	14	$1.5 billion	5	$317 million

As of September 30, 2005, Jean M. Rosenbaum, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$554 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	1	$27 million	0	—

As of September 30, 2005, Stuart Spodek managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	7	$6.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$4.2 billion	3	$2.1 billion
Other Accounts	130	$28.1 billion	11	$1.7 billion

As of September 30, 2005, Scott Thiel managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$1.1 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$1.7 billion	0	—
Other Accounts	93	$23 billion	0	—

As of September 30, 2005, Andrew F. Thut managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$896 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	5	$243 million	0	—

As of September 30, 2005, Anne Truesdale, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$1.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$15 million	0	—
Other Accounts	0	—	0	—

As of September 30, 2005, Neil Wagner managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	7	$2.5 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$15 million	0	—
Other Accounts	6	$258 million	0	—

As of September 30, 2005, Denis J. Walsh III, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$2.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$1.4 billion	5	$1.2 billion
Other Accounts	14	$1.5 billion	5	$317 million

As of September 30, 2005, Brian Weinstein managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$1.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	47	$16 billion	0	—

As of September 30, 2005, Erin Xie, PhD managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$547 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	1	$39 million	0	—

As of September 30, 2005, Linda Zhang, PhD managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$772 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that Messrs. Anderson, Amero, Phillips, Rice, Walsh, Spodek, McGinley, Klingert, Callan, Gary, Gordon and Kopstein currently manage certain accounts that are subject to performance fees. In addition, Messrs. Anderson, Amero, Phillips, Gary, Gordon, Klingert, Spodek, Rice and Walsh assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Ms. Xie, Ms. Leary, Ms. Truesdale, Ms. O’Connor, Ms. Rosenbaum and Messrs. Archambo, Forcione, Walsh, Callan, Damm, Herrmann, Byrket, Gary, Thiel, Lindsey, Dowd, Wagner, Thut, Carey, Anderson, Amero, Klingert, McGinley, Kopstein, Phillips, Pellicciaro, Spodek, Weinstein and Gordon have received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Ms. O’Connor, Ms. Rosenbaum and Messrs. Archambo, Callan, Damm, Herrmann, Byrket, Gary, Thiel, Wagner, Carey, Anderson, Amero, Klingert, McGinley, Kopstein, Phillips, Pellicciaro, Spodek and Gordon was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Ms. Xie, Ms. Leary, Ms. O’Connor, Ms. Rosenbaum and Messrs. Archambo, Rice, Walsh, Callan, Damm, Herrmann, Byrket, Lindsey, Dowd, Wagner, Thut, Carey, Anderson, Amero, Kopstein, Phillips, Pellicciaro, Spodek and Gordon is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards —While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Ms. Rosenbaum and Messrs. Archambo, Callan, Damm, Herrmann, Byrket, Wagner, Carey, Anderson, Amero, Klingert, McGinley, Kopstein, Phillips, Pellicciaro, Spodek and Gordon have been granted stock options in prior years, and Messrs. Archambo, Walsh, Callan, Gary, Thiel, Lindsey, Anderson, Amero, Klingert, Phillips, Spodek and Gordon participate in BlackRock’s restricted stock program.

Incentive Savings Plans —The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (“ESPP”) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc. common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Wayne J. Archambo, CFA	Mid-Cap Value Equity Aurora Small Cap Value Equity	A combination of market-based indices (e.g., The Russell 2000 Value Index, The Russell 2500 Value Index, The Russell Midcap Value Index), certain customized indices and certain fund industry peer groups.

Anthony F. Forcione, CFA	Mid-Cap Value Equity	A combination of market-based indices (e.g., The Russell Midcap Value Index), certain customized indices and certain fund industry peer groups.

Daniel J. Rice III	Global Resources All-Cap Global Resources	A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Natural Resources Funds Index), certain customized indices and certain fund industry peer groups.

Denis J. Walsh III, CFA	Global Resources All-Cap Global Resources	A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Natural Resources Funds Index), certain customized indices and certain fund industry peer groups.

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Thomas P. Callan, CFA	Health Sciences Opportunities Global Science & Technology Opportunities U.S. Opportunities International Opportunities Global Opportunities	A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Health/Biotechnology Funds Index, The Russell 3000 Healthcare Index, The S&P/Citigroup Extended Market Index, The S&P/Citigroup Extended Market Global Ex-U.S. Index, The Pacific Stock Exchange Technology Index, The S&P/Citigroup Global BMI), certain customized indices and certain fund industry peer groups.

Erin Xie, PhD	Health Sciences Opportunities Global Science & Technology Opportunities Global Opportunities	A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Health/Biotechnology Funds Index, The Russell 3000 Healthcare Index, The S&P/Citigroup Extended Market Index, The Pacific Stock Exchange Technology Index, The S&P/Citigroup Global BMI), certain customized indices and certain fund industry peer groups.

R. Andrew Damm	Asset Allocation	A combination of market-based indices (e.g., custom 60% Standard & Poor’s 500 Index/40% Lehman Aggregate), certain customized indices and certain fund industry peer groups.

Linda Zhang, PhD	Asset Allocation	A combination of market-based indices (e.g., custom 60% Standard & Poor’s 500 Index/40% Lehman Aggregate), certain customized indices and certain fund industry peer groups.

Fred Herrmann, CFA	Investment Trust	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index, The Russell 1000 Growth Index, The Russell 1000 Value Index), certain customized indices and certain fund industry peer groups.

David Byrket, CFA	Investment Trust	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index, The Russell 1000 Growth Index, The Russell 1000 Value Index), certain customized indices and certain fund industry peer groups.

Jeffrey R. Lindsey, CFA	Legacy Exchange	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index, The Russell 1000 Growth Index), certain customized indices and certain fund industry peer groups.

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Edward P. Dowd	Legacy Exchange	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index, The Russell 1000 Growth Index), certain customized indices and certain fund industry peer groups.

Eileen M. Leary, CFA	Mid-Cap Growth Equity Small/Mid-Cap Growth Small Cap Growth Equity	A combination of market-based indices (e.g., The Russell 2500 Growth Index, The Russell 2000 Growth Index, The Russell Midcap Growth Index), certain customized indices and certain fund industry peer groups.

Anne Truesdale, CFA	Mid-Cap Growth Equity	A combination of market-based indices (e.g., The Russell Midcap Growth Index), certain customized indices and certain fund industry peer groups.

Neil Wagner	Mid-Cap Growth Equity Small/Mid-Cap Growth Small Cap Core Equity Small Cap Growth Equity	A combination of market-based indices (e.g., The Russell 2000 Index, The Russell 2000 Growth Index, The Russell 2500 Growth Index, The Russell Midcap Growth Index), certain customized indices and certain fund industry peer groups.

Kate O’Connor, CFA	Aurora Small Cap Value Equity Small Cap Core Equity	A combination of market-based indices (e.g., The Russell 2000 Index, The Russell 2000 Value Index, The Russell 2500 Value Index), certain customized indices and certain fund industry peer groups.

Andrew F. Thut	Small/Mid-Cap Growth Small Cap Growth Equity	A combination of market-based indices (e.g., The Russell 2000 Growth Index, The Russell 2500 Growth Index), certain customized indices and certain fund industry peer groups.

Jean M. Rosenbaum, CFA	U.S. Opportunities Global Science & Technology Opportunities Global Opportunities	A combination of market-based indices (e.g., The S&P/Citigroup Extended Market Index, The Pacific Stock Exchange Technology Index, The S&P/Citigroup Global BMI), certain customized indices and certain fund industry peer groups.

Michael D. Carey, CFA	International Opportunities Global Opportunities	A combination of market-based indices (e.g., The S&P/Citigroup Extended Market Ex-U.S. Index, The S&P/Citigroup Global BMI), certain customized indices and certain fund industry peer groups.

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Keith Anderson	Enhanced Income Low Duration Intermediate Government Bond Intermediate Bond II Intermediate Bond Total Return II Total Return Managed Income Strategic Portfolio I	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

Scott Amero	Enhanced Income Low Duration Intermediate Government Bond Intermediate Bond II Intermediate Bond Total Return II Total Return Managed Income High Yield Bond	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index, Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

Todd Kopstein	Enhanced Income Low Duration Intermediate Government Bond Intermediate Bond II	A combination of market-based indices (e.g. Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index), certain customized indices and certain fund industry peer groups.

Walter O’Connor	AMT-Free Municipal Bond Delaware Municipal Bond Ohio Municipal Bond Kentucky Municipal Bond

Andrew J. Phillips	Government Income GNMA Intermediate Government Bond Intermediate Bond Intermediate Bond II Total Return Total Return II Managed Income Portfolios	A combination of market-based indices (e.g., Custom 50% Lehman Brothers Mortgage /50% Merrill Lynch 10-Year Treasury Index, Lehman GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Eric Pellicciaro	Government Income GNMA	A combination of market-based indices (e.g., custom 50% Lehman Brothers Mortgage /50% Merrill Lynch 10-Year Treasury Index, Lehman GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Stuart Spodek	Inflation Protected Bond	A combination of market-based indices (e.g., Lehman Brothers Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Brian Weinstein	Inflation Protected Bond	A combination of market-based indices (e.g., Lehman Brothers Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Andrew Gordon	International Bond Global Opportunities Strategic Portfolio I	A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index, MSCI All Country World Index), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

Scott Thiel	International Bond Strategic Portfolio I	A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

Jeff Gary	High Yield Bond	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Kevin Klingert	AMT-Free Municipal Bond Delaware Municipal Bond Ohio Municipal Bond Kentucky Municipal Bond	A combination of market-based indices (e.g., Lehman Brothers 1-Year Municipal Bond Index, Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

James McGinley	AMT-Free Municipal Bond Delaware Municipal Bond Ohio Municipal Bond Kentucky Municipal Bond	A combination of market-based indices (e.g., Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

As of September 30, 2005, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned[6]
Wayne J. Archambo, CFA	Mid-Cap Value Equity	None
	Aurora	None
	Small Cap Value Equity	$100,001-$500,000

Anthony F. Forcione, CFA	Mid-Cap Value Equity	$100,001-$500,000

Daniel J. Rice III	Global Resources	$500,001-$1,000,000
	All-Cap Global Resources	None

Denis J. Walsh III, CFA	Global Resources	$100,001-$500,000
	All-Cap Global Resources	None

Thomas P. Callan, CFA	Health Sciences Opportunities	None
	Global Science & Technology Opportunities	None
	U.S. Opportunities	$10,001-$50,000
	International Opportunities	$100,001-$500,000
	Global Opportunities	None

Erin Xie, PhD	Health Sciences Opportunities	None
	Global Science & Technology Opportunities	None
	Global Opportunities	None

R. Andrew Damm	Asset Allocation	None

Linda Zhang, PhD	Asset Allocation	$1-$10,000

Fred Herrmann, CFA	Investment Trust	None

David Byrket, CFA	Investment Trust	None

Jeffrey R. Lindsey, CFA	Legacy	$100,001-$500,000
	Exchange	None

Edward P. Dowd	Legacy	None
	Exchange	None

Eileen M. Leary, CFA	Mid-Cap Growth Equity	$100,001-$500,000
	Small/Mid-Cap Growth	None
	Small Cap Growth Equity	None

Anne Truesdale, CFA	Mid-Cap Growth Equity	$50,001-$100,000

Neil Wagner	Mid-Cap Growth Equity	None
	Small/Mid-Cap Growth	None
	Small Cap Core Equity	None
	Small Cap Growth Equity	None

Kate O’Connor, CFA	Aurora	None
	Small Cap Value Equity	$1-$10,000
	Small Cap Core Equity	$50,001-$100,000

Andrew F. Thut	Small/Mid-Cap Growth	None
	Small Cap Growth Equity	$10,001-$50,000

Jean M. Rosenbaum, CFA	U.S. Opportunities	$50,001-$100,000
	Global Science & Technology Opportunities	$10,001-$50,000
	Global Opportunities	None

[6]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned[6]
Michael D. Carey, CFA	International Opportunities	$100,001-$500,000
	Global Opportunities	None

Keith Anderson	Enhanced Income	None
	Low Duration	$100,001-$500,000
	Intermediate Government Bond	None
	Intermediate Bond II	None
	Intermediate Bond	None
	Total Return II	$100,001-$500,000
	Total Return	$100,001-$500,000
	Managed Income	None

Scott Amero	Enhanced Income	None
	Low Duration	$500,001-$1,000,000
	Intermediate Government Bond	None
	Intermediate Bond II	None
	Intermediate Bond	None
	Total Return II	$10,001-$50,000
	Total Return	None
	Managed Income	None
	High Yield Bond	None

Todd Kopstein	Enhanced Income	None
	Low Duration	None
	Intermediate Government Bond	None
	Intermediate Bond II	None

Andrew J. Phillips	Government Income	None
	GNMA	None

Eric Pellicciaro	Government Income	None
	GNMA	None

Stuart Spodek	Inflation Protected Bond	None

Brian Weinstein	Inflation Protected Bond	None

Andrew Gordon	International Bond	$100,001-$500,000
	Global Opportunities	None

Scott Thiel	International Bond	None

Jeff Gary	High Yield Bond	None

Kevin Klingert	AMT-Free Municipal Bond	None
	Delaware Municipal Bond	None
	Ohio Municipal Bond	None
	Kentucky Municipal Bond	None

James McGinley	AMT-Free Municipal Bond	None
	Delaware Municipal Bond	None
	Ohio Municipal Bond	None
	Kentucky Municipal Bond	None

Portfolio Transactions

In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund will be made in accordance with Rule 17e-1 under the 1940 Act.

No Portfolio has any obligation to deal with any broker or group of brokers in the execution of Portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser’s or sub-adviser’s other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. The advisory fees that the Portfolios pay to the adviser will not be reduced as a consequence of the adviser’s or sub-advisers’ receipt of brokerage and research services. To the extent the Portfolios’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolios will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Portfolios. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

Commission rates for brokerage transactions on non-U.S. stock exchanges are generally fixed.

During the 12 months ended September 30, 2005, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Investment Trust	$1,484,641
Legacy	462,772
Mid-Cap Value Equity	1,670,570
Mid-Cap Growth Equity	755,430
Aurora	8,884,499
Small-Mid Cap Growth	1,126,539
Small Cap Value Equity	682,766
Small Cap Core Equity	154,102
Small Cap Growth Equity	2,165,788
U.S. Opportunities	364,176
Health Sciences Opportunities	702,901
Asset Allocation	1,128,527
Exchange	4,512
Global Science & Technology Opportunities	146,516
Global Resources Equity	345,601
All Cap Global Resources	187,441
International Opportunities	2,106,960
Enhanced Income	2,260
Low Duration Bond	85,300
Intermediate Government Bond	22,520
Intermediate Bond II	30,754
Intermediate Bond	789
Total Return II	116,115
Total Return	13,089
Government Income	105,705

Portfolios	Brokerage Commissions
Inflation Protected Bond	8,376
GNMA	52,147
Managed Income	44,334
International Bond	26,776
High Yield	314
AMT-Free Municipal Bond	45,502
Ohio Municipal Bond	10,019
Delaware Municipal Bond	7,542
Kentucky Municipal Bond	7,412

During the 12 months ended September 30, 2004, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Mid-Cap Value Equity	$312,503
Mid-Cap Growth Equity	177,227
Small Cap Value Equity	890,786
Small Cap Core Equity	29,200
Small Cap Growth Equity	2,365,277
U.S. Opportunities Equity	553,365
Global Science & Technology Opportunities	250,428
International Opportunities Equity	1,902,919
Investment Trust	173,045
Asset Allocation	177,084
Enhanced Income	356
Low Duration Bond	63,884
Intermediate Government Bond	7,716
Intermediate Bond II	25,976
Intermediate Bond	213
Total Return II	122,185
Total Return	11,979
Government Income	38,570
Inflation Protected Bond	49
GNMA	45,358
Managed Income	54,503
High Yield Bond	4,507
International Bond	10,803
AMT-Free Municipal Bond	11,231
Ohio Municipal Bond	2,301
Delaware Municipal Bond	1,715
Kentucky Municipal Bond	2,334

During the 12 months ended September 30, 2003, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Mid-Cap Value Equity	$731,020
Mid-Cap Growth Equity	1,072,457
Small Cap Value Equity	1,900,206
Small Cap Core Equity	8,867
Small Cap Growth Equity	3,461,067
U.S. Opportunities	1,107,585

Portfolios	Brokerage Commissions
Global Science & Technology Opportunities	428,479
International Opportunities	525,050
Investment Trust	577,817
Asset Allocation	436,437
Low Duration Bond	22,425
Intermediate Government Bond	9,158
Intermediate Bond II	22,998
Total Return II	91,691
Total Return	14,772
Government Income	28,355
Managed Income	55,736
GNMA	15,999
High Yield Bond	0
International Bond	5,664
AMT-Free Municipal Bond	4,726
Ohio Municipal Bond	1,754
Delaware Municipal Bond	1,133
Kentucky Municipal Bond	1,670

The following table shows the dollar amount of brokerage commissions paid to brokers for providing third party research services and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 2005. The provision of third party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Portfolio	$ Amount of Commissions Paid to Brokers for Providing Third Party Research Services 10/01/04-09/30/05	$ Amount of Brokerage Transactions Involved 10/01/04-09/30/05
BlackRock Asset Allocation	$255,477	$248,625,561
BlackRock Investment Trust	$569,421	$820,973,100
BlackRock Global Science & Technology Opportunities	$29,759	$13,618,051
BlackRock International Opportunities	$2,478	$2,764,062
BlackRock Mid-Cap Growth Equity	$168,775	$113,255,353
BlackRock Mid-Cap Value Equity	$596,791	$354,017,230
BlackRock Small Cap Growth Equity	$693,094	$277,477,099
BlackRock Small Cap Core Equity	$36,287	$20,784,160
BlackRock Small Cap Value Equity	$206,417	$94,116,271
BlackRock U.S. Opportunities	$47,224	$20,439,550
BlackRock All-Cap Global Resources	$27,034	$41,893,601
BlackRock Aurora	$2,457,839	$1,300,247,974
BlackRock Global Resources	$20,032	$12,699,224
BlackRock Health Sciences Opportunities	$147,953	$110,033,496
BlackRock Legacy	$115,405	$89,752,481
BlackRock Small/Mid Cap Growth	$4,512	$3,329,227

Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “hot issue,” the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security.

In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”). In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Portfolio. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BIMC, BFM, PNC Bank, PTC, BIL, PFPC, BDI or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock Advisors, Inc., BIMC, BFM, PNC Bank, PTC, BIL, PFPC, BDI or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 2005, the following Portfolios held the following securities:

Portfolio	Security	Value
Money Market
Citigroup, Inc.	Commercial Paper	$24,919,271.00
Credit Suisse First Boston	Certificate of Deposit	$5,000,336.00
Goldman Sachs Group, Inc.	Commercial Paper	$26,610,920.00
Merrill Lynch & Co., Inc.	Master Notes	$22,000,000.00
Merrill Lynch & Co., Inc.	Variable Rate Obligations	$50,000,000.00
Morgan Stanley	Master Notes	$50,000,000.00
Morgan Stanley	Repurchase Agreement	$123,873,000.00

Portfolio	Security	Value
U.S. Treasury Money Market
J.P. Morgan Chase & Co.	Repurchase Agreement	$100,000,000.00
Lehman Brothers Holdings, Inc.	Repurchase Agreement	$100,000,000.00
Morgan Stanley	Repurchase Agreement	$55,343,000.00
UBS	Repurchase Agreement	$100,000,000.00

Enhanced Income
Bear Stearns & Co	Collateralized Mortgage Obligation	$1,134,023.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$319,783.00
Citigroup, Inc.	Corporate Bond	$195,190.00
Credit Suisse First Boston	Collateralized Mortgage Obligation	$76,015.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$720,565.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$489,609.00
J.P. Morgan Chase & Co.	Corporate Bond	$151,763.00
J.P. Morgan Chase & Co.	Asset Backed Security	$390,156.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$404,560.00
Merrill Lynch & Co., Inc.	Commercial Mortgage Backed Security	$118,443.00
Merrill Lynch & Co., Inc.	Collateralized Mortgage Obligation	$1,019,983.00

Low Duration Bond
Bear Stearns & Co	Collateralized Mortgage Obligation	$28,848,147.00
Citigroup, Inc.	Commercial Mortgage Backed Security	$11,453,770.00
Citigroup, Inc.	Corporate Bonds	$5,074,940.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$8,855,687.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$13,206,546.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$20,271,496.00
J.P. Morgan Chase & Co.	Corporate Bond	$3,291,904.00
J.P. Morgan Chase & Co.	Asset Backed Security	$26,875,390.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$17,735,565.00
Merrill Lynch & Co., Inc.	Collateralized Mortgage Obligation	$1,627,236.00

Intermediate Government Bond
Bear Stearns & Co	Collateralized Mortgage Obligation	$2,557,135.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$4,563,200.00
Credit Suisse First Boston	Collateralized Mortgage Obligation	$26,196.00
Deutsche Bank Securities, Inc.	Collateralized Mortgage Obligations	$1,217,096.00
J.P. Morgan Chase & Co.	Asset Backed Security	$8,940,754.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$5,523,593.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$10,414,120.00
Morgan Stanley	Commercial Mortgage Backed Security	$3,771,527.00

Intermediate Bond II
Barclays Investments, Inc.	Corporate Bond	$1,682,698.00
Bear Stearns & Co	Collateralized Mortgage Obligation	$16,224,044.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$5,022,928.00
Bear Stearns & Co	Corporate Bond	$3,338,895.00
Citigroup, Inc.	Corporate Bond	$16,658,197.00
Credit Suisse First Boston	Collateralized Mortgage Obligation	$71,033.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$6,189,114.00
Deutsche Bank Securities, Inc.	Corporate Bond	$1,966,112.00
Goldman Sachs Group, Inc.	Corporate Bond	$1,954,312.00
J.P. Morgan Chase & Co.	Corporate Bond	$9,901,225.00
J.P. Morgan Chase & Co.	Asset Backed Security	$5,949,879.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$2,201,060.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$7,605,560.00
Lehman Brothers Holdings, Inc.	Corporate Bond	$3,718,312.00
UBS	Corporate Bond	$550,270.00

Intermediate Bond
Bear Stearns & Co	Collateralized Mortgage Obligation	$217,612.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$431,254.00
Bear Stearns & Co	Corporate Bond	$47,698.00

Portfolio	Security	Value
Citigroup, Inc.	Commercial Mortgage Backed Security	$146,204.00
Citigroup, Inc.	Corporate Bond	$322,231.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$240,025.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$185,156.00
J.P. Morgan Chase & Co.	Corporate Bond	$102,838.00
J.P. Morgan Chase & Co.	Asset Backed Security	$170,693.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$311,826.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$574,034.00
Morgan Stanley	Commercial Mortgage Backed Security	$6,797.00
Morgan Stanley	Corporate Bond	$72,759.00
UBS	Corporate Bond	$11,595.00

Total Return II
Barclays Investments, Inc.	Corporate Bond	$1,802,550.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$28,779,499.00
Citigroup, Inc.	Corporate Bond	$53,801,201.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$1,630,675.00
Deutsche Bank Securities, Inc.	Corporate Bond	$5,475,250.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$22,994,235.00
Goldman Sachs Group, Inc.	Asset Backed Security	$7,241,072.00
J.P. Morgan Chase & Co.	Corporate Bond	$9,745,578.00
J.P. Morgan Chase & Co.	Asset Backed Security	$18,410,486.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$32,876,560.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$10,835,834.00
Lehman Brothers Holdings, Inc.	Corporate Bond	$2,611,709.00
Merrill Lynch & Co., Inc.	Commercial Mortgage Backed Security	$7,202,960.00
Morgan Stanley	Commercial Mortgage Backed Security	$10,895,942.00
Morgan Stanley	Corporate Bond	$2,035,980.00
UBS	Corporate Bond	$1,610,265.00

Total Return
Barclays Investments, Inc.	Corporate Bond	$197,000.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$3,333,375.00
Citigroup, Inc.	Corporate Bond	$6,581,459.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$348,822.00
Deutsche Bank Securities, Inc.	Corporate Bond	$796,400.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$4,066,189.00
J.P. Morgan Chase & Co.	Corporate Bond	$569,029.00
J.P. Morgan Chase & Co.	Asset Backed Security	$2,219,012.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$2,988,122.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$2,802,485.00
Lehman Brothers Holdings, Inc.	Corporate Bond	$857,851.00
Morgan Stanley	Commercial Mortgage Backed Security	$877,548.00
Morgan Stanley	Corporate Bond	$712,593.00
UBS	Corporate Bond	$46,339.00

Government Income Bond
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$1,777,497.00

GNMA
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$3,554,995.00

Managed Income Bond
Bear Stearns & Co	Collateralized Mortgage Obligation
Bear Stearns & Co	Commercial Mortgage Backed Security	$13,087,062.00
Bear Stearns & Co	Corporate Bond	$952,949.00
Citigroup, Inc.	Corporate Bond	$9,339,394.00
Deutsche Bank Securities, Inc.	Corporate Bond	$1,592,800.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$8,802,363.00
J.P. Morgan Chase & Co.	Corporate Bond	$3,419,735.00

Portfolio	Security	Value
J.P. Morgan Chase & Co.	Asset Backed Security	$5,535,338.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$7,575,913.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$8,666,347.00
Lehman Brothers Holdings, Inc.	Corporate Bond	$362,177.00
Morgan Stanley	Commercial Mortgage Backed Security	$4,510,852.00

International Bond
Bear Stearns & Co	Collateralized Mortgage Obligation	$5,090,704.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$3,180,660.00
Citigroup, Inc.	Corporate Bond	$1,748,105.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$5,658,761.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$4,978,328.00
J.P. Morgan Chase & Co.	Asset Backed Security	$3,365,095.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$7,397,923.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$5,726,527.00
Morgan Stanley	Commercial Mortgage Backed Security	$716,632.00

Investment Trust
Bear Stearns & Co	Common Stock	$9,965,300.00
Citigroup, Inc.	Common Stock	$24,758,328.00
Lehman Brothers Holdings, Inc.	Common Stock	$15,585,024.00
Morgan Stanley	Short Term Investments	$51,521,364.00

Legacy
Morgan Stanley	Short Term Investments	$16,243,481.00

Mid-Cap Value
Morgan Stanley	Short Term Investments	$12,844,779.00

Mid-Cap Growth
Morgan Stanley	Short Term Investments	$8,779,314.00

Aurora
Morgan Stanley	Short Term Investments	$7,746,680.00

Small/Mid-Cap Growth
Morgan Stanley	Short Term Investments	$5,420,960.00

Small Cap Core
Morgan Stanley	Short Term Investments	$574,108.00

Small Cap Growth
Morgan Stanley	Short Term Investments	$6,250,510.00

Global Science & Tech
Morgan Stanley	Short Term Investments	$171,414.00

Global Resources
Morgan Stanley	Short Term Investments	$13,114,977.00

All Cap Global Resources
Morgan Stanley	Short Term Investments	$11,087,840.00

Health Sciences Opportunities
Morgan Stanley	Short Term Investments	$8,180,228.00

U.S. Opportunities
Morgan Stanley	Short Term Investments	$4,375,982.00

Portfolio	Security	Value
Asset Allocation
Bear Stearns & Co	Common Stock	$1,745,025.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$2,519,628.00
Citigroup, Inc.	Asset Backed Security	$822,625.00
Citigroup, Inc.	Common Stock	$5,116,448.00
Citigroup, Inc.	Corporate Bonds	$2,827,584.00
Credit Suisse First Boston	Corporate Bonds	$341,168.00
Goldman Sachs Group, Inc.	Corporate Bonds	$613,979.00
J.P. Morgan Chase & Co.	Common Stock	$1,224,873.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$7,548,435.00
J.P. Morgan Chase & Co.	Corporate Bonds	$859,455.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$8,875,623.00
Lehman Brothers Holdings, Inc.	Common Stock	$2,341,248.00
Lehman Brothers Holdings, Inc.	Corporate Bonds	$561,294.00
Merrill Lynch & Co., Inc.	Corporate Bonds	$415,562.00
Morgan Stanley	Commercial Mortgage Backed Security	$1,848,082.00
Morgan Stanley	Short Term Investments	$26,568,007.00
UBS	Corporate Bonds	$40,546.00

PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.
Investor Shares

Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for retirement plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, sub-advisers, BDI or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information. Shares of each Portfolio of the Fund are sold on a continuous basis by BDI as distributor. BDI maintains its principal offices at 760 Moore Road, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Unless a sales charge waiver applies, Investor B or Investor B1 shareholders of a Bond or Equity Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase, Investor B2 shareholders of a Bond Portfolio pay a contingent deferred sales charge if they redeem during the first three years after purchase, and Investor C, Investor C1 or Investor C2 shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A and Investor A1 Shares.

Dealer Reallowances. The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain of the Funds’ Non-Money Market Investor A Shares. In cases where BDI acts as dealer, it will not receive a placement fee on purchases of over $1 million of Investor A Shares. For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares in the Low Duration Bond Portfolio will result in a placement fee of .50% on the first $3 million and .25% on the final $1 million).

LOW DURATION BOND PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $50,000	2.75%
$50,000 but less than $100,000	2.50
$100,000 but less than $250,000	2.25
$250,000 but less than $500,000	1.50
$500,000 but less than $1,000,000	1.00
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

ENHANCED INCOME PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $50,000	2.75%
$50,000 but less than $100,000	2.50
$100,000 but less than $250,000	2.25
$250,000 but less than $500,000	1.50
$500,000 but less than $1,000,000	1.00
$1 million but less than $3 million	0.15
$3 million but less than $15 million	0.10
$15 million and above	0.05

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INTERMEDIATE GOVERNMENT BOND, INTERMEDIATE BOND, INTERMEDIATE BOND II, TOTAL RETURN, TOTAL RETURN II, GNMA, GOVERNMENT INCOME AND MANAGED INCOME PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INTERNATIONAL BOND AND HIGH YIELD BOND PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

AMT-FREE MUNICIPAL BOND, OHIO MUNICIPAL BOND, DELAWARE MUNICIPAL BOND AND KENTUCKY MUNICIPAL BOND PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $100,000	4.00%
$100,000 but less than $250,000	3.00
$250,000 but less than $500,000	2.25
$500,000 but less than $1,000,000	2.00
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INFLATION PROTECTED BOND PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.15
$3 million but less than $15 million	0.10
$15 million and above	0.05

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

LEGACY AND ASSET ALLOCATION PORTFOLIOS AND INVESTMENT TRUST:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $25,000	5.00%
$25,000 but less than $50,000	4.50
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	2.75
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

MID-CAP VALUE EQUITY, MID-CAP GROWTH EQUITY, SMALL CAP VALUE EQUITY, SMALL CAP CORE EQUITY, SMALL CAP GROWTH EQUITY, GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES, U.S. OPPORTUNITIES, SMALL/MID-CAP GROWTH, AURORA, HEALTH SCIENCES OPPORTUNITIES, GLOBAL RESOURCES, GLOBAL OPPORTUNITIES, INTERNATIONAL OPPORTUNITIES AND ALL-CAP GLOBAL RESOURCES PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $25,000	5.00%
$25,000 but less than $50,000	4.50
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	2.75
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	1.00
$3 million but less than $15 million	0.50
$15 million and above	0.25

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. Furthermore, BDI, BlackRock and their affiliates may, out of their assets and not as an additional charge to the Portfolios, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. BDI, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations. The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable NASD regulations.

The following special purchase plans result in the waiver or reduction of sales charges for Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of each of the Equity and Bond Portfolios.

Sales Charge Waivers For Each of the Equity and Bond Portfolios—Investor A Shares

Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares. BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Non-Money Market Portfolios by Qualified Plans:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

Other. The following persons associated with the Fund, BDI, the Fund’s investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares of each of the Bond and Equity Portfolios without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with BDI; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge: (a) authorized qualified employee benefit plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (g) MetLife employees. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges For Each of the Equity and Bond Portfolios—Investor A and Investor A1 Shares

Because of reductions in the front-end sales charge for purchases of Investor A or Investor A1 Shares aggregating $50,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A or Investor A1 Shares. In any event, the Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares.

Quantity Discounts. Larger purchases may reduce the sales charge price. Upon notice to the investor’s broker or the transfer agent, purchases of Investor A or Investor A1 Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; or (b) a trustee or fiduciary of a single trust estate or single fiduciary account.

Right of Accumulation. Under the Right of Accumulation, the current value of an investor’s existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in any Portfolio may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A, A1, B, B1, B2, C, C1, C2 or Institutional Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

Reinstatement Privilege. Upon redemption of Investor Shares, a shareholder may reinvest the redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A or Investor A1 Shares of the SAME Portfolio without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided the Investor A or Investor A1 Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. To exercise this privilege, PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A, B, C or Institutional Shares which, if made at one time, would qualify for a reduced sales charge. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent.

During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor B, Investor B1 and Investor B2 Shares

Investor B and Investor B1 Shares of the Non-Money Market Portfolios are subject to a deferred sales charge if they are redeemed within six years of purchase, and Investor B2 Shares of the Non-Money Market Portfolios are subject to a deferred sales charge if they are redeemed within three years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B, Investor B1 or Investor B2 Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor C, Investor C1 and Investor C2 Shares.

Investor C, Investor C1 and Investor C2 Shares

Investor C, Investor C1 and Investor C2 Shares of the Non-Money Market Portfolios are subject to a deferred sales charge of 1% based on the lesser of the original cost or the net asset value of the Investor C, Investor C1 or Investor C2 Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C, Investor C1 or Investor C2 Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor B, Investor B1 and Investor B2 Shares.

Exemptions from and Reductions of the Contingent Deferred Sales Charge

Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares. The contingent deferred sales charge on Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares of the Non-Money Market Portfolios is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C2 and Investor C2 Shares purchased through certain authorized qualified employee benefit plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions in connection with a shareholder’s death (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares; (6) involuntary redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; and (8) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no contingent deferred sales charge is charged on Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares acquired through the reinvestment of dividends or distributions.

Investor B Shares of the Intermediate Government Bond and Managed Income Portfolios purchased from December 1, 1999, to December 31, 1999, are subject to a CDSC at the rates shown in the chart below:

Number of Years Elapsed Since Purchase	Contingent Deferred Sales Charge (as % of Dollar Amount Subject to the Charge)
Up to one year	3.50%
More than one but less than two years	3.00
More than two but less than three years	2.00
More than three but less than four years	1.00
More than four years	0.00

When an investor redeems Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

Exchange Privilege. Exchanges of Investor A and Investor A1 Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange. The exchange of Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a Money Market Portfolio for Investor A Shares of the Fund’s Non-Money Market Portfolios. Exchanges of Investor B or Investor C Shares of a Money Market Portfolio for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Fund will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B, Investor B1, Investor B2, Investor C, Investor C1 Investor C2 Shares of the Non-Money Market Portfolios, the holding period of the Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.

Investor A Shares of Money Market Portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PFPC at the following address: PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and BDI will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and BDI will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

The redemption of shares of one Portfolio and the subsequent investment in another Portfolio generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or Investor A1 Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a Money Market Portfolio. In addition, when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor B Shares or Investor C Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.

Automatic Investment Plan (“AIP”). Investor Share shareholders and certain Service Share shareholders who were shareholders or the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”). The Fund offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund (which includes the Fund and other funds as designated by BDI from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Investor A shareholders of the Money Market Portfolios may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by PFPC, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with PFPC. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. PNC bank, as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A or Investor A1 Shares owned to cover the check. When redeeming Investor A or Investor A1 Shares by check, an investor should make certain that there is an adequate number of Investor A or Investor A1 Shares in the account to cover the amount of the check. If an insufficient number of Investor A or Investor A1 Shares is held or if checks are not properly endorsed, they may not be honored and a $15 service charge will be incurred. Checks may not be presented for cash payments at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.

Computation of Public Offering Prices for Investor A Shares of the Non-Money Market Portfolios. An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios’ net assets as of March 31, 2006, follows:

	Enhanced Income Portfolio	Low Duration Bond Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond Portfolio II	Intermediate Bond Portfolio	Total Return Portfolio II	Total Return Portfolio	Government Income Portfolio
Net Assets	$2,689	$73,298,578	$307,523,095	$26,062,110	$44,512	$229,188,962	$103,490	$279,419,996
Outstanding Shares	274	7,446,327	30,470,692	2,852,711	4,526	24,433,142	10,324	26,298,782

Net Asset Value Per Share	$9.81	$9.84	$10.09	$9.14	$9.83	$9.38	$10.02	$10.62
Maximum Sales Charge, 4.00% of offering price (3.00% for Enhanced Income Portfolio and Low Duration Bond and 4.50% for Government Income)*	0.30	0.30	0.42	0.38	0.41	0.39	0.42	0.50

Offering to Public	$10.11	$10.14	$10.51	$9.52	$10.24	$9.77	$10.44	$11.12

*	The maximum sales charge as a percentage of the net asset value per share for each portfolio at March 31, 2006, was as follows: Enhanced Income Portfolio 3.06%; Low Duration Bond Portfolio 3.05%; Intermediate Government Bond Portfolio 4.16%; Intermediate Bond Portfolio II 4.16%; Intermediate Bond Portfolio 4.17%; Total Return Portfolio II 4.16%; Total Return Portfolio 4.19%; and Government Income Portfolio 4.71%.

	Inflation Protected Bond Portfolio	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio	High Yield Bond Portfolio	AMT-Free Municipal Bond Portfolio	Ohio Municipal Bond Portfolio
Net Assets	$4,057,955	$14,121,248	$25,090,861	$135,721,659	$262,249,018	$9,195,047	$7,118,942
Outstanding Shares	411,477	1,478,948	2,533,778	12,697,723	33,161,375	851,786	681,475

Net Asset Value Per Share	$9.86	$9.55	$9.90	$10.69	$7.91	$10.80	$10.45
Maximum Sales Charge, 4.00% of offering price (3.00% for Inflation Protected Bond, 4.50% for Managed Income and 5.00% for International Bond and High Yield Bond)*	0.30	0.40	0.47	0.56	0.42	0.45	0.44

Offering to Public	$10.16	$9.95	$10.37	$11.25	$8.33	$11.25	$10.89

*	The maximum sales charge as a percentage of the net asset value per share for each portfolio at March 31, 2006, was as follows: Inflation Protected Bond Portfolio 3.04%; GNMA Portfolio 4.19%; Managed Income Portfolio 4.75%; International Bond Portfolio 5.24%; High Yield Bond Portfolio 5.31%; AMT-Free Municipal Bond Portfolio 4.17%; and Ohio Municipal Bond Portfolio 4.21%.

	Delaware Municipal Bond Portfolio	Kentucky Municipal Bond Portfolio	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Small Cap Value Equity Portfolio
Net Assets	$11,603,191	$6,136,908	$485,915,347	$298,881,827	$29,879,983
Outstanding Shares	1,195,055	642,301	37,136,137	27,800,961	2,254,059

Net Asset Value Per Share	$9.71	$9.55	$13.08	$10.75	$13.26
Maximum Sales Charge, 4.00% of offering price (5.75% for Mid-Cap Value, Mid-Cap Growth and Small-Cap Value)*	0.40	0.40	0.80	0.66	0.81

Offering to Public	$10.11	$9.95	$13.88	$11.41	$14.07

*	The maximum sales charge as a percentage of the net asset value per share for each portfolio at March 31, 2006, was as follows: Delaware Municipal Bond Portfolio 4.12%; Kentucky Municipal Bond Portfolio 4.19%; Mid-Cap Value Equity Portfolio 6.12%; Mid-Cap Growth Equity Portfolio 6.14%; and Small Cap Value Equity Portfolio 6.03%.

	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio	U.S. Opportunities Portfolio	Global Science & Technology Opportunities Portfolio	Legacy Portfolio	Aurora Portfolio
Net Assets	$20,180,776	$180,778,895	$41,917,157	$13,890,571	$122,399,851	$1,494,820,058
Outstanding Shares	1,057,727	9,861,528	1,431,680	1,889,498	8,257,037	$40,584,227

Net Asset Value Per Share	$19.08	$18.33	$29.28	$7.35	$14.82	$36.83
Maximum Sales Charge, 5.75% of offering price*	1.16	1.12	1.79	0.45	0.90	2.25

Offering to Public	$20.24	$19.45	$31.07	$7.80	$15.72	$39.08

*	The maximum sales charge as a percentage of the net asset value per share for each portfolio at March 31, 2006, was as follows: Small Cap Core Equity Portfolio 6.08%; Small Cap Growth Equity Portfolio 6.11%; U.S. Opportunities Portfolio 6.11%; Global Science & Technology Opportunities Portfolio 6.12%; Legacy Portfolio 6.07%; and Aurora Portfolio 6.11%.

	International Opportunities Equity Portfolio	Investment Trust Portfolio	Small/Mid-Cap Growth Portfolio	Global Resources Portfolio	All-Cap Global Resources Portfolio
Net Assets	$416,510,626	$515,100,408	$235,168,905	$863,756,025	$190,011,609
Outstanding Shares	10,377,165	38,432,979	14,951,120	11,831,650	12,923,707

Net Asset Value Per Share	$40.14	$13.40	$15.73	$73.00	$14.70
Maximum Sales Charge, 5.75% of offering price (5.00% for International Opportunities)*	2.11	0.82	$0.96	$4.45	$0.90

Offering to Public	$42.25	$14.22	$16.69	$77.45	$15.60

*	The maximum sales charge as a percentage of the net asset value per share for each portfolio at March 31, 2006, was as follows: International Opportunities Portfolio 5.26%; Investment Trust Portfolio 6.12%; Small/Mid-Cap Growth Portfolio 6.10%; Global Resources 6.10%; All-Cap Global Resources Portfolio 6.12%.

	Asset Allocation Portfolio	Health Sciences Opportunities Portfolio
Net Assets	$494,561,215	$362,291,272
Outstanding Shares	31,720,894	14,163,869

Net Asset Value Per Share	$15.59	$25.58
Maximum Sales Charge, 4.50% of offering price*	0.95	1.56

Offering to Public	$16.54	$27.14

*	The maximum sales charge as a percentage of the net asset value per share for each Portfolio at March 31, 2006 as follows: Asset Allocation Portfolio was 6.09%; Health Sciences Opportunities Portfolio 6.10%.

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2005 were as follows:

Portfolios	Front-End Sales Charges
Enhanced Income	$70
Low Duration Bond	90,813
Intermediate Government Bond	56,365
Intermediate Bond II	30,215
Intermediate	755
Total Return II	132,875
Total Return	100
Government Income	367,266
Managed Income	13,820
Inflation Protected Bond	21,922
GNMA	20,128
High Yield Bond	272,331
International Bond	846,214
AMT-Free Municipal Bond	22,567
Ohio Municipal Bond	36,441
Delaware Municipal Bond	42,867
Kentucky Municipal Bond	23,747
Investment Trust	199,854
Legacy	209,391

Portfolios	Front-End Sales Charges
Mid-Cap Value Equity	3,855,352
Mid-Cap Growth Equity	96,608
Aurora	4,187,423
Small/Mid Cap Growth	1,377,357
Small Cap Value Equity	31,489
Small Cap Core Equity	201,922
Small Cap Growth Equity	151,249
Global Science & Technology Opportunities	27,467
Global Resources	5,921,741
All Cap Global Resources	1,415,679
Health Sciences Opportunities	5,033,577
U.S. Opportunities	36,178
International Opportunities	1,037,519
Asset Allocation	7,368,210

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2004, were as follows:

Portfolios	Front-End Sales Charges
Low Duration Bond	$108,617
Intermediate Government Bond	21,397
Intermediate Bond II	107,135
Intermediate Bond	—
Total Return II	89,103
Total Return	100
Government Income	227,039
Managed Income	11,151
Inflation Protected Bond	1,848
GNMA	86,225
High Yield Bond	352,245
International Bond	444,266
AMT-Free Municipal Bond	9,520
Ohio Municipal Bond	14,021
Delaware Municipal Bond	114,863
Kentucky Municipal Bond	35,806
Mid-Cap Value Equity	8,342
Mid-Cap Growth Equity	16,615
Small Cap Value Equity	41,156
Small Cap Core Equity	87,872
Small Cap Growth Equity	119,665
U.S. Opportunities	51,146
Global Science & Technology Opportunities	69,453
International Opportunities	470,605
Investment Trust	19,120
Asset Allocation	24,094
Enhanced Income	—

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2003, were as follows:

Portfolios	Front-End Sales Charges
Low Duration Bond	$354,828
Intermediate Government Bond	101,741
Intermediate Bond II	99,285
Total Return II	239,377
Total Return	—
Government Income	473,984
Managed Income	26,986
GNMA	235,817
High Yield Bond	1,030,307
International Bond	345,921
AMT-Free Municipal Bond	32,281
Ohio Municipal Bond	22,754
Delaware Municipal Bond	89,771
Kentucky Municipal Bond	34,329
Mid-Cap Value Equity	2,910
Mid-Cap Growth Equity	17,062
Small Cap Value Equity	16,257
Small Cap Growth Equity	30,521
Small Cap Core Equity	—
U.S. Opportunities	56,350
Global Science & Technology Opportunities	15,595
International Opportunities	81,970
Investment Trust	11,770
Asset Allocation	18,862

Institutional and BlackRock Shares

Purchase of Shares. Employees of BlackRock, directors and trustees of the funds advised by BlackRock and accounts managed for their benefit may buy BlackRock or Institutional Shares of the Fund without regard to any existing minimum investment requirements. Employees and directors of Merrill Lynch & Co., Inc. and PNC Corp. may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional and BlackRock Shares and may suspend and resume the sale of shares of any Portfolio at any time.

Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional and BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Service Shares

Redemption of Shares. The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days’ written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund:

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administer.

If shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, the Fund will honor requests by any person by telephone at (800) 441-7762 or other means. The Fund reserves the right to terminate these redemptions privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above.

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.

DCC&S. Qualified Plans may be able to invest in shares of the Portfolios through the Defined Contribution Clearance and Settlement system (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Hilliard Lyons Shares (“HL Shares”)

Purchase of Shares. The minimum investment for the initial purchase of HL Shares is $1,000; there is a $100 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of a Portfolio, a Portfolio’s investment adviser, sub-advisers, BDI or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Other Purchase Information. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

R Shares

Purchase of Shares. R Shares are available only to certain authorized qualified employee benefit plans. The minimum investment for the initial purchase of R Shares is $100; there is a $50 minimum for subsequent investments.

Other Purchase Information. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of the Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectuses.

Payment of Redemption Proceeds

The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

Equity Portfolios. Each of the Equity Portfolios of the Fund will distribute substantially all of its net investment income and (except with respect to the Exchange Portfolio) net realized capital gains, if any, to shareholders. The net investment income of each of the Equity Portfolios is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the record day. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio of the Fund at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.

Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects otherwise. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

Bond Portfolios. Each of the Bond Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on “settled” shares (i.e., shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

Money Market Portfolios. Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Money Market Portfolio in which they invest. Each Money Market Portfolio’s net income is declared daily as a dividend. Shareholders whose purchase orders are executed at 12:30 p.m. (Eastern Time) receive dividends for that day. On the other hand, shareholders whose redemption orders have been received by 12:30 p.m. (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:30 p.m. (Eastern Time) do receive dividends for that day.

Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within ten business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually and will be taxed as ordinary income. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

VALUATION OF PORTFOLIO SECURITIES

In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees or a Committee thereof.

Money Market Portfolios. The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund’s Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed  1/2 of 1% for a Money Market Portfolio, the Fund’s Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund’s Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

Equity Portfolios. Net asset value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by each Equity Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price (“NOCP”), if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

Valuation of securities of non-U.S. issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio’s securities.

Bond Portfolios. Net asset value is calculated separately for each class of shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by each Bond Portfolio is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any securities that are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which the Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

Fair Value. When the exchange or market on which a security or other asset is traded does not open for trading for an entire trading day, and no other market prices are available, market quotations are not readily available. Market quotations may not be reliable when there is a substantial time differential between the close of trading for the asset and the time as of which the Fund values its assets and when significant events have occurred in the markets or in related instruments such as ADRs. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”).

Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Board of Trustees. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded or where there is a significant event subsequent to the most recent market quotation. For these purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is highly likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund.

BlackRock’s Pricing Group will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value. As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Each Portfolio of the Fund has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, each Portfolio generally is exempt from federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from (a) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies (including, but not limited to, gains from forward non-U.S. currency exchange contracts), or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”). The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio’s dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for the Money and Non-Money Market Municipal Portfolios to pay exempt-interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt-interest obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder’s gross income for regular federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993, for a price less than the principal amount of the bond is treated as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other exempt interest on their returns. Partnerships, in which all or substantially all of the partnership’s income is derived from the holding or disposition of tax-exempt obligations or shares in a regulated investment company that pays exempt-interest dividends and where the partnership meets certain procedural requirements, do not have to file Form 1065 or issue Schedule K-1s for the taxable year. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and non-U.S. corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

If a Money or Non-Money Market Municipal Portfolio distributes exempt-interest dividends during the shareholder’s taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

Distributions of investment company taxable income from a Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends received deduction described below) to shareholders as ordinary income to the extent of that Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares. However, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income that are designated by a Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. A Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year. If a Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Portfolio’s distributions may be classified as qualified dividend income, provided holding period and other requirements are met by both the shareholders and the Portfolio. Otherwise, only a portion of a Portfolio’s distributions may be eligible for classification as qualified dividend income. A Portfolio may designate such distributions as qualified dividend income only to the extent the Portfolio has qualified dividend income for the taxable year in which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money and Non-Money Market Municipal Portfolios may each purchase securities that do not bear tax-exempt interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

Except for the Exchange Portfolio, each Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. If a Portfolio retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders, and each shareholder will (i) be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of tax paid by the Portfolio against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the Portfolio by an amount equal to the difference between its proportionate share of such gains and the amount of tax paid on such shareholder’s behalf by the Portfolio.

Distributions by a Portfolio that do not constitute ordinary income dividends, qualified dividend income, exempt-interest dividends, interest-related dividends, short-term capital gain dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2008. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder will generally recognize gain or loss on the sale, exchange or redemption of a Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of a Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of a Portfolio’s shares, held six months or less, will be disallowed to the extent of exempt-interest dividends received with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each Non-Money Market Portfolio may engage in hedging or derivatives transactions involving non-U.S. currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on non-U.S. currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Each Bond Portfolio and the Asset Allocation Portfolio may make investments in zero coupon bonds having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by a Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below). As a result, such Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the International Opportunities All-Cap Global Resources, Inflation Protected Bond or International Bond Portfolios consists of stock or securities of non-U.S. corporations, such Portfolio may elect to “pass through” to the Portfolio’s shareholders the amount of foreign taxes paid by such Portfolio. If a Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as non-U.S. source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from non-U.S. sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, such Portfolio must also meet this holding period requirement with respect to its non-U.S. stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio.

If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from a Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, exempt-interest dividends and capital gain dividends. In addition, under the American Job Creation Act of 2004, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004, and before January 1, 2008. If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, interest-related dividends, short-term capital gain dividends, capital gain dividends, and any gains realized upon the sale of shares of a Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. In the case of non-U.S. non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their non-U.S. status. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.

Ohio Tax Considerations. Under current Ohio law, individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Municipal Bond Portfolio or the Ohio Municipal Money Market Portfolio (“Distributions”) to the extent that such Distributions are properly attributable to interest on obligations of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions (“Ohio State-Specific Obligations”). Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise on the net income basis to the extent that such Distributions either constitute exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio State-Specific Obligations. However, Shares of the Ohio Tax Free Income Portfolio and the Ohio Municipal Money Market Portfolio will be included in a corporation’s tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States (“Territorial Obligations”) the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

Distributions properly attributable to profit on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

The Ohio Municipal Money Market and Ohio Municipal Bond Portfolios are not subject to the Ohio personal income tax or school district or municipal income taxes in Ohio. The Ohio Municipal Money Market and Ohio Municipal Bond Portfolios are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived this annual filing requirement for each tax year since 1990, the first tax year to which such requirement applied. Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Municipal Bond Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Bond Portfolio and the Ohio Municipal Money Market Portfolio will each continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each of the Portfolios consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions.

North Carolina Tax Considerations. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations. Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995, will also be exempt from North Carolina income tax to the Portfolio’s shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995, are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995, will be subject to North Carolina individual or corporate income tax. An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their tax situation in general.

Virginia Tax Considerations. Dividends paid by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will generally be exempt from the Virginia income tax. Dividends derived from interest on debt obligations of certain territories and possessions of the United States backed by the full faith and credit of the borrowing government (those issued by Puerto Rico, the Virgin Islands and Guam) will also be exempt from the Virginia income tax. Dividends derived from interest on debt obligations other than those described above will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax.

When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

As a regulated investment company, the Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

New Jersey Tax Considerations. It is anticipated that the New Jersey Municipal Money Market Portfolio will qualify as a “Qualified Investment Fund” and as a result, the main portion of each distribution paid by the New

Jersey Municipal Money Market Portfolio will not be subject to the New Jersey gross income tax. Only that portion of each distribution will be subject to New Jersey taxation that represents income or gains attributable to obligations that are not exempt from State or local tax under New Jersey or federal law. Net gains from the redemption of shares of the New Jersey Municipal Money Market Portfolio will also be exempt from the New Jersey gross income tax as long as they continue to qualify as Qualified Investment Funds.

As defined in N.J.S.A. 54A:6-14.1, a “Qualified Investment Fund” is an investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid: (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and Qualified Financial Instruments; and (b) has at the close of each quarter of the taxable year at least 80% of the aggregate principal amount of all of its investments, excluding Qualified Financial Instruments and cash and cash items (including receivables), in New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law. “New Jersey State-Specific Obligations” are obligations issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact between New Jersey and another state), body corporate and politic or political subdivision of New Jersey. “U.S. Government Obligations” are obligations issued by the U.S. Government, its agencies and instrumentalities, which are statutorily free from New Jersey or local taxation under the laws of the United States. “Qualified Financial Instruments” are financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, to the extent such instruments are authorized by the regulated investment company rules of the Internal Revenue Code.

In accordance with New Jersey law as currently in effect, distributions paid by a qualified investment fund are excluded from New Jersey gross income tax to the extent that the distributions are attributable to interest or gains from New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law. To the extent attributable to other sources, distributions will be subject to the New Jersey gross income tax. The New Jersey Municipal Money Market Portfolio will notify shareholders by February 15 of each calendar year as to the amounts of all distributions for the prior year which are exempt from New Jersey gross income tax and the amounts, if any, which are subject to New Jersey gross income tax. It is intended that the New Jersey Municipal Money Market Portfolio will qualify as a Qualified Investment Fund each year; however, in extreme or unusual market circumstances the Fund might not seek, or might not be able, to qualify as a Qualified Investment Fund by holding 80% of the aggregate principal of its investments at the end of each quarter of the taxable year in obligations that are exempt from State or local taxation under New Jersey or federal law.

The New Jersey gross income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a qualified investment fund are included in the tax base for purposes of computing the net income tax portion of the Corporation Business Tax and may be included in the gross receipts base for purposes of computing alternative minimum assessment portion of the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base and may be added to the gross receipts base for purposes of computing the Corporation Business Tax. Shares of the New Jersey Municipal Money Market Portfolio are not subject to property taxation by New Jersey.

Prospective Investors should be aware that investments in the New Jersey Money Market Portfolio may not be suitable for persons who do not receive income subject to the New Jersey gross income tax.

Delaware Tax Considerations. So long as the Delaware Municipal Bond Portfolio qualifies as a regulated investment company under the Code, individuals, estates or trusts that are subject to Delaware personal income tax will not be subject to such tax with respect to (i) “exempt interest dividends” (as defined in the Code) attributable to interest on Delaware State-Specific Obligations and (ii) dividends attributable to interest paid on certain U.S. government obligations, provided that the Delaware Municipal Bond Portfolio sends shareholders a written statement of the dollar amount or percentage of total distributions by the Delaware Municipal Bond Portfolio that are described in (i) and (ii). Other distributions made by the Portfolio to its shareholders who are individuals, estates or trusts subject to Delaware personal income tax will be includible in the gross income of such shareholders for

Delaware personal income tax purposes to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes. Distributions made by the Delaware Municipal Bond Portfolio to its shareholders who are corporations or other entities subject to Delaware corporate income tax will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

Kentucky Tax Considerations. Exempt interest dividends paid by the Kentucky Municipal Bond Portfolio that are attributable to Kentucky State-Specific Obligations will be excludable from a shareholder’s gross income for Kentucky income tax purposes. Further, distributions attributable to interest on certain U.S. government obligations will similarly be excluded from gross income for Kentucky income tax purposes. Pending the finality of a recent decision of the Kentucky Court of Appeals, all other distributions by the Kentucky Municipal Bond Portfolio will be included in a shareholder’s gross income for Kentucky income tax purposes. This decision held that it is unconstitutional to tax interest on the obligations of other states while exempting interest on obligations issued by governmental entities in Kentucky. Kentucky taxes distributions of net capital gain at the same rates as ordinary income.

Pennsylvania Tax Considerations. Income received by a shareholder attributable to interest realized by the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations is not taxable to individuals, estates or trusts under the Personal Income Tax; to corporations under the Corporate Net Income Tax; nor to individuals under the Philadelphia School District Net Investment Income Tax (“School District Tax”).

Income received by a shareholder attributable to gain on the sale or other disposition by the Pennsylvania Municipal Money Market Portfolio of Pennsylvania State-Specific Obligations is generally taxable under the Personal Income Tax and the Corporate Net Income Tax, but such income is not taxable under the School District Tax.

This discussion does not address the extent, if any, to which shares of the Pennsylvania Municipal Money Market Portfolio, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capital Stock/Franchise Tax).

ADDITIONAL INFORMATION CONCERNING SHARES

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan. Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

The Fund. The Fund was organized as a Massachusetts business trust on December 22, 1988, and is registered under the 1940 Act as an open end, management investment company. Each of the Portfolios except the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Inflation Protected Bond, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Virginia Municipal Money Market, Ohio Municipal Bond, Delaware Municipal Bond and Kentucky Municipal Bond Portfolios is diversified. Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM.

Counsel. The law firm of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as the Fund’s counsel.

Independent Registered Public Accountant. PricewaterhouseCoopers LLP, with offices located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania, served as the Fund’s independent registered public accountant for the periods prior to and including September 30, 2003. Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, served as the Funds’ independent registered public accountant for the periods after September 30, 2003.

Shareholder Ownership. The name, address and percentage ownership of each person that on December 31, 2005, owned of record or beneficially 5% or more of the outstanding shares of a Portfolio that had commenced operations as of that date were as follows:

Investment Trust Portfolio: Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 28.985%; Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 7.413%; Service Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 91.869%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 5.196%.

Legacy Portfolio: Investor A Shares – SSB/NYLIM Supplemental Income Plan, Boston Financial Data Services, DSC/NSCC 4th Floor-Test Account, 66 Brooks Drive, Braintree, MA 02184, 9.882%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 9.300%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 13.305%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 35.972%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 5.053%; Institutional Shares – Milton N. Weinstein Trust U/W Item VII Dtd. 9/17/99, 3475 Lenox Rd. NE, Ste. 950, Atlanta, GA 30326-3220, 7.401%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 6.670%; Service Shares – PFPC Distributors, c/o PFPC Finance, 301 Bellevue Parkway, Mailstop W5 F301-036, Wilmington, DE 19809-3705, 100%.

Mid-Cap Value Equity Portfolio: Investor A Shares – Lincoln National Life Insurance Co., 1300 S. Clinton St., Fort Wayne, IN 46802-3506, 13.116%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 6.178%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 12.134%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 5.170%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 41.572%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 6.004%; Institutional Shares - MetLife Retirement Plans, JP Morgan Chase Trust FBO DCG-Conversion Assets, 2 Montgomery St., Jersey City, NJ 07302, 30.665%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 22.850%; PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 17.721%; MetLife Retirement Plans, Reliance Trust FBO Separate Account DC Conversion Assets, 2 Montgomery St., Jersey City, NJ 07302, 8.599%; Trust Management Network FBO Bank of the West, Attn: Kevin Crawford, 4300 Macarthur Avenue, Ste. 170 LB 5, Dallas, TX 75209, 5.853%; Service Shares – UBS-FTC FBO: Naugatuck Savings Bank Operations Manager, UBS Fiduciary Trust, 1200 Harbor Blvd. 6th Floor, Weehawken, NJ 07086, 60.578%; PFPC FBO Hilliard Lyons/Capital Directions, 760 Moore Rd., King of Prussia, PA 19406, 16.146%; Prudential Investment Mgts. Service FBO Mutual Fund Clients, 100 Mulberry Street, 3 Gateway Center, FL 11, Mail Stop NJ 05-11-20, Newark, NJ 07102, 6.841%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 5.185%.

Mid-Cap Growth Equity Portfolio: Investor A Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 5.464%; Investor B Shares - J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 14.503%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 11.259%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 39.199%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 7.397%; Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 50.024%; MetLife Retirement Plans, JP Morgan Chase Trust FBO DCG-Conversion Assets, 2 Montgomery St., Jersey City, NJ 07302, 25.840%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 6.555%; Service Shares - PFPC, FBO Hilliard Lyons/Capital Directions, 760 Moore Rd., King of Prussia, PA 19406, 53.596%; Fidelity Investments, Inst. Op Co. Inc. (FI IOC. as Agt. for Certain Employee Ben. Plan), 100 Magellan Way (KW1C), Covington, KY 41015, 22.340%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 11.232%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 5.692%.

Aurora Portfolio: Investor A Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 21.831%; Investor B Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 17.783%; Investor C Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 38.791%;

Institutional Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 30.945%; NFS LLC, FI IOC as Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds, 100 Magellan Way (KWIC), Covington, KY 41015, 28.908%; MetLife Retirement Plans, JP Morgan Chase Trust FBO DCG Conversion Assets, 2 Montgomery St., Jersey City, NJ 07302, 6.682%; Muggs & Co., c/o US Bank, PO Box 1787, Milwaukee, WI 53201-1787, 6.574%; MetLife Retirement Plans, Reliance Trust FBO DCG-Conversion Assets, 2 Montgomery St., Jersey City, NJ 07302, 5.974%; Service Shares – PFPC Distributors Inc., c/o PFPC Finance/General Ledger, 301 Bellevue Parkway, Mail Stop W5 F301-036, Wilmington, DE 19809-3705, 68.845%; First Clearing, LLC, Michael Vancleve Roth IRA FCC as Custodian, 1374 Sheldon St., Saint Paul, MN 55108-2411, 31.154%.

Small/Mid Cap Growth Equity Portfolio: Investor A Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 17.194%; MetLife Retirement Plans, Reliance Trust, FBO NAV Product-Conversion Assets, 2 Montgomery St., Jersey City, NJ 07302, 10.111%, Lincoln National Life Insurance Co., 1300 S. Clinton St., Fort Wayne, IN 46802-3506, 5.465%; Investor B Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 16.705%; Investor C Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 33.193%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 18.032%; Institutional Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 55.468%; MetLife Retirement Plans, JP Morgan Chase Trust, FBO DCG-Conversion Assets, 2 Montgomery St., Jersey City, NJ 07302, 16.825%; US Bank NA TTEES L. Indquist & Vennum PSP Trust, US Bancorp-Mutual Funds Department, PO Box 1787, Milwaukee, WI 53201-1787, 7.940%; T. Rowe Price Retirement Plan Services, 4515 Painters Mill Rd., Owings Mills, MD 21117-4903, 5.210%; Service Shares – PFPC Distributors, c/o PFPC Finance, 301 Bellevue Parkway, Mailstop W5 F301-036, Wilmington, DE 19809-3705, 100%.

Small Cap Value Equity Portfolio: Investor A Shares – J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 33.299%; Saxon & Co., PO Box 7780-1888, Philadelphia, PA 19182, 22.745%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 8.513%; Investor B Shares – J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 27.634%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 27.313%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 5.380%; Investor C Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 53.198%; Citigroup Global Markets Inc., 333 West 34th St., 3rd Floor, New York, NY 10001, 11.909%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 5.341%; Institutional Shares – PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 81.499%; Enterprise Trust & Investment Company, 15425 Los Gatos Blvd. Ste. 150, Los Gatos, CA 95032, 5.699%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 5.543%; BlackRock Shares – NFS LLC FEBO The Northern Trust Co., PO Box 92956, Chicago, IL 60675-2956, 37.777%; NFS LLC FEBO The Northern Trust Co., PO Box 92956, Chicago, IL 60675-2956, 37.705%; NFS LLC FEBO The Northern Trust Co., PO Box 92956, Chicago, IL 60675-2956, 24.377%; Service Shares – PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 56.446%; Prudential Investment Mgts. Service, FBO Mutual Fund Clients, 100 Mulberry Street, 3 Gateway Center Fl 11, Mail Stop NJ 05-11-20, Newark, NJ 07102, 30.736%.

Small Cap Core Equity Portfolio: Investor A Shares - J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 7.303%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 5.160%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 26.427%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 54.179%; Institutional Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 37.580%; Equitable Resources Ins. Co. Ltd., c/o Equitable Resources Marsh Mgmt. Svcs. Cayman Ltd., 1st Caribbean House, 3rd Floor, Shedden Road, PO Box 1051, Grand Cayman 37, 20.048%; Mercer Trust Co. TTEE FBO Arch Coal Employee Thrift Plan, One Investors Way, Norwood, MA 02062, 15.436%; Service Shares – NATC & Co., 10881 Lowell Ave, Ste. 100, Overland Park, KS 66210-1666, 53.609%; NFS LLC FEBO Kim L. Lasko TTE U/A 03/19/2004, 326 River Oaks Rd., Memphis, TN 38120, 7.119%.

Small Cap Growth Equity: Investor A Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 17.829%; Saxon & Co., PO Box 7780-1888, Philadelphia, PA 19182, 15.405%; RBC Dain Rauscher, Fairview Hospital and Healthcare Services, Attn: Corp. Acct. Dept., 400 Stinson Blvd., Minneapolis, MN 55413, 15.013%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 8.173%; Investor B Shares - J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 31.367%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 27.756%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 32.415%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 10.659%; Institutional Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 32.901%; PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 21.683%; KPMG Peat Marwick, Retirement Plans Master Trust, c/o Bank of New York TTEE, Attn: Shabat Zaidi, One Wall St., New York, NY 10286, 18.842%; Service Shares – The Vanguard Group, Attn: Outside Funds K 14, 100 Vanguard Blvd., Malvern, PA 19355, 50.024%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 42.080%.

Asset Allocation Portfolio: Investor B Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 9.552%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 9.238%; Investor C Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 44.427%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 6.406%; Institutional Shares – MetLife Retirement Plans, JP Morgan Chase Trust, FBO DCG-Conversion Assets, 2 Montgomery St., Jersey City, NJ 07302, 37.657%; PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 26.331%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 11.517%; Service Shares – PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 81.921%; Post & Co., c/o The Bank of New York, Mutual Fund Reorg Dept., PO Box 1066, Wall Street Station, New York, NY 10286, 5.523%.

Health Sciences Opportunities Portfolio: Investor A Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 20.665%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 13.957%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 9.898%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 51.963%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 7.269%; Institutional Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 81.115%; Service Shares – Michael Redlawsk and Carol Redlawsk, Advantaged Asset Account I, 7530 Wilson Drive, Fairview, PA 16415-1421, 39.375%, Ameritrade Inc., PO Box 2226, Omaha, NE 68103-2226, 31.116%; Ameritrade Inc., PO Box 2226, Omaha, NE 68103-2226, 19.353%.

Global Science & Technology Opportunities Portfolio: Investor A Shares – J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 39.952%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 6.512%; Investor B Shares – J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 40.850%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 18.491%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 9.289%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 18.039%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 11.718%; Institutional Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 33.480%; PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 19.297%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 5.804%; Service Shares – J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th St., Louisville, KY 40202-2760, 37.971%; Ameritrade Inc., PO Box 2226, Omaha, NE 68103-2226, 22.400%; Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052, 18.290%; E Trade Clearing LLC, PO Box 989030, West Sacramento, CA 95798-9030, 6.891%; Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052, 6.106%; E Trade Clearing LLC, PO Box 989030, West Sacramento, CA 95798-9030, 5.677%.

Global Resources Portfolio: Investor A Shares – Lincoln National Life Insurance Company, 1300 S. Clinton St., Fort Wayne, IN 46802-3506, 30.726%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 9.350%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 19.716%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311, 6.228%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 30.436%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 8.313%; Institutional Shares - MetLife Retirement Plans, JP Morgan Chase Trust, FBO DCG-Conversion Assets, 2 Montgomery St., Jersey City, NJ 07302, 43.301%; John J. Sie and Anna M. Sie, 3300 E. 1st Ave Ste 390, Denver, Co., 80206-5806, 8.303%; Lauer & Co., 6.460%.

All Cap Global Resources Portfolio: Investor A Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 7.099%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 6.610%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 17.237%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 11.089%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 23.976%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 10.625%; Institutional Shares – Childrens Medical Center Corp., 1295 Boyston St. Ste 300, Boston, MA 02215, 24.674%; Lombard Odier Darier Hentsche & Cie, 11 Rue De La Corraterie, 1211 Geneve 11, Switzerland, 12.898%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 8.145%; Charles Schwab & Co. Inc. for Exclusive Benefit of Customers Special Custody Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, 7.455%; Museum of Fine Arts, Attn: Mark Kerwin, 465 Huntington Ave, Boston, MA 02115, 7.136%; Service Shares – Wedbush Morgan Securities, 1000 Wilshire Blvd., Los Angeles, CA 90017; 37.770%; NFS LLC FEBO FMT Co. Cust. IRA Rollover FBO Jill Maserian, 197 8th Street, Apt. 631, Charlestown, MA 02129, 20.729%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 15.371%; Ameritrade Inc., PO Box 226, Omaha, NE, 68103-2226, 5.510%; NFS LLC FEBO Yu Tang, 939 La Mesa Ter, Unit F, Sunnyvale, CA 94086, 5.150%; Service Shares – PFPC Distributors, c/o PFPC Finance, 301 Bellevue Parkway, Mailstop W5 F301-036, Wilmington, DE 19809-3705, 100%.

U.S. Opportunities Portfolio: Investor A Shares - J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 22.855%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 11.413%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 5.081%; Investor B Shares - J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 23.756%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 19.148%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 8.277%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 7.881%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 29.012%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 23.708%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 6.492%; Institutional Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 51.934%; PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 37.701%; Service Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 19.961%; LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968, 9.834%; LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968, 7.468%; Pershing LLC, PO Box 2052, Jersey City, NJ 07303-9998, 7.327%; LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968, 6.461%; LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968, 5.771%.

International Opportunities Portfolio: Investor A Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 15.748%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 6.449%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 5.439%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 21.311%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 10.242%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody

Account, 501 S. 4th Street, Louisville, KY 40232-2760, 8.719%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 7.769%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 36.262%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 13.642%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 7.032%; Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 24.954%; KPMG Peat Marwick, Retirement Plans Master Trust, c/o Bank of New York TTEE, Attn: Shabat Zaidi, One Wall St., New York, NY 10286, 12.268%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 11.856%; M & I Trust Co. NA, FBO MCW BlackRock, c/o M & I Trust Co., Attn: Mutual Funds, 11270 West Park Place, Suite 400-PPW-08-WM, Milwaukee, WI 53224, 5.745%; Service Shares - Charles Schwab & Co. Inc., For Exclusive Benefit of Customers, Special Custody Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, 39.613%; Prudential Investment Mgts. Service, FBO Mutual Fund Clients, 100 Mulberry St., 3 Gateway Center Fl 11, Mail Stop NJ 05-11-20, Newark, NJ 07102, 21.448%; NFS LLC USB FBO Fund X Upgrader Fund, PO Box 1787, Milwaukee, OH 53201, 6.368%.

Exchange Portfolio: Investor A Shares – National City Bank T/U/A Ruth Lilly Special Trust Dtd. 1/14/02, Attn: Mutual Funds, PO Box 94984, Cleveland, OH 44101-4984, 7.251%; National City Bank Trust O/The G. Garretson Wade Charitable Trust 2, Attn: Trust Mutual Funds, PO Box 94984, Cleveland, OH 44101-4984, 6.972%.

Enhanced Income Portfolio: Investor A Shares - PFPC Trust Co. Custodian FBO Roth Contribution IRA 1998 FBO Meiling Liu, 12012 Riviera Court #20A, College Point, NY 11356-1100, 78.432%; Mitchell Swanson and Suzanne Swanson, 11141 Potter Rd., Flushing, MI 48433-9737, 17.499%; Institutional Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 99.919%; BlackRock Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 84.122%; Bank of New York, Wendel & Co., Mutual Fund/Reorg Dept., Atlantic Terminal, 2 Hanson Place 6th Floor, Brooklyn, NY 11217, 8.355%; Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, 5.978%; Service Shares – Brown Brothers Harriman and Co., Newport Tower, 525 Washington Blvd., Jersey City, NJ 07310-1692, 99.707%.

Low Duration Bond Portfolio: Investor A Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 8.393%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 6.902%; Investor B Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 34.926%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 15.650%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 13.237%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 8.468%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 54.480%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 9.297%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 7.935%; Institutional Shares – PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 80.737%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 8.881%; BlackRock Shares – Mac & Co., Attn: Mutual Funds Operations, PO Box 3198, Pittsburgh, PA 15230-3198, 11.244%; PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 10.016%; NFS LLC The Northern Trust Company, PO Box 92956, Chicago, IL 60675-2956, 9.346%; Mason Tenders District Council Annuity Fund, 520 Eighth Avenue Ste. 600, New York, NY 10018, 5.326%; Service Shares - Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 86.108%; PFPC FBO Hilliard Lyons/Capital Directions, 760 Moore Rd., King of Prussia, PA 19406, 5.700%.

Intermediate Government Bond Portfolio: Investor A Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 25.849%; Saxon & Co., PO Box 7780-1888, Philadelphia, PA 19182, 6.717%; Investor B Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 8.604%; Investor C Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 39.562%; Institutional Shares –

PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 78.554%; Charles Schwab & Co. Inc., For Exclusive Benefit of Customers, Special Custody Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, 7.319%; Service Shares – PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 44.880%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 13.312%; Charles Schwab & Co. Inc., For Exclusive Benefit of Customers, Special Custody Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, 11.133%; NFS LLC FEBO Willis A. PNC Bank NA TTEE, 721 Shady Lane, Pittsburgh, PA 15228-2450, 8.680%.

Intermediate Bond Portfolio II: Investor A Shares – Saxon & Co., PO Box 7780-1888, Philadelphia, PA 19182, 27.978%; State Street Bank & Trust Co., FBO ADP/MSDW Alliance, 105 Rosemont Avenue, Westwood, MA 02090, 13.772%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 10.653%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 5.979%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 5.676%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 43.389%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 12.174%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 9.339%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 9.286%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 49.789%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 14.048%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 9.798%; Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 84.166%; Charles Schwab & Co. Inc., For Exclusive Benefit of Customers, Special Custody Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, 6.719%; BlackRock Shares – KPMG Retirement Plan, Master Trust, c/o Bank of New York Trustee, One Wall St., New York, NY 10086, 27.210%; PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 16.486%; The Bank of New York, FBO University of Arkansas Foundation, Attn: Mr. Warren Suco, One Wall St., New York, NY 10286, 10.643%; Citibank NA TTEE, NYU Hospital Center Retirement Plan, Attn: Mario Morin, 111 Wall St. 14th Floor, New York, NY 10005, 7.776%; Service Shares - Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 96.850%.

Intermediate Bond Portfolio: Investor A Shares – Jay Eun TTE Golden Stella PSP dta. 01/01/97, c/o National Retirement Service Inc., 2838-F 1-85 South Service Rd., Charlotte, NC 28208, 66.669%; John R. Connally and Marilyn A. Connally, 5710 Deer Flag Dr., Lakeland, Fl 33811-2001, 32.983%; Investor B Shares – Athena International Inc. Pension Plan Trust dtd. 01/01/2004, 1909 S. Vineyard Ave, Ontario, CA 91761-7747, 50.917%; PFPC Trust Co. Roth IRA FBO Melissa A. Maschio, 143 Liebig Street, Egg Harbor City, NJ 08215-3737, 43.950%; PFPC Distributors Inc., c/o PFPC Finance/General Ledger, 301 Bellevue Parkway, Mailstop W5 F301-036, Wilmington, DE 19809-3705, 5.131%; Investor C Shares – PFPC Distributors, c/o PFPC Finance, 301 Bellevue Parkway, Mailstop W5 F301-036, Wilmington, DE 19809-3705, 100%; Institutional Shares – Saxon & Co., PO Box 7780-1888, Philadelphia, PA 19182, 99.986%; BlackRock Shares – Wells Fargo Bank NA FBO McCune Fdn-BlackRock, PO Box 1533, Minneapolis, MN 55480, 58.603%; Independence Trust Company, 325 Bridge St., Franklin, TN 37064-2609, 18.454%; Wells Fargo Bank NA FBO Regis P/S Plan, PO Box 1533, Minneapolis, MN 55480, 10.456%; BlackRock Funding Inc., Attn: Natasha Lora, 40 E. 52nd St. 4th Floor, New York, NY 10154, 9.700%; Service Shares – PFPC Distributors, c/o PFPC Finance, 301 Bellevue Parkway, Mailstop W5 F301-036, Wilmington, DE 19809-3705, 100%.

Total Return Portfolio II: Investor A Shares – MetLife Retirement Plans, Reliance Trust, FBO NAV Product-Conversion Assets, 2 Montgomery St., Jersey City, NJ 07302, 16.710%; Saxon & Co., PO Box 7780-1888, Philadelphia, PA 19182, 15.080%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 6.177%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 46.973%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody Account, 501 S. 4th Street, Louisville, KY 40232-2760, 12.881%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 6.656%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 5.600%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 81.080%; Institutional Shares - PNC

Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 74.011%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 11.177%; BlackRock Shares - PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 16.815%; Northern Trust Company as TTEE FBO, USAA Savings & Investment Plan- DV, PO Box 92994, Chicago, IL 60675, 5.478%; NAP & Co. Partnership, 7650 Magna Dr., Belleville, IL, 62223-3366, 5.029%; Service Shares – Fidelity Investments, Inst. Op Co. Inc. (FI IOC. as Agt. For Certain Employee Ben. Plan), 100 Magellan Way (KW1C), Covington, KY 41015, 31.833%; Massachusetts Mutual Life Insurance Company, 1295 State St. N255, Springfield, MA 01111, 31.022%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 16.500%; Charles Schwab & Co. Inc., For Exclusive Benefit of Customers, Special Custody Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, 5.226%.

Total Return Portfolio: Investor A Shares –PFPC Cust R/O IRA FBO Antoinette Dove, 56 Mobrey Lane, Smithtown, NY 11787-4294, 21.319%; Lorene P. Hite and Gayle J. Hite, 1925 Paul Hite Rd., Leesville, SC 29070-8729, 20.212%; Joanne Lazarus and Burton Lazarus, 11330 E. Covina St, Mesa, AZ 85207-1713, 19.978%; PFPC Trust Co. Cust. FBO IRA Mary F. Henry, 37 Moyallen St., Wilkes-Barre, PA 18702-4851, 11.180%; A.G. Edwards & Sons, Lori K. Kuch IRA, 1 North Jefferson, St. Louis, MO 63103, 10.222%; J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 8.519%; Investor B Shares – J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 57.520%; PFPC Cust. Rollover IRA FBO Donald E. Rediske, 6832 S. L. St., Tacoma, WA 98408-3124, 12.736%; McDonald Investments Inc., 4900 Tiedeman Rd., Brooklyn, OH 44144, 9.273%; NFS LLC, FFS/FMTC Rollover IRA FBO David M. Johnson, 21 Lexington Blvd., Carmel, IN 46032, 8.144%; Investor C Shares – A.G. Edwards & Sons Inc. C/F Veronic M. Zavesky, IRA, 9091 Woodcrest Drive, Brecksville, OH 44141-2476, 34.250%; A.G. Edwards & Sons Inc. C/F Charlie H. Palmer IRA, 2256 River Rd., Willoughby OH, 44094-9685, 25.504%; A.G. Edwards & Sons C/F Peter P. Gamier IRA, 10240 Ilsley Square, Concord, OH 44060-6811, 12.792%; A.G. Edwards & Sons C/F Patricia Mormile Guy IRA, 9707 Little Mountain Rd., Concord, OH 44060-8048, 8.612%; A.G. Edwards & Sons C/F Gary M Patrick Roth IRA, 812 North Creek Drive, Painesville, OH 44077, 6.811%; A.G. Edwards & Sons C/F Brian Haskell, SEP IRA, 211 E. North St., Medina, OH 44256-1947, 6.661%; A.G. Edwards & Sons C/F Edwin R. Wilkerson IRA, 641 N. State Street, Painesville, OH 44077-4115, 5.164%; 9-3705, 100%; Institutional Shares – PFPC Distributors, c/o PFPC Finance, 301 Bellevue Parkway, Mailstop W5 F301-036, Wilmington, DE 19809-3705, 100%; BlackRock Shares – PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 15.235%; Northern Trust Company TTEE, FBO Arch Chemical, PO Box 92956, Chicago, IL 60675, 14.521%; Sheldon and Co., c/o National City, Attn: Mutual Funds, PO Box 94984, Cleveland, OH 44101-4984, 13.747%; The Northern Trust Co. Custodian FBO New Haven Certf., PO Box 92956, Chicago, IL 60675, 8.960%; Mac & Co., Mutual Fund Operations, PO Box 3198, 525 William Penn Place, Pittsburgh, PA 15230-3198, 8.132%; AAUW Ed FN Fellowships Fund, 1111 16th Street NW, Washington, DC 2003-6000, 7.241%; Service Shares – PFPC Distributors, c/o PFPC Finance, 301 Bellevue Parkway, Mailstop W5 F301-036, Wilmington, DE 19809-3705, 100%.

Government Income Portfolio: Investor A Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 27.798%; MetLife Retirement Plan, Reliance Trust FBO NAV Product-Conversion Assets, 2 Montgomery St., Jersey City, NJ 07302, 14.147%; New York Life Trust Company, 846 University Avenue, Norwood, MA 02062-2631, 9.356%; Nationwide Trust Company FSB, c/o LPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029, 5.778%; Charles Schwab & Co. Inc., For Exclusive Benefit of Customers, Special Custody Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, 5.079%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 29.250%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 10.637%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 9.554%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 6.403%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 32.758%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 8.052%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 5.088%; BlackRock Shares – Louis V. Gerstner Jr. Foundation Inc., IBM Corporation, Louis V. Gerstner Jr., Chairman, New Orchard Rd., Armonk, NY 10504, 99.980%; Service Shares – Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 99.940%.

Inflation Protected Bond Portfolio: Investor A Shares – NFS LLC FEBO Kitellen Milo, 247 Pelhamdale Ave., Pelham, NY 10803, 7.370%; Pershing LLC, PO Box 2052, Jersey City, NJ 07303-9998, 5.831%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 5.163%; Investor B Shares – J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 33.777%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 23.652%; Investor C Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 44.796%; LPL Financial Services, 9785 Towne Centre Dr., San Diego, CA 92121-1968, 8.528%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 7.167%; Institutional Shares – PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 87.767%; BlackRock Shares – BlackRock Funding Inc., Attn: Natasha Lora, 40 E. 52nd St. 4th Floor, New York, NY 10154, 74.500%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 14.840%; Mac & Co., Mutual Funds Operations, PO Box 3198, Pittsburgh, PA 15230-3198, 10.631%; Service Shares – Jan Speth, 308 Mott Street, New York, NY 10012, 95.317%.

GNMA Portfolio: Investor A Shares - Saxon & Co., PO Box 7780-1888, Philadelphia, PA, 19182, 13.061%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 8.947%; Nationwide Trust Company FSB, c/o LPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029, 8.086%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 6.008%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 22.037%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 14.497%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 6.910%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 6.102%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 62.959%; Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 5.500%; Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 95.236%; BlackRock Shares – NFS LLC FEBO The Northern Trust Company Cust., PO Box 92956, Chicago, IL 60675-2956, 99.825%; Service Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA, 19153, 75.343%; Charles Schwab & Co. Inc., For Exclusive Benefit of Customers, Special Custody Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, 16.923%.

Managed Income Portfolio: Investor A Shares – Saxon & Co., PO Box 7780-1888, Philadelphia, PA 19182, 45.801%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 24.474%; Investor B Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 41.756%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 35.512%; Investor C Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 72.257%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 12.288%; Citigroup Global Markets Inc., 333 W. 34th St. 3rd Floor, New York, NY 10001, 10.980%; Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 96.587%; Service Shares – PFPC, FBO Hilliard Lyons/Capital Directions, 760 Moore Rd., King of Prussia, PA 19406, 64.515%; Maril & Co. FBO 6K, c/o M & I Trust Co., NA, Attn: Mutual Funds, 11270 West Park Place, Ste. 400-PPW-08-WM, Milwaukee, WI 53224, 20.133%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 14.512%.

International Bond Portfolio: Investor A Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 6.318%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 6.019%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 13.081%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 10.371%; Citigroup Global Markets Inc., 333 W. 34th St. 3rd Floor, New York, NY 10001, 8.272%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 6.500%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 27.435%; Citigroup Global Markets Inc., 333 W. 34th St. 3rd Floor, New York, NY 10001, 15.784%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 6.230%; Institutional Shares - PNC

Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 47.398%; Charles Schwab & Co. Inc., For Exclusive Benefit of Customers, Special Custody Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, 7.238%; BlackRock Shares – State Street Bank & Trust Co., TTEE for Northrop Grumman, DC Plans Master Trust, 105 Rosemont Rd., Westwood, MA 02090, 38.602%; Knotfloat & Co., 1200 Crown Colony Dr., Quincy MA 02169, 16.398%; Service Shares - Prudential Investment Mgts. Service, FBO Mutual Fund Clients, 100 Mulberry Street, 3 Gateway Center Fl 11, Mail Stop NJ 05-11-20, Newark, NJ 07102, 36.414%; Charles Schwab & Co. Inc., For Exclusive Benefit of Customers, Special Custody Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, 33.246%.

High Yield Bond Portfolio: Investor B Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 14.647%; Citigroup Global Markets Inc., 333 W. 34th St. 3rd Floor, New York, NY 10001, 13.142%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 11.759%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 10.914%; Investor C Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 30.216%; Citigroup Global Markets Inc., 333 W. 34th St. 3rd Floor, New York, NY 10001, 13.076%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 12.326%; Institutional Shares – PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 70.381%; BlackRock Shares – KPMG Retirement Plan Master Trust, c/o Bank of New York Trustee, One Wall St., New York, NY 10086, 22.866%; Bank of New York, Wendel & Co., Mutual Fund/Reorg Dept., Atlantic Terminal, 2 Hanson Place 6th Floor, Brooklyn, NY 11217, 19.791%; UNUM Provident Corporation, Pension Equity Plan, Attn: Julie Johnson, 1 Fountain Square 6N, Chattanooga, TN 37402, 18.636%; Bank of New York Trustee KPMG Partners Pension Plan Trust dtd. 4/29/03, 3 Chestnut Ridge Rd., Montvale, NJ 07645, 8.925%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 6.795%; Mac & Co., Mutual Funds OPS, PO Box 3198, Pittsburgh, PA 15230-3198, 5.260%; Service Shares – Mercantile Safe Deposit & Trust Co., NAP & Co., 7650 Magna Drive, Belleville, IL 62223, 53.592%; Charles Schwab & Co. Inc., For Exclusive Benefit of Customers, Special Custody Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122, 15.019%; Mercantile Safe Deposit & Trust Co., NAP & Co., 7650 Magna Drive, Belleville, IL 62223, 6.069%.

AMT-Free Municipal Bond Portfolio: Investor A Shares – J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 23.390%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 8.649%; Investor B Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 31.267%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 13.376%; Citigroup Global Markets Inc., 333 W. 34th St. 3rd Floor, New York, NY 10001, 10.104%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 6.847%; Investor C Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 38.396%; Citigroup Global Markets Inc., 333 W. 34th St. 3rd Floor, New York, NY 10001, 20.187%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 13.462%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 8.510%; Raymond James & Assoc. Inc., FBO Keliinoi Family, 880 Carillon Parkway, St. Petersburg, FL 33716, 7.743%; Institutional Shares – PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 97.649%; BlackRock Shares – Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, 26.293%; Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, 15.625%; Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, 8.448%; Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, 6.815%; Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, 5.506%; Service Shares – PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 16.576%; J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 12.115%; William N. Barlow and Dixie A. Barlow, 396 Anderson Ave, Phoenixville, PA 19406-4439, 9.725%; PFPC, FBO Hilliard Lyons/Capital Directions, 760 Moore Rd., King of Prussia, PA 19406, 7.617%; The Capital Trust Company of Delaware, Attn: Deborah Harris, 2711 Centerville Rd. Ste. 210, Wilmington, DE 19808, 7.581%; Vijay Akkapeddi Cust. Rahul K. Gudi UTMA NJ, 9 Private Lovett Ct, Blauvelt, NY 10913-1247, 7.429%; Gloria Becker and Alvin Becker, 325 Mansfield, Boca Raton, FL 33434, 6.696%; Edward Groh, Jr., 187 King Ave., Yonkers, NY 10704-3507, 5.097%.

Delaware Municipal Bond Portfolio: Investor A Shares - J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 32.304%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 13.642%; First Clearing, LLC, WBNA Collateral Acct., FBO Cynthia Y. Jones, 20448 Cedar Beach Rd., Milford, DE 19963-4260, 6.693%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 6.070%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 57.543%; Dean Witter Reynolds, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311, 11.361%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 65.744%; Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 91.883%.

Ohio Municipal Bond Portfolio: Investor A Shares - J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 19.405%; Citigroup Global Markets Inc., 333 W. 34th St. 3rd Floor, New York, NY 10001, 15.986%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 10.874%; Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052, 5.720%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 60.792%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 80.459%; Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 92.420%; Service Shares - PFPC, FBO Hilliard Lyons/Capital Directions, 760 Moore Rd., King of Prussia, PA 19406, 89.189%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 8.307%.

Kentucky Municipal Bond Portfolio: Investor A Shares – J.J.B. Hilliard W.L. Lyons Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 33.450%; Robert W. Baird & Co. Inc., 777 E. Wisconsin Ave., Milwaukee, WI 53202-5391, 21.643%; Lewis, Ruth B. RVOC Tr. UA National City Bank TTEE Trust Mutual Funds, PO Box 94984, Cleveland, OH 44101-4984, 13.500%; UBA Financial Services Inc. FBO Frances R. Beck Trust, Frances R. Beck Trustee, 4525 S. Atlantic Ave., Apt. 1203, Ponce Inlet, FL 32127-7058, 5.781%; Ameritrade Inc., PO Box 2226, Omaha, NE 68103-2226, 5.206%; Investor B Shares – J.J.B. Hilliard W.L. Lyons Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 78.220%; Investor C Shares – Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Dr. 3rd Floor, Jacksonville, FL 32246-6484, 65.252%; J.J.B. Hilliard W.L. Lyons Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 34.733%; Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst.), Attn: Lawrence Lockwood, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 93.289%; Service Shares - PFPC, FBO Hilliard Lyons/Capital Directions, 760 Moore Rd., King of Prussia, PA 19406, 65.589%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 34.405%.

Money Market Portfolio: Investor A Shares – Special Custody Account for Exclusive Benefit of Customers of Hilliard Lyons, Attn: Barbara O’Neal, PO Box 32760, Louisville, KY 40232-2760, 50.108%; Saxon & Co., PO Box 7780-1888, Philadelphia, PA 19182, 15.107%; Investor B Shares – J.J.B. Hilliard, W.L. Lyons, Inc., Special Custody, 501 S. 4th St., Louisville, KY 40232-2760, 7.725%; Investor C Shares – Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001, 7.903%; Institutional Shares – PNC Bank, 35 Institutional, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 96.217%; Service Shares - PNC Bank, 35 Service, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 77.624%; Hilliard Lyons, Special Custody for the Exclusive Benefit of Customers, Attn: Barbara O’Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 8.848%; Hilliard Lyons Shares – Hilliard Lyons, Cash Balance Sweep, Attn: Barbara O’Neal, 501 Hilliard Lyons Center, Louisville, KY 40202, 100%.

U.S. Treasury Money Market Portfolio: Investor A Shares – Special Custody for the Exclusive Benefit of Customers of Hilliard Lyons, Attn: Barbara O’Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40232-2760, 57.016%; Saxon & Co., PO Box 7780-1888, Philadelphia, PA 19182, 35.978%; Institutional Shares – PNC Bank, 35 Institutional, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 99.306%; Service Shares – PNC Bank, 35 Institutional, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 41.108%; Chase Manhattan Bank, FBO Various Trust Capital Markets FID SVCS, Lilly Nickerson/MC 11BRYTW, 2001 Bryan Tower 11th Floor, Dallas, TX 75201, 37.541%; PNC Bank, Next Day Sweep, Attn: Scott Horan/Treasury Mgmt/Inv Services, Two PNC Plaza, 620 Liberty Ave P2-PTPP-32-1, Pittsburgh, PA 15265, 17.183%.

Municipal Money Market Portfolio: Investor A Shares – Special Custody for Exclusive Benefit of Customers of Hilliard Lyons, Attn: Barbara O’Neal, PO Box 32760, Louisville, KY 40232-2760, 97.815%; Institutional Shares – PNC Bank, 35 Institutional, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 92.440%; PNC Bank, Next Day Sweep, Attn: Scott Horan/Treasury Mgmt/Inv Services, Two PNC Plaza, 620 Liberty Ave P2-PTPP-32-1, Pittsburgh, PA 15265, 6.320%; Service Shares – PNC Bank, 35 Service, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 63.976%; PNC Bank, Next Day Sweep, Attn: Scott Horan/Treasury Mgmt/Inv Services, Two PNC Plaza, 620 Liberty Ave P2-PTPP-32-1, Pittsburgh, PA, 15265, 15.370%; Hilliard Lyons, Special Custody Account for the Exclusive Benefit of Customers, Attn: Barbara O’Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 11.540%; PFPC, FBO Hilliard Lyons/Capital Directions, 760 Moore Rd., King of Prussia, PA 19406, 9.060%; Hilliard Lyons Shares – Hilliard Lyons, Cash Balance Sweep, Attn: Barbara O’Neal, 501 Hilliard Lyons Center, Louisville, KY 40202, 100%.

New Jersey Municipal Money Market Portfolio: Investor A Shares – Special Custody Account for Exclusive Benefit of Customers of Hilliard Lyons, Attn: Barbara O’Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40232-2760, 99.475%; Institutional Shares - PNC Bank, 35 Institutional, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 69.219%; Boh & Co., Beacon Trust Company, Attn: Beth Patino, 333 Main St., Madison, NJ 07940, 15.090%; PNC Bank, Next Day Sweep, Attn: Scott Horan/Treasury Mgmt/Inv Services, Two PNC Plaza, 620 Liberty Ave, P2-PTPP-32-1, Pittsburgh, PA 15265, 7.318%; Service Shares - PNC Bank, 35 Service, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 93.176%; Jay Schwartz, 99 Eileen Dr., Cedar Grove, NJ 07009-1349, 5.781%.

North Carolina Municipal Money Market Portfolio: Investor A Shares – Joanne Floch, 4478 Moratock Ln., Clemmons, NC 27012-7712, 63.886%; Henry L. Fisher Jr., PO Box 36, Mount Pleasant, NC 28124-0036, 23.017%; Joanne Floch, 4478 Moratock Ln., Clemmons, NC 27012-7712, 12.493%; Institutional Shares - Goldman Sachs Global Cash Services Omnibus Account FBO, Goldman Sachs & Co. Customers, Account #2, 71 South Wacker Drive, Ste. 500, Chicago, IL 60606, 50.674%; US Trust Company of New York, Technology and Support Services Inc., Attn: Trading Operations 7th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1997, 22.882%; High Point Bank & Trust, Mutual Partners Program, Pratt & Co. (Cash), 300 N. Main St., High Point, NC 27261, 13.767%; PNC Bank, 35 Institutional, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 5.997%; Service Shares - PNC Bank, 35 Service, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 78.294%; Trust Company of the South, PO Box 1898, Burlington, NC 27216-1898, 21.705%.

Ohio Municipal Money Market Portfolio: Investor A Shares – Special Custody Account for Exclusive Benefit of Customers of Hilliard Lyons, Attn: Barbara O’Neal, PO Box 32760, Louisville, KY 40232-2760, 99.999%; Institutional Shares - PNC Bank, 35 Institutional, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 94.395%; Service Shares - PNC Bank, Next Day Sweep, Attn: Scott Horan/Treasury Mgmt/Inv Services, Two PNC Plaza, 620 Liberty Ave. P2-PTPP-32-1, Pittsburgh, PA 15265, 44.189%; PNC Bank, 35 Service, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 37.874%; Hilliard Lyons, Special Custody Account for the Exclusive Benefit of Customers, Attn: Barbara O’Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 17.936%.

Pennsylvania Municipal Money Market Portfolio: Investor A Shares – Special Custody Account for Exclusive Benefit of Customers of Hilliard Lyons, Attn: Barbara O’Neal, PO Box 32760, Louisville, KY 40232-2760, 99.036%; Institutional Shares - PNC Bank, 35 Institutional, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 88.847%; Service Shares - Hilliard Lyons Special Custody Account for the Exclusive Benefit of Customers, Attn: Barbara O’Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 45.603%; PNC Bank, 35 Service, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 36.258%; PNC Bank, Next Day Sweep, Attn: Scott Horan/Treasury Mgmt. Inv. Services, Two PNC Plaza, 620 Liberty Ave P2-PTPP-32-1, Pittsburgh, PA 15265, 16.448%.

Virginia Municipal Money Market Portfolio: Institutional Shares – Virginia Commonwealth Trust Co., Tunat & Co., PO Box 1268, Staunton, VA 24402, 49.463%; PNC Bank, Saxon & Company, ACI Dept/Reorg, 8800 Tinicum Blvd., Philadelphia, PA 19153, 28.910%; Goldman Sachs Global Cash Services Omnibus Account FBO, Goldman Sachs & Co. Customers, Account #2, 71 South Wacker Drive Ste. 500, Chicago, IL 60606, 7.540%; American National Bank & Trust Co., Ambro and Company, Attn: Phyllis A. Wiles, PO Box 191, Danville, VA 24543, 7.503%.

On December 31, 2005, PNC Bank, which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, held of record approximately 47.090% of the Fund’s outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

FINANCIAL STATEMENTS

BlackRock Funds. The audited financial statements and notes thereto in the Fund’s Annual Reports to Shareholders for the fiscal year ended September 30, 2005 (the “2005 Annual Report”) and the unaudited financial statements and notes thereto in the Fund’s Semi-Annual Reports to Shareholders for the six-months ended March 31, 2006 (the “2006 Semi-Annual Report”) are incorporated in this Statement of Additional Information by reference. No other parts of the 2005 Annual Report or 2006 Semi-Annual Report are incorporated by reference herein. The financial statements included in the 2005 Annual Report have been audited by Deloitte & Touche LLP. The reports of Deloitte & Touche LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon Deloitte & Touche LLP’s authority as experts in accounting and auditing. Additional copies of the 2005 Annual Reports and 2006 Semi-Annual Reports may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” - Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC” - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - This rating is reserved for income bonds on which no interest is being paid.

“D” - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (—) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/”VMIG-3” - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/”VMIG-4” - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” - Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

Certain Portfolios of the Fund may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin

If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

BLACKROCK FUNDSSM

PART C

OTHER INFORMATION

Item 23.	Exhibits

(1)	Articles of Incorporation

(a)	Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(b)	Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(c)	Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(d)	Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996.

(e)	Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(2)	By-laws

(a)	Amended and Restated Code of Regulations of the Registrant.

(3)	Instruments Defining Rights of Security Holders

(a)	Sections V, VIII and IX of Registrant’s Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on
Form N-1A filed on January 27, 1998;

Article II of Registrant’s Code of Regulations is incorporated herein by reference.

(4)	Investment Advisory Contracts

(a)	Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. relating to all then-existing Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on May 30, 1996.

(b)	Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on May 30, 1996.

(c)	Addendum No. 1 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 28, 1997.

(d)	Form of Addendum No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to BlackRock Strategic Portfolio I and BlackRock Strategic Portfolio II is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on December 18, 1996.

(e)	Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the International Opportunities Portfolio is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on August 19, 1997.

(f)	Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government

Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Total Return Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on
Form N-1A filed on May 30, 1996.

(g)	Reserved

(h)	Reserved

(i)	Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on May 30, 1996.

(j)	Reserved

(k)	Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Asset Allocation Portfolio is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on May 30, 1996.

(l)	Reserved

(m)	Reserved

(n)	Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 28, 1997.

(o)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock International, Ltd. with respect to the

International Opportunities Portfolio is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on August 19, 1997.

(p)	Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the U.S. Opportunities Portfolio, GNMA Portfolio, Delaware Tax-Free Income Portfolio and Kentucky Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (5)(p) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(q)	Reserved

(r)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the GNMA, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios is incorporated herein by reference to Exhibit (5)(r) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(s)	Form of Addendum No. 4 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on August 7, 1998.

(t)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on August 7, 1998.

(u)	Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio IV is incorporated herein by reference to Exhibit 4(u) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on June 11, 1999.

(v)	Form of Addendum No. 5 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Global Science & Technology Opportunities Portfolio is incorporated herein by reference to Exhibit 4(v) of Post-Effective

Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on May 10, 2000.

(w)	Reserved

(x)	Reserved

(y)	Form of Addendum No. 6 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Core Equity Portfolio is incorporated herein by reference to Exhibit 4(y) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A filed on August 16, 2000.

(z)	Reserved

(aa)	Form of Addendum No. 7 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Core PLUS Total Return Portfolio is incorporated herein by reference to Exhibit 4(aa) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(bb)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Core PLUS Total Return Portfolio is incorporated herein by reference to Exhibit 4(bb) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(cc)	Form of Co-Investment Advisory Agreement among Registrant, BlackRock Advisors, Inc. and BlackRock International, Ltd. with respect to the Global Communications Portfolio is incorporated herein by reference to Exhibit 4(cc) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(dd)	Form of Addendum No. 8 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Small Cap Core Equity Portfolio is incorporated herein by reference to Exhibit 4(dd) of Post-Effective Amendment No. 60 to

the Registrant’s Registration Statement on Form N-1A filed on November 14, 2001.

(ee)	Form of Amendment No. 1 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ee) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(ff)	Form of Amendment No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ff) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(gg)	Form of Amendment No. 1 to Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Total Return Portfolios dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(gg) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(hh)	Form of Amendment No. 1 to Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(hh) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(ii)	Reserved

(jj)	Form of Amendment No. 1 to Co-Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Asset Allocation Portfolio dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(jj) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(kk)	Form of Amendment No. 1 to Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(kk) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(ll)	Form of Amendment No. 1 to Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock International, Ltd. with respect to the International Opportunities Portfolio dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ll) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(mm)	Form of Addendum No. 9 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Enhanced Income and Ultrashort Municipal Portfolios is incorporated herein by reference to Exhibit 4(mm) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on February 11, 2004.

(nn)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Enhanced Income and Ultrashort Municipal Portfolios is incorporated herein by reference to Exhibit 4(nn) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on February 11, 2004.

(oo)	Form of Addendum No. 10 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Intermediate PLUS Bond and Inflation Protected Bond Portfolios is incorporated herein by reference to Exhibit 4(oo) of Post-Effective No. 79 to the Registrant’s Registration Statement on Form N-1A filed on June 18, 2004.

(pp)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Intermediate PLUS Bond and Inflation Protected Bond Portfolios is incorporated herein by reference to Exhibit 4(pp) of Post-Effective No. 79 to the Registrant’s Registration Statement on Form N-1A filed on June 18, 2004.

(qq)	Form of Addendum No. 11 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Dividend Achievers™ Portfolio is incorporated herein by reference to Exhibit 4(qq) of Post-Effective No. 82 to the Registrant’s Registration Statement on Form N-1A filed on August 24, 2004.

(rr)	Form of Addendum No. 12 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Exchange, Small/Mid-Cap Growth, Aurora, Legacy, Health Sciences and Global Resources Portfolios is incorporated herein by reference to Exhibit 4(rr) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

(ss)	Form of Addendum No. 13 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the All-Cap Global Resources Portfolio is incorporated herein by reference to Exhibit 4(ss) of Post-Effective Amendment No. 87 to Registrant’s Registration Statement on Form N-1A filed on November 19, 2004.

(tt)	Form of Addendum No. 14 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with repect to the Global Opportunities Portfolio is incorporated herein by reference to Exhibit 4(tt) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2006.

(uu)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Global Opportunities Portfolio is incorporated herein by reference to Exhibit 4(uu) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2006.

(vv)	Form of Addendum No. 15 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with repect to the Long Duration Bond Portfolio to be filed by amendment.

(ww)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Long Duration Bond Portfolio to be filed by amendment.

(5)	Underwriting Contracts

(a)	Distribution Agreement between Registrant and BlackRock Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2001.

(b)	Form of Appendix A to Distribution Agreement between Registrant and BlackRock Distributors, Inc.

(c)	Form of Cooperation Agreement among the Registrant, BlackRock Advisors, Inc. and UBS AG is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed on January 31, 2005.

(6)	Bonus or Profit Sharing Contracts

None.

(7)	Custodian Agreements

(a)	Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRockfunds and PFPC Trust Company is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

(b)	Reserved

(c)	Reserved

(d)	Reserved.

(e)	Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(f)	Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(g)	Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(h)	Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(i)	Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 28, 1997.

(8)	Other Material Contracts

(a)	Amended and Restated Administration Agreement dated February 10, 2004 among Registrant, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

(b)	Form of Appendix A to the Amended and Restated Administration Agreement among Registrant, BlackRock Advisors, Inc. and PFPC Inc.

(c)	Amended and Restated Transfer Agency Agreement dated February 10, 2004 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

(d)	Reserved

(e)	Reserved

(f)	Reserved

(g)	Reserved

(h)	Form of Exhibit A to the Amended and Restated Transfer Agency Agreement between Registrant and PFPC Inc.

(i)	Reserved

(j)	Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on April 29, 1998.

(k)	Form of Expense Limitation Agreement dated as of January 28, 2004 by and between Registrant and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit 8(k) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on February 11, 2004.

(l)	Schedule A to Expense Limitation Agreement to be filed by amendment.

(m)	Reserved

(n)	Reserved

(o)	Form of License Agreement between Registrant and Mergent, Inc. with respect to Dividend Achievers™ Portfolio is incorporated herein by reference to Exhibit 8(o) of Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on August 24, 2004.

(p)	Form of Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed on January 31, 2005.

(9)	Legal Opinion

Opinion of Skadden, Arps, Slate, Meagher & From LLP.

(10)	Other Opinions

(a)	Consent of Deloitte & Touche LLP.

(11)	Omitted Financial Statements

(a)	None.

(12)	Initial Capital Agreements

(a)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes A-1, B-1, C-1, D-2, E-2, F-2, G-2, H-2, I-1, I-2, J-1, J-2, K-2, L-2, M-2, N-2, O-2, P-2, D-1, E-1, F-1, G-1, H-1, K-1, L-1, M-1, N-1, O-1, P-1, A-2, B-2, C-2, I-2, J-2, A-3, B-3, C-3, D-3, E-3, F-3, G-3, H-3, I-3, J-3, K-3, L-3, M-3, N-3, O-3, P-3, Q-1, Q-2, Q-3, R-1, R-2, R-3, S-1, S-2, S-3, T-1, T-2, T-3, U-1, U-2, U-3, A-4, D-4, E-4, F-4, G-4, H-4, K-4, L-4, M-4, N-4, O-4, P-4, R-4, S-4, T-4, U-4, W-4, X-4, Y-4, V-1, V-2, V-3, W-1, W-2, W-3, X-1, X-2, X-3, Y-1, Y-2, Y-3, Z-1, Z-2, Z-3, AA-1, AA-2, AA-3, AA-4, AA-5, BB-1, BB-2, BB-3, BB-4, BB-5, CC-3, A-5, B-4, B-5, C-4, C-5, I-4, I-5, J-4, J-5, Q-4, Q-5, V-4, V-5, Z-4, Z-5, X-1, X-3, D-5, E-5, F-5, G-5, H-5, K-5, L-5, M-5, N-5, O-5, P-5, R-5, S-5, T-5, U-5, W-5, X-5, Y-5, DD-1, DD-2, DD-3, DD-4, DD-5, EE-1, EE-2, EE-3, EE-4, EE-5, R-6, BB-6, FF-3, GG-3, HH-1, HH-2, HH-3, HH-4, HH-5, II-1, II-2, II-3, II-4, II-5, S-6, JJ-1, JJ-2, JJ-3, JJ-4, JJ-5, KK-1, KK-2, KK-3, KK-4, KK-5, LL-1, LL-2, LL-3, LL-4 and LL-5 is incorporated herein by reference to Exhibit (13)(a) of Post-Effective Amendment No. 34

to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(b)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes MM-1, MM-2,

MM-3, MM-4, MM-5 and MM-6 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on August 7, 1998.

(c)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Class NN-3 is incorporated herein by reference to Exhibit 12(c) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on June 11, 1999.

(d)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes A-7 and C-7 is incorporated herein by reference to Exhibit 12(d) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on August 6, 1999.

(e)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes OO-1, OO-2, OO-3, OO-4 and OO-5 is incorporated herein by reference to Exhibit 12(e) of Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on May 10, 2000.

(f)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes PP-1, PP-2, PP-3, PP-4 and PP-5, QQ-1, QQ-2, QQ-3, QQ-4, QQ-5 and U-6 is incorporated herein by reference to Exhibit 12(f) of Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A filed on June 6, 2000.

(g)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Class RR-3 is incorporated herein by reference to Exhibit 12(g) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on August 16, 2000.

(h)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes SS-1, SS-2, SS-3, SS-4 and SS-5 is incorporated herein by reference to Exhibit 12(h) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(i)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes TT-1, TT-2, TT-3, TT-4, TT-5 and TT-6 is incorporated herein by reference to Exhibit 12(i) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(j)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class UU-1, UU-2, UU-3, UU-4 and UU-5 is incorporated herein by reference to Exhibit 12(j) of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2001.

(k)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class H-6 is incorporated herein by reference to Exhibit 12(k) of Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A filed on September 26, 2002.

(l)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class JJ-6 is incorporated herein by reference to Exhibit 12(l) of Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A filed on September 30, 2002.

(m)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes G-6, O-6 and X-6 is incorporated herein by reference to Exhibit 12(m) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A filed on November 27, 2002.

(n)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes VV-1, VV-2, VV-3, VV-6, WW-1, WW-2, WW-3, and WW-6 is incorporated herein by reference to Exhibit 12(n) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on February 11, 2004.

(o)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class P-6 is incorporated herein by reference to Exhibit 12(o) of Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A filed on April 8, 2004.

(p)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class W-6 is incorporated herein by reference to Exhibit 12(p) of Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A filed on May 18, 2004.

(q)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes XX-1, XX-2, XX-3, XX-4, XX-5, XX-6, YY-1, YY-2, YY-3, YY-4, YY-5 and YY-6 is incorporated herein by reference to Exhibit 12(q) of Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed on June 18, 2004.

(r)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes ZZ-1, ZZ-2, ZZ-3, ZZ-4 and ZZ-5 is incorporated herein by reference to Exhibit 12(r) of Post-Effective Amendment No. 82 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2004.

(s)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class X-1 is incorporated herein by reference to Exhibit 12(s) of Post-Effective Amendment No. 85 to Registrant Registration statement on Form N-1A filed on October 27, 2004.

(t)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes AAA-6, BBB-1, BBB-2, BBB-3, BBB-4, BBB-5, CCC-1, CCC-2, CCC-3, CCC-4, CCC-5, EEE-1, EEE-2, EEE-3, EEE-4, EEE-5, EEE-6, EEE-8, FFF-1, FFF-2, FFF-3, FFF-4, FFF-5, GGG-1, GGG-2, GGG-3, GGG-4 and GGG-5 is incorporated herein by reference to Exhibit 12(t) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

(u)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes HHH-1, HHH-2, HHH-3, HHH-4, HHH-5 and HHH-6 is incorporated herein by reference to Exhibit 12(u) of Post-Effective Amendment No. 87 to Registrant’s Registration Statement on Form N-1A filed on November 19, 2004.

(v)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes III-1, III-2, III-3, III-4 and III-5 is incorporated herein by reference to Exhibit 12(v) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2006.

(w)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes JJJ-2, JJJ-3, JJJ-6 and JJJ-13 to be filed by amendment.

(x)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes X-3, R-8, R-9, X-9, MM-9, R-10, R-11, X-11, MM-11, R-12 and R shares of certain Portfolios.

(13)	Rule 12b-1 Plan

(a)	Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B Investor, Series C Investor, Institutional, HL and BlackRock Shares is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

(b)	Form of Appendix A to Amended and Restated Distribution and Service Plan.

(14)	Rule 18f-3 Plan

(a)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System.

(15)	Reserved

(16)	Codes of Ethics

(a)	Code of Ethics of BlackRock Funds is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2006.

(b)	Code of Ethics of BlackRock, Inc is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2006.

(c)	Code of Ethics of BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 16(c) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(99)	Power of Attorney

(a)	Power of Attorney of David R. Wilmerding, Jr. dated May 19, 2005 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on form N-1A filed on June 28, 2005.

(b)	Power of Attorney of Robert M. Hernandez dated May 19, 2005 is incorporated herein by reference to Exhibit 99(b) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on form N-1A filed on June 28, 2005.

(c)	Power of Attorney of Laurence D. Fink dated November 10, 2005 is incorporated herein by reference to Exhibit 99(c) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2006.

(d)	Power of Attorney of Stuart E. Eizenstat dated May 19, 2005 is incorporated herein by reference to Exhibit 99(d) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A filed on June 28, 2005.

(e)	Power of Attorney of Dr. Matina Horner dated September 15, 2005 is incorporated herein by reference to Exhibit 99(e) of Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2005.

(f)	Power of Attorney appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Catherine L. Newell and Valerie A. Brown as attorneys-in-fact is incorporated herein by reference to Exhibit O(2) of Post-Effective Amendment No. 24 to The DFA Investment Trust Company’s Registration Statement on Form N-1A filed on March 29, 2001.

(g)	Power of Attorney of Bruce R. Bond dated May 19, 2005 is incorporated herein by reference to Exhibit 99(g) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A filed on June 28, 2005.

(h)	Power of Attorney of Richard S. Davis dated May 19, 2005 is incorporated herein by reference to Exhibit 99(h) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A filed on June 28, 2005.

(i)	Power of Attorney of Peter S. Drotch dated May 19, 2005 is incorporated herein by reference to Exhibit 99(i) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A filed on June 28, 2005.

(j)	Power of Attorney of Toby Rosenblatt dated May 19, 2005 is incorporated herein by reference to Exhibit 99(j) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A filed on June 28, 2005.

Item 24.	Persons Controlled by or under Common Control with the Fund.

Unless indicated otherwise, ownership is at 100% and each entity is organized under the laws of Delaware.

The Fund is controlled by PNC Bank, National Association, a national bank organized under the laws of the United States. All of the capital stock of PNC Bank, National Association is owned by PNC Bancorp, Inc., the capital stock of which is owned by The PNC Financial Services Group, Inc., a publicly held bank holding company organized in Pennsylvania.

PNC Bank, National Association controls the following entities: 499 Holding, Inc. (organized in New Jersey), Bancshares Realty Co., TRI Capital Company, Inc.,

Continental/Van Louhr, Inc., Deerfield Corp. (organized in New Jersey), Land Holding Corp. of PA (organized in Pennsylvania), Land Holding, Inc., Midland Loan Services, Inc., NE Investment Inc., Parkway Sussex Inc., PNC Affordable Housing, Inc., PNC Community Partners, Inc., PNC Bank Capital Securities, LLC, PNC Commercial Management, Inc., PNC Bank International, PNC Investment Holdings, Inc., PNC BL Holding Inc., PNC Brokerage Corp. (organized in Pennsylvania), PNC Community Development Corp. (organized in Kentucky), PNC Insurance Services (Kentucky), Inc. (organized in Kentucky), PNC Institutional Capital Trust A, PNC Leasing, LLC, PNC Vehicle Leasing, LLC, PNC Title Holding Company, LLC, PNC Reinsurance Corp. (organized in Vermont), Thornhurst Corp., Spectra Services Corporation (organized in Ohio).

PNC Bank, National Association controls 50% of the voting securities of Billing Zone, LLC.

Midland Loan Services, Inc. controls the following entities: MLS Investments, Inc., Ridge Acquisition, L.P., Midland Realty Acceptance Corp., PNC Mortgage Acceptance Corp., Financial Support Services, Inc., First Financial, LP, Midland Commercial Financing Corp. and MDS Servicing Corp.

PNC Leasing, LLC controls the following entities: Gallatin Generation, LLC, Johnsonville Generation, LLC, Madison Power 2000, LLC, NSI Air, LLC and PNC Capital Leasing, LLC.

PNC Mortgage Securities Corp. controls PNC Mortgage Funding Corp.

PNC Mortgage Corp. of America controls PNC Mortgage Partners Corp.

PNC Investment Holdings, Inc. controls PNC Asset Management, Inc.

PNC Asset Management, Inc. controls approximately 70% of the voting securities of BlackRock, Inc., which directly and indirectly controls the following entities: BlackRock Advisors Inc., BlackRock Overseas Investment Corp. (an Edge Act bank), BlackRock Japan Holdings, Inc. (organized in Japan), BlackRock International, Ltd. (organized in Scotland), BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., BlackRock Investments, Inc., BlackRock Funding, Inc., BlackRock Asia Limited, BlackRock Financial Management, Inc., BlackRock (Japan), Inc., Anthracite Securitization Corp. and Risk Monitors, Inc.

BlackRock Japan Holdings, Inc. and BlackRock International, Ltd. control 50% of the voting securities of Nomura BlackRock Asset Management Co., Ltd., an entity organized under the laws of Japan.

BlackRock Financial Management, Inc. controls 28% of the voting securities of Trepp, LLC, which is organized under the laws of the state of New York.

Item 25.	Indemnification

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 5(a). Indemnification of Registrant’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement incorporated by reference herein as
Exhibit 7(a), Section 12 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 8(c) and Section 9 of the Administration Agreement incorporated by reference herein as Exhibit 8(a). Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the Registrant’s Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 26.	Business and Other Connections of Investment Advisers

(a)	BlackRock Advisors, Inc. is an indirect majority-owned subsidiary of PNC Bank Corp. BlackRock Advisors, Inc. was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 26 of officers and directors of BlackRock Advisors, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b)	BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) (“BIMC”) is an indirect majority-owned subsidiary of PNC Bank Corp. The list required by this Item 25 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

(c)	BlackRock Financial Management, Inc. (“BlackRock”) is an indirect majority-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 25 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock pursuant to the Investment Advisers Act of 1940
(SEC File No. 801-48433).

(d)	BlackRock International, Ltd. (formerly CastleInternational Asset Management Limited) (“BIL”) is an indirect majority-owned subsidiary of PNC Bank Corp. The list required by this Item 25 of officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 27.	Principal Underwriters

(a)	BlackRock Distributors, Inc. currently acts as distributor for BlackRock Funds and BlackRock Bond Allocation Target Shares.

(b)	The principal business address of each director, officer or partner of BlackRock Distributors, Inc. (formerly Compass Distributors, Inc.) is 760 Moore Road, King of Prussia, PA 19406. No individual listed in the chart below is an officer or employee of the Fund.

Name	Position With Distributor

Rita Adler	Chief Compliance Officer

Douglas Castagna	Controller and Assistant Treasurer

Brian Burns	Director, Chairman, CEO and President

Bruno DiStefano	Vice President

Susan Moscaritolo	Vice President

Christine Ritch	Chief Legal Officer, Assistant Secretary and Assistant Clerk

Bradley Stearns	Assistant Secretary and Assistant Clerk

Nicholas Marsini	Director

Craig Stokarski	Treasurer and Financial and Operations Principal

Steven Sunnerberg	Secretary

Michael DeNofrio	Director

John Wilson	Assistant Secretary and Assistant Clerk

Jason Greim	Assistant Vice President

Kristen Nolan	Assistant Secretary and Assistant Clerk

(c)	Not applicable.

Item 28.	Location of Accounts and Records

(a)	PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153 (records relating to its functions as custodian).

(b)	BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its functions as distributor).

(c)	BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser and co-administrator).

(d)	BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

(e)	BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022 (records relating to its functions as investment adviser and sub-adviser).

(f)	PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as custodian, co-administrator, transfer agent and dividend disbursing agent).

(g)	The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

(h)	BlackRock International, Ltd., 40 Torphichen Street, Edinburgh, Scotland, EH3 8JB (records relating to its functions as investment sub-adviser).

(i)	Citibank, N.A., 111 Wall Street, 23rd Floor, Zone 6, New York, NY 10043 (records relating to its functions as sub-custodian).

(j)	BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 (Registrant’s declaration of trust, code of regulations and minute books).

Item 29.	Management Services

None.

Item 30.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 19th day of September, 2006.

BLACKROCK FUNDSSM

By:	/s/ HENRY GABBAY
Henry Gabbay President (Principal Executive Officer)

By:	/s/ NEAL ANDREWS
Neal Andrews Assistant Treasurer (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ *Bruce R. Bond (Bruce R. Bond)	Trustee	September 19, 2006

/s/ *Richard S. Davis (Richard S. Davis)	Trustee	September 19, 2006

/s/ *Peter S. Drotch (Peter S. Drotch)	Trustee	September 19, 2006

/s/ *Stuart E. Eizenstat (Stuart E. Eizenstat)	Trustee	September 19, 2006

/s/ *Laurence D. Fink (Laurence D. Fink)	Trustee	September 19, 2006

/s/ *Robert M. Hernandez (Robert M. Hernandez)	Trustee	September 19, 2006

/s/ *Dr. Matina Horner (Dr. Matina Horner)	Trustee	September 19, 2006

/s/ *Toby Rosenblatt (Toby Rosenblatt)	Trustee	September 19, 2006

/s/ *David R. Wilmerding, Jr. (David R. Wilmerding, Jr.)	Trustee and Chairman of the Board	September 19, 2006

*By:	/s/ ANNE ACKERLEY
Anne Ackerley, Attorney-in-fact

EXHIBIT INDEX

Exhibit No.		Description

2	(a)	Amended and Restated Code of Regulations

5	(b)	Form of Appendix A to Distribution Agreement

8	(b)	Form of Appendix A to Administration Agreement

8	(h)	Form of Exhibit A to Transfer Agency Agreement

9		Opinion of Counsel

10		Consent of Deloitte & Touche LLP

12	(x)	Form of Purchase Agreement

13	(b)	Form of Appendix A to Amended and Restated Distribution and Service Plan

14	(a)	Amended and Restated Plan pursuant to Rule 18f-3